ANNUAL REPORT

-----------------------------------------------------------------------
                    MAINSTAY(R) INSTITUTIONAL FUNDS INC.

              OCTOBER 31, 1999

                 ------------------------------------------------------
                    Asset Manager Fund
                 ------------------------------------------------------
                    EAFE Index Fund
                 ------------------------------------------------------
                    Growth Equity Fund
                 ------------------------------------------------------
                    Indexed Equity Fund
                 ------------------------------------------------------
                    International Equity Fund
                 ------------------------------------------------------
                    Value Equity Fund
                 ------------------------------------------------------
                    Bond Fund
                 ------------------------------------------------------
                    Indexed Bond Fund
                 ------------------------------------------------------
                    International Bond Fund
                 ------------------------------------------------------
                    Money Market Fund
                 ------------------------------------------------------
                    Short-Term Bond Fund
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[MAINSTAY LOGO] MAINSTAY Investments

PERFORMANCE HIGHLIGHTS

                                                            TOTAL RETURNS*
                                           INDIVIDUAL YEARS ENDED DECEMBER 31
                                                                                                 TEN
                                                                                               MONTHS
                                                                                                ENDED
                                                                                             OCTOBER 31,
FUNDS                          1992     1993     1994     1995     1996     1997     1998       1999
EQUITY FUNDS
 Asset Manager                 7.09%    8.79%   -0.86%   26.81%   16.16%   26.69%   21.31%       5.58%
  (Institutional Class)(+#)
 Asset Manager (Service        7.09     8.79    -0.86    26.70    15.89    26.30    21.00        5.31
  Class)(++#)
 EAFE INDEX (INSTITUTIONAL   -12.22    28.97     6.83     9.03     6.45     0.40    19.15       12.31
  CLASS)(+)
 EAFE INDEX (SERVICE         -12.22    28.97     6.83     8.63     6.37     0.08    18.83       12.08
  CLASS)(++)
 Growth Equity                 5.63     9.59    -2.23    37.88    21.62    24.73    40.50        9.96
  (Institutional Class)(+)
 Growth Equity (Service        5.63     9.59    -2.23    37.50    21.29    24.50    40.18        9.74
  Class)(++)
 INDEXED EQUITY                7.19     9.41     0.90    36.88    22.57    32.88    28.62       11.80
  (INSTITUTIONAL CLASS)(+)
 INDEXED EQUITY (SERVICE       7.19     9.41     0.90    36.70    22.21    32.60    28.24       11.60
  CLASS)(++)
 International Equity         -5.37    25.03     8.36     7.17    12.09     5.44    22.41       11.23
  (Institutional
  Class)(sec.)
 International Equity         -5.37    25.03     8.36     6.86    11.59     4.88    22.20       10.96
  (Service Class)(sec.)
 VALUE EQUITY (INSTITUTIONAL  20.71    14.90     1.22    29.42    22.41    22.63    -8.10        7.91
  CLASS)(+)
 VALUE EQUITY (SERVICE        20.71    14.90     1.22    29.32    22.10    22.28    -8.30        7.65
  CLASS)(++)

 INCOME FUNDS
 Bond (Institutional           6.39%    9.74%   -3.31%   17.88%    2.80%    8.57%    7.93%      -1.61%
  Class)(+)
 Bond (Service Class)(++)      6.39     9.74    -3.31    17.55     2.62     8.21     7.73       -1.92
 INDEXED BOND (INSTITUTIONAL   7.09     9.64    -3.44    18.07     2.55     9.01     8.21       -1.56
  CLASS)(+)
 INDEXED BOND (SERVICE         7.09     9.64    -3.44    17.97     2.34     8.75     7.86       -1.65
  CLASS)(++)
 International Bond            7.68    14.56     3.11    18.46    14.32     2.62    12.53       -5.33
  (Institutional
  Class)(sec.)
 International Bond (Service   7.68    14.56     3.11    18.26    14.08     2.27    12.30       -5.50
  Class)(sec.)
 MONEY MARKET (II)             3.66     2.89     3.88     5.63     5.11     5.27     5.25        3.96
  (Institutional Class)(+)
 MONEY MARKET (II) (Service    3.66     2.89     3.88     5.46     4.85     5.01     4.99        3.74
  Class)(++)
 MONEY MARKET (II) (Sweep      3.66     2.89     3.88     5.46     4.85     5.01     4.99        3.53
  Shares Class)(++)
 Short-Term Bond               5.94     5.67     0.11    10.27     4.81     6.13     6.37        2.12
  (Institutional Class)(+)
 Short-Term Bond (Service      5.94     5.67     0.11    10.07     4.46     5.98     5.98        1.91
  Class)(++)

PERFORMANCE HIGHLIGHTS
                                   SEC AVERAGE ANNUAL
                                     TOTAL RETURNS
                                 AS OF OCTOBER 31, 1999

                                                   SINCE
FUNDS                         1 YEAR   5 YEARS   INCEPTION
EQUITY FUNDS
 Asset Manager                12.13%    18.89%     14.29%
  (Institutional Class)(+#)
 Asset Manager (Service       11.73     18.62      14.14
  Class)(++#)
 EAFE INDEX (INSTITUTIONAL    22.68      8.25       8.62
  CLASS)(+)
 EAFE INDEX (SERVICE          22.38      7.98       8.46
  CLASS)(++)
 Growth Equity                32.29     25.63      22.72
  (Institutional Class)(+)
 Growth Equity (Service       32.01     25.33      22.56
  Class)(++)
 INDEXED EQUITY               25.63     25.68      19.76
  (INSTITUTIONAL CLASS)(+)
 INDEXED EQUITY (SERVICE      25.32     25.40      19.61
  CLASS)(++)
 International Equity         22.57     11.14      11.56
  (Institutional
  Class)(sec.)
 International Equity         22.31     10.77      11.30
  (Service Class)(sec.)
 VALUE EQUITY (INSTITUTIONAL   6.39     13.16      15.94
  CLASS)(+)
 VALUE EQUITY (SERVICE         6.12     12.92      15.79
  CLASS)(++)
 INCOME FUNDS
 Bond (Institutional          -1.05%     7.00%      6.86%
  Class)(+)
 Bond (Service Class)(++)     -1.27      6.73       6.71
 INDEXED BOND (INSTITUTIONAL  -0.78      7.17       7.07
  CLASS)(+)
 INDEXED BOND (SERVICE        -0.93      6.97       6.95
  CLASS)(++)
 International Bond           -3.46      7.81       8.59
  (Institutional
  Class)(sec.)
 International Bond (Service  -3.69      7.57       8.47
  Class)(sec.)
 MONEY MARKET (II)             4.81      5.22       4.70
  (Institutional Class)(+)
 MONEY MARKET (II) (Service    4.55      4.98       4.57
  Class)(++)
 MONEY MARKET (II) (Sweep      4.34      4.94       4.55
  Shares Class)(++)
 Short-Term Bond               2.51      5.85       5.91
  (Institutional Class)(+)
 Short-Term Bond (Service      2.23      5.59       5.77
  Class)(++)


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Performance figures (through 1993 for the Value Equity Fund and Growth Equity Fund, 1996 for the Asset Manager Fund, and 1998 for the International Equity Fund) reflect certain fee waivers and/or expense limitations. As a result, total return figures, which take into account these fee waivers and/or expense limitations may have been lower had they not been in effect. The fee waivers and expense limitations are voluntary and may be terminated at any time. Please read the prospectuses carefully before you invest or send money.
Most Funds are offered in two classes of shares, except the Money Market Fund which has three classes. Investors should consider, when deciding whether to purchase a particular class of shares, the services desired and other relevant factors.
See prospectuses for more detailed information. The Funds' prospectuses contain more information about advisory fees, other expenses, and share classes. Please read them carefully before you invest or send money.
The Institutional Class shares are sold with no sales charge. The Service Class and Sweep Shares Class shares, first offered 1/1/95 and 12/8/98, respectively, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.
Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid, and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class and Sweep Shares Class shares, include the service fee of .25% on an annualized basis of the average daily net asset values of the Service Class and Sweep Shares Class shares. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.
(+) The inception date of these Institutional Class shares and the date such shares were first offered to the public is 1/2/91.
(++) Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception (1/1/95) up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Funds' inception (1/2/91) up to 12/31/94. Performance figures for these classes after these dates will vary based on differences in their expense structures.
(sec.) The inception date of the International Equity Fund and International Bond Fund shares and the date such shares were first offered to the public is 1/1/95. The inception dates of the International Equity Fund and International Bond Fund's predecessor separate accounts (Separate Accounts) are 7/31/92 and 1/31/90, respectively. Performance figures include the historical performance of the respective Separate Accounts for the period prior to the Funds' commencement of operations on 1/1/95. MacKay Shields LLC, the Funds' investment subadvisor, served as investment advisor to the Separate Accounts, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Accounts were substantially similar to those of the respective Funds. Performance figures for the period prior to 1/1/95 have been calculated using the Separate Accounts' expense structures, which generally were higher than the expense structure of the Funds. The Separate Accounts were not registered under the Investment Company Act of 1940 ("1940 Act") and therefore were not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, the Separate Accounts' performance may have been adversely affected.
(II) The Money Market Fund had an effective 7-day yield with a current 7-day yield of 5.28% and 5.15%, respectively, for the Institutional Class; 5.02% and 4.90%, respectively, for the Service Class; and 4.76% and 4.65%, respectively, for the Sweep Shares Class; all as of 10/31/99. These yields reflect certain expense limitations. Had these expenses not been limited, the effective 7-day yield and the current 7-day yield would have been 5.20% and 5.07%, respectively, for the Institutional Class; 4.94% and 4.82%, respectively, for the Service Class; and 4.67% and 4.57%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
(#) Effective 5/1/99, the Multi-Asset Fund was renamed the Asset
    Manager Fund.

                              Table of Contents
                              Chairman's Letter 2

                              Portfolio Managements' Discussions and Analyses and
                              Financial Statements

                              EQUITY FUNDS
                              Asset Manager Fund (formerly known as
                                Multi-Asset Fund) 3
                              EAFE Index Fund 20
                              Growth Equity Fund 38
                              Indexed Equity Fund 48
                              International Equity Fund 64
                              Value Equity Fund 76

                              INCOME FUNDS
                              Bond Fund 86
                              Indexed Bond Fund 96
                              International Bond Fund 106
                              Money Market Fund 116
                              Short-Term Bond Fund 126

                              Note 1 Organization and Business 134
                              Note 2 Significant Accounting Policies 135
                              Note 3 Fees and Related Party Policies 144
                              Note 4 Federal Income Tax 147
                              Note 5 Financial Investments 148
                              Note 6 Line of Credit 148
                              Note 7 Deposit with Broker 149
                              Note 8 Purchases and Sales of Securities 150
                              Note 9 Capital Share Transactions 150

                              Report of Independent Accountants 152

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to Shareholders for the Period
January 1, 1999, through October 31, 1999.

The twentieth century has been a period of unprecedented change. From the dawn of air travel and overseas radio, we've advanced to an age when computers, cell phones, and satellites can instantly connect people anywhere around the globe. During the past hundred years, scientists have discovered penicillin, eradicated polio, unraveled the secrets of DNA, and sent men to the moon and back.

Financially, the world has also seen tremendous evolution and growth. From 1900 to the bull market of the 1990s, investors have weathered wars, depressions, recessions, oil embargoes, runaway inflation, currency devaluations, and major shifts in political power. Yet despite the market's ups and downs, investors have continued to increase their commitment and exposure to the capital markets and have looked to mutual funds as a primary vehicle for helping them meet their financial objectives. As a result, mutual funds as a group have grown from small beginnings in the mid-1920s to over $6 trillion in assets under management in October 1999.(*)

MainStay Institutional Funds Inc. is proud to be part of America's financial heritage and the growth of the mutual fund industry. As we look ahead to a new millenium, we believe it's helpful to look back at how far we've come. During the last few years, we've witnessed a clear upward trend in the value of the broad equity market, with returns exceeding historical norms.(+) While many of the positive demographic and economic trends contributing to this period of unprecedented prosperity remain in place today, it is still wise to bear in mind that this period has indeed been unusual. New challenges and opportunities are to be expected in an ever-changing world, but are difficult to anticipate. As a result, it is prudent to periodically reassess expectations and to review your investment strategies to make sure they're consistent with your long-term goals.

At MainStay Institutional Funds, we're helping you steer your portfolio with a steady hand by focusing on discipline and consistency of style. Each Fund's portfolio manager continues to manage his or her portfolio according to investment strategies developed through extensive research and backed by many years of investment experience. Though popular trends may get a great deal of short-term publicity, they do not sway the investment disciplines of MainStay's portfolio managers. This helps give you the consistency needed to help you pursue specific goals in a well-rounded investment program.

This annual report explains the events that affected your MainStay Institutional Funds during the ten-month period ended October 31, 1999. Although we have changed the reporting period from a calendar-year basis, the investment process underlying each of our Funds remains the same. The portfolio manager commentaries that follow can tell you more about the investment strategies and performance of your individual Funds.

Sincerely,

/s/STEPHEN C. ROUSSIN

Stephen C. Roussin

November 1999
--------------------------------------------------------------------------------
(*) Source: "Trends in Mutual Fund Investing, October 1999," Investment Company
    Institute.
(+) Source: Stocks, Bonds, Bills, and Inflation(R) 1999 Yearbook, (C)1999
    Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Asset Manager Fund (formerly known as the Multi-Asset Fund)
--------------------------------------------------------------------------------

The ten-month period ended October 31, 1999,(1) was a positive one for many stock markets around the globe, but a difficult period for domestic bond investors. The Federal Reserve Board, which had eased the targeted federal funds rate three times in 1998, made two tightening moves during the reporting period--one at the end of June and another in late August 1999. Each move raised the targeted federal funds rate 25 basis points and had a negative impact on bond prices. In the United States, cash investments outperformed bonds by a substantial margin during the ten-month reporting period.

Despite the appearance of being overvalued, U.S. equities as measured by the S&P 500 Index,(2) continued their upward climb, returning 12.03% for the ten months ended October 31, 1999. Most Asian markets benefited from a strong economic recovery in Japan, with Japanese equities rising sharply and Hong Kong stocks performing quite well over the ten-month reporting period. Although enthusiasm over the euro quickly faded after its introduction in January 1999, several European stock markets provided double-digit returns in U.S.-dollar terms during the ten months ended October 31, 1999. The German stock market provided a slightly negative return for the ten-month period, lagging well behind the French and U.K. stock markets.

PERFORMANCE REVIEW

For the ten months ended October 31, 1999, the MainStay Institutional Asset Manager Fund (formerly the Institutional Multi-Asset Fund) returned 5.58% for Institutional Class shares and 5.31% for Service Class shares. Both share classes outperformed the 5.24% return of the average Lipper(3) flexible portfolio fund for the ten months ended October 31, 1999. During the second calendar quarter of 1999, the Fund's asset allocation model indicated that U.S. equities were overpriced based on historical valuation measures. The Fund reduced its exposure to U.S. stocks, but they continued to roar ahead, so the repositioning had a negative impact on performance.

Both of the Fund's share classes were rated four stars overall by Morningstar(4) as of October 31, 1999. Both share classes were rated four stars out of 3,272 domestic equity funds for the three-year period then ended, and Institutional Class shares were rated four stars out of 2,047 domestic equity funds for the five-year period then ended.

STRONG AND WEAK SECTORS

The best-performing markets in which the Fund invested during the ten months ended October 31, 1999, were Japan (+45.84%), Hong Kong (+29.72%), France (+12.32%), and the United States (+11.64%), all in U.S.-dollar terms.(5) While these overall results were positive, most markets showed considerable variations over the reporting period.

The Fund's worst-performing asset class for the reporting period was domestic bonds, which returned -0.37% as measured by the

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.
(5) Foreign market returns are based on Morgan Stanley Capital International
    (MSCI) national indices, which are unmanaged and are generally representative of stocks in the respective countries. U.S. returns are based on the S&P 500 Index. An investment cannot be made directly into an index.

Salomon Smith Barney Broad Investment Grade (BIG) Bond Index.(6) Rising interest rates and inflation concerns had a negative impact on bond returns. In addition, as the global financial crisis of mid-1998 began to unwind, investors were no longer willing to pay a premium for Treasury securities, which further eroded bond performance. Another weak-performing asset class in which the Fund invested was cash, which returned 3.97% for the ten-month reporting period as measured by the Merrill Lynch 3-Month U.S. Treasury Bill Index.(7) Also, compared to other stock markets represented in the Fund's portfolio, German stocks were the weakest, returning -0.28% in U.S.-dollar terms during the ten months ended October 31, 1999.

LOOKING AHEAD

The MainStay Institutional Asset Manager Fund remains in a defensive mode with respect to U.S. equities, which continue to appear overvalued by historical measures. As of October 31, 1999, the Fund's asset allocation model portrayed other asset classes as offering more attractive risk/reward profiles. We anticipate that investors will remain cautious as they try to assess possible moves by the Federal Reserve and react to uncertainty surrounding Y2K. It is our opinion that volatility may increase as investors continue to "bargain hunt" for the balance of 1999.

Whatever happens in the global economy and specific markets, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money-market investments.

JEFFERSON C. BOYCE
JONATHAN B. SWANEY
Portfolio Managers
Monitor Capital Advisors LLC

--------------------------------------------------------------------------------
(6) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. An investment cannot be made directly into an index.
(7) The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond three months from the rebalancing date. An investment cannot be made directly into an index.

Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             ASSET MANAGER FUND VS
                     AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                           INDEX                          ASSET MANAGER
                                                                           -----                          -------------
1/2/91                                                                   $ 250,000                           $ 250,000
03/31/91                                                                   278,300                             264,000
06/30/91                                                                   278,857                             266,250
09/30/91                                                                   292,744                             278,250
12/31/91                                                                   313,558                             294,750
03/31/92                                                                   313,840                             290,187
06/30/92                                                                   314,311                             297,803
09/30/92                                                                   324,746                             308,307
12/31/92                                                                   338,970                             315,660
03/31/93                                                                   352,698                             327,443
06/30/93                                                                   358,024                             331,103
09/30/93                                                                   370,161                             338,705
12/31/93                                                                   375,676                             343,407
03/31/94                                                                   364,744                             332,814
06/30/94                                                                   361,096                             332,225
09/30/94                                                                   371,243                             339,582
12/31/94                                                                   367,754                             340,450
03/31/95                                                                   389,966                             361,509
06/30/95                                                                   418,940                             384,482
09/30/95                                                                   442,233                             409,051
12/31/95                                                                   459,083                             431,737
03/31/96                                                                   472,580                             450,779
06/30/96                                                                   484,489                             466,891
09/30/96                                                                   495,680                             469,821
12/31/96                                                                   521,059                             501,515
03/31/97                                                                   520,121                             514,823
06/30/97                                                                   575,046                             585,544
09/30/97                                                                   613,919                             624,327
12/31/97                                                                   617,234                             635,368
03/31/98                                                                   669,946                             702,632
06/30/98                                                                   678,052                             722,768
09/30/98                                                                   624,825                             680,782
12/31/98                                                                   702,866                             770,743
03/31/99                                                                   711,090                             794,327
06/30/99                                                                   746,360                             812,391
09/30/99                                                                   719,043                             787,302
10/31/99                                                                   738,673                             813,780


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                             ASSET MANAGER FUND VS
                     AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                           INDEX                          ASSET MANAGER
                                                                           -----                          -------------
1/2/91                                                                  $  250,000                          $  250,000
03/31/91                                                                   278,300                             264,000
06/30/91                                                                   278,857                             266,250
09/30/91                                                                   292,744                             278,250
12/31/91                                                                   313,558                             294,750
03/31/92                                                                   313,840                             290,187
06/30/92                                                                   314,311                             297,803
09/30/92                                                                   324,746                             308,307
12/31/92                                                                   338,970                             315,660
03/31/93                                                                   352,698                             327,443
06/30/93                                                                   358,024                             331,103
09/30/93                                                                   370,161                             338,705
12/31/93                                                                   375,676                             343,407
03/31/94                                                                   364,744                             332,814
06/30/94                                                                   361,096                             332,225
09/30/94                                                                   371,243                             339,582
12/31/94                                                                   367,754                             340,450
03/31/95                                                                   389,966                             361,828
06/30/95                                                                   418,940                             384,482
09/30/95                                                                   442,233                             408,732
12/31/95                                                                   459,083                             431,341
03/31/96                                                                   472,580                             450,000
06/30/96                                                                   484,489                             465,732
09/30/96                                                                   495,680                             468,293
12/31/96                                                                   521,059                             499,882
03/31/97                                                                   520,121                             512,768
06/30/97                                                                   575,046                             582,880
09/30/97                                                                   613,919                             620,779
12/31/97                                                                   617,234                             631,366
03/31/98                                                                   669,946                             697,871
06/30/98                                                                   678,052                             717,055
09/30/98                                                                   624,825                             675,276
12/31/98                                                                   702,866                             763,942
03/31/99                                                                   711,090                             786,865
06/30/99                                                                   746,360                             804,307
09/30/99                                                                   719,043                             778,892
10/31/99                                                                   738,673                             804,507


THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                Year to date
                                                                          One year   Five years   Since inception
-----------------------------------------------------------------------------------------------------------------
Asset Manager Fund Institutional Class(++)               5.58%             12.13%      18.89%           14.29%
Asset Manager Fund Service Class(+++)                    5.31              11.73       18.62           14.14
Average Lipper flexible portfolio fund                   5.24              13.54       15.17           13.70

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]


YEAR END DECEMBER 31
                          1991         1992         1993         1994         1995         1996         1997         1998
                          ----         ----         ----         ----         ----         ----         ----         ----
                         17.90         7.09         8.79        -0.86        26.81        16.16        26.69        21.31

                       1999 AS OF
                         10/31
                       ----------
                          5.58

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

++ Effective 5/1/99, the Institutional Multi-Asset Fund was renamed the
   Institutional Asset Manager Fund.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

------------

LONG-TERM BONDS (24.7%)+
CORPORATE BONDS (10.0%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AUTOMOBILES (0.2%)
Daimler-Benz North America
 Corp. Series A
 7.375%, due 9/15/06...........  $ 1,000,000   $  1,008,750
                                               ------------
BANKS--MONEY CENTER (0.6%)
First Union Corp.
 8.77%, due 11/15/04...........    1,000,000      1,001,250
International Bank for
 Reconstruction & Development
 (zero coupon), due 2/15/15
 (d)...........................    5,197,000      1,792,965
Morgan (J.P.) & Co., Inc.
 8.50%, due 8/15/03............      500,000        525,000
                                               ------------
                                                  3,319,215
                                               ------------
BANKS--REGIONAL (0.5%)
National Bank of Canada Series
 B
 8.125%, due 8/15/04 (d).......    2,850,000      2,949,750
                                               ------------
BEVERAGES--ALCOHOLIC (0.4%)
Bass North America Inc.
 6.625%, due 3/1/03............    2,250,000      2,227,500
                                               ------------
BROADCAST/MEDIA (0.2%)
Cox Communications Inc.
 6.50%, due 11/15/02...........    1,000,000        985,000
                                               ------------
CHEMICALS (0.1%)
Rhone-Poulenc S.A.
 7.75%, due 1/15/02 (d)........      350,000        355,687
                                               ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (0.6%)
Nortel Networks Corp.
 6.875%, due 10/1/02 (d).......    3,000,000      3,003,750
                                               ------------
CONTAINERS--METAL & GLASS (0.9%)
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06 (d).......    5,000,000      4,812,500
                                               ------------
ELECTRIC POWER COMPANIES (1.4%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03............    3,000,000      2,850,000
Citizens Utilities Co.
 7.45%, due 1/15/04............    1,000,000      1,018,750
Florida Power & Light Co.
 6.875%, due 4/1/04............      500,000        511,875
Houston Lighting & Power Co.
 Series C
 6.50%, due 4/21/03............    2,500,000      2,456,250

                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------

ELECTRIC POWER COMPANIES (CONTINUED)
Philadelphia Electric Co.
 5.625%, due 11/1/01...........  $ 1,000,000   $    977,500
                                               ------------
                                                  7,814,375
                                               ------------
FINANCIAL--MISCELLANEOUS (0.5%)
Ambac Financial Group Inc.
 9.375%, due 8/1/11............    1,000,000      1,180,000
Ford Motor Credit Co.
 7.00%, due 9/25/01............    1,600,000      1,610,000
                                               ------------
                                                  2,790,000
                                               ------------
INSURANCE--PROPERTY & CASUALTY (1.4%)
American Re Corp. Series B
 7.45%, due 12/15/26...........    7,920,000      7,830,900
                                               ------------
INVESTMENT BANK/BROKERAGE (0.2%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04...........      500,000        488,125
Paine Webber Group, Inc.
 7.75%, due 9/1/02.............      400,000        405,500
                                               ------------
                                                    893,625
                                               ------------
OIL & GAS--EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).......    1,000,000        930,000
                                               ------------
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01.........      500,000        528,125
                                               ------------
OIL--INTEGRATED INTERNATIONAL (1.5%)
Imperial Oil Ltd.
 8.30%, due 8/20/01 (d)........    6,000,000      6,187,500
Societe Nationale Elf Aquitaine
 8.00%, due 10/15/01 (d).......    2,000,000      2,060,000
                                               ------------
                                                  8,247,500
                                               ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Corp.
 9.125%, due 7/1/22............      500,000        524,375
                                               ------------
TELEPHONE (1.1%)
GTE South Inc. Series C
 6.00%, due 2/15/08............    1,300,000      1,211,005
New York Telephone Co.
 6.125%, due 1/15/10...........    5,000,000      4,648,280
                                               ------------
                                                  5,859,285
                                               ------------
Total Corporate Bonds
 (Cost $59,419,903)............                  54,080,337
                                               ------------


+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

U.S. GOVERNMENT &
FEDERAL AGENCIES (14.7%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (MORTGAGE
 PASS-THROUGH SECURITIES) (0.1%)
 7.75%, due 10/1/07............  $   370,819   $    378,929
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD (MORTGAGE
 PASS-THROUGH SECURITIES) (2.3%)
 6.00%, due 1/1/26-1/1/28......      976,173        910,584
 6.50%, due 2/1/27-10/1/29.....   10,000,664      9,588,134
 7.00%, due 3/1/26-10/1/26.....      624,402        613,274
 7.50%, due 7/1/11-9/1/11......      449,965        455,590
 8.00%, due 10/1/11-11/1/11....      435,976        446,736
                                               ------------
                                                 12,014,318
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (1.9%)
 6.50%, due 11/1/03-7/1/29.....    8,554,423      8,211,560
 7.00%, due 10/1/03-6/1/26.....      835,181        824,927
 7.50%, due 7/1/11-10/1/11.....      378,045        382,532
 8.00%, due 7/1/09-11/1/11.....      686,195        703,131
 8.50%, due 6/1/26-10/1/26.....      126,967        131,451
 9.00%, due 6/1/26-9/1/26......      324,385        339,387
                                               ------------
                                                 10,592,988
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (1.2%)
 6.50%, due 2/15/29-8/15/29....    5,000,224      4,776,765
 7.00%, due 7/15/11-10/15/11...      725,331        724,875
 7.50%, due 3/15/26-6/15/26....      572,726        574,158
 8.00%, due 8/15/26-10/15/26...      447,546        457,334
 8.50%, due 11/15/26...........      173,597        180,540
 9.00%, due 4/15/25-11/15/26...      222,805        234,224
                                               ------------
                                                  6,947,896
                                               ------------
RESOLUTION FUNDING CORPORATION (0.2%)
 (zero coupon), due 10/15/10...    2,600,000      1,258,998
                                               ------------
UNITED STATES TREASURY BONDS (1.9%)
 5.25%, due 2/15/29............    5,150,000      4,451,506
 6.125%, due 11/15/27..........    1,500,000      1,450,080
 6.25%, due 8/15/23............    1,000,000        977,460
 8.125%, due 5/15/21...........    1,000,000      1,184,970
 10.625%, due 8/15/15..........    1,000,000      1,403,860
 11.875%, due 11/15/03.........      700,000        841,176
                                               ------------
                                                 10,309,052
                                               ------------
UNITED STATES TREASURY NOTES (7.1%)
 4.75%, due 11/15/08...........   10,000,000      9,040,100
 5.625%, due 12/31/02..........    8,500,000      8,427,835
 5.75%, due 8/15/03............    2,300,000      2,281,278
 6.00%, due 8/15/04............    4,400,000      4,410,296
 6.875%, due 3/31/00...........    9,000,000      9,056,790
 7.00%, due 7/15/06............    2,100,000      2,191,749
 7.50%, due 11/15/01-5/15/02...    2,000,000      2,068,720
 7.875%, due 11/15/99..........    1,000,000      1,001,090
                                               ------------
                                                 38,477,858
                                               ------------

                                                  VALUE
                                               ------------
Total U.S. Government & Federal
 Agencies
 (Cost $80,537,149)............                $ 79,980,039(f)
                                               ------------
Total Long-Term Bonds
 (Cost $139,957,052)...........                 134,060,376
                                               ------------
COMMON STOCKS (30.6%)
                                   SHARES
                                 -----------
AEROSPACE/DEFENSE (0.3%)
Boeing Co. (The)...............       14,168        652,614
General Dynamics Corp..........        2,936        162,765
Goodrich (B.F.) Co. (The)......        1,623         38,445
Lockheed Martin Corp...........        5,808        116,160
Northrop Grumman Corp..........        1,051         57,674
Raytheon Co. Class B...........        5,079        147,926
Rockwell International Corp....        2,846        137,853
United Technologies Corp.......        7,093        429,125
                                               ------------
                                                  1,742,562
                                               ------------
AIRLINES (0.1%)
AMR Corp. (a)..................        2,263        143,701
Delta Air Lines, Inc...........        2,024        110,181
Southwest Airlines Co..........        7,471        125,606
US Airways Group, Inc. (a).....        1,126         31,528
                                               ------------
                                                    411,016
                                               ------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd.............        3,301        108,727
Alcoa Inc......................        5,447        330,905
Reynolds Metals Co.............          940         56,811
                                               ------------
                                                    496,443
                                               ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co........        1,088         18,292
Delphi Automotive Systems
 Corp..........................        8,278        136,070
Genuine Parts Co...............        2,609         67,997
Goodyear Tire & Rubber Co.
 (The).........................        2,254         93,118
                                               ------------
                                                    315,477
                                               ------------
AUTOMOBILES (0.3%)
Ford Motor Co..................       17,907        982,647
General Motors Corp............        9,639        677,140
                                               ------------
                                                  1,659,787
                                               ------------
BANKS--MAJOR REGIONAL (1.3%)
AmSouth Bancorp................        5,742        147,856
Bank of New York Co., Inc.
 (The).........................       10,768        450,910
Bank One Corp..................       17,444        655,240
BB&T Corp......................        4,618        167,980
Comerica Inc...................        2,353        139,856

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
Fifth Third Bancorp............        3,916   $    289,050
Firstar Corp...................       14,642        430,109
Fleet Boston Corp..............       13,671        596,397
Huntington Bancshares Inc......        3,447        102,117
KeyCorp........................        6,580        183,829
Mellon Financial Corp..........        7,729        285,490
National City Corp.............        9,326        275,117
Northern Trust Corp............        1,684        162,611
PNC Bank Corp..................        4,482        267,239
Regions Financial Corp.........        3,328        100,048
Republic New York Corp.........        1,586        100,215
SouthTrust Corp................        2,413         96,520
State Street Corp..............        2,342        178,285
Summit Bancorp.................        2,582         89,402
SunTrust Banks, Inc............        4,707        344,494
Synovus Financial Corp.........        3,979         85,300
Union Planters Corp............        2,099         93,406
U.S. Bancorp...................       10,754        398,570
Wachovia Corp..................        3,116        268,755
Wells Fargo Co.................       24,385      1,167,432
                                               ------------
                                                  7,076,228
                                               ------------
BANKS--MONEY CENTER (0.7%)
Bank of America Corp...........       25,395      1,634,803
Chase Manhattan Corp. (The)....       12,253      1,070,606
First Union Corp...............       14,311        610,901
Morgan (J.P.) & Co., Inc.......        2,639        345,379
                                               ------------
                                                  3,661,689
                                               ------------
BANKS--SAVINGS & LOANS (0.1%)
Golden West Financial Corp.....          829         92,641
Washington Mutual, Inc.........        8,545        307,086
                                               ------------
                                                    399,727
                                               ------------
BEVERAGES--ALCOHOLIC (0.1%)
Anheuser-Busch Cos., Inc.......        6,913        496,440
Brown-Forman Corp. Class B.....        1,064         71,820
Coors (Adolph) Co. Class B.....          533         29,582
                                               ------------
                                                    597,842
                                               ------------
BEVERAGES--SOFT DRINKS (0.6%)
Coca-Cola Co. (The)............       36,381      2,146,479
Coca-Cola Enterprises Inc......        6,293        160,865
PepsiCo, Inc...................       21,470        744,741
                                               ------------
                                                  3,052,085
                                               ------------
BROADCAST/MEDIA (0.4%)
CBS Corp. (a)..................       10,475        511,311
Clear Channel Communications,
 Inc. (a)......................        4,783        384,434
Comcast Corp. Special Class
 A.............................       10,959        461,648
MediaOne Group Inc. (a)........        9,074        644,821
                                               ------------
                                                  2,002,214
                                               ------------
BUILDING MATERIALS (0.1%)
Masco Corp.....................        6,492        198,006
Owens Corning..................          850         17,425

                                   SHARES         VALUE
                                 -------------------------

BUILDING MATERIALS (CONTINUED)
Sherwin-Williams Co. (The).....        2,587   $     57,884
Vulcan Materials Co............        1,500         61,969
                                               ------------
                                                    335,284
                                               ------------
CHEMICALS (0.4%)
Air Products & Chemicals,
 Inc...........................        3,375         92,813
Dow Chemical Co. (The).........        3,342        395,191
Du Pont (E.I.) De Nemours &
 Co............................       15,364        990,018
Eastman Chemical Co............        1,230         47,432
Hercules Inc...................        1,439         34,626
Monsanto Co....................        9,221        355,008
Praxair, Inc...................        2,368        110,704
Rohm & Haas Co.................        3,127        119,608
Union Carbide Corp.............        1,950        118,950
                                               ------------
                                                  2,264,350
                                               ------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp............        1,752        109,500
Engelhard Corp.................        1,849         32,589
FMC Corp. (a)..................          478         19,448
PPG Industries, Inc............        2,605        157,928
                                               ------------
                                                    319,465
                                               ------------
CHEMICALS--SPECIALTY (0.0%)(b)
Grace (W.R.) & Co. (a).........        1,054         15,744
Great Lakes Chemical Corp......          870         30,885
Sigma-Aldrich Corp.............        1,456         41,496
                                               ------------
                                                     88,125
                                               ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (1.7%)
ADC Telecommunications, Inc.
 (a)...........................        2,200        104,913
Andrew Corp. (a)...............        1,218         15,682
Cabletron Systems, Inc. (a)....        2,751         45,563
Cisco Systems, Inc. (a)........       47,954      3,548,596
Comverse Technology, Inc. (a)..        1,000        113,500
General Instrument Corp. (a)...        2,590        139,374
Lucent Technologies Inc........       45,108      2,898,189
Network Appliance, Inc. (a)....        1,034         76,516
Nortel Networks Corp...........       19,664      1,217,939
QUALCOMM, Inc. (a).............        2,400        534,600
Scientific-Atlanta, Inc........        1,118         64,006
Tellabs, Inc. (a)..............        5,812        367,609
3Com Corp. (a).................        5,255        152,395
                                               ------------
                                                  9,278,882
                                               ------------
COMPUTER SOFTWARE & SERVICES (2.4%)
Adobe Systems Inc..............        1,770        123,789
America Online Inc. (a)........       16,287      2,112,220
Autodesk, Inc..................          836         15,675
Automatic Data Processing,
 Inc...........................        9,103        438,651
BMC Software, Inc. (a).........        3,466        222,473
Ceridian Corp. (a).............        2,112         46,332
Computer Associates
 International, Inc............        7,907        446,746
Computer Sciences Corp. (a)....        2,386        163,888

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
COMPUTER SOFTWARE & SERVICES
 (CONTINUED)
Compuware Corp. (a)............        5,450   $    151,578
Electronic Data Systems
 Corp..........................        7,272        425,412
Equifax Inc....................        2,099         56,673
First Data Corp................        6,363        290,710
Microsoft Corp. (a)............       75,259      6,966,161
Novell, Inc. (a)...............        4,988        100,072
Oracle Corp. (a)...............       21,251      1,010,751
Parametric Technology Corp.
 (a)...........................        3,948         75,259
Paychex, Inc...................        3,649        143,679
PeopleSoft, Inc. (a)...........        3,552         53,280
Shared Medical Systems Corp....          416         15,704
                                               ------------
                                                 12,859,053
                                               ------------
COMPUTER SYSTEMS (1.6%)
Apple Computer, Inc. (a).......        2,300        184,288
Compaq Computer Corp...........       25,127        477,413
Dell Computer Corp. (a)........       37,484      1,504,045
EMC Corp. (a)..................       14,978      1,093,394
Gateway Inc. (a)...............        4,660        307,851
Hewlett-Packard Co.............       14,456      1,070,647
International Business Machines
 Corp..........................       26,630      2,619,726
Lexmark International Group,
 Inc. (a)......................        1,900        148,319
Seagate Technology, Inc. (a)...        3,288         96,791
Silicon Graphics, Inc. (a).....        2,801         21,708
Sun Microsystems, Inc. (a).....       11,400      1,206,262
Unisys Corp. (a)...............        4,515        109,489
                                               ------------
                                                  8,839,933
                                               ------------
CONGLOMERATES (0.0%)(b)
Tenneco Inc....................        2,470         39,520
Textron Inc....................        2,232        172,283
                                               ------------
                                                    211,803
                                               ------------
CONTAINERS--METAL & GLASS
  (0.0%)(b)
Ball Corp......................          434         17,496
Crown Cork & Seal Co., Inc.....        1,758         42,082
Owens-Illinois, Inc. (a).......        2,349         56,229
                                               ------------
                                                    115,807
                                               ------------
CONTAINERS--PAPER (0.0%)(b)
Bemis Co., Inc.................          821         28,684
Temple-Inland Inc..............          811         47,139
                                               ------------
                                                     75,823
                                               ------------
COSMETICS/PERSONAL CARE (0.2%)
Alberto-Culver Co. Class B.....          815         19,203
Avon Products, Inc.............        3,839        123,808
Gillette Co. (The).............       15,842        573,282
International Flavors &
 Fragrances Inc................        1,613         61,697
                                               ------------
                                                    777,990
                                               ------------
ELECTRIC POWER COMPANIES (0.6%)
Ameren Corp....................        2,005         75,814
American Electric Power Co.,
 Inc...........................        2,842         98,049

                                   SHARES         VALUE
                                 -------------------------

ELECTRIC POWER COMPANIES
 (CONTINUED)
Carolina Power & Light Co......        2,339   $     80,696
Central & South West Corp......        3,173         70,401
Cinergy Corp...................        2,388         67,461
CMS Energy Corp................        1,729         63,757
Consolidated Edison, Inc.......        3,320        126,783
Constellation Energy Group.....        2,163         66,377
Dominion Resources, Inc........        2,835        136,434
DTE Energy Co..................        2,146         71,220
Duke Energy Corp...............        5,370        303,405
Edison International...........        5,197        153,961
Entergy Corp...................        3,622        108,434
FirstEnergy Corp...............        3,420         89,134
Florida Progress Corp..........        1,474         67,528
FPL Group, Inc.................        2,802        140,976
GPU, Inc.......................        1,931         65,533
New Century Energies Inc.......        1,614         52,556
Niagara Mohawk Holdings Inc.
 (a)...........................        2,758         43,783
Northern States Power Co.......        2,187         47,020
PacifiCorp.....................        4,366         90,049
PECO Energy Co.................        2,796        106,772
PG&E Corp......................        5,668        130,010
Pinnacle West Capital Corp.....        1,300         47,937
PP&L Resources, Inc............        2,283         61,784
Public Service Enterprise Group
 Inc...........................        3,325        131,545
Reliant Energy, Inc............        4,415        120,309
Southern Co. (The).............       10,354        275,028
Texas Utilities Co.............        4,185        162,169
Unicom Corp....................        3,246        124,362
                                               ------------
                                                  3,179,287
                                               ------------
ELECTRICAL EQUIPMENT (1.4%)
Cooper Industries, Inc.........        1,534         66,058
Emerson Electric Co............        6,416        385,361
General Electric Co. (c).......       48,468      6,570,443
Grainger (W.W.), Inc...........        1,511         64,029
Honeywell Inc..................        1,873        197,484
Solectron Corp. (a)............        4,016        302,204
Thomas & Betts Corp............          723         32,445
                                               ------------
                                                  7,618,024
                                               ------------
ELECTRONICS--DEFENSE (0.0%)(b)
PerkinElmer, Inc...............          638         26,038
                                               ------------
ELECTRONICS--INSTRUMENTATION
  (0.0%)(b)
PE Corp.-PE Biosystems Group...        1,480         96,015
Tektronix, Inc.................          654         22,073
                                               ------------
                                                    118,088
                                               ------------
ELECTRONICS--SEMICONDUCTORS (1.3%)
Adaptec, Inc. (a)..............        1,500         67,500
Advanced Micro Devices, Inc.
 (a)...........................        2,123         42,062
Analog Devices, Inc. (a).......        2,500        132,813
Applied Materials, Inc. (a)....        5,485        492,622
Intel Corp.....................       48,830      3,781,273

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

                 COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
ELECTRONICS--SEMICONDUCTORS
 (CONTINUED)
KLA-Tencor Corp. (a)...........        1,238   $     98,034
LSI Logic Corp. (a)............        2,134        113,502
Micron Technology, Inc. (a)....        3,714        264,855
Motorola, Inc..................        8,910        868,168
National Semiconductor Corp.
 (a)...........................        2,478         74,185
Texas Instruments Inc..........       11,546      1,036,253
                                               ------------
                                                  6,971,267
                                               ------------
ENGINEERING & CONSTRUCTION
 (0.0%)(b)
Fluor Corp.....................        1,081         43,105
Foster Wheeler Corp............          567          6,379
                                               ------------
                                                     49,484
                                               ------------
ENTERTAINMENT (0.6%)
King World Productions, Inc.
 (a)...........................        1,039         40,261
Seagram Co. Ltd. (The).........        6,333        312,692
Time Warner Inc................       19,086      1,330,056
Viacom Inc. Class B (a)........       10,197        456,316
Walt Disney Co. (The)..........       30,414        802,169
                                               ------------
                                                  2,941,494
                                               ------------
FINANCIAL--MISCELLANEOUS (1.5%)
AFLAC Inc......................        3,882        198,467
American Express Co............        6,571      1,011,934
American General Corp..........        3,753        278,426
Associates First Capital Corp.
 Class A.......................       10,740        392,010
Citigroup Inc..................       49,854      2,698,348
Fannie Mae.....................       15,136      1,070,872
Franklin Resources Inc.........        3,689        129,115
Freddie Mac....................       10,286        556,087
MBIA Inc.......................        1,394         79,545
MBNA Corp......................       11,847        327,273
Morgan Stanley Dean Witter &
 Co............................        8,534        941,407
Price (T. Rowe) Associates,
 Inc...........................        1,900         67,450
SLM Holding Corp...............        2,510        122,833
                                               ------------
                                                  7,873,767
                                               ------------
FOOD (0.5%)
Bestfoods......................        4,085        239,994
Campbell Soup Co...............        6,477        291,465
ConAgra, Inc...................        7,207        187,832
General Mills, Inc.............        2,274        198,264
Heinz (H.J.) Co................        5,327        254,364
Hershey Foods Corp.............        2,112        106,656
Kellogg Co.....................        5,950        236,884
Nabisco Group Holdings Corp....        4,798         61,474
Quaker Oats Co. (The)..........        1,979        138,530
Ralston-Ralston Purina Group...        4,848        152,409
Sara Lee Corp..................       13,292        359,715
Unilever N.V...................        8,473        565,043
Wrigley (Wm.) Jr. Co...........        1,700        135,894
                                               ------------
                                                  2,928,524
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

FOOD & HEALTH CARE DISTRIBUTORS (0.1%)
Cardinal Health, Inc...........        4,017   $    173,233
McKesson HBOC, Inc.............        4,112         82,497
SUPERVALU Inc..................        1,807         37,947
SYSCO Corp.....................        4,843        186,153
                                               ------------
                                                    479,830
                                               ------------
GOLD & PRECIOUS METALS MINING (0.0%)
Barrick Gold Corp..............        5,753        105,352
Homestake Mining Co............        3,839         32,152
Newmont Mining Corp............        2,508         55,019
Placer Dome Inc................        4,779         57,945
                                               ------------
                                                    250,468
                                               ------------
HARDWARE & TOOLS (0.0%)(b)
Black & Decker Corp. (The).....        1,317         56,631
Snap-on Inc....................          824         25,029
Stanley Works (The)............        1,345         37,324
                                               ------------
                                                    118,984
                                               ------------
HEALTH CARE--DIVERSIFIED (1.4%)
Abbott Laboratories............       22,419        905,167
Allergan, Inc..................          940        100,933
American Home Products Corp....       19,409      1,014,120
Bristol-Myers Squibb Co........       29,291      2,249,915
Johnson & Johnson..............       19,881      2,082,535
Mallinckrodt Inc...............        1,070         36,313
Warner-Lambert Co..............       12,582      1,004,201
                                               ------------
                                                  7,393,184
                                               ------------
HEALTH CARE--DRUGS (1.4%)
Lilly (Eli) & Co...............       16,114      1,109,852
Merck & Co., Inc...............       34,480      2,743,315
Pfizer Inc.....................       57,010      2,251,895
Pharmacia & Upjohn, Inc........        7,502        404,639
Schering-Plough Corp...........       21,660      1,072,170
Watson Pharmaceuticals, Inc.
 (a)...........................        1,379         43,783
                                               ------------
                                                  7,625,654
                                               ------------
HEALTH CARE--HMOS (0.1%)
Aetna Inc......................        2,167        108,892
Humana Inc. (a)................        2,518         17,311
United Healthcare Corp.........        2,511        129,787
Wellpoint Health Networks Inc.
 (a)...........................        1,044         60,552
                                               ------------
                                                    316,542
                                               ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare
 Corp..........................        8,344        201,299
Tenet Healthcare Corp. (a).....        4,564         88,713
                                               ------------
                                                    290,012
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (0.3%)
Bard (C.R.), Inc...............          736         39,698
Bausch & Lomb Inc..............          726         39,204
Baxter International Inc.......        4,301        279,027
Becton, Dickinson & Co.........        3,741         94,928
Biomet, Inc....................        1,669         50,279

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Boston Scientific Corp. (a)....        5,766   $    116,041
Guidant Corp. (a)..............        4,413        217,892
Medtronic, Inc.................       17,358        601,021
St. Jude Medical, Inc. (a).....        1,198         32,795
                                               ------------
                                                  1,470,885
                                               ------------
HEALTH CARE--MISCELLANEOUS (0.1%)
ALZA Corp. (a).................        1,506         64,476
Amgen Inc. (a).................        7,484        596,849
HEALTHSOUTH Corp. (a)..........        6,194         35,615
Manor Care, Inc. (a)...........        1,596         25,137
                                               ------------
                                                    722,077
                                               ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc........          575         29,145
Dana Corp......................        2,442         72,192
Eaton Corp.....................        1,015         76,379
ITT Industries, Inc............        1,250         42,734
Navistar International Corp.
 (a)...........................          962         40,103
PACCAR Inc.....................        1,140         53,723
                                               ------------
                                                    314,276
                                               ------------
HOMEBUILDING (0.0%) (b)
Centex Corp....................          847         22,710
Kaufman & Broad Home Corp......          734         14,726
Pulte Corp.....................          598         12,035
                                               ------------
                                                     49,471
                                               ------------
HOTEL/MOTEL (0.1%)
Carnival Corp..................        9,082        404,149
Harrah's Entertainment, Inc.
 (a)...........................        1,859         53,795
Hilton Hotels Corp.............        3,792         35,076
Marriott International, Inc.
 Class A.......................        3,640        122,622
                                               ------------
                                                    615,642
                                               ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.0%) (b)
Armstrong World Industries,
 Inc...........................          567         21,192
Leggett & Platt, Inc...........        3,000         66,562
Maytag Corp....................        1,322         52,963
Whirlpool Corp.................        1,092         76,099
                                               ------------
                                                    216,816
                                               ------------
HOUSEHOLD PRODUCTS (0.6%)
Clorox Co. (The)...............        3,480        142,463
Colgate-Palmolive Co...........        8,546        517,033
Fort James Corp................        3,271         86,068
Kimberly-Clark Corp............        7,846        495,279
Procter & Gamble Co. (The).....       19,659      2,061,738
                                               ------------
                                                  3,302,581
                                               ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc............        2,423         85,865
Newell Rubbermaid Inc..........        4,215        145,944
Tupperware Corp................          837         16,583
                                               ------------
                                                    248,392
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

INSURANCE BROKERS (0.1%)
Aon Corp.......................        3,777   $    134,084
Marsh & McLennan Cos., Inc.....        3,815        301,623
                                               ------------
                                                    435,707
                                               ------------
INSURANCE--LIFE (0.1%)
Conseco, Inc...................        4,765        115,849
Jefferson-Pilot Corp...........        1,565        117,473
Lincoln National Corp..........        2,963        136,668
Torchmark Corp.................        1,920         59,880
UNUMProvident Corp.............        3,519        115,907
                                               ------------
                                                    545,777
                                               ------------
INSURANCE--MULTI-LINE (0.5%)
American International Group,
 Inc...........................       22,693      2,335,961
CIGNA Corp.....................        3,041        227,315
Hartford Financial Services
 Group, Inc. (The).............        3,378        175,023
                                               ------------
                                                  2,738,299
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.2%)
Allstate Corp. (The)...........       11,936        343,160
Chubb Corp. (The)..............        2,597        142,510
Cincinnati Financial Corp......        2,429         86,989
Loews Corp.....................        1,618        114,676
MGIC Investment Corp...........        1,672         99,902
Progressive Corp. (The)........        1,120        103,670
SAFECO Corp....................        2,127         58,492
St. Paul Cos., Inc. (The)......        3,328        106,496
                                               ------------
                                                  1,055,895
                                               ------------
INVESTMENT BANK/BROKERAGE (0.2%)
Bear Stearns Cos., Inc.
 (The).........................        1,731         73,784
Lehman Brothers Holdings Inc...        1,774        130,722
Merrill Lynch & Co., Inc.......        5,474        429,709
Paine Webber Group Inc.........        2,162         88,101
Schwab (Charles) Corp. (The)...       12,090        470,754
                                               ------------
                                                  1,193,070
                                               ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp.................        1,314         29,729
Mirage Resorts, Inc. (a).......        2,934         42,726
                                               ------------
                                                     72,455
                                               ------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc...................          589          9,682
                                               ------------
MACHINERY--DIVERSIFIED (0.1%)
Briggs & Stratton Corp.........          308         17,999
Case Corp......................        1,073         56,869
Caterpillar Inc................        5,244        289,731
Deere & Co.....................        3,408        123,540
Ingersoll-Rand Co..............        2,407        125,766
Thermo Electron Corp. (a)......        2,355         31,792
Timken Co. (The)...............          885         15,875
                                               ------------
                                                    661,572
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
MANUFACTURED HOUSING (0.0%)(b)
Fleetwood Enterprises, Inc.....          533   $     11,626
                                               ------------
MANUFACTURING--DIVERSIFIED (0.4%)
AlliedSignal Inc...............        8,172        465,293
Crane Co.......................          968         19,784
Danaher Corp...................        1,943         93,871
Dover Corp.....................        3,131        133,263
Illinois Tool Works Inc........        3,726        272,930
Johnson Controls, Inc..........        1,230         74,723
Millipore Corp.................          663         21,133
Pall Corp......................        1,874         41,111
Parker-Hannifin Corp...........        1,635         74,903
Sealed Air Corp. (a)...........        1,228         68,000
Tyco International Ltd.........       24,782        989,731
                                               ------------
                                                  2,254,742
                                               ------------
METALS--MINING (0.0%)(b)
Freeport-McMoRan Copper & Gold
 Inc. Class B (a)..............        2,469         41,201
Inco Ltd. (a)..................        2,866         58,037
Phelps Dodge Corp..............        1,129         63,647
                                               ------------
                                                    162,885
                                               ------------
MISCELLANEOUS (0.4%)
AES Corp. (The) (a)............        3,077        173,658
American Greetings Corp. Class
 A.............................        1,083         28,023
Archer-Daniels-Midland Co......        9,169        112,893
Corning Inc....................        3,573        280,927
Harris Corp....................        1,157         25,960
Jostens, Inc...................          589         12,443
Minnesota Mining &
 Manufacturing Co..............        5,958        566,382
Nextel Communications, Inc.
 Class A (a)...................        4,885        421,026
Sprint Corp. (PCS Group) (a)...        6,539        542,328
TRW, Inc.......................        1,798         77,089
                                               ------------
                                                  2,240,729
                                               ------------
NATURAL GAS DISTRIBUTORS
 & PIPELINES (0.2%)
Coastal Corp. (The)............        3,167        133,410
Columbia Energy Group..........        1,176         76,440
Consolidated Natural Gas Co....        1,375         88,000
Eastern Enterprises............          366         18,712
El Paso Energy Corp............        3,404        139,564
Enron Corp.....................       10,528        420,462
NICOR Inc......................          695         26,931
ONEOK, Inc.....................          475         13,864
Peoples Energy Corp............          512         19,456
Sempra Energy..................        3,553         72,614
Williams Cos., Inc. (The)......        6,358        238,425
                                               ------------
                                                  1,247,878
                                               ------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes Inc...............        4,005        182,478
Xerox Corp.....................        9,732        272,496
                                               ------------
                                                    454,974
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

OIL & GAS DRILLING (0.0%)(b)
Helmerich & Payne, Inc.........          735   $     17,502
Rowan Cos., Inc. (a)...........        1,367         21,274
                                               ------------
                                                     38,776
                                               ------------
OIL & GAS--EQUIPMENT & SERVICES (0.2%)
Baker Hughes Inc...............        4,791        133,849
Halliburton Co.................        6,462        243,537
McDermott International, Inc...          824         14,935
Schlumberger Ltd...............        8,095        490,253
                                               ------------
                                                    882,574
                                               ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.1%)
Anadarko Petroleum Corp........        1,811         55,801
Apache Corp....................        1,603         62,517
Burlington Resources Inc.......        2,595         90,501
Union Pacific Resources Group,
 Inc...........................        3,746         54,317
Unocal Corp....................        3,528        121,716
                                               ------------
                                                    384,852
                                               ------------
OIL--INTEGRATED DOMESTIC (0.3%)
Amerada Hess Corp..............        1,365         78,317
Ashland Inc....................        1,059         34,947
Atlantic Richfield Co..........        4,847        451,680
Conoco Inc. Class B............        9,270        251,449
Kerr-McGee Corp................        1,248         67,080
Occidental Petroleum Corp......        5,136        117,165
Phillips Petroleum Co..........        3,760        174,840
Sunoco Inc.....................        1,400         33,775
Tosco Corp.....................        2,200         55,687
USX-Marathon Group.............        4,524        131,761
                                               ------------
                                                  1,396,701
                                               ------------
OIL--INTEGRATED INTERNATIONAL (1.3%)
Chevron Corp...................        9,709        886,553
Exxon Corp.....................       35,789      2,650,623
Mobil Corp.....................       11,579      1,117,373
Royal Dutch Petroleum Co. ADR
 (e)...........................       31,614      1,894,864
Texaco Inc.....................        8,173        501,618
                                               ------------
                                                  7,051,031
                                               ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp.............          808         28,785
Champion International Corp....        1,392         80,475
Georgia-Pacific Group..........        2,543        100,925
International Paper Co.........        6,022        316,908
Louisiana-Pacific Corp.........        1,554         19,716
Mead Corp. (The)...............        1,538         55,368
Potlatch Corp..................          449         18,942
Westvaco Corp..................        1,429         42,423
Weyerhaeuser Co................        2,896        172,855
Willamette Industries, Inc.....        1,606         66,749
                                               ------------
                                                    903,146
                                               ------------
PERSONAL LOANS (0.1%)
Capital One Financial Corp.....        2,972        157,516
Countrywide Credit Industries,
 Inc...........................        1,687         57,253

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
PERSONAL LOANS (CONTINUED)
Household International,
Inc............................        7,051   $    314,651
Providian Financial Corp.......        2,108        229,772
                                               ------------
                                                    759,192
                                               ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co...............        4,686        323,041
IKON Office Solutions, Inc.....        2,188         15,043
Polaroid Corp..................          696         15,529
                                               ------------
                                                    353,613
                                               ------------
POLLUTION CONTROL (0.0%)(b)
Allied Waste Industries, Inc.
 (a)...........................        2,800         29,400
Waste Management, Inc..........        9,033        165,981
                                               ------------
                                                    195,381
                                               ------------
PUBLISHING (0.0%)(b)
Harcourt General Inc...........          977         37,623
McGraw-Hill Cos., Inc. (The)...        2,911        173,568
Meredith Corp..................          762         27,194
                                               ------------
                                                    238,385
                                               ------------
PUBLISHING--NEWSPAPER (0.2%)
Dow Jones & Co., Inc...........        1,371         84,317
Gannett Co., Inc...............        4,092        315,595
Knight-Ridder, Inc.............        1,189         75,502
New York Times Co. (The) Class
 A.............................        2,638        106,179
Times Mirror Co. (The) Class
 A.............................          879         63,398
Tribune Co.....................        3,550        213,000
                                               ------------
                                                    857,991
                                               ------------
RAILROADS (0.1%)
Burlington Northern Santa Fe
 Corp..........................        6,979        222,456
CSX Corp.......................        3,183        130,503
Kansas City Southern
 Industries, Inc...............        1,645         78,035
Norfolk Southern Corp..........        5,648        138,023
Union Pacific Corp.............        3,671        204,658
                                               ------------
                                                    773,675
                                               ------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc........        2,053         39,135
McDonald's Corp................       19,907        821,164
Tricon Global Restaurants, Inc.
 (a)...........................        2,280         91,628
Wendy's International, Inc.....        1,942         46,365
                                               ------------
                                                    998,292
                                               ------------
RETAIL STORES--APPAREL (0.1%)
Gap, Inc. (The)................       12,635        469,074
Limited, Inc. (The)............        3,191        131,230
TJX Cos., Inc. (The)...........        4,764        129,224
                                               ------------
                                                    729,528
                                               ------------
RETAIL STORES--DEPARTMENT (0.1%)
Dillard's, Inc. Class A........        1,633         30,823
Federated Department Stores,
 Inc. (a)......................        3,080        131,478

                                   SHARES         VALUE
                                 -------------------------

RETAIL STORES--DEPARTMENT (CONTINUED)
Kohl's Corp. (a)...............        2,397   $    179,326
May Department Stores Co.
 (The).........................        4,950        171,703
Nordstrom, Inc.................        2,113         52,693
Penney (J.C.) Co., Inc.........        3,873         98,277
                                               ------------
                                                    664,300
                                               ------------
RETAIL STORES--DRUGS (0.1%)
Longs Drug Stores Corp.........          612         16,677
Rite Aid Corp..................        3,845         33,644
Walgreen Co....................       14,679        369,727
                                               ------------
                                                    420,048
                                               ------------
RETAIL STORES--FOOD (0.2%)
Albertson's, Inc...............        6,150        223,322
Great Atlantic & Pacific Tea
 Co., Inc. (The)...............          601         17,166
Kroger Co. (The) (a)...........       12,178        253,455
Safeway Inc. (a)...............        7,337        259,088
Winn-Dixie Stores, Inc.........        2,166         58,617
                                               ------------
                                                    811,648
                                               ------------
RETAIL STORES--GENERAL MERCHANDISE (0.8%)
Dayton Hudson Corp.............        6,421        414,957
Kmart Corp. (a)................        7,295         73,406
Sears, Roebuck & Co............        5,650        159,259
Wal-Mart Stores, Inc...........       65,587      3,746,657
                                               ------------
                                                  4,394,279
                                               ------------
RETAIL STORES--SPECIALTY (0.6%)
AutoZone, Inc. (a).............        2,183         57,986
Bed Bath and Beyond Inc. (a)...        2,000         66,625
Best Buy Co. Inc. (a)..........        3,000        166,688
Circuit City Stores-Circuit
 City Group....................        2,894        123,538
Consolidated Stores Corp.
 (a)...........................        1,627         29,794
Costco Wholesale Corp. (a).....        3,246        260,694
CVS Corp.......................        5,718        248,376
Dollar General Corp............        3,326         87,723
Home Depot, Inc. (The).........       21,892      1,652,846
Lowe's Cos., Inc...............        5,483        301,565
Office Depot, Inc. (a).........        5,535         68,842
Pep Boys-Manny, Moe & Jack
 (The).........................          767          9,588
Staples Inc. (a)...............        6,876        152,561
Tandy Corp.....................        2,956        186,043
Toys "R" Us, Inc. (a)..........        3,707         52,361
                                               ------------
                                                  3,465,230
                                               ------------
SHOES (0.0%)(b)
NIKE, Inc. Class B.............        4,140        233,651
Reebok International Ltd.
 (a)...........................          825          8,095
                                               ------------
                                                    241,746
                                               ------------
SPECIALIZED SERVICES (0.2%)
Block (H&R), Inc...............        1,412         60,098
Cendant Corp. (a)..............       10,539        173,894
Dun & Bradstreet Corp. (The)...        2,467         72,468
Ecolab Inc.....................        1,871         63,263

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
SPECIALIZED SERVICES (CONTINUED)
IMS Health Inc.................        4,711   $    136,619
Interpublic Group of Cos., Inc.
 (The).........................        3,920        159,250
Laidlaw Inc....................        4,909         30,068
National Service Industries,
 Inc...........................          569         18,350
Omnicom Group Inc..............        2,659        233,992
Service Corp. International....        4,038         38,613
                                               ------------
                                                    986,615
                                               ------------
SPECIALTY PRINTING (0.0%)(b)
Deluxe Corp....................        1,116         31,527
Donnelley (R.R.) & Sons Co.....        1,899         46,051
                                               ------------
                                                     77,578
                                               ------------
STEEL (0.0%)(b)
Allegheny Teledyne Inc.........        2,952         44,833
Bethlehem Steel Corp. (a)......        1,963         13,618
Nucor Corp.....................        1,344         69,720
USX-U.S. Steel Group...........        1,349         34,484
Worthington Industries, Inc....        1,396         23,209
                                               ------------
                                                    185,864
                                               ------------
TELECOMMUNICATIONS--
 LONG DISTANCE (1.0%)
AT&T Corp......................       47,269      2,209,826
Global Crossing Ltd. (a).......       11,339        392,613
MCI WorldCom, Inc. (a).........       27,578      2,366,537
Sprint Corp. (FON Group).......       12,759        948,153
                                               ------------
                                                  5,917,129
                                               ------------
TELEPHONE (1.3%)
ALLTEL Corp....................        4,491        373,876
Bell Atlantic Corp.............       22,962      1,491,095
BellSouth Corp.................       27,723      1,247,535
CenturyTel, Inc................        2,078         84,029
GTE Corp.......................       14,441      1,083,075
SBC Communications Inc.........       50,430      2,568,778
US West Inc....................        7,474        456,381
                                               ------------
                                                  7,304,769
                                               ------------
TEXTILES--APPAREL
 MANUFACTURERS (0.0%)(b)
Liz Claiborne, Inc.............          900         36,000
Russell Corp...................          554          8,414
Springs Industries, Inc. Class
 A.............................          220          8,759
V.F. Corp......................        1,784         53,631
                                               ------------
                                                    106,804
                                               ------------
TOBACCO (0.2%)
Philip Morris Cos. Inc.........       35,113        884,409
UST Inc........................        2,629         72,790
                                               ------------
                                                    957,199
                                               ------------
TOYS (0.0%)(b)
Hasbro, Inc....................        2,977         61,401
Mattel, Inc....................        6,183         82,698
                                               ------------
                                                    144,099
                                               ------------
TRANSPORTATION--
 MISCELLANEOUS (0.0%)(b)
FDX Corp. (a)..................        4,370        188,183

                                   SHARES         VALUE
                                 -------------------------

TRANSPORTATION--MISCELLANEOUS (CONTINUED)
Ryder System, Inc..............        1,010   $     21,589
                                               ------------
                                                    209,772
                                               ------------
Total Common Stocks
 (Cost $103,577,608)...........                 166,237,880(g)
                                               ------------
SHORT-TERM
INVESTMENTS (44.0%)
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
COMMERCIAL PAPER (39.9%)
Allergan Inc.
 5.40%, due 11/18/99 (c).......  $ 5,200,000      5,186,712
 5.41%, due 11/2/99 (c)........    6,000,000      5,999,095
Allmerica Financial Corp.
 5.35%, due 11/2/99 (c)........    3,500,000      3,499,476
Bay State Gas Co.
 5.41%, due 12/2/99 (c)........   25,600,000     25,480,659
Boral Ltd.
 5.42%, due 11/2/99 (c)........   10,400,000     10,398,434
Consolidated Natural Gas Co.
 5.38%, due 11/1/99 (c)........    6,000,000      6,000,000
Cooperative Association of
 Tractor Dealers Inc.
 5.36%, due 11/2/99 (c)........    1,500,000      1,499,775
 5.40%, due 12/7/99 (c)........    2,000,000      1,989,168
 5.40%, due 12/17/99 (c).......    1,500,000      1,489,644
Fayette Funding L.P.
 5.38%, due 11/22/99 (c).......   10,800,000     10,766,055
Fuji Photo Film Finance USA
 Inc.
 5.36%, due 12/14/99 (c).......    6,300,000      6,259,588
Hasbro Inc.
 5.40%, due 11/12/99 (c).......   10,600,000     10,582,410
Hitachi Credit America Corp.
 5.38%, due 11/2/99 (c)........    1,300,000      1,299,804
 5.45%, due 11/18/99 (c).......   19,800,000     19,748,888
JMG Funding L.P.
 5.40%, due 11/1/99 (c)........    1,186,000      1,186,000
Michigan Consolidated Gas Co.
 5.40%, due 11/3/99 (c)........    5,500,000      5,498,347
 5.41%, due 11/3/99 (c)........    1,683,000      1,682,494
 5.45%, due 11/5/99 (c)........    6,900,000      6,895,813
 5.47%, due 11/9/99 (c)........   10,000,000      9,987,807
Mitsubishi International Corp.
 5.41%, due 11/10/99 (c).......    5,800,000      5,792,114
 5.43%, due 11/4/99 (c)........    4,000,000      3,998,183
National Fuel Gas Co.
 5.40%, due 12/9/99 (c)........   10,000,000      9,942,954
Republic Industries Funding
 Corp.
 5.42%, due 12/1/99 (c)........   14,800,000     14,732,982
Riverside Funding Inc.
 5.40%, due 11/24/99 (c).......    1,300,000      1,295,512
SAFECO Credit Co.
 5.40%, due 11/30/99 (c).......    8,975,000      8,935,847

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.



SHORT-TERM
INVESTMENTS (CONTINUED)
                                   PRINCIPAL
                                   AMOUNT         VALUE
                                 --------------------------
COMMERCIAL PAPER (CONTINUED)
Textron Financial Corp.
 5.38%, due 11/18/99 (c).......  $ 7,300,000   $  7,281,443
 5.40%, due 11/18/99 (c).......    3,100,000      3,092,078
 5.40%, due 11/19/99 (c).......    2,500,000      2,493,238
Toys "R" Us, Inc.
 5.48%, due 11/15/99 (c).......   19,000,000     18,959,360
 5.50%, due 11/24/99 (c).......    3,200,000      3,188,743
 5.50%, due 11/29/99 (c).......    1,300,000      1,294,429
                                               ------------
Total Commercial Paper
 (Cost $216,457,052)...........                 216,457,052
                                               ------------
U.S. GOVERNMENT (4.1%)
United States Treasury Bills
 4.70%, due 1/20/00 (c)........   15,500,000     15,337,090
 4.74%, due 1/27/00 (c)........    7,000,000      6,919,635
                                               ------------
Total U.S. Government
 (Cost $22,256,725)............                  22,256,725
                                               ------------
Total Short-Term Investments
 (Cost $238,713,777)...........                 238,713,777
                                               ------------
Total Investments
 (Cost $482,248,437) (h).......         99.3%  539,012,033(i)
Cash and Other Assets, Less
 Liabilities...................          0.7      3,934,691
                                 -----------    -----------
Net Assets.....................        100.0%  $542,946,724
                                 ===========    ===========


FUTURES CONTRACTS (0.1%)

                                            UNREALIZED
                              CONTRACTS   APPRECIATION/
                               LONG       (DEPRECIATION)(j)
                              -----------------------------
AUSTRALIA (-0.1%)
Australian All Ordinaries
 Index December 1999........     335         $  (727,460)
FRANCE (0.1%)
French CAC 40 Index
 December 1999..............     312             632,202
GERMANY (0.0%)(b)
German DAX Index
 December 1999..............      36             110,473

                                            UNREALIZED
                              CONTRACTS   APPRECIATION/
                               LONG       (DEPRECIATION)(j)
                              ----------------------------

HONG KONG (0.0%)(b)
Hong Kong Hang Seng Index
 November 1999..............     126         $    38,342
UNITED KINGDOM (0.0%)(b)
Great Britain FTSE 100 Index
 December 1999..............     129              95,444
UNITED STATES (0.1%)
Standard & Poor's 500 Index
 December 1999..............     168              31,920
United States Treasury Bond
 December 1999 (30 Year)....      64              94,735
United States Treasury Note
 December 1999 (5 Year).....     292             121,143
 December 1999 (10 Year)....     101              81,740
                                             -----------
Total Futures Contracts
 (Settlement Value
 $168,483,504) (f)(g).......                 $   478,539
                                             ===========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Partially segregated as collateral for futures contracts.
(d)  Yankee bond.
(e)  ADR--American Depository Receipt.
(f) The combined market value of U.S. Government and Federal Agencies Investments and settlement value of U.S. Treasury futures contracts represents 23.9% of net assets.
(g) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 41.3% of net assets.
(h)  The cost for Federal income tax purposes is $482,383,436.
(i) At October 31, 1999, net unrealized appreciation was $56,628,597, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $68,756,090 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,127,493.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999



ASSETS:
 Investment in securities, at value (identified
   cost $482,248,437).............................  $539,012,033
 Cash.............................................        76,203
 Deposit with broker for futures contracts (Note
   7).............................................         8,904
 Receivables:
   Variation margin on futures contracts..........     2,386,201
   Dividends and interest.........................     2,195,478
   Investment securities sold.....................       191,303
   Fund shares sold...............................        48,214
                                                    ------------
       Total assets...............................   543,918,336
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................       292,064
   MainStay Management............................       291,068
   Fund shares redeemed...........................       157,801
   Custodian......................................        42,954
   Transfer agent.................................        32,116
 Accrued expenses.................................       155,609
                                                    ------------
       Total liabilities..........................       971,612
                                                    ------------
 Net assets.......................................  $542,946,724
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     35,279
   Institutional Service Class....................         2,006
 Additional paid-in capital.......................   454,829,762
 Accumulated undistributed net investment
   income.........................................    15,190,768
 Accumulated undistributed net realized gain on
   investments....................................    16,140,333
 Net unrealized appreciation on investments and
   futures contracts..............................    57,242,135
 Net unrealized depreciation on foreign currency
   transactions...................................      (493,559)
                                                    ------------
 Net assets.......................................  $542,946,724
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $513,859,843
                                                    ============
 Shares of capital stock outstanding..............    35,279,391
                                                    ============
 Net asset value per share outstanding............  $      14.57
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $ 29,086,881
                                                    ============
 Shares of capital stock outstanding..............     2,005,612
                                                    ============
 Net asset value per share outstanding............  $      14.50
                                                    ============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                          1999*           1998
                                      -------------   -------------
INVESTMENT INCOME:
 Income:
   Dividends (a)....................  $  1,869,673    $  3,887,894
   Interest.........................    17,506,135      12,574,074
                                      ------------    ------------
       Total income.................    19,375,808      16,461,968
                                      ------------    ------------
 Expenses:
   Management.......................     2,927,643       3,114,621
   Interest.........................       561,035              --
   Transfer agent...................       327,355         315,311
   Custodian........................        87,496         133,244
   Professional.....................        65,522          78,376
   Service..........................        55,263          37,268
   Shareholder communication........        42,321          75,744
   Registration.....................        31,878          50,166
   Directors........................         9,837          11,568
   Miscellaneous....................        30,532          32,253
                                      ------------    ------------
       Total expenses...............     4,138,882       3,848,551
                                      ------------    ------------
 Net investment income..............    15,236,926      12,613,417
                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions............     9,686,707      69,525,094
   Futures transactions.............     6,557,411      19,827,374
   Foreign currency transactions....       (38,075)        161,741
                                      ------------    ------------
 Net realized gain on investments
   and foreign currency
   transactions.....................    16,206,043      89,514,209
                                      ------------    ------------
 Net change in unrealized
   appreciation on investments:
   Security transactions............    (2,300,053)     (8,756,501)
   Futures transactions.............       906,023      (2,717,526)
   Foreign currency transactions....      (983,634)        472,784
                                      ------------    ------------
 Net unrealized loss on investments
   and foreign currency
   transactions.....................    (2,377,664)    (11,001,243)
                                      ------------    ------------
 Net realized and unrealized gain on
   investments and foreign currency
   transactions.....................    13,828,379      78,512,966
                                      ------------    ------------
 Net increase in net assets
   resulting from operations........  $ 29,065,305    $ 91,126,383
                                      ============    ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $28,464 and $24,979 for 1999 and 1998 respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*             1998             1997
                                                              --------------   --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   15,236,926   $   12,613,417   $    8,734,708
    Net realized gain on investments and futures
      contracts.............................................      16,244,118       89,352,468       45,016,603
    Net realized gain (loss) on foreign currency
      transactions..........................................         (38,075)         161,741          (32,358)
    Net change in unrealized appreciation on investments and
      futures contracts.....................................      (1,394,030)     (11,474,027)      35,097,668
    Net change in unrealized appreciation on foreign
      currency transactions.................................        (983,634)         472,784           17,446
                                                              --------------   --------------   --------------
    Net increase in net assets resulting from operations....      29,065,305       91,126,383       88,834,067
                                                              --------------   --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................        (183,826)     (12,168,160)      (8,423,272)
      Institutional Service Class...........................          (5,609)        (369,777)        (182,014)
    From net realized gain on investments:
      Institutional Class...................................     (49,743,906)     (61,223,905)     (37,506,931)
      Institutional Service Class...........................      (2,839,920)      (2,048,254)        (890,648)
                                                              --------------   --------------   --------------
        Total dividends and distributions to shareholders...     (52,773,261)     (75,810,096)     (47,002,865)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      43,269,895       62,917,440       45,388,650
      Institutional Service Class...........................      15,707,216        6,958,317        4,026,989
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................      49,927,732       73,392,054       45,930,203
      Institutional Service Class...........................       2,845,529        2,416,225        1,072,662
                                                              --------------   --------------   --------------
                                                                 111,750,372      145,684,036       96,418,504
    Cost of shares redeemed:
      Institutional Class...................................     (57,515,045)     (65,656,399)     (41,612,145)
      Institutional Service Class...........................      (4,882,440)      (2,755,471)      (1,221,935)
                                                              --------------   --------------   --------------
      Increase in net assets derived from capital share
        transactions........................................      49,352,887       77,272,166       53,584,424
                                                              --------------   --------------   --------------
      Net increase in net assets............................      25,644,931       92,588,453       95,415,626
NET ASSETS:
  Beginning of period.......................................     517,301,793      424,713,340      329,297,714
                                                              --------------   --------------   --------------
  End of period.............................................  $  542,946,724   $  517,301,793   $  424,713,340
                                                              ==============   ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $   15,190,768   $      188,741   $       37,010
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................    $  15.36        $  15.33        $  14.83        $  14.81
                                                           --------        --------        --------        --------
Net investment income..................................        0.41            0.39            0.43            0.39
Net realized and unrealized gain (loss) on
  investments..........................................        0.41            0.38            2.70            2.69
Net realized and unrealized gain (loss) on foreign
  currency transactions................................       (0.03)          (0.03)           0.02            0.02
                                                           --------        --------        --------        --------
Total from investment operations.......................        0.79            0.74            3.15            3.10
                                                           --------        --------        --------        --------
Less dividends and distributions:
From net investment income.............................       (0.01)          (0.00)(a)       (0.43)          (0.39)
From net realized gain on investments..................       (1.57)          (1.57)          (2.19)          (2.19)
In excess of net realized gain on investments..........          --              --              --              --
                                                           --------        --------        --------        --------
Total dividends and distributions......................       (1.58)          (1.57)          (2.62)          (2.58)
                                                           --------        --------        --------        --------
Net asset value at end of period.......................    $  14.57        $  14.50        $  15.36        $  15.33
                                                           ========        ========        ========        ========
Total investment return................................        5.58%(b)        5.31%(b)       21.31%          21.00%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        3.40%+          3.15%+          2.64%           2.39%
  Net expenses.........................................        0.78%+          1.03%+          0.80%           1.05%
  Expenses (before reimbursement)......................        0.78%+          1.03%+          0.80%           1.05%
Portfolio turnover rate................................          18%             18%             55%             55%
Net assets at end of period (in 000's).................    $513,860        $ 29,087        $500,449        $ 16,853

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS         CLASS(c)          CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $  13.19        $  13.19        $  11.79        $  11.79        $  10.67        $  10.67        $  11.67
       --------        --------        --------        --------        --------        --------        --------
           0.34            0.31            0.38            0.34            0.48            0.47            0.45
           3.15            3.13            1.53            1.53            2.39            2.39           (0.55)
          (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.01)          (0.01)             --
       --------        --------        --------        --------        --------        --------        --------
           3.49            3.44            1.91            1.87            2.86            2.85           (0.10)
       --------        --------        --------        --------        --------        --------        --------
          (0.34)          (0.31)          (0.38)          (0.34)          (0.48)          (0.47)          (0.45)
          (1.51)          (1.51)          (0.13)          (0.13)          (1.18)          (1.18)          (0.42)
             --              --              --              --           (0.08)          (0.08)          (0.03)
       --------        --------        --------        --------        --------        --------        --------
          (1.85)          (1.82)          (0.51)          (0.47)          (1.74)          (1.73)          (0.90)
       --------        --------        --------        --------        --------        --------        --------
       $  14.83        $  14.81        $  13.19        $  13.19        $  11.79        $  11.79        $  10.67
       ========        ========        ========        ========        ========        ========        ========
          26.69%          26.30%          16.16%          15.89%          26.81%          26.70%          (0.86%)
           2.27%           2.02%           2.99%           2.74%           4.03%           3.78%           3.63%
           0.76%           1.01%           0.70%           0.95%           0.70%           0.95%           0.70%
           0.76%           1.01%           0.75%           1.00%           0.77%           1.02%           0.75%
             19%             19%            103%            103%            261%            261%            128%
       $414,824        $  9,889        $323,790        $  5,508        $273,351        $  3,536        $229,079

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE Index Fund
--------------------------------------------------------------------------------

In the wake of an earlier global financial crisis, the ten months ended October 31, 1999,(1) was generally a positive period for the MainStay Institutional EAFE Index Fund. Many Asian stock markets staged substantial recoveries during this period, led by economic improvements in Japan that helped strengthen the yen--and economic stimulus packages that helped improve stock performance throughout the Asian region.

European stock performance was not as strong. Enthusiasm over the introduction of the euro in January 1999 was short-lived, as slowing growth rates, increasing competition, and a strengthening dollar hurt many European stock markets during the ten months ended October 31, 1999. While some European markets recorded outstanding returns, others were among the weakest in the Morgan Stanley Capital International Europe, Australia, and Far East Index(2) for the ten-month reporting period. Rising interest rates in the United States may have had a negative impact on European markets, leaving investors uncertain about potential spillover effects.

PERFORMANCE REVIEW

For the ten months ended October 31, 1999, the MainStay Institutional EAFE Index Fund returned 12.31% for Institutional Class shares and 12.08% for Service Class shares. Both share classes underperformed the 15.93% return of the average Lipper(3) international fund over the same period. Both share classes also underperformed the Fund's benchmark, the EAFE Index, which returned 12.60% in U.S. dollars for the ten months ended October 31, 1999. A small amount of underperformance is to be expected since the Fund faces real-world expenses that a hypothetical index investment does not.

The Fund is designed to track the total-return performance of the EAFE Index by holding a subset of the benchmark's securities. The baskets of securities in which the Fund invests are weighted to closely mirror the overall weight, risk, and return profiles of each country in the EAFE Index. The Fund does not seek to emphasize any region, country, or industry except as reflected in the EAFE Index.

BEST- AND WORST-PERFORMING COUNTRIES

The top-performing countries in the EAFE Index for the ten-month period were Singapore (+67.71%), Finland (+60.01%), Japan (+45.84%), and Sweden (+37.01%),
all in U.S.-dollar terms. Singapore benefited from a $10.5 billion government stimulus package that included corporate tax cuts, reductions in customs duties, and cheaper energy costs. Finland's advance was fueled by Nokia, its leading corporation, which rose 90.29% in U.S.-dollar terms for the ten-month reporting period on stronger-than-expected earnings. Japan benefited from a strong yen, corporate restructurings, and past economic stimulus packages taking root in the marketplace. With a 27.91% weight in the MainStay Institutional EAFE Index Fund as of October 31, 1999, Japan had the greatest impact of any country on the Fund's portfolio. The Swedish economy was bolstered by a better-than-expected trade surplus, measured in Swedish kronor, of SEK 13.4 billion versus the anticipated amount of SEK 11.0 billion.

The worst-performing markets in the EAFE Index for the ten-month reporting period were Portugal (-18.21%), Belgium (-17.35%), Ireland (-15.20%), and Italy (-14.92%), all in U.S.-dollar terms. European Monetary Union hurt the smaller less-liquid markets in the EAFE Index by providing an easily accessible alternative market for its investors. Increased competition and slowing growth rates also hampered the smaller European markets by putting pressure on returns.

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) The Morgan Stanley Capital International Europe, Australia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. An investment cannot be made directly into an index.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

INDEX SHIFTS AND MARKET SENSITIVITIES

Since the EAFE Index is capitalization weighted, markets with strong performance will increase their capitalization and their weighting in the EAFE Index. With the outstanding performance of Japanese stocks during the reporting period, Japan has exerted greater influence on the EAFE Index than in previous reporting periods.

We believe that emphasis on corporate earnings, improving export prospects, and restructuring efforts in Europe and Asia should continue to provide a positive backdrop for the EAFE Index as a whole. Global interest rates, however, may continue to exert a strong influence on market performance. If inflation heats up causing interest rates to rise, we believe the impact on international stocks would be negative. While we have seen higher energy costs and some other signs of inflation, monetary policy in the U.S. and globally has been relatively proactive, as central banks have taken active steps to help keep inflation in check.

Whatever happens in the global economy, the Fund will continue to seek to provide investment results that correspond to the total-return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, and Far East Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
Monitor Capital Advisors LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                      MSCI EAFE INDEX                      EAFE INDEX FUND
                                                                     ------------------                   ------------------
  1/2/91                                                                $  250,000                         $   250,000
03/31/91                                                                   268,575                             265,750
06/30/91                                                                   253,911                             254,500
09/30/91                                                                   275,671                             273,250
12/31/91                                                                   280,302                             275,250
03/31/92                                                                   247,030                             241,615
06/30/92                                                                   252,243                             246,649
09/30/92                                                                   256,052                             250,676
12/31/92                                                                   246,168                             241,615
03/31/93                                                                   275,684                             267,024
06/30/93                                                                   303,417                             290,883
09/30/93                                                                   323,534                             310,682
12/31/93                                                                   326,316                             311,610
03/31/94                                                                   337,737                             321,453
06/30/94                                                                   354,996                             338,549
09/30/94                                                                   355,351                             338,031
12/31/94                                                                   351,726                             332,886
03/31/95                                                                   358,268                             338,157
06/30/95                                                                   360,884                             338,684
09/30/95                                                                   375,932                             351,072
12/31/95                                                                   391,158                             362,938
03/31/96                                                                   402,462                             374,714
06/30/96                                                                   408,821                             381,138
09/30/96                                                                   408,290                             380,870
12/31/96                                                                   414,781                             386,330
03/31/97                                                                   408,269                             379,983
06/30/97                                                                   461,263                             428,826
09/30/97                                                                   458,034                             425,238
12/31/97                                                                   422,170                             387,876
03/31/98                                                                   484,271                             440,905
06/30/98                                                                   489,404                             447,724
09/30/98                                                                   419,860                             385,603
12/31/98                                                                   506,603                             462,137
03/31/99                                                                   513,645                             470,749
06/30/99                                                                   526,691                             484,281
09/30/99                                                                   549,813                             501,093
As of 10/31/99                                                             570,431                             519,048


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      EAFE INDEX FUND vs MSCI EAFE INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                      MSCI EAFE INDEX                      EFAE INDEX FUND
                                                                     ------------------                   ------------------
  1/2/91                                                                $  250,000                         $   250,000
03/31/91                                                                   268,575                             265,750
06/30/91                                                                   253,911                             254,500
09/30/91                                                                   275,671                             273,250
12/31/91                                                                   280,302                             275,250
03/31/92                                                                   247,030                             241,615
06/30/92                                                                   252,243                             246,649
09/30/92                                                                   256,052                             250,676
12/31/92                                                                   246,168                             241,615
03/31/93                                                                   275,684                             267,024
06/30/93                                                                   303,417                             290,883
09/30/93                                                                   323,534                             310,682
12/31/93                                                                   326,316                             311,610
03/31/94                                                                   337,737                             321,453
06/30/94                                                                   354,996                             338,549
09/30/94                                                                   355,351                             338,031
12/31/94                                                                   351,726                             332,886
03/31/95                                                                   358,268                             338,421
06/30/95                                                                   360,884                             338,684
09/30/95                                                                   375,932                             350,281
12/31/95                                                                   391,158                             361,620
03/31/96                                                                   402,462                             373,665
06/30/96                                                                   408,821                             379,554
09/30/96                                                                   408,290                             378,751
12/31/96                                                                   414,781                             384,641
03/31/97                                                                   408,269                             377,758
06/30/97                                                                   461,263                             426,217
09/30/97                                                                   458,034                             422,362
12/31/97                                                                   422,170                             384,936
03/31/98                                                                   484,271                             437,393
06/30/98                                                                   489,404                             443,808
09/30/98                                                                   419,860                             382,294
12/31/98                                                                   506,603                             457,403
03/31/99                                                                   513,645                             465,964
06/30/99                                                                   526,691                             479,009
09/30/99                                                                   549,813                             495,316
AS OF 10/31/99                                                             570,431                             512,668

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                            TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
             PERFORMANCE               AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------

                                        YEAR TO DATE             ONE YEAR   FIVE YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
EAFE Index Fund Institutional Class             12.31%            22.68%       8.25%           8.62%
EAFE Index Fund Service Class(+)                12.08             22.38        7.98            8.46
Average Lipper international fund               15.93             25.53        9.50           10.90
MSCI EAFE Index                                 12.60             23.03        9.21            9.79

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]


                          1991         1992         1993         1994         1995         1996         1997         1998
                          ----         ----         ----         ----         ----         ----         ----         ----
TOTAL RETURN %*          10.10%       -12.22%      28.97%        6.83%        9.03%        6.45%        0.40%       19.15%


                         1999
                       --------
                         12.31%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

Index funds seek to match their respective indices, unlike other funds which generally seek to beat an index or indices.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

------------


COMMON STOCKS (95.7%)+
                                   SHARES        VALUE
                                 -----------------------
AUSTRALIA (2.2%)
AMP, Ltd. (insurance)..........      15,056   $   153,005
Boral, Ltd. (building materials
 & components).................      15,897        23,909
Brambles Industries, Ltd.
 (business & public
 services).....................       3,133        88,053
Broken Hill Proprietary Co.,
 Ltd. (energy sources).........      16,889       174,442
Coles Myer, Ltd.
 (merchandising)...............      14,858        73,858
Lend Lease Corp., Ltd. (real
 estate).......................       7,023        80,756
National Australia Bank, Ltd.
 (banking).....................      11,323       174,631
News Corp., Ltd. (The)
 (broadcasting & publishing)...      19,650       142,010
Pacific Dunlop, Ltd. (multi-
 industry).....................      19,118        26,926
Pioneer International, Ltd.
 (building materials &
 components)...................      11,538        25,221
Rio Tinto, Ltd. (metals-
 nonferrous)...................       4,034        64,804
Smith (Howard), Ltd. (multi-
 industry).....................       2,670        19,133
Star City Holdings, Ltd.
 (leisure & tourism)...........       8,018         7,547
Telstra Corp., Ltd.
 (telecommunications)..........      45,208       229,826
Westpac Banking Corp., Ltd.
 (banking).....................      19,507       125,089
WMC, Ltd. (metals-nonferrous)..      15,938        68,359
                                              -----------
                                                1,477,569
                                              -----------
AUSTRIA (0.2%)
Bank Austria AG (banking)......       1,579        78,454
Flughafen Wien AG (business &
 public services)..............         293        10,108
Generali Holding Vienna AG
 (insurance)...................         107        17,401
                                              -----------
                                                  105,963
                                              -----------
BELGIUM (1.0%)
Electrabel, S.A. (utilities-
 electrical & gas).............         451       148,662
Fortis AG (insurance)..........       6,905       232,978
Fortis AG CVG (insurance)......         700         3,760
Fortis AG Strips (insurance)...       6,300            66
KBC Bancassurance Holding N.V.
 (banking).....................       3,355       172,796
Petrofina, S.A. (energy
 source).......................           1           373
Tractebel, S.A. (utilities-
 electrical & gas).............         667       116,521
                                              -----------
                                                  675,156
                                              -----------

                                   SHARES        VALUE
                                 -----------------------

DENMARK (0.9%)
Dampskibsselskabet AF 1912
 Class B (transportation-
 shipping).....................          15   $   151,655
Dampskibsselskabet Svendborg AS
 Class B (transportation-
 shipping).....................          10       144,938
Den Danske Bank Group
 (banking).....................         689        78,428
FLS Industries AS Class B
 (machinery & engineering).....         435        11,687
Novo Nordisk AS Class B (health
 & personal care)..............         965       115,713
Tele Danmark AS Class B
 (telecommunications)..........       2,300       139,522
                                              -----------
                                                  641,943
                                              -----------
FINLAND (2.1%)
Kesko Oyj (wholesale &
 international trade)..........       1,300        14,785
Kone Oyj Corp. Class B
 (machinery & engineering).....         174        25,331
Metra Oyj Class B (multi-
 industry).....................         539        10,198
Nokia Oyj Class A (electrical &
 electronics)..................      11,824     1,352,319
Pohjola Group Insurance Corp.
 Class B (insurance)...........         329        17,636
                                              -----------
                                                1,420,269
                                              -----------
FRANCE (8.7%)
Air Liquide, S.A.
 (chemicals)...................       1,139       175,391
Accor, S.A. (leisure &
 tourism)......................         505       113,593
Alcatel, S.A. (electrical &
 electronics)..................       1,456       227,266
AXA, S.A. (insurance)..........       2,387       336,455
Banque Nationale de Paris
 (banking).....................       1,428       125,332
Cap Gemini, S.A. (business &
 public services)..............         791       119,725
Carrefour, S.A.
 (merchandising)...............       1,745       322,815
Casino Guichard Perrachon
 (merchandising)...............       1,045       118,628
Compagnie de Saint Gobain, S.A.
 (building materials &
 components)...................         843       146,203
Compagnie Fianciere Paribas,
 S.A. (banking)................       1,620       168,576
Compagnie Generale de
 Geophysique, S.A. (energy
 equipment & services) (a).....          71         3,694
Elf Aquitaine, S.A. (energy
 sources)......................       2,122       312,262
France Telecom, S.A.
 (telecommunications)..........       7,747       747,926
Groupe Danone, S.A. (food &
 household products)...........         432       110,114

+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
FRANCE (CONTINUED)
Lafarge, S.A. (building
 materials & components)........      1,237   $   118,970
L'Oreal, S.A. (health &
 personal care)................         375       250,097
LVMH (Louis Vuitton Moet
 Hennessy), S.A. (recreation &
 other consumer goods).........         780       235,300
Michelin (CGDE), S.A. Class B
 (industrial components).......       2,173        94,560
Pinault-Printemps-Redoute, S.A.
 (merchandising)...............         869       165,601
Promodes, S.A.
 (merchandising)...............         203       217,642
PSA Peugeot, S.A.
 (automobiles).................         628       120,467
Rhone-Poulenc, S.A. (health &
 personal care)................       2,653       148,353
Sanofi Synthelabo, S.A. (health
 & personal care)..............       5,980       263,681
Schneider, S.A. (electrical &
 electronics)..................       1,718       118,280
Societe Generale, S.A. Class A
 (banking).....................         840       182,766
Suez Lyonnaise des Eaux, S.A.
 (business & public
 services).....................       1,412       227,819
Suez Lyonnaise des Eaux,
 S.A.Strip VVPR (business &
 public services)..............         204             2
Tota Fina, S.A. Class B (energy
 sources)......................       2,641       356,712
Tota Fina, S.A. Strip (energy
 sources)......................       1,692            18
Valeo, S.A. (industrial
 components)...................       1,153        82,774
Vivendi, S.A. (business &
 public services)..............       3,906       295,810
                                              -----------
                                                5,906,832
                                              -----------
GERMANY (7.9%)
Adidas-Salomon AG (recreation &
 other consumer goods).........         650        47,005
AGIV AG (multi-industry).......         904        18,149
Allianz AG Registered
 (insurance)...................       1,506       458,268
AMB Aachener & Muenchener
 Beteiligungs AG (insurance)...         550        46,249
BASF AG (chemicals)............       5,584       250,916
Bayer AG (chemicals)...........       6,417       262,378
Bayerische Hypo-und Vereinsbank
 AG (banking)..................       3,149       206,540
Beiersdorf AG (health &
 personal care)................       1,196        80,456
DaimlerChrysler AG
 (automobiles).................       1,185        92,171
Deutsche Bank AG (banking).....       4,150       297,494
Deutsche Lufthansa AG
 Registered (transportation-
 airlines).....................       5,300       111,417
Deutsche Telekom AG
 (telecommunications)..........      20,400       937,039

                                   SHARES        VALUE
                                 -----------------------

GERMANY (CONTINUED)
Dresdner Bank AG (banking).....       3,850   $   197,279
Heidelberger Zement AG
 (building materials &
 components)...................         665        52,424
Hochtief AG (construction &
 housing)......................         986        40,523
Linde AG (machinery &
 engineering)..................       1,000        52,345
Linde AG Rights (machinery &
 engineering)..................       1,000         3,164
Mannesmann AG
 (telecommunications)..........       3,150       494,992
Merck KGaA (health & personal
 care).........................       2,100        72,400
Metro AG (merchandising).......       2,350       126,222
Muenchener
 Ruckversicherungs-Gesellschaf
 AG Registered (insurance).....       1,308       299,716
Preussag AG (multi-industry)...       2,350       127,210
RWE AG (utilities-electrical &
 gas)..........................       3,339       134,419
SAP AG (business & public
 services).....................         500       185,625
Schering AG (health & personal
 care).........................         950       112,936
Siemens AG (electrical &
 electronics)..................         358        32,117
Strabag AG (construction &
 housing) (a)..................         216        10,671
Thyssen AG (metals-steel)......       5,700       134,804
Veba AG (utilities-electrical &
 gas)..........................       3,529       190,660
Viag AG (utilities-electrical &
 gas)..........................       7,644       141,008
Volkswagen AG (automobiles)....       2,950       174,263
                                              -----------
                                                5,390,860
                                              -----------
HONG KONG (2.2%)
Cable & Wireless HKT, Ltd.
 (telecommunications)..........     104,458       238,641
Cathay Pacific Airways, Ltd.
 (transportation-airlines).....      40,409        82,175
Cheung Kong (Holdings), Ltd.
 (real estate).................      18,000       163,330
Chinese Estates Holdings, Ltd.
 (real estate).................      68,854         9,926
CLP Holdings, Ltd. (utilities-
 electrical & gas).............      17,932        82,164
Hang Lung Development Co., Ltd
 (real estate).................      18,946        20,240
Hang Seng Bank, Ltd.
 (banking).....................      14,830       161,288
Hong Kong & China Gas Co., Ltd.
 (utilities-electrical & gas)..      41,502        55,019
Hopewell Holdings, Ltd. (multi-
 industry).....................      18,706        11,857

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
HONG KONG (CONTINUED)
Hutchinson Whampoa, Ltd.
(multi-industry)...............      30,381   $   305,002
Miramar Hotel & Investment,
 Ltd. (real estate)............      31,028        32,348
New World Development Co., Ltd.
 (real estate).................      29,772        56,329
Shangri-La Asia, Ltd. (leisure
 & tourism)....................      25,464        27,694
Sun Hung Kai Properties, Ltd.
 (real estate).................      20,000       161,529
Swire Pacific, Ltd. Class A
 (multi-industry)..............      21,885       108,446
                                              -----------
                                                1,515,988
                                              -----------
IRELAND (0.1%)
Allied Irish Banks PLC
 (banking).....................       2,600        32,521
Irish Life & Permanent PLC
 (insurance)...................       4,199        42,812
                                              -----------
                                                   75,333
                                              -----------
ITALY (3.7%)
Assicurazioni Generali S.p.A.
 (insurance)...................       7,400       237,234
Banca Commerciale Italiana
 S.p.A. (banking)..............      17,720       106,538
Bulgari S.p.A. (recreation &
 other consumer goods).........       5,548        39,071
Cementir S.p.A. (building
 materials & components).......       4,510         6,305
Edison S.p.A.
 (utilities-electrical &
 gas)..........................       9,000        74,639
ENI S.p.A. (energy sources)....      64,148       374,890
Fiat S.p.A. (automobiles)......       2,356        74,540
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance)...................      46,198       140,093
Magneti Marelli S.p.A.
 (industrial components).......       8,000        28,086
Mediaset S.p.A. (broadcasting &
 publishing)...................      16,500       164,587
Mediobanca S.p.A. (banking)....       5,223        53,691
Montedison S.p.A. (multi-
 industry).....................      39,442        70,271
Olivetti S.p.A.
 (telecommunications) (a)......      47,500        92,366
Pirelli S.p.A. (industrial
 components)...................      26,468        60,649
San Paolo-IMI S.p.A.
 (banking).....................      11,135       144,194
Snia S.p.A. (multi-industry)...       9,873        10,284
Telecom Italia S.p.A.
 (telecommunications)..........      31,420       271,141
Telecom Italia Mobile S.p.A.
 (telecommunications)..........      57,996       362,102
Unicredito Italiano S.p.A.
 (banking).....................      37,119       173,621
Unione Immobiliare S.p.A. (real
 estate).......................      59,698        30,684
                                              -----------
                                                2,514,986
                                              -----------

                                   SHARES        VALUE
                                 -----------------------
JAPAN (27.9%)
Acom Co., Ltd. (financial
 services).....................       1,400   $   152,929
Ajinomoto Co., Inc. (food &
 household products)...........       6,567        73,559
Arabian Oil Co., Ltd. (energy
 sources)......................       1,387        22,261
Asahi Bank, Ltd. (banking).....      21,986       195,080
Asahi Breweries, Ltd.
 (beverages & tobacco).........       7,098       100,863
Asahi Chemical Industry Co.,
 Ltd. (chemicals)..............      20,649       124,651
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 commodities)..................      17,000       135,039
Ashikaga Bank, Ltd. (banking)..       3,043         6,794
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (c).................      33,375       552,613
Bank of Yokohama, Ltd.
 (banking).....................      11,000        61,660
Bridgestone Corp. (industrial
 components)...................       6,935       190,715
Brother Industries, Ltd.
 (appliances & household
 durables).....................       6,601        17,710
Canon, Inc. (data processing &
 reproduction).................       8,288       234,276
Chiba Bank, Ltd. (banking).....      11,600        63,356
Chiyoda Corp. (machinery &
 engineering) (a)..............       6,000        13,741
Chugai Pharmaceutical Co., Ltd.
 (health & personal care)......       2,974        35,336
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods)........................       3,678        25,974
Dai Nippon Printing Co., Ltd.
 (business & public
 services).....................       9,133       166,361
Daiei, Inc. (merchandising)
 (a)...........................      11,467        39,336
Daikin Industries, Ltd.
 (machinery & engineering).....       4,000        44,077
Dainippon Ink & Chemical, Inc.
 (chemicals)...................      11,203        42,939
Daiwa House Industry Co., Ltd.
 (construction & housing)......       6,667        60,945
Daiwa Securities Group Inc.
 (financial services)..........      11,287       120,373
Denso Corp. (industrial
 components) (c)...............       8,331       178,016

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
East Japan Railway Co.
(transportation-road & rail)...          41   $   251,039
Ebara Corp. (machinery &
 engineering)..................       3,660        43,627
Eisai Co., Ltd. (health &
 personal care)................       3,677       100,943
Fanuc, Ltd. (electronic
 components & instruments).....       2,723       211,343
Fuji Bank, Ltd. (banking)
 (c)...........................      26,432       362,178
Fuji Photo Film, Ltd.
 (recreation & other consumer
 goods) (c)....................       5,394       173,146
Fujitsu, Ltd. (data processing
 & reproduction)...............      15,107       454,532
Furukawa Electric Co., Ltd.
(industrial components)........      11,558        84,169
Gunma Bank, Ltd. (banking).....       6,766        50,698
Hitachi, Ltd. (electrical &
 electronics) (c)..............      27,857       300,825
Hitachi Zosen Corp. (machinery
 & engineering)................      19,634        16,368
Hokuriku Bank, Ltd. (banking)
 (a)...........................      15,952        38,213
Honda Motor Co., Ltd.
 (automobiles) (c).............       8,345       351,832
Industrial Bank of Japan, Ltd.
 (The) (banking)...............      18,283       247,015
Ito-Yokado Co., Ltd.
 (merchandising)...............       3,375       269,709
Japan Airlines Co., Ltd.
 (transportation-airlines).....      21,138        70,890
Japan Energy Corp. (energy
 sources)......................      15,637        18,130
Japan Steel Works, Ltd.
 (machinery & engineering)
 (a)...........................       5,176         5,803
Joyo Bank, Ltd. (banking)......      13,550        66,216
Jusco Co., Ltd.
 (merchandising)...............       4,000        93,137
Kajima Corp. (construction &
 housing)......................      12,910        45,399
Kamigumi Co., Ltd. (business &
 public services)..............       3,456        20,366
Kansai Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................       5,528       103,237
Kao Corp. (food & household
 products).....................       6,000       182,825
Kawasaki Heavy Industries, Ltd.
 (machinery & engineering).....      19,050        26,103
Kawasaki Steel Corp. (metals-
 steel) (a)....................      39,815        90,036
Keihin Electric Express Railway
 (transportation-road &
 rail).........................       3,000        11,268
Kinki Nippon Railway Co., Ltd.
 (transportation-road &
 rail).........................      22,124       102,392
Kirin Brewery Co., Ltd.
 (beverages & tobacco).........      12,154       139,053
Komatsu, Ltd. (machinery &
 engineering)..................      12,162        70,621

                                   SHARES        VALUE
                                 -----------------------

JAPAN (CONTINUED)
Kubota Corp. (machinery &
 engineering)..................      17,806   $    70,806
Kumagai Gumi Co., Ltd.
 (construction & housing) (a)..       9,812         9,214
Kyocera Corp. (electronic
 components & instruments).....       2,190       209,846
Kyowa Hakko Kogyo (health &
 personal care)................       4,234        30,346
Makita Corp. (electrical &
 electronics)..................       2,448        23,480
Marubeni Corp. (wholesale &
 international trade)..........      20,723        65,924
Marui Co., Ltd.
 (merchandising)...............       5,378       101,518
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)...........      14,247       299,650
Mitsubishi Chemical Corp.
 (chemicals)...................      25,833       117,083
Mitsubishi Corp. (wholesale &
 international trade)..........      12,531        90,054
Mitsubishi Electric Corp.
 (electrical & electronics)....      25,000       138,220
Mitsubishi Estate Co., Ltd.
 (real estate).................      12,191       122,071
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering)..................      35,059       137,398
Mitsubishi Trust & Banking
 Corp. (banking)...............      11,031       148,296
Mitsui & Co., Ltd. (wholesale &
 international trade)..........      14,822       109,501
Mitsui Fudosan Co., Ltd. (real
 estate).......................      11,129        83,071
Mitsui Marine & Fire Insurance
Co., Ltd. (insurance)..........       8,359        55,346
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping).....      12,266        26,680
Mitsui Trust & Banking Co.,
 Ltd. (banking)................      21,000        65,196
Mitsukoshi, Ltd.
 (merchandising) (a)...........       6,758        37,623
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)..................       2,000       256,798
NEC Corp. (electrical &
 electronics)..................      14,416       291,463
NGK Insulators, Ltd.
 (industrial components).......       4,800        45,488
Niigata Engineering Co., Ltd.
 (machinery & engineering)
 (a)...........................      11,000         9,802
Nikon Corp. (electronic
 components & instruments).....       5,407       128,488

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Nippon Express Co., Ltd.
(transportation-road & rail)...      14,446   $   102,155
Nippon Fire & Marine Insurance,
 Ltd. (insurance)..............       9,686        38,331
Nippon Light Metal Co., Ltd.
 (metals-nonferrous)...........       7,577        11,181
Nippon Meat Packers, Inc. (food
 & household products).........       3,357        41,592
Nippon Mitsubishi Oil Corp.
 (energy sources)..............      20,136        88,754
Nippon Steel Corp. (metals-
 steel)........................      59,313       150,609
Nippon Telegraph & Telephone
 Corp. (telecommunications)....          93     1,425,802
Nissan Motor Co., Ltd.
 (automobiles).................      25,121       150,443
Nisshinbo Industries, Inc.
 (textile & apparel)...........       3,363        17,981
Nissin Food Products Co., Ltd.
(food & household products)....       1,384        39,652
NKK Corp. (metals-steel).......      35,919        29,599
Nomura Securities Co., Ltd.
 (financial services)..........      13,955       230,127
Obayashi Corp. (construction &
 housing)......................      10,799        64,672
Oji Paper Co., Ltd. (forest
 products & paper).............      14,490       102,050
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)..................       4,000        54,042
Orient Corp. (financial
 services).....................       4,483        20,018
Osaka Gas Co. (utilities-
 electrical & gas).............      23,126        77,336
Penta-Ocean Construction Co.,
 Ltd. (construction &
 housing)......................      10,000        16,673
Pioneer Electronic Corp.
 (appliances & household
 durables).....................       2,078        37,055
Rohm Co., Ltd. (electronic
 components & instruments).....       1,000       224,219
Sakura Bank, Ltd. (banking)....      30,834       264,724
Sankyo Co., Ltd. (health &
 personal care)................       4,654       132,446
Sanrio Co., Ltd. (recreation &
 other consumer goods).........         861        45,376
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).....................      23,684       113,470
Sapporo Breweries, Ltd.
 (beverages & tobacco).........       5,692        22,089
Sato Kogyo Co., Ltd.
 (construction & housing)......      12,000         7,704
Secom Co., Ltd. (business &
 public services)..............       2,000       214,253
Sekisui House, Ltd.
 (construction & housing)......      10,000       108,181
Sharp Corp. (appliances &
 household durables)...........       9,279       147,593

                                   SHARES        VALUE
                                 -----------------------

JAPAN (CONTINUED)
Shimizu Corp. (construction &
 housing)......................      11,055   $    39,617
Shin-Etsu Chemical Co., Ltd.
 (chemicals)...................       4,830       199,009
Shionogi & Co., Ltd. (health &
 personal care)................       5,396        49,585
Shiseido Co., Ltd. (health &
 personal care)................       5,739        87,436
Shizuoka Bank, Ltd. (banking)..       9,494       107,346
SMC Corp. (machinery &
 engineering)..................         900       151,693
Softbank Corp. (banking).......         700       290,430
Sony Corp. (appliances &
 household durables)...........       2,941       458,218
Sumitomo Bank, Ltd. (banking)
 (c)...........................      22,242       357,620
Sumitomo Chemical Co., Ltd.
 (chemicals)...................      19,403       124,380
Sumitomo Corp. (wholesale &
 international trade)..........      11,864        86,625
Sumitomo Electric Industries
 (industrial components).......       9,982       134,002
Sumitomo Marine & Fire
 Insurance Co., Ltd.
 (insurance)...................       8,126        62,680
Sumitomo Metal Industries, Ltd.
 (metals-steel) (a)............      50,343        49,203
Sumitomo Metal Mining Co.
 (metals-nonferrous) (a).......      11,298        34,101
Taiheiyo Cement Corp. (building
 materials & components).......      12,783        27,927
Taisei Corp. (construction &
 housing)......................      13,713        28,908
Taisho Pharmaceutical Co., Ltd.
 (health & personal care)......       4,066       169,088
Taiyo Yuden Co., Ltd.
 (electronic components &
 instruments)..................       2,127        76,021
Takashimaya Co., Ltd.
 (merchandising)...............       4,574        40,979
Takeda Chemical Industries,
 Ltd. (health & personal
 care).........................       7,318       420,025
Teikoku Oil Co., Ltd. (energy
 sources)......................       6,646        25,218
Tobu Railway Co., Ltd.
(transportation-road & rail)...      12,000        37,600
Tohoku Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................       6,968       108,697
Tokai Bank, Ltd. (banking).....      16,989       148,138
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance).........      11,540       150,937
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas)..........................       8,451       188,678

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
JAPAN (CONTINUED)
Tokyo Electron, Ltd.
(electronic components &
instruments)...................       2,192   $   181,892
Tokyo Gas Co. (utilities-
 electrical & gas).............      36,091        85,418
Tokyo Steel Manufacturing Co.,
 Ltd. (metals-steel)...........       2,194         8,430
Tokyu Corp. (transportation-
 road & rail)..................      15,451        42,195
Toppan Printing Co., Ltd.
 (business & public
 services).....................       9,076       111,230
Toray Industries, Inc.
(chemicals)....................      20,000       110,193
Tostem Corp. (building
 materials & components).......       2,935        65,668
Toto, Ltd. (building materials
 & components).................       5,467        41,593
Toyo Seikan Kaisha, Ltd.
 (miscellaneous-materials &
 commodities)..................       3,445        74,933
Toyoda Automatic Loom Works,
 Ltd. (machinery &
 engineering)..................       4,000        77,806
Toyota Motor Corp.
 (automobiles) (c).............      28,152       973,806
Ube Industries, Ltd.
 (miscellaneous-materials &
 commodities)..................      11,768        34,054
Uny Co., Ltd.
 (merchandising)...............       2,346        30,347
Yamaha Corp. (recreation &
 other consumer goods).........       4,188        28,091
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care).........................       4,000       181,291
                                              -----------
                                               19,012,314
                                              -----------
MALAYSIA (0.1%)
Malaysia International Shipping
 Corp. Berhad Foreign
 Registered (transportation-
 shipping) (e).................      14,236        21,354
Malaysian Airline System Berhad
 (transportation-airlines)
 (e)...........................         856           806
Metroplex Berhad (real estate)
 (e)...........................         434           119
Sime Darby Berhad (multi-
 industry) (e).................         464           554
Technology Resources Industries
 Berhad (telecommunications)
 (e)...........................      18,409        10,222
                                              -----------
                                                   33,055
                                              -----------
NETHERLANDS (5.5%)
ABN AMRO Holding N.V.
 (banking).....................      10,306       249,044
Aegon N.V. (insurance).........       4,979       459,235
Akzo Nobel N.V. (chemicals)....       3,484       149,924
Elsevier N.V. (broadcasting &
 publishing)...................       9,310        88,366

                                   SHARES        VALUE
                                 -----------------------

NETHERLANDS (CONTINUED)
Heineken N.V. (beverages &
 tobacco)......................       4,292   $   218,755
ING Groep N.V. (financial
 services).....................       7,014       413,447
Koninklijke Ahold N.V.
 (merchandising)...............       6,297       193,269
Koninklijke KPN N.V.
 (telecommunications)..........       4,600       235,904
Koninklijke Nedlloyd Groep N.V.
 (transportation-road &
 rail).........................         319         8,902
Koninklijke Pakhoed N.V.
 (energy equipment & service)..         921        25,702
Koninklijke (Royal) Philips
 Electronics N.V. (appliances &
 household durables)...........       2,784       285,312
Royal Dutch Petroleum Co.
 (energy sources)..............      16,480       984,421
TNT Post Group N.V. (business &
 public services)..............       4,812       122,402
Unilever CVA N.V. (food &
 household products)...........       4,366       289,115
                                              -----------
                                                3,723,798
                                              -----------
NEW ZEALAND (0.2%)
Carter Holt Harvey Ltd. (forest
 products & paper).............      21,197        26,825
Fletcher Challenge Energy
 (energy souces)...............       2,375         5,470
Fletcher Challenge Forests
 (forest products & paper).....      20,290         8,319
Telecom Corp. of New Zealand
 Ltd. (telecommunications).....      24,470        98,351
                                              -----------
                                                  138,965
                                              -----------
NORWAY (0.3%)
Christiania Bank Og Kreditkasse
 (banking).....................       7,653        37,267
Elkem ASA Class A (metals-
 nonferrous)...................         733        12,661
Norsk Hydro ASA (energy
 sources)......................       3,159       126,044
Orkla ASA Class A (multi-
 industry).....................       2,000        27,917
                                              -----------
                                                  203,889
                                              -----------
PORTUGAL (0.5%)
Banco Comercial Portugues, S.A.
 Registered (banking)..........       2,749        77,380
Banco Espirito Santo, S.A.
 Registered (banking)..........       1,200        31,180
Cimpor-Cementos de Portugal,
 SGPS, S.A. (building materials
 & components).................       1,200        19,891

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
PORTUGAL (CONTINUED)
Electricidade de Portugal, S.A.
(utilities-electrical & gas)...       8,374   $   130,093
Portugal Telecom, S.A.
 Registered
 (telecommunications)..........       2,450       109,189
                                              -----------
                                                  367,733
                                              -----------
SINGAPORE (0.7%)
City Developments, Ltd. (real
 estate).......................       9,348        48,319
Development Bank of Singapore,
 Ltd. Foreign Registered
 (banking).....................       7,224        81,627
Sembcorp Industries Ltd.
 (multi-industry)..............      29,512        37,249
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines).....       7,273        76,935
Singapore Telecommunications,
 Ltd. (telecommunications).....      76,258       144,834
United Overseas Bank, Ltd.
 Foreign Registered (banking)..       9,898        74,958
                                              -----------
                                                  463,922
                                              -----------
SPAIN (2.9%)
Argentaria, Caja Postal y Banco
 Hipotecario de Espana, S.A.
 Registered (banking)..........       6,846       151,833
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)..............       2,800        30,167
Banco Bilbao Vizcaya, S.A.
 Registered (banking)..........      18,253       245,195
Banco Santander Central
 Hispano, S.A. (banking).......      30,300       314,344
Empresa Nacional de Celulosas,
 S.A. (forest products &
 paper)........................         296         5,538
Endesa, S.A.
 (utilities-electrical &
 gas)..........................       9,753       195,085
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas)..........................       4,638       102,375
Iberdrola, S.A. (utilities-
 electrical & gas).............      10,181       148,320
Repsol, S.A. (energy
 sources)......................      12,559       258,736
Tabacalera, S.A. (beverages &
 tobacco)......................       2,572        42,309
Telefonica, S.A.
 (telecommunications) (a)......      30,042       493,869
                                              -----------
                                                1,987,771
                                              -----------
SWEDEN (2.4%)
ABB AB (electrical &
 electronics) (f)..............       6,380        88,286
Drott AB Series B (real
 estate).......................       1,000         9,590
Electrolux AB Series B
 (appliances & household
 durables).....................       5,100       101,527

                                   SHARES        VALUE
                                 -----------------------

SWEDEN (CONTINUED)
ForeningsSparbanken AB
 (banking).....................       6,100   $    97,000
Hennes & Mauritz AB Series B
 (merchandising)...............       7,200       190,965
Mandmus AB (real estate).......         130           686
NetCom AB Series B
 (telecommunications) (a)......       1,500        62,180
Skandia Forsakrings AB
 (insurance)...................       5,300       117,732
Skanska AB Series B
 (construction & housing)......       1,600        58,460
Svenska Cellulosa AB Series B
 (forest products & paper).....       2,750        74,106
Svenska Handelsbanken Series A
 (banking).....................       6,300        87,179
Swedish Match AB (beverages &
 tobacco)......................       5,983        21,860
Telefonaktiebolaget LM Ericsson
 Series B (electrical &
 electronics)..................      14,884       617,895
Volvo AB Series B
 (automobiles).................       4,225       108,982
                                              -----------
                                                1,636,448
                                              -----------
SWITZERLAND (6.5%)
ABB AG Bearer (electrical &
 elelctronics).................          80       128,634
Adecco, S.A. (business & public
 services).....................         200       121,284
Alusuisse Lonza Group AG
 Registered (multi-industry)...          90        54,932
Credit Suisse Group Registered
 (banking).....................       2,170       417,280
Holderbank Financiere Glarus AG
 Bearer (building materials &
 components)...................          70        86,231
Holderbank Financiere Glarus AG
 Registered (building materials
 & components).................         150        49,616
Jelmoli Holdings, Ltd. Bearer
 (merchandising)...............          10        11,479
Lonza AG Rights (multi-
 industry).....................          90        52,569
Nestle S.A. Registered (food &
 household products)...........         295       569,206
Novartis AG Registered (health
 & personal care)..............         540       808,033
Roche Holdings AG Bearer
 (health & personal care)......          14       244,405
Roche Holdings AG Genusscheine
 (health & personal care)......          56       672,573
Schindler Holding AG
 Participating Certificates
 (machinery & engineering).....          10        15,948

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
SWITZERLAND (CONTINUED)
Schindler Holding AG Registered
(machinery & engineering)......          10   $    15,357
Societe Generale de
 Surveillance Holding S.A.
 Bearer (business & public
 services) (a).................          15        16,342
Societe Generale de
 Surveillance Holding S.A.
 Registered (business & public
 services).....................          70        19,065
Sulzer AG Registered (machinery
 & engineering)................          50        35,112
Swatch Group AG Registered
 (machinery & engineering).....         200        32,815
Schweizerische
 Rueckversicherungs
 Gesellschaft Registered
 (insurance)...................         145       300,715
Swisscom AG
 (telecommunications)..........         670       204,250
UBS AG Registered (banking)....       1,610       468,619
Zurich Allied AG Registered
 (insurance)...................         200       113,277
                                              -----------
                                                4,437,742
                                              -----------
UNITED KINGDOM (19.2%)
Abbey National PLC (banking)...      10,900       212,842
Allied Zurich PLC
 (insurance)...................      14,018       169,066
Associated British Foods PLC
 (food & household products)...      11,053        68,966
AstraZeneca Group PLC (health &
 personal care)................      12,708       573,864
BAA PLC (business & public
 services).....................      13,374        97,986
Barclays PLC (banking).........      11,028       337,126
Bass PLC (leisure & tourism)...      11,114       121,914
BG PLC (utilities-electrical &
 gas)..........................      29,391       162,889
Boots Co. PLC (merchandising)..       9,473        97,152
BP Amoco PLC (energy sources)..     139,742     1,354,035
British Aerospace PLC
 (aerospace & military
 technology)...................      16,995        99,139
British Airways PLC
 (transportation-airlines).....      12,500        64,970
British American Tobacco PLC
 (beverages & tobacco).........      20,093       132,872
British Sky Broadcasting Group
 PLC (broadcasting &
 publishing)...................      16,647       178,511
British Telecommunications PLC
 (telecommunications)..........      48,765       883,006
Cable & Wireless PLC
 (telecommunications)..........      20,589       240,208
Cadbury Schwepps PLC (beverages
 & tobacco)....................      23,406       153,148
Carillion PLC (construction &
 housing)......................       1,451         3,013

                                   SHARES        VALUE
                                 -----------------------

UNITED KINGDOM (CONTINUED)
Centrica PLC (energy
 sources)......................      38,336   $   111,186
CGU PLC (insurance)............       9,582       139,386
Coats Viyella PLC (textiles &
 apparel)......................       9,814         7,649
Corus Group PLC (metal-steel)..      42,984        81,818
De La Rue PLC (business &
 public services)..............       1,910         9,645
Diageo PLC (beverages &
 tobacco)......................      25,516       257,496
Elementis PLC (chemicals)......      11,290        19,082
General Electric Co. PLC
 (electrical & electronics)....      26,716       289,991
GKN PLC (machinery &
 engineering)..................       8,928       142,691
Glaxo Wellcome PLC (health &
 personal care)................      24,926       734,585
Granada Group PLC (leisure &
 tourism)......................      21,864       172,567
Great Universal Stores PLC
 (The) (merchandising).........      10,800        81,875
Halifax PLC (banking)..........      18,102       230,946
Hanson PLC (building materials
 & components).................       9,656        75,579
Hilton Group PLC (leisure &
 tourism)......................      18,213        55,438
HSBC Holdings PLC (banking)
 (j)...........................      60,376       742,539
Imperial Chemical Industries
 PLC (chemicals)...............       8,666        86,031
Invensys PLC (machinery &
 engineering)..................      36,384       178,511
Kingfisher PLC
 (merchandising)...............      12,822       139,809
Land Securities PLC (real
 estate).......................       7,747        96,612
LASMO PLC (energy sources).....      22,009        48,665
Legal & General Group PLC
 (insurance)...................      46,200       128,119
Lloyds TSB Group PLC
(banking)......................      38,424       530,567
Marks & Spencer PLC
 (merchandising)...............      23,340       107,236
National Grid Group PLC
 (utilities-electrical &
 gas)..........................      13,714       102,278
National Power PLC (utilities-
 electrical & gas).............      11,590        78,212
Next PLC (merchandising).......       5,222        56,168
Pearson PLC (broadcasting &
 publishing)...................       7,509       168,436
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-
 shipping).....................       8,975       126,948
Prudential Corp. PLC
 (insurance)...................      14,366       225,006
Racal Electronic PLC
 (electrical & electronics)....       4,570        33,670

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.


COMMON STOCKS (CONTINUED)
                                   SHARES        VALUE
                                 -----------------------
UNITED KINGDOM (CONTINUED)
Railtrack Group PLC (business &
public services)...............       5,324   $   107,630
Rank Group PLC (leisure &
tourism).......................      12,294        38,279
Rentokil Initial PLC (business
 & public services)............      30,309       100,836
Reuters Group PLC (business &
 public services)..............      12,768       118,478
Rio Tinto PLC Registered
 (metals-nonferrous)...........      10,875       185,765
Rolls-Royce PLC (aerospace &
 military technology)..........      20,600        73,014
Royal & Sun Alliance Insurance
 Group PLC (insurance).........      12,959        88,035
Royal Bank of Scotland Group
 PLC (banking).................       7,538       173,415
Sainsbury (J.) PLC
 (merchandising)...............      18,817       112,778
Scottish & Newcastle PLC
 (leisure & tourism)...........       8,661        80,581
Scottish Power PLC (utilities-
 electrical & gas).............      10,298        95,389
SmithKline Beecham PLC (health
 & personal care)..............      39,881       513,057
Tarmac PLC (building materials
 & components).................       1,451        12,190
Tesco PLC (merchandising)......      55,953       166,182
Thames Water PLC (business &
 public services) (a)..........       5,760        83,174
Unilever PLC (food & household
 products).....................      21,387       198,106
United Biscuits (Holdings) PLC
 (food & household
 products).....................       9,940        34,986
Vodafone Group PLC
 (telecommunications)..........     142,280       660,714
Williams PLC (electronic
 components & instruments).....      10,172        50,908
Wilson Connolly Holdings PLC
 (construction & housing)......       5,216        11,127
                                              -----------
                                               13,114,092
                                              -----------
UNITED STATES (0.5%)
DaimlerChrysler AG
 (automobiles).................       4,177       324,762
                                              -----------
Total Common Stocks (Cost
 $48,447,885)..................                65,169,390(g)
                                              -----------


PREFERRED STOCKS (0.4%)
                                  SHARES        VALUE
                                 -----------------------
AUSTRALIA (0.2%)
News Corp., Ltd.
 A$ 0.0375
 (broadcasting & publishing)
   (d)(k)......................      19,878   $   134,499
                                              -----------
GERMANY (0.2%)
RWE AG
 E 0.92
 (utilities-electrical & gas)
   (d)(k)......................       1,154        36,632
SAP AG
 E 1.60
 (business & public services)
   (d)(k)......................         300       132,124
                                              -----------
                                                  168,756
                                              -----------
Total Preferred Stocks
 (Cost $233,975).....................             303,255
                                              -----------
WARRANTS (0.0%) (b)
HONG KONG (0.0%) (b)
Chinese Estates Holdings, Ltd.
 Call Warrants
 Strike price HK 0.97
 Expire 11/24/99
 (real estate) (a)(k)..........       6,885           266
Chinese Estates Holdings, Ltd.
 Call Warrants
 Strike price HK 1.02
 Expire 11/24/00
 (real estate) (a)(k)..........       6,885           110
                                              -----------
Total Warrants (Cost $0).......                       376
                                              -----------

SHORT-TERM INVESTMENTS (2.8%)
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
U.S. GOVERNMENT (2.8%)
United States Treasury Bill
 4.78%, due 1/20/00 (c)........  $  300,000       296,847
 4.93%, due 1/27/00 (c)........     100,000        98,807
 4.94%, due 1/27/00 (c)........   1,200,000     1,185,663
 4.96%, due 1/27/00 (c)........     300,000       296,401
                                              -----------
Total Short-Term Investments
 (Cost $1,877,718).............                 1,877,718
                                              -----------
Total Investments
 (Cost $50,559,578) (h)..............  98.9%   67,350,739(i)
Cash and Other Assets,
 Less Liabilities..............         1.1       781,086
                                 ----------   -----------
Net Assets.....................      100.0%   $68,131,825
                                 ==========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999


FUTURES CONTRACTS (0.0%)(b)
                             CONTRACTS    UNREALIZED
                             LONG         APPRECIATION(j)
                             ----------------------------
FRANCE (0.0%)(b)
Euro, CAC 40 Index,
  December 1999...........       3        $ 3,819
GERMANY (0.0%)(b)
Euro, DAX Index, December
  1999....................       3          9,167
JAPAN (0.0%)(b)
Japanese Yen, TOPIX Index,
  December 1999...........       3         13,319
UNITED KINGDOM (0.0%)(b)
Pound Sterling, FTSE 100
  Index, December 1999....       6         11,153
                                          -------
Total Futures Contracts
  (Settlement Value
  $1,660,558) (g).........                $37,458
                                          =======

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated as collateral for futures contracts.
(d)  Dividend rate shown represents the most recent annual payment.
(e) Securities deemed illiquid. Malaysian positions held or partially held in Singapore with repatriation restrictions.
(f)  Security deemed illiquid.
(g) The combined market value of common stocks and settlement value of Index futures contracts represents 98.1% of net assets.
(h)  The cost for Federal income tax purposes is $51,193,192.
(i) At October 31, 1999 net unrealized appreciation for securities was $16,157,547, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $20,124,836 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,967,289.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 1999.
(k)  A$ --Australian Dollar
     E --Euro
     HK--Hong Kong Dollar
The table below sets forth the diversification of EAFE Index Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                   VALUE       PERCENT+
                                -----------------------
Aerospace & Military
Technology...................   $   172,152       0.3%
Appliances & Household
  Durables...................     1,460,535       2.1
Automobiles..................     2,371,266       3.5
Banking......................     9,810,132      14.4
Beverages & Tobacco..........     1,088,445       1.6
Broadcasting & Publishing....       876,408       1.3
Building Materials &
  Components.................       751,728       1.1
Business & Public Services...     2,653,508       3.9
Chemicals....................     1,661,976       2.4
Construction & Housing.......       505,106       0.7
Data Processing &
  Reproduction...............       688,808       1.0
Electrical & Electronics.....     3,658,815       5.4
Electronic Components &
  Instruments................     1,393,558       2.1
Energy Equipment & Service...        29,396       0.0*
Energy Sources...............     4,150,432       6.1
Financial Services...........       936,893       1.4
Food & Household Products....     1,608,120       2.4
Forest Products & Paper......       216,838       0.3
Health & Personal Care.......     5,796,649       8.5
Industrial Components........       898,458       1.3
Insurance....................     4,033,539       5.9
Leisure & Tourism............       617,614       0.9
Machinery & Engineering......     1,131,622       1.7
Merchandising................     2,794,328       4.1
Metals-Nonferrous............       376,870       0.6
Metals-Steel.................       544,499       0.8
Miscellaneous-Materials &
  Commodities................       244,026       0.4
Multi-Industry...............       880,698       1.3
Real Estate..................       915,984       1.3
Recreation & Other Consumer
  Goods......................       626,778       0.9
Telecommunications...........     8,082,083      11.9
Textile & Apparel............        25,630       0.0*
Transportation-Airlines......       407,194       0.6
Transportation-Road & Rail...       555,551       0.8
Transportation-Shipping......       471,575       0.7
U.S. Government..............     1,877,718       2.8
Utilities-Electrical & Gas...     2,668,918       3.9
Wholesale & International
  Trade......................       366,889       0.5
                                -----------     -----
                                 67,350,739      98.9
Cash and Other Assets, Less
  Liabilities................       781,086       1.1
                                -----------     -----
Net Assets...................   $68,131,825     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

EAFE INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999



ASSETS:
 Investment in securities, at value (identified
   cost $50,559,578)............................  $   67,350,739
 Cash denominated in foreign currencies
   (identified cost $24,485)....................          24,317
 Cash...........................................          88,597
 Deposit with broker for futures contracts (Note
   7)...........................................         186,114
 Receivables:
   Fund shares sold.............................         657,115
   Dividends and interest.......................         230,191
   Investment securities sold...................          31,476
   Variation margin on futures contracts........          22,711
                                                  --------------
       Total assets.............................      68,591,260
                                                  --------------
LIABILITIES:
 Payables:
   Fund shares redeemed.........................         328,485
   Investment securities purchased..............          28,504
   Custodian....................................          23,500
   MainStay Management..........................          15,422
   Transfer agent...............................           2,352
 Accrued expenses...............................          61,172
                                                  --------------
       Total liabilities........................         459,435
                                                  --------------
 Net assets.....................................  $   68,131,825
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $        5,369
   Institutional Service Class..................              44
 Additional paid-in capital.....................      46,250,280
 Accumulated distribution in excess of net
   investment income............................        (571,381)
 Accumulated undistributed net realized gain on
   investments and futures contracts............       5,621,319
 Net unrealized appreciation on investments and
   futures contracts............................      16,828,619
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies...................................          (2,425)
                                                  --------------
 Net assets.....................................  $   68,131,825
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $   67,582,389
                                                  ==============
 Shares of capital stock outstanding............       5,368,869
                                                  ==============
 Net asset value per share outstanding..........  $        12.59
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $      549,436
                                                  ==============
 Shares of capital stock outstanding............          43,906
                                                  ==============
 Net asset value per share outstanding..........  $        12.51
                                                  ==============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                       1999*             1998
                                   --------------   --------------
INVESTMENT INCOME:
 Income:
   Dividends (a).................  $    1,148,543   $    1,037,985
   Interest......................          83,034           49,176
                                   --------------   --------------
       Total income..............       1,231,577        1,087,161
                                   --------------   --------------
 Expenses:
   Management....................         561,256          562,217
   Portfolio pricing.............          66,838           74,836
   Professional..................          45,058           43,783
   Custodian.....................          41,068           60,183
   Registration..................          25,657           25,236
   Transfer agent................          23,378           27,218
   Shareholder communication.....           5,293           11,179
   Directors.....................           1,311            1,345
   Service.......................           1,136            1,208
   Miscellaneous.................           8,868            8,226
                                   --------------   --------------
       Total expenses before
        reimbursement............         779,863          815,431
   Expense reimbursement from
     Manager.....................        (223,379)        (257,925)
                                   --------------   --------------
       Net expenses..............         556,484          557,506
                                   --------------   --------------
 Net investment income...........         675,093          529,655
                                   --------------   --------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions.........       6,014,803        4,249,864
   Futures transactions..........         (83,037)         165,271
   Foreign currency
     transactions................        (679,189)            (491)
                                   --------------   --------------
 Net realized gain on investments
   and foreign currency
   transactions..................       5,252,577        4,414,644
                                   --------------   --------------
 Net change in unrealized
   appreciation on investments:
   Security transactions.........       2,333,712        6,075,674
   Futures transactions..........          44,479           10,157
   Translation of other assets
     and liabilities in foreign
     currencies..................          (4,477)          15,803
                                   --------------   --------------
 Net unrealized gain on
   investments and foreign
   currency transactions.........       2,373,714        6,101,634
                                   --------------   --------------
 Net realized and unrealized gain
   on investments and foreign
   currency transactions.........       7,626,291       10,516,278
                                   --------------   --------------
 Net increase in net assets
   resulting from operations.....  $    8,301,384   $   11,045,933
                                   ==============   ==============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $161,675 and $145,064 for 1999 and 1998 respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*             1998             1997
                                                              --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $      675,093   $      529,655   $      885,580
    Net realized gain on investments and futures
      contracts.............................................       5,931,766        4,415,135       13,669,000
    Net realized loss on foreign currency transactions......        (679,189)            (491)         (12,176)
    Net change in unrealized appreciation on investments and
      futures contracts.....................................       2,378,191        6,085,831      (11,618,701)
    Net change in unrealized appreciation (depreciation) on
      translation of other assets and liabilities in foreign
      currencies............................................          (4,477)          15,803           (7,995)
                                                              --------------   --------------   --------------
    Net increase in net assets resulting from operations....       8,301,384       11,045,933        2,915,708
                                                              --------------   --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................              --         (526,186)        (878,664)
      Institutional Service Class...........................              --           (3,469)          (6,916)
    From net realized gain on investments and foreign
      currency transactions:
      Institutional Class...................................        (291,622)      (3,871,228)     (13,337,599)
      Institutional Service Class...........................          (2,418)         (29,729)        (106,298)
    In excess of net investment income:
      Institutional Class...................................         (51,926)        (560,314)        (353,710)
      Institutional Service Class...........................            (339)          (3,666)          (1,817)
                                                              --------------   --------------   --------------
        Total dividends and distributions to shareholders...        (346,305)      (4,994,592)     (14,685,004)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      64,643,850       29,896,062       10,993,310
      Institutional Service Class...........................         107,045           86,552          140,022
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................         323,542        4,948,383       14,564,746
      Institutional Service Class...........................           2,757           36,795          115,016
                                                              --------------   --------------   --------------
                                                                  65,077,194       34,967,792       25,813,094
    Cost of shares redeemed:
      Institutional Class...................................     (70,367,464)     (30,946,559)     (47,761,439)
      Institutional Service Class...........................        (118,913)        (102,752)         (91,780)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................      (5,409,183)       3,918,481      (22,040,125)
                                                              --------------   --------------   --------------
      Net increase (decrease) in net assets.................       2,545,896        9,969,822      (33,809,421)
NET ASSETS:
  Beginning of period.......................................      65,585,929       55,616,107       89,425,528
                                                              --------------   --------------   --------------
  End of period.............................................  $   68,131,825   $   65,585,929   $   55,616,107
                                                              ==============   ==============   ==============
  Accumulated distribution in excess of net investment
    income at end of period.................................  $     (571,381)  $     (867,449)  $     (487,364)
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

  EAFE INDEX FUND
  FINANCIAL HIGHLIGHTS
  (Selected per share data and ratios)

                                                                        INSTITUTIONAL                   INSTITUTIONAL
                                                        INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                            CLASS           CLASS           CLASS           CLASS
                                                        -------------   -------------   -------------   -------------
                                                               JANUARY 1, 1999
                                                                   THROUGH                       YEAR ENDED
                                                              OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                        -----------------------------   -----------------------------
Net asset value at beginning of period................     $ 11.27         $ 11.22         $ 10.24         $ 10.20
                                                           -------         -------         -------         -------
Net investment income.................................        0.11            0.09            0.11            0.08
Net realized and unrealized gain (loss) on
  investments.........................................        1.39            1.38            1.84            1.83
Net realized and unrealized gain (loss) on foreign
  currency transactions...............................       (0.11)          (0.11)           0.00(a)         0.00(a)
                                                           -------         -------         -------         -------
Total from investment operations......................        1.39            1.36            1.95            1.91
                                                           -------         -------         -------         -------
Less dividends and distributions:
From net investment income............................          --              --           (0.11)          (0.08)
From net realized gain on investments and foreign
  currency transactions...............................       (0.06)          (0.06)          (0.72)          (0.72)
In excess of net investment income....................       (0.01)          (0.01)          (0.09)          (0.09)
                                                           -------         -------         -------         -------
Total dividends and distributions.....................       (0.07)          (0.07)          (0.92)          (0.89)
                                                           -------         -------         -------         -------
Net asset value at end of period......................     $ 12.59         $ 12.51         $ 11.27         $ 11.22
                                                           =======         =======         =======         =======
Total investment return...............................       12.31%(b)       12.08%(b)       19.15%          18.83%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................        1.14%+          0.89%+          0.90%           0.65%
  Net expenses........................................        0.94%+          1.19%+          0.94%           1.19%
  Expenses (before reimbursement).....................        1.32%+          1.57%+          1.38%           1.63%
Portfolio turnover rate...............................          19%             19%             24%             24%
Net assets at end of period (in 000's)................     $67,582         $   549         $65,087         $   499

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a)  Less than one cent per share.
(b) Total return is not annualized.
(c)  Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                      INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
          CLASS           CLASS           CLASS           CLASS           CLASS         CLASS (c)         CLASS
      -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                 YEAR ENDED DECEMBER 31
      -------------------------------------------------------------------------------------------------------------
                  1997                            1996                            1995                    1994
      -----------------------------   -----------------------------   -----------------------------   -------------
         $ 14.00         $ 13.97         $ 13.56         $ 13.51         $ 12.63         $ 12.63         $ 12.03
         -------         -------         -------         -------         -------         -------         -------
            0.22            0.19            0.16            0.12            0.13            0.14            0.10
           (0.28)          (0.29)           0.71            0.73            1.11            1.05            0.70

           (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.10)          (0.10)           0.03
         -------         -------         -------         -------         -------         -------         -------
           (0.06)          (0.10)           0.87            0.85            1.14            1.09            0.83
         -------         -------         -------         -------         -------         -------         -------

           (0.22)          (0.19)          (0.16)          (0.12)          (0.04)          (0.04)          (0.09)

           (3.39)          (3.39)          (0.25)          (0.25)          (0.14)          (0.14)          (0.14)
           (0.09)          (0.09)          (0.02)          (0.02)          (0.03)          (0.03)             --
         -------         -------         -------         -------         -------         -------         -------
           (3.70)          (3.67)          (0.43)          (0.39)          (0.21)          (0.21)          (0.23)
         -------         -------         -------         -------         -------         -------         -------
         $ 10.24         $ 10.20         $ 14.00         $ 13.97         $ 13.56         $ 13.51         $ 12.63
         =======         =======         =======         =======         =======         =======         =======
            0.40%           0.08%           6.45%           6.37%           9.03%           8.63%           6.83%

            1.04%           0.79%           1.11%           0.86%           1.01%           0.76%           0.57%
            0.94%           1.19%           0.94%           1.19%           1.03%           1.28%           1.26%
            1.26%           1.51%           1.23%           1.48%           1.24%           1.49%           1.26%
               6%              6%              4%              4%              6%              6%              7%
         $55,177         $   439         $89,029         $   396         $80,087         $   257         $72,265

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Growth Equity Fund
--------------------------------------------------------------------------------

For the ten months ended October 31, 1999,(1) the stock market was volatile, with key benchmarks rising to new highs in July and August, but dropping substantially in September and early October. They then staged strong recoveries by the end of the MainStay Institutional Growth Equity Fund's ten-month reporting period. During the reporting period, growth and value stocks as well as large- and small-cap issues alternately moved in and out of favor. Even so, technology and technology-related stocks dominated the market through much of the reporting period, providing the most substantial gains of any sector.

Ongoing inflation concerns caused interest rates to rise, with the Federal Reserve Board increasing the targeted federal funds rate in two successive 25 basis-point moves, one at the end of June and another late in August 1999. Most financial stocks, which performed well during the first calendar quarter of 1999, weakened as interest rates rose, but recovered at the end of October, when a series of remarkably tame inflation reports and healthy economic growth statistics led to a strong market upsurge. Health care stocks, which had generally languished throughout much of the reporting period, also rose in the rally at the end of October.

PERFORMANCE REVIEW

For the ten months ended October 31, 1999, the MainStay Institutional Growth Equity Fund returned 9.96% for Institutional Class shares and 9.74% for Service Class shares. Both share classes underperformed the 12.03% return of the S&P 500 Index(2) for the ten months ended October 31, 1999. Both share classes also underperformed the 16.65% return of the average Lipper(3) large-cap growth fund over the same period. The underperformance was partially due to the Fund's more defensive supermarket and health care holdings, which faced pressures throughout much of the reporting period. Some financial stocks that suffered as interest rates rose also detracted from performance.

Both of the Fund's share classes were rated four stars overall by Morningstar(4) as of October 31, 1999. Both share classes were rated four stars out of 3,272 domestic equity funds for the three-year period then ended, and Institutional Class shares were rated four stars out of 2,047 domestic equity funds for the five-year period then ended.

Technology stocks were by far the Fund's strongest performers for the ten months ended October 31, 1999, and the Fund benefited by overweighting the technology sector. Leaders included Sun Microsystems (+199%), EMC Corp. (+92%), Cisco Systems (+76%), Microsoft (+42%), Intel (+38%), and Lucent Technologies (+21%). During the second calendar quarter of 1999, the Fund sold BMC Software, a relatively recent purchase, because the company failed to meet earnings expectations. The Fund also watched Compuware closely, as Y2K concerns hampered its performance through much of the reporting period. We believe the stock has good long-term potential and continue to hold it in the Fund's portfolio. In the latter half of the reporting period, the Fund added new positions in Honeywell and Texas Instruments.

The Fund's health care stocks varied in their performance results, with pharmaceuticals, such as Merck, Schering-Plough, Elan Corp., and Pfizer facing pressures throughout much of the reporting period. The Fund sold its positions in Eli Lilly, Monsanto, drug

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.

distributor McKesson HBOC, and rehabilitative health care service provider HEALTHSOUTH during the first calendar half of 1999 and invested the proceeds in more productive securities. Elan Corp. and Pfizer showed a turnaround in the third calendar quarter of 1999 and Merck and Schering-Plough improved as the market rallied in late October 1999.

The performance of consumer stocks was also mixed over the first ten months of 1999, with Kohl's, Circuit City, and Harley-Davidson showing strong gains early in the year that tended to level off later in the reporting period. Cendant weakened in the second calendar quarter, recovered, then declined through the remainder of the reporting period. In the second calendar quarter, we trimmed the Fund's positions in defensive supermarket stocks Safeway and Kroger. In the third calendar quarter of 1999, Staples, Kohl's, and Circuit City were weak, while Dollar General, Home Depot, and Omnicom were strong. Overall, the Fund's consumer stocks contributed positively to the Fund's performance for the ten-month reporting period.

Financial stocks came under pressure in a rising rate environment, but several of the Fund's holdings provided positive returns for the ten months ended October 31, 1999. Among them were Citigroup (+84%), AIG (+42%), and Wells Fargo (+26%). In the second calendar quarter, the Fund added Firstar Corp., which had volatile performance and returned -3% through the end of the reporting period. As rates continued to rise in the third calendar quarter of 1999, we sold the Fund's position in Freddie Mac at a loss for the reporting period and trimmed holdings in Providian Financial and Associates First with mixed results.

The Fund benefited from the communications sector with MCI Worldcom (+24%), which rose on news of a proposed merger with Sprint. During the second calendar quarter the Fund purchased Motorola, which closed the Fund's reporting period on a high note. The Fund also added America Online to its portfolio in the second calendar quarter of 1999. Although the stock stalled a bit in the third calendar quarter, it rose steadily from mid-September through the end of the reporting period.

LOOKING AHEAD

As of the end of the Fund's reporting period, we believed the stock market anticipated a third rate increase by the Federal Reserve, but the impact of such a move had yet to be seen. Economic growth remained strong and inflation appeared to be under control, even if oil prices and wages were beginning to move higher. The Fund continued to favor the technology sector, which we believe is likely to benefit from continued innovation and strong demand. If and when the Federal Reserve indicates that it has finished hiking interest rates, we believe investor opinions of financial and consumer stocks could improve. With so many questions surrounding health care pricing and provider accountability, the Fund tended to favor drug companies and medical device manufacturers over hospitals and HMOs at the end of October 1999.

Whatever the economy or markets may bring, the Fund will continue to seek long-term growth of capital, with dividend income, if any, as an incidental consideration to the Fund's objective of growth of capital.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers

MacKay Shields LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                       S&P 500 INDEX                 GROWTH EQUITY FUND
                                                                       -------------                 ------------------
1/2/91                                                                        250000                             250000
03/31/91                                                                      286325                             314000
06/30/91                                                                      285666                             302500
09/30/91                                                                      300950                             367000
12/31/91                                                                      326169                             417500
03/31/92                                                                      317917                             409230
06/30/92                                                                      323958                             354367
09/30/92                                                                      334162                             368457
12/31/92                                                                      351004                             441009
03/31/93                                                                      366343                             435848
06/30/93                                                                      368138                             441567
09/30/93                                                                      377636                             479192
12/31/93                                                                      386397                             483314
03/31/94                                                                      371753                             476602
06/30/94                                                                      373314                             443374
09/30/94                                                                      391569                             486335
12/31/94                                                                      391491                             472535
03/31/95                                                                      429622                             515712
06/30/95                                                                      470651                             568216
09/30/95                                                                      508068                             635918
12/31/95                                                                      538653                             651552
03/31/96                                                                      567579                             701006
06/30/96                                                                      593063                             723486
09/30/96                                                                      611389                             769827
12/31/96                                                                      662317                             792393
03/31/97                                                                      680068                             758882
06/30/97                                                                      798875                             897613
09/30/97                                                                      858631                             988420
12/31/97                                                                      883274                             988384
03/31/98                                                                     1006491                            1132580
06/30/98                                                                     1039705                            1179998
09/30/98                                                                      936254                            1085163
12/31/98                                                                     1135676                            1388703
03/31/99                                                                     1192347                            1458802
06/30/99                                                                     1276526                            1494473
09/30/99                                                                     1196743                            1436403
10/31/99                                                                     1272497                            1527058


                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                       S&P 500 INDEX                 GROWTH EQUITY FUND
                                                                       -------------                 ------------------
1/2/91                                                                        250000                             250000
03/31/91                                                                      286325                             314000
06/30/91                                                                      285666                             302500
09/30/91                                                                      300950                             367000
12/31/91                                                                      326169                             417500
03/31/92                                                                      317917                             409230
06/30/92                                                                      323958                             354367
09/30/92                                                                      334162                             368457
12/31/92                                                                      351004                             441009
03/31/93                                                                      366343                             435848
06/30/93                                                                      368138                             441567
09/30/93                                                                      377636                             479192
12/31/93                                                                      386397                             483314
03/31/94                                                                      371753                             476602
06/30/94                                                                      373314                             443374
09/30/94                                                                      391569                             486335
12/31/94                                                                      391491                             472535
03/31/95                                                                      429622                             515367
06/30/95                                                                      470651                             567525
09/30/95                                                                      508068                             634537
12/31/95                                                                      538653                             649752
03/31/96                                                                      567579                             698484
06/30/96                                                                      593063                             720257
09/30/96                                                                      611389                             766224
12/31/96                                                                      662317                             788082
03/31/97                                                                      680068                             754225
06/30/97                                                                      798875                             891455
09/30/97                                                                      858631                             981141
12/31/97                                                                      883274                             981124
03/31/98                                                                     1006491                            1123395
06/30/98                                                                     1039705                            1169653
09/30/98                                                                      936254                            1075194
12/31/98                                                                     1135676                            1375292
03/31/99                                                                     1192347                            1443787
06/30/99                                                                     1276526                            1477827
09/30/99                                                                     1196743                            1419710
10/31/99                                                                     1272497                            1509195

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                            TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
             PERFORMANCE                AS OF OCTOBER 31, 1999           AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------

                                            Year to date        One year   Five years   Since inception
--------------------------------------------------------------------------------------------------------
Growth Equity Fund Institutional Class           9.96%            32.29%      25.63%          22.72%
Growth Equity Fund Service Class(+)              9.74             32.01       25.33           22.56
Average Lipper large-cap growth
 fund(++)                                       16.65             38.79       25.15           20.70
S&P 500 Index                                   12.03             25.67       26.02           20.61

YEAR-BY-YEAR PERFORMANCE

YEAR END DECEMBER 31
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]         TOTAL RETURN %*


                          1991         1992         1993         1994         1995         1996         1997         1998
                          ----         ----         ----         ----         ----         ----         ----         ----
                         67.00         5.63         9.59        -2.23        37.88        21.62        24.73        40.50

                       1999 AS OF
                        10/31/99
                       ----------
                          9.96

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

++ Lipper's new fund classification structure, effective September 1999, is reflected in this material.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999



COMMON STOCKS (99.3%)+
                                  SHARES         VALUE
                                --------------------------
BANKS (2.4%)
Firstar Corp..................     292,200   $    8,583,375
Wells Fargo & Co..............     354,700       16,981,262
                                             --------------
                                                 25,564,637
                                             --------------
BIOTECHNOLOGY (0.8%)
Genentech, Inc. (a)...........      60,000        8,745,000
                                             --------------
BROADCAST/MEDIA (3.6%)
AMFM Inc. (a).................     233,000       16,310,000
Clear Channel Communications,
 Inc. (a).....................     248,200       19,949,075
Fox Entertainment Group, Inc.
 (a)..........................     100,000        2,162,500
                                             --------------
                                                 38,421,575
                                             --------------
COMMUNICATIONS--EQUIPMENT (8.1%)
Cisco Systems, Inc. (a).......     569,750       42,161,500
JDS Uniphase Corp. (a)........      35,500        5,924,062
Lucent Technologies Inc.......     614,800       39,500,900
                                             --------------
                                                 87,586,462
                                             --------------
COMPUTER SOFTWARE & SERVICES (8.3%)
America Online, Inc. (a)......      82,500       10,699,219
Compuware Corp. (a)...........     657,100       18,275,593
Microsoft Corp. (a)...........     400,000       37,025,000
Oracle Corp. (a)..............     482,037       22,926,885
                                             --------------
                                                 88,926,697
                                             --------------
COMPUTER SYSTEMS (7.6%)
EMC Corp. (a).................     545,000       39,785,000
Sun Microsystems, Inc. (a)....     401,800       42,515,463
                                             --------------
                                                 82,300,463
                                             --------------
ELECTRIC POWER COMPANIES (1.0%)
AES Corp. (The) (a)...........     188,000       10,610,250
                                             --------------
ELECTRICAL EQUIPMENT (1.1%)
Honeywell Inc.................     110,800       11,682,475
                                             --------------
ELECTRONICS--SEMICONDUCTORS (5.2%)
Intel Corp....................     312,400       24,191,475
Motorola, Inc.................     167,000       16,272,063
Texas Instruments Inc.........     173,000       15,526,750
                                             --------------
                                                 55,990,288
                                             --------------
ENTERTAINMENT (1.7%)
Time Warner Inc...............     262,000       18,258,125
                                             --------------
FINANCIAL--MISCELLANEOUS (3.7%)
Associates First Capital Corp.
 Class A......................     301,900       11,019,350
Citigroup Inc.................     534,895       28,951,192
                                             --------------
                                                 39,970,542
                                             --------------
FOOD & HEALTH CARE DISTRIBUTORS (1.1%)
Cardinal Health, Inc..........     288,050       12,422,156
                                             --------------

                                  SHARES         VALUE
                                --------------------------

HEALTH CARE--DRUGS (6.3%)
Elan Corp. PLC ADR (a) (b)....     362,500   $    9,334,375
Merck & Co., Inc..............     195,200       15,530,600
Pfizer Inc....................     434,400       17,158,800
Schering-Plough Corp..........     525,800       26,027,100
                                             --------------
                                                 68,050,875
                                             --------------
HEALTH CARE--MEDICAL PRODUCTS (4.6%)
Guidant Corp. (a).............     490,800       24,233,250
Medtronic, Inc................     747,200       25,871,800
                                             --------------
                                                 50,105,050
                                             --------------
HEALTH CARE--MISCELLANEOUS (2.8%)
Johnson & Johnson.............     283,104       29,655,144
                                             --------------
HOTEL/MOTEL (1.4%)
Carnival Corp.................     337,700       15,027,650
                                             --------------
HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co..........     402,000       24,321,000
                                             --------------
INSURANCE (2.8%)
American International Group,
 Inc..........................     293,062       30,167,070
                                             --------------
LEISURE TIME (2.3%)
Harley-Davidson, Inc..........     413,000       24,496,063
                                             --------------
MANUFACTURING--DIVERSIFIED (4.4%)
Corning Inc...................     229,000       18,005,125
Tyco International Ltd........     738,600       29,497,838
                                             --------------
                                                 47,502,963
                                             --------------
PERSONAL LOANS (2.0%)
Providian Financial Corp......     195,550       21,314,950
                                             --------------
RETAIL (16.5%)
Bed Bath & Beyond Inc. (a)....     409,400       13,638,137
Circuit City Stores-Circuit
 City Group...................     476,400       20,336,325
CVS Corp......................     289,400       12,570,812
Dollar General Corp...........     469,370       12,379,634
Home Depot, Inc. (The)........     458,900       34,646,950
Kohl's Corp. (a)..............     380,000       28,428,750
Kroger Co. (The) (a)..........     806,200       16,779,037
Nordstrom, Inc................     277,200        6,912,675
Safeway Inc. (a)..............     385,100       13,598,844
Staples, Inc. (a).............     831,000       18,437,813
                                             --------------
                                                177,728,977
                                             --------------
SPECIALIZED SERVICES (3.9%)
Cendant Corp. (a).............     591,910        9,766,515
IMS Health Inc................     514,600       14,923,400
Omnicom Group Inc.............     193,300       17,010,400
                                             --------------
                                                 41,700,315
                                             --------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999


COMMON STOCKS (CONTINUED)
                                  SHARES         VALUE
                                --------------------------
TELECOMMUNICATIONS--LONG DISTANCE (3.3%)
MCI WorldCom, Inc. (a)........     409,088   $   35,104,864
                                             --------------
TELEPHONE (2.1%)
ALLTEL Corp...................     272,500       22,685,625
                                             --------------
Total Common Stocks (Cost
 $540,255,499)................                1,068,339,216
                                             --------------
SHORT-TERM INVESTMENT (0.5%)
                                PRINCIPAL
                                  AMOUNT
                                ----------
COMMERCIAL PAPER (0.5%)
Merrill Lynch & Co., Inc.
 5.32%, due 11/8/99...........  $5,105,000        5,099,717
                                             --------------
Total Short-Term Investment
 (Cost $5,099,717)............                    5,099,717
                                             --------------
Total Investments
 (Cost $545,355,216) (c)......        99.8%   1,073,438,933(d)
Cash and Other Assets,
 Less Liabilities.............         0.2        2,303,826
                                ----------   --------------
Net Assets....................       100.0%  $1,075,742,759
                                ==========   ==============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At October 31, 1999, net unrealized appreciation was $528,083,717 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $539,299,732 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,216,015.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

GROWTH EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999



ASSETS:
 Investment in securities, at value (identified
   cost $545,355,216)...........................  $1,073,438,933
 Cash...........................................           2,245
 Receivables:
   Investment securities sold...................       8,823,103
   Dividends....................................         209,410
   Fund shares sold.............................          14,283
                                                  --------------
       Total assets.............................   1,082,487,974
                                                  --------------
LIABILITIES:
 Payables:
   Investment securities purchased..............       3,670,143
   Fund shares redeemed.........................       2,117,711
   MainStay Management..........................         740,788
   Transfer agent...............................          40,928
   Custodian....................................          32,558
 Accrued expenses...............................         143,087
                                                  --------------
       Total liabilities........................       6,745,215
                                                  --------------
 Net assets.....................................  $1,075,742,759
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $       28,796
   Institutional Service Class..................             722
 Additional paid-in capital.....................     447,451,845
 Accumulated undistributed net realized gain on
   investments..................................     100,177,679
 Net unrealized appreciation on investments.....     528,083,717
                                                  --------------
 Net assets.....................................  $1,075,742,759
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $1,049,756,148
                                                  ==============
 Shares of capital stock outstanding............      28,796,030
                                                  ==============
 Net asset value per share outstanding..........  $        36.45
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $   25,986,611
                                                  ==============
 Shares of capital stock outstanding............         722,100
                                                  ==============
 Net asset value per share outstanding..........  $        35.99
                                                  ==============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                       1999*             1998
                                   --------------   --------------
INVESTMENT INCOME:
 Income:
   Dividends (a).................  $    3,138,017   $    4,019,977
   Interest......................         661,429        1,142,273
                                   --------------   --------------
       Total income..............       3,799,446        5,162,250
                                   --------------   --------------
 Expenses:
   Management....................       7,314,578        6,963,032
   Transfer agent................         407,686          316,855
   Professional..................          95,629          110,624
   Shareholder communication.....          78,552          128,545
   Custodian.....................          66,933           75,784
   Service.......................          40,165           31,342
   Registration..................          22,545           45,413
   Directors.....................          18,843           19,761
   Miscellaneous.................          33,937           42,847
                                   --------------   --------------
       Total expenses............       8,078,868        7,734,203
                                   --------------   --------------
 Net investment loss.............      (4,279,422)      (2,571,953)
                                   --------------   --------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on
   investments...................     100,178,405       62,407,353
 Net change in unrealized
   appreciation on investments...       2,256,265      227,097,694
                                   --------------   --------------
 Net realized and unrealized gain
   on investments................     102,434,670      289,505,047
                                   --------------   --------------
 Net increase in net assets
   resulting from operations.....  $   98,155,248   $  286,933,094
                                   ==============   ==============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $3,124 for 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*             1998             1997
                                                              --------------   --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $   (4,279,422)  $   (2,571,953)  $   (2,035,692)
    Net realized gain on investments........................     100,178,405       62,407,353       58,052,272
    Net change in unrealized appreciation on investments....       2,256,265      227,097,694       84,067,993
                                                              --------------   --------------   --------------
    Net increase in net assets resulting from operations....      98,155,248      286,933,094      140,084,573
                                                              --------------   --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      Institutional Class...................................      (9,645,711)     (60,369,694)     (49,601,396)
      Institutional Service Class...........................        (241,486)        (994,776)        (761,884)
                                                              --------------   --------------   --------------
        Total distributions to shareholders.................      (9,887,197)     (61,364,470)     (50,363,280)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     181,040,640      135,442,134      191,569,771
      Institutional Service Class...........................      12,746,881        3,436,490        3,838,239
    Net asset value of shares issued to shareholders in
      reinvestment of distributions:
      Institutional Class...................................       9,645,054       60,366,383       49,596,146
      Institutional Service Class...........................         227,218          900,466          691,022
                                                              --------------   --------------   --------------
                                                                 203,659,793      200,145,473      245,695,178
    Cost of shares redeemed:
      Institutional Class...................................    (202,660,461)    (142,993,936)    (170,865,746)
      Institutional Service Class...........................      (4,349,099)      (2,633,729)      (1,866,670)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................      (3,349,767)      54,517,808       72,962,762
                                                              --------------   --------------   --------------
      Net increase in net assets............................      84,918,284      280,086,432      162,684,055
NET ASSETS:
  Beginning of period.......................................     990,824,475      710,738,043      548,053,988
                                                              --------------   --------------   --------------
  End of period.............................................  $1,075,742,759   $  990,824,475   $  710,738,043
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

  GROWTH EQUITY FUND
  FINANCIAL HIGHLIGHTS
  (Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................   $    33.48      $    33.13      $    25.43      $    25.24
                                                          ----------      ----------      ----------      ----------
Net investment income (loss)...........................        (0.14)(a)       (0.21)(a)       (0.09)(a)       (0.16)(a)
Net realized and unrealized gain (loss) on
  investments..........................................         3.45            3.41           10.35           10.26
                                                          ----------      ----------      ----------      ----------
Total from investment operations.......................         3.31            3.20           10.26           10.10
                                                          ----------      ----------      ----------      ----------
Less dividends and distributions:
From net investment income.............................           --              --              --              --
From net realized gain on investments..................        (0.34)          (0.34)          (2.21)          (2.21)
In excess of net investment income.....................           --              --              --              --
In excess of net realized gain on investments..........           --              --              --              --
                                                          ----------      ----------      ----------      ----------
Total dividends and distributions......................        (0.34)          (0.34)          (2.21)          (2.21)
                                                          ----------      ----------      ----------      ----------
Net asset value at end of period.......................   $    36.45      $    35.99      $    33.48      $    33.13
                                                          ==========      ==========      ==========      ==========
Total investment return................................         9.96%(c)        9.74%(c)       40.50%          40.18%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss).........................        (0.49%)+        (0.74%)+        (0.31%)         (0.56%)
  Net expenses.........................................         0.93%+          1.18%+          0.94%           1.19%
Portfolio turnover rate................................           27%             27%             29%             29%
Net assets at end of period (in 000's).................   $1,049,756      $   25,987      $  975,010      $   15,814

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS(d)       CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $    21.99      $    21.88      $    18.84      $    18.80      $    13.68      $    13.68      $    14.40
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.08)(a)       (0.14)(a)       (0.06)(a)       (0.11)(a)        0.02           (0.01)           0.01
            5.45            5.43            4.14            4.12            5.16            5.14           (0.33)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            5.37            5.29            4.08            4.01            5.18            5.13           (0.32)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------

              --              --              --              --           (0.02)          (0.01)          (0.01)
           (1.93)          (1.93)          (0.93)          (0.93)             --              --           (0.39)
              --              --              --              --           (0.00)(b)       (0.00)(b)          --
              --              --              --              --           (0.00)(b)       (0.00)(b)       (0.00)(b)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (1.93)          (1.93)          (0.93)          (0.93)          (0.02)          (0.01)          (0.40)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $    25.43      $    25.24      $    21.99      $    21.88      $    18.84      $    18.80      $    13.68
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
           24.73%          24.50%          21.62%          21.29%          37.88%          37.50%          (2.23%)

           (0.31%)         (0.56%)         (0.27%)         (0.52%)          0.12%          (0.13%)          0.04%
            0.93%           1.18%           0.92%           1.17%           0.93%           1.18%           0.92%
              36%             36%             22%             22%             33%             33%             37%
      $  700,070      $   10,668      $  541,212      $    6,842      $  412,129      $    2,729      $  284,388

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Indexed Equity Fund
--------------------------------------------------------------------------------

Strong earnings growth and subdued inflation propelled the stock market higher during the ten months ended October 31, 1999,(1) providing investors seeking to track the S&P 500 Index(2) with another round of double-digit returns. Growth and value stocks alternately came in and out of favor, underscoring the potential merits of diversifying across both investment disciplines.

Action by the Federal Reserve Board had a major influence on stock market performance. Concerned that rapid economic growth might trigger higher inflation, the Federal Reserve increased the targeted federal funds rate twice--once at end of June and again in August 1999. The moves tended to dampen investor enthusiasm and caused the stock market to give back some of its earlier gains. In October 1999, however, the stock market again rallied on signals that neither the economy nor inflation was overheating. With a 5% rise in less than two days at the end of October, the MainStay Institutional Indexed Equity Fund's reporting period ended on a positive note.

POSITIVE FUND PERFORMANCE

For the ten months ended October 31, 1999, the MainStay Institutional Indexed Equity Fund returned 11.80% for Institutional Class shares and 11.60% for Service Class shares. Both share classes outperformed the 11.40% return of the average Lipper(3) S&P 500 fund over the same period, largely as a result of the way changes in the S&P 500 Index were handled by the Fund. Although both share classes trailed the 12.03% return of the S&P 500 Index for the ten-month period ended October 31, 1999, investors should anticipate a slight lag, since the Fund incurs real-world expenses that a hypothetical investment in an index does not.

Both of the Fund's share classes were rated five stars overall by Morningstar(4) as of October 31, 1999. Both share classes were rated five stars out of 3,272 domestic equity funds for the three-year period then ended, and Institutional Class shares were rated five stars out of 2,047 domestic equity funds for the five-year period then ended.

During the ten-month reporting period, the top-performing industry groups included miscellaneous (+65.29%), electronics--semicon-ductors (+56.54%), metals--mining (+55.85%), communications--equipment manufacturers (+49.95%), and broadcast/media (+48.64%). Because of their heavier weightings in the S&P 500 Index, technology and financial companies tended to have a greater impact on S&P 500 Index performance, even when returns were somewhat lower. Communications--equipment manufacturers (+49.95%), which accounted for 6.61% of the S&P 500 Index as of October 31, 1999, had the greatest impact on the S&P 500 Index's performance during the reporting period. Computer software and services (+36.98%) was next with an 8.02% weighting, followed by electronics--semiconductors (+56.54%) with a 4.53% weighting, electrical equipment (+30.73%) with a 4.53% weighting, and financial--miscellaneous (+24.96%) with an S&P 500 Index weighting of 4.58% as of October 31, 1999. Since the S&P 500 is a capitalization-weighted index, as companies in these sectors outperformed over the ten-month period, their weightings and general impact on the Index also increased.

Top-performing companies in the S&P 500 Index for the ten-month reporting period included QUALCOMM (+759.83%), Nextel (+264.81%), Sprint (+258.65%), LSI Logic (+229.84%), and Tandy (+205.61%). Mea-

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Monitor Capital Advisors LLC. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the MainStay Institutional Indexed Equity Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.

--------------------------------------------------------------------------------

sured in terms of overall impact, the top contributor to the performance of the S&P 500 was Microsoft (+33.48%) with an S&P 500 Index weighting of 4.13% as of October 31, 1999. GE (+32.82%) was next with a 3.93% weighting, followed by Cisco Systems (+59.46%) weighted at 2.08%, Citigroup (+64.02%) weighted at 1.65%, and Wal-Mart (+39.22%) weighted at 2.24% of the S&P 500 Index as of October 31, 1999.

DECLINING SECTORS AND STOCKS

Despite a general rise in the S&P 500 Index over the ten months ended October 31, 1999, not all sectors and stocks provided positive returns. The tobacco industry (-50.25%) continued to face problems due to ongoing litigation, and with a 0.60% weighting as of October 31, 1999, had the greatest negative impact (-0.74%) of any industry in the S&P 500 Index and the Fund. Beverages (-13.68%), retail stores--food (-38.02%), electric power companies (-13.36%), and distributors (-44.53%) also had an adverse effect on S&P 500 Index performance and Fund results. Due to differences in their S&P 500 Index weightings, each of these industries had approximately a -0.3% impact on the total return of the S&P 500 Index.

The worst-performing stocks during the reporting period were Rite Aid (-82.35%), Service Corp. International (-74.88%), McKesson HBOC (-74.62%), and HEALTHSOUTH (-62.75%). Stocks with higher weightings had a greater negative impact on the performance of the S&P 500 Index, even though their absolute returns were not as low. The stock with the greatest negative impact on the S&P 500 Index and the Fund was Philip Morris (-52.92%) accounting for 0.56% of the S&P 500 Index at the end of the reporting period. Compaq (-54.69%) was next with a 0.29% weighting, followed by Eli Lilly (-22.50%) with a 0.67% weighting, Xerox (-52.54%) with a 0.16% weighting, and First Union (-29.80%), which accounted for 0.37% of the S&P 500 Index as of October 31, 1999. Together, these five stocks had approximately a -1.7% impact on the total return of the S&P 500 Index.

EFFICIENT FUND MANAGEMENT

The Fund's performance benefited from the way its portfolio managers handled changes in the S&P 500 Index. Due to corporate actions, such as mergers, spin-offs, acquisitions, and the like, the list of companies included in the S&P 500 Index changes over time. The prices of stocks being added to the Index (or deleted from it) often become very volatile in the days surrounding such changes. The exact timing of purchases (or sales) of these positions may affect how the Fund will perform relative to the S&P 500 Index. During the reporting period, the timing of such transactions by the Fund's portfolio managers tended, on average, to have a favorable impact on the Fund's performance relative to the S&P 500 Index.

LOOKING AHEAD

With corporate earnings generally still healthy and the global economy in a period of relative stability, inflation appears to be the big unknown in the months ahead. On the one hand, signs of inflation are everywhere. Oil prices have risen, various measures of economic activity are high, labor costs are rising, the dollar is weakening, and many Asian economies are recovering from several difficult years. On the other hand, the Federal Reserve Board has already acted with visible effect. Debt yields are up, real estate construction is slowing, consumer confidence is faltering, and the debate over whether companies can continue to contain prices through productivity increases continues to rage. While the jury is still out on how much inflation may lie ahead, we believe that both inflation and investor perceptions regarding it are likely to materially impact stock market performance.

Whatever happens in the economy or the markets, the Fund will continue to seek to provide investment results that correspond to the total-return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
Monitor Capital Advisors LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                                                               INDEXED
                                                                       S&P 500 INDEX                           EQUITY FUND
                                                                       -------------                           -----------
01/02/91                                                                      250000                             250000
03/31/91                                                                      286325                             286000
06/30/91                                                                      285666                             284750
09/30/91                                                                      300950                             299750
12/31/91                                                                      326169                             324500
03/31/92                                                                      317917                             316137
06/30/92                                                                      323958                             321805
09/30/92                                                                      334162                             331596
12/31/92                                                                      351004                             347828
03/31/93                                                                      366343                             362360
06/30/93                                                                      368138                             363424
09/30/93                                                                      377636                             372197
12/31/93                                                                      386397                             380544
03/31/94                                                                      371753                             365443
06/30/94                                                                      373314                             366541
09/30/94                                                                      391569                             384113
12/31/94                                                                      391491                             383975
03/31/95                                                                      429622                             421152
06/30/95                                                                      470651                             460599
09/30/95                                                                      508068                             496357
12/31/95                                                                      538653                             525597
03/31/96                                                                      567579                             553617
06/30/96                                                                      593063                             577803
09/30/96                                                                      611389                             594910
12/31/96                                                                      662317                             644201
03/31/97                                                                      680068                             661033
06/30/97                                                                      798875                             776102
09/30/97                                                                      858631                             833024
12/31/97                                                                      883274                             856036
03/31/98                                                                     1006491                             974710
06/30/98                                                                     1039705                            1006356
09/30/98                                                                      936254                             906353
12/31/98                                                                     1135676                            1101022
03/31/99                                                                     1192347                            1154441
06/30/99                                                                     1276526                            1234899
09/30/99                                                                     1196743                            1157079
10/31/99                                                                     1272497                            1230908

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                                               INDEXED
                                                                       S&P 500 INDEX                           EQUITY FUND
                                                                       -------------                           -----------
1/2/91                                                                        250000                             250000
03/31/91                                                                      286325                             286000
06/30/91                                                                      285666                             284750
09/30/91                                                                      300950                             299750
12/31/91                                                                      326169                             324500
03/31/92                                                                      317917                             316137
06/30/92                                                                      323958                             321805
09/30/92                                                                      334162                             331596
12/31/92                                                                      351004                             347828
03/31/93                                                                      366343                             362360
06/30/93                                                                      368138                             363424
09/30/93                                                                      377636                             372197
12/31/93                                                                      386397                             380544
03/31/94                                                                      371753                             365443
06/30/94                                                                      373314                             366541
09/30/94                                                                      391569                             384113
12/31/94                                                                      391491                             383975
03/31/95                                                                      429622                             421152
06/30/95                                                                      470651                             460315
09/30/95                                                                      508068                             496074
12/31/95                                                                      538653                             524887
03/31/96                                                                      567579                             552591
06/30/96                                                                      593063                             576168
09/30/96                                                                      611389                             592672
12/31/96                                                                      662317                             641470
03/31/97                                                                      680068                             657652
06/30/97                                                                      798875                             771841
09/30/97                                                                      858631                             828019
12/31/97                                                                      883274                             850611
03/31/98                                                                     1006491                             967535
06/30/98                                                                     1039705                             998105
09/30/98                                                                       93254                             898515
12/31/98                                                                     1135676                            1090912
03/31/99                                                                     1192347                            1142927
06/30/99                                                                     1276526                            1222247
09/30/99                                                                     1196743                            1144566
10/31/99                                                                     1272497                            1217296

                                             TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
              PERFORMANCE                AS OF OCTOBER 31, 1999           AS OF OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------
                                         YEAR TO DATE             ONE YEAR   FIVE YEARS   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
Indexed Equity Fund Institutional Class          11.80%            25.63%      25.68%          19.76%
Indexed Equity Fund Service Class(+)             11.60             25.32       25.40           19.61
Average Lipper S&P 500 fund(++)                  11.40             24.93       25.44           20.09
S&P 500 Index                                    12.03             25.67       26.02           20.61

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                         TOTAL RETURN %*
                                                                     YEAR ENDED
                          1991         1992         1993         1994         1995         1996         1997         1998
                          ----         ----         ----         ----         ----         ----         ----         ----
                         29.80%        7.19%        9.41%        0.90%       36.88%       22.57%       32.88%        28.62%

                          TEN MONTHS
                            ENDED
                       OCTOBER 31, 1999
                       ----------------
                         11.80%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

Index funds seek to match their respective indices, unlike other funds which generally seek to beat an index or indices.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

++ Lipper's new fund classification structure, effective September 1999, is reflected in this material.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

COMMON STOCKS (99.7%)+
                                SHARES         VALUE
                              ----------------------------
AEROSPACE/DEFENSE (1.0%)
Boeing Co. (The)............     144,331   $    6,648,247
General Dynamics Corp.......      29,919        1,658,634
Goodrich (B.F.) Co. (The)...      16,564          392,360
Lockheed Martin Corp........      59,518        1,190,360
Northrop Grumman Corp.......      10,373          569,218
Raytheon Co. Class B........      50,768        1,478,618
Rockwell International
 Corp.......................      28,724        1,391,319
United Technologies Corp....      72,725        4,399,863
                                           --------------
                                               17,728,619
                                           --------------
AIRLINES (0.2%)
AMR Corp. (a)...............      23,158        1,470,533
Delta Air Lines, Inc........      21,190        1,153,531
Southwest Airlines Co.......      75,925        1,276,489
US Airways Group, Inc.
 (a)........................      11,127          311,556
                                           --------------
                                                4,212,109
                                           --------------
ALUMINUM (0.3%)
Alcan Aluminum Ltd..........      34,135        1,124,322
Alcoa Inc...................      55,357        3,362,938
Reynolds Metals Co..........       9,646          582,980
                                           --------------
                                                5,070,240
                                           --------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co.....      11,423          192,049
Delphi Automotive Systems
 Corp.......................      84,921        1,395,889
Genuine Parts Co............      26,975          703,036
Goodyear Tire & Rubber Co.
 (The)......................      23,534          972,249
                                           --------------
                                                3,263,223
                                           --------------
AUTOMOBILES (1.0%)
Ford Motor Co...............     182,678       10,024,455
General Motors Corp.........      97,815        6,871,504
                                           --------------
                                               16,895,959
                                           --------------
BANKS--MAJOR REGIONAL (4.2%)
AmSouth Bancorp.............      59,142        1,522,907
Bank of New York Co., Inc.
 (The)......................     110,527        4,628,318
Bank One Corp...............     178,252        6,695,591
BB&T Corp...................      47,503        1,727,922
Comerica Inc................      23,641        1,405,162
Fifth Third Bancorp.........      40,524        2,991,178
Firstar Corp................     147,627        4,336,543
Fleet Boston Corp...........     139,086        6,067,627
Huntington Bancshares Inc...      34,847        1,032,342
KeyCorp.....................      67,641        1,889,720
Mellon Financial Corp.......      78,505        2,899,778
National City Corp..........      94,848        2,798,016
Northern Trust Corp.........      16,900        1,631,906
PNC Bank Corp...............      45,792        2,730,348
Regions Financial Corp......      33,745        1,014,459
Republic New York Corp......      15,930        1,006,577

                                SHARES         VALUE
                              ----------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
SouthTrust Corp.............      25,213   $    1,008,520
State Street Corp...........      24,249        1,845,955
Summit Bancorp..............      25,884          896,233
SunTrust Banks, Inc.........      48,425        3,544,105
Synovus Financial Corp......      40,912          877,051
Union Planters Corp.........      21,488          956,216
U.S. Bancorp................     109,608        4,062,347
Wachovia Corp...............      30,578        2,637,353
Wells Fargo Co..............     249,239       11,932,317
                                           --------------
                                               72,138,491
                                           --------------
BANKS--MONEY CENTER (2.2%)
Bank of America Corp........     259,872       16,729,260
Chase Manhattan Corp.
 (The)......................     125,103       10,930,875
First Union Corp............     145,987        6,231,820
Morgan (J.P.) & Co., Inc....      26,740        3,499,598
                                           --------------
                                               37,391,553
                                           --------------
BANKS--SAVINGS & LOANS (0.2%)
Golden West Financial
 Corp.......................       8,422          941,159
Washington Mutual, Inc......      87,017        3,127,173
                                           --------------
                                                4,068,332
                                           --------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos., Inc....      70,223        5,042,889
Brown-Forman Corp.
 Class B....................      10,335          697,612
Coors (Adolph) Co.
 Class B....................       5,597          310,634
                                           --------------
                                                6,051,135
                                           --------------
BEVERAGES--SOFT DRINKS (1.8%)
Coca-Cola Co. (The) (c).....     371,694       21,929,946
Coca-Cola Enterprises
 Inc........................      64,098        1,638,505
PepsiCo, Inc................     219,633        7,618,520
                                           --------------
                                               31,186,971
                                           --------------
BROADCAST/MEDIA (1.2%)
CBS Corp. (a)...............     107,064        5,226,062
Clear Channel
 Communications, Inc. (a)...      50,186        4,033,700
Comcast Corp. Special Class
 A..........................     111,683        4,704,646
MediaOne Group Inc. (a).....      91,439        6,497,884
                                           --------------
                                               20,462,292
                                           --------------
BUILDING MATERIALS (0.2%)
Masco Corp..................      66,687        2,033,954
Owens Corning...............       8,282          169,781
Sherwin-Williams Co.
 (The)......................      25,646          573,829
Vulcan Materials Co.........      15,200          627,950
                                           --------------
                                                3,405,514
                                           --------------

----------------
 + Percentages indicated are based on Fund net assets

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc........................      34,697   $      954,167
Dow Chemical Co. (The)......      33,173        3,922,707
Du Pont (E.I.) De Nemours &
 Co.........................     156,735       10,099,612
Eastman Chemical Co.........      11,732          452,415
Hercules Inc................      15,249          366,929
Monsanto Co.................      95,281        3,668,319
Praxair, Inc................      23,798        1,112,556
Rohm & Haas Co..............      31,938        1,221,629
Union Carbide Corp..........      19,976        1,218,536
                                           --------------
                                               23,016,870
                                           --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp.........      17,152        1,072,000
Engelhard Corp..............      18,810          331,526
FMC Corp. (a)...............       4,833          196,643
PPG Industries, Inc.........      26,268        1,592,498
                                           --------------
                                                3,192,667
                                           --------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a)......      10,444          156,007
Great Lakes Chemical Corp...       8,755          310,803
Sigma-Aldrich Corp..........      15,243          434,425
                                           --------------
                                                  901,235
                                           --------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (5.6%)
ADC Telecommunications, Inc.
 (a)........................      22,500        1,072,969
Andrew Corp. (a)............      12,447          160,255
Cabletron Systems, Inc.
 (a)........................      27,782          460,139
Cisco Systems, Inc. (a).....     489,854       36,249,196
Comverse Technology, Inc.
 (a)........................      10,600        1,203,100
General Instrument Corp.
 (a)........................      26,082        1,403,538
Lucent Technologies Inc.....     461,280       29,637,240
Network Appliance, Inc.
 (a)........................      11,034          816,516
Nortel Networks Corp........     200,072       12,391,960
QUALCOMM, Inc. (a)..........      24,100        5,368,275
Scientific-Atlanta, Inc.....      11,237          643,318
Tellabs, Inc. (a)...........      59,090        3,737,442
3Com Corp. (a)..............      54,606        1,583,574
                                           --------------
                                               94,727,522
                                           --------------
COMPUTER SOFTWARE & SERVICES (7.7%)
Adobe Systems Inc...........      18,234        1,275,240
America Online Inc. (a).....     166,487       21,591,283
Autodesk, Inc...............       8,901          166,894
Automatic Data Processing,
 Inc........................      93,279        4,494,882
BMC Software, Inc. (a)......      35,678        2,290,082
Ceridian Corp. (a)..........      21,788          477,974
Computer Associates
 International, Inc.........      80,929        4,572,488
Computer Sciences Corp.
 (a)........................      24,022        1,650,011
Compuware Corp. (a).........      55,450        1,542,203

                                SHARES         VALUE
                              ----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Electronic Data Systems
 Corp.......................      74,214   $    4,341,519
Equifax Inc.................      21,756          587,412
First Data Corp.............      65,149        2,976,495
Microsoft Corp. (a)(c)......     769,041       71,184,358
Novell, Inc. (a)............      50,752        1,018,212
Oracle Corp. (a)............     217,146       10,328,007
Parametric Technology Corp.
 (a)........................      40,843          778,570
Paychex, Inc................      37,102        1,460,891
PeopleSoft, Inc. (a)........      36,316          544,740
Shared Medical Systems
 Corp.......................       3,974          150,018
                                           --------------
                                              131,431,279
                                           --------------
COMPUTER SYSTEMS (5.3%)
Apple Computer, Inc. (a)....      23,968        1,920,436
Compaq Computer Corp........     256,439        4,872,341
Dell Computer Corp. (a).....     382,616       15,352,467
EMC Corp. (a)...............     152,727       11,149,071
Gateway Inc. (a)............      47,286        3,123,831
Hewlett-Packard Co..........     147,448       10,920,368
International Business
 Machines Corp..............     272,120       26,769,805
Lexmark International Group,
 Inc. (a)...................      19,400        1,514,412
Seagate Technology, Inc.
 (a)........................      33,557          987,834
Silicon Graphics, Inc.
 (a)........................      28,473          220,666
Sun Microsystems, Inc.
 (a)........................     116,764       12,355,091
Unisys Corp. (a)............      45,995        1,115,379
                                           --------------
                                               90,301,701
                                           --------------
CONGLOMERATES (0.1%)
Tenneco Inc.................      25,718          411,488
Textron Inc.................      22,742        1,755,398
                                           --------------
                                                2,166,886
                                           --------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp...................       4,691          189,106
Crown Cork & Seal Co.,
 Inc........................      18,489          442,580
Owens-Illinois, Inc. (a)....      23,568          564,159
                                           --------------
                                                1,195,845
                                           --------------
CONTAINERS--PAPER (0.0%) (b)
Bemis Co., Inc..............       7,941          277,439
Temple-Inland Inc...........       8,366          486,274
                                           --------------
                                                  763,713
                                           --------------
COSMETICS/PERSONAL CARE (0.5%)
Alberto-Culver Co. Class
 B..........................       8,486          199,951
Avon Products, Inc..........      39,463        1,272,682
Gillette Co. (The)..........     162,197        5,869,504
International Flavors &
 Fragrances Inc.............      16,021          612,803
                                           --------------
                                                7,954,940
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
ELECTRIC POWER COMPANIES (1.9%)
Ameren Corp.................      20,772   $      785,441
American Electric Power Co.,
 Inc........................      29,122        1,004,709
Carolina Power & Light Co...      24,054          829,863
Central & South West Corp...      32,083          711,842
Cinergy Corp................      23,977          677,350
CMS Energy Corp.............      17,729          653,757
Consolidated Edison, Inc....      34,188        1,305,554
Constellation Energy Group..      22,516          690,960
Dominion Resources, Inc.....      28,975        1,394,422
DTE Energy Co...............      21,865          725,645
Duke Energy Corp............      54,820        3,097,330
Edison International........      52,372        1,551,521
Entergy Corp................      37,269        1,115,741
FirstEnergy Corp............      35,364          921,675
Florida Progress Corp.......      14,674          672,253
FPL Group, Inc..............      27,172        1,367,091
GPU, Inc....................      18,990          644,473
New Century Energies Inc....      17,215          560,563
Niagara Mohawk Holdings Inc.
 (a)........................      28,192          447,548
Northern States Power Co....      23,077          496,156
PacifiCorp..................      44,831          924,639
PECO Energy Co..............      28,890        1,103,237
PG&E Corp...................      57,894        1,327,944
Pinnacle West Capital
 Corp.......................      12,800          472,000
PP&L Resources, Inc.........      23,778          643,492
Public Service Enterprise
 Group Inc..................      33,140        1,311,101
Reliant Energy, Inc.........      44,617        1,215,813
Southern Co. (The)..........     105,079        2,791,161
Texas Utilities Co..........      42,314        1,639,667
Unicom Corp.................      32,746        1,254,581
                                           --------------
                                               32,337,529
                                           --------------
ELECTRICAL EQUIPMENT (4.6%)
Cooper Industries, Inc......      14,270          614,502
Emerson Electric Co.........      65,624        3,941,542
General Electric Co. (c)....     495,162       67,125,399
Grainger (W.W.), Inc........      14,066          596,047
Honeywell Inc...............      18,986        2,001,836
Solectron Corp. (a).........      40,516        3,048,829
Thomas & Betts Corp.........       8,607          386,239
                                           --------------
                                               77,714,394
                                           --------------
ELECTRONICS--DEFENSE (0.0%) (b)
PerkinElmer, Inc............       6,889          281,157
                                           --------------
ELECTRONICS--INSTRUMENTATION (0.1%)
PE Corp.--PE Biosystems
 Group......................      15,428        1,000,891
Tektronix, Inc..............       7,106          239,828
                                           --------------
                                                1,240,719
                                           --------------

                                SHARES         VALUE
                              ----------------------------
ELECTRONICS--SEMICONDUCTORS (4.2%)
Adaptec, Inc. (a)...........      15,200   $      684,000
Advanced Micro Devices, Inc.
 (a)........................      22,190          439,639
Analog Devices, Inc. (a)....      25,900        1,375,938
Applied Materials, Inc.
 (a)........................      56,306        5,056,983
Intel Corp..................     498,374       38,592,837
KLA-Tencor Corp. (a)........      13,353        1,057,391
LSI Logic Corp. (a).........      21,573        1,147,414
Micron Technology, Inc.
 (a)........................      37,630        2,683,489
Motorola, Inc...............      91,006        8,867,397
National Semiconductor Corp.
 (a)........................      25,337          758,526
Texas Instruments Inc.......     118,160       10,604,860
                                           --------------
                                               71,268,474
                                           --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp..................      11,458          456,888
Foster Wheeler Corp.........       6,083           68,434
                                           --------------
                                                  525,322
                                           --------------
ENTERTAINMENT (1.8%)
King World Productions, Inc.
 (a)........................      10,452          405,015
Seagram Co. Ltd. (The)......      64,584        3,188,835
Time Warner Inc.............     194,772       13,573,174
Viacom Inc. Class B (a).....     104,181        4,662,100
Walt Disney Co. (The).......     310,677        8,194,106
                                           --------------
                                               30,023,230
                                           --------------
FINANCIAL--MISCELLANEOUS (4.7%)
AFLAC Inc...................      40,282        2,059,417
American Express Co.........      67,309       10,365,586
American General Corp.......      37,826        2,806,216
Associates First Capital
 Corp. Class A..............     109,848        4,009,452
Citigroup Inc...............     508,921       27,545,349
Fannie Mae..................     104,825        5,667,102
Franklin Resources Inc......     154,694       10,944,601
Freddie Mac.................      38,016        1,330,560
MBIA Inc....................      14,964          853,883
MBNA Corp...................     120,943        3,341,051
Morgan Stanley Dean Witter &
 Co.........................      86,064        9,493,935
Price (T. Rowe) Associates,
 Inc........................      19,200          681,600
SLM Holding Corp............      24,612        1,204,450
                                           --------------
                                               80,303,202
                                           --------------
FOOD (1.8%)
Bestfoods...................      42,070        2,471,612
Campbell Soup Co............      65,810        2,961,450
ConAgra, Inc................      73,681        1,920,311
General Mills, Inc..........      23,043        2,009,062
Heinz (H.J.) Co.............      54,267        2,591,249
Hershey Foods Corp..........      21,142        1,067,671
Kellogg Co..................      61,071        2,431,389
Nabisco Group Holdings
 Corp.......................      48,998          627,787

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
FOOD (CONTINUED)
Quaker Oats Co. (The).......      20,300   $    1,421,000
Ralston-Ralston Purina
 Group......................      49,164        1,545,593
Sara Lee Corp...............     136,296        3,688,511
Unilever N.V................      86,286        5,754,198
Wrigley (Wm.) Jr. Co........      17,552        1,403,063
                                           --------------
                                               29,892,896
                                           --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Cardinal Health, Inc........      41,112        1,772,955
McKesson HBOC, Inc..........      41,924          841,100
SUPERVALU Inc...............      18,108          380,268
SYSCO Corp..................      49,898        1,917,955
                                           --------------
                                                4,912,278
                                           --------------
GOLD & PRECIOUS METALS MINING (0.2%)
Barrick Gold Corp...........      58,851        1,077,709
Homestake Mining Co.........      39,199          328,292
Newmont Mining Corp.........      25,243          553,768
Placer Dome Inc.............      49,127          595,665
                                           --------------
                                                2,555,434
                                           --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp.
 (The)......................      13,201          567,643
Snap-on Inc.................       9,967          302,748
Stanley Works (The).........      13,372          371,073
                                           --------------
                                                1,241,464
                                           --------------
HEALTH CARE--DIVERSIFIED (4.4%)
Abbott Laboratories.........     229,338        9,259,522
Allergan, Inc...............      10,117        1,086,313
American Home Products
 Corp.......................     197,045       10,295,601
Bristol-Myers Squibb Co.....     299,571       23,010,798
Johnson & Johnson...........     202,539       21,215,960
Mallinckrodt Inc............      10,720          363,810
Warner-Lambert Co...........     128,291       10,239,225
                                           --------------
                                               75,471,229
                                           --------------
HEALTH CARE--DRUGS (4.6%)
Lilly (Eli) & Co............     164,172       11,307,347
Merck & Co., Inc............     352,388       28,036,870
Pfizer Inc..................      76,382        4,119,854
Pharmacia & Upjohn, Inc.....     582,273       22,999,783
Schering-Plough Corp........     221,417       10,960,142
Watson Pharmaceuticals, Inc.
 (a)........................      14,379          456,533
                                           --------------
                                               77,880,529
                                           --------------
HEALTH CARE--HMOS (0.2%)
Aetna Inc...................      21,316        1,071,129
Humana Inc. (a).............      25,293          173,889
United Healthcare Corp......      26,123        1,350,233
Wellpoint Health Networks
 Inc. (a)...................      10,244          594,152
                                           --------------
                                                3,189,403
                                           --------------

                                SHARES         VALUE
                              ----------------------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare
 Corp.......................      85,598   $    2,065,052
Tenet Healthcare Corp.
 (a)........................      46,757          908,839
                                           --------------
                                                2,973,891
                                           --------------
HEALTH CARE--MEDICAL PRODUCTS (0.9%)
Bard (C.R.), Inc............       7,816          421,575
Bausch & Lomb Inc...........       8,589          463,806
Baxter International Inc....      43,932        2,850,089
Becton, Dickinson & Co......      37,858          960,647
Biomet, Inc.................      16,888          508,751
Boston Scientific Corp.
 (a)........................      59,793        1,203,334
Guidant Corp. (a)...........      45,615        2,252,241
Medtronic, Inc..............     176,310        6,104,734
St. Jude Medical, Inc.
 (a)........................      12,763          349,387
                                           --------------
                                               15,114,564
                                           --------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a)..............      15,249          652,848
Amgen Inc. (a)..............      77,142        6,152,074
HEALTHSOUTH Corp. (a).......      16,760          263,970
Manor Care, Inc. (a)........      62,541          359,611
                                           --------------
                                                7,428,503
                                           --------------
HEAVY DUTY TRUCKS & PARTS (0.2%)
Cummins Engine Co., Inc.....       6,320          320,345
Dana Corp...................      25,027          739,861
Eaton Corp..................      10,854          816,764
ITT Industries, Inc.........      13,266          453,531
Navistar International Corp.
 (a)........................      10,066          419,626
PACCAR Inc..................      11,716          552,117
                                           --------------
                                                3,302,244
                                           --------------
HOMEBUILDING (0.0%) (b)
Centex Corp.................       8,945          239,838
Kaufman & Broad Home
 Corp.......................       7,199          144,430
Pulte Corp..................       6,478          130,370
                                           --------------
                                                  514,638
                                           --------------
HOTEL/MOTEL (0.4%)
Carnival Corp...............      92,582        4,119,899
Harrah's Entertainment, Inc.
 (a)........................      19,270          557,625
Hilton Hotels Corp..........      38,903          359,853
Marriott International, Inc.
 Class A....................      37,700        1,270,019
                                           --------------
                                                6,307,396
                                           --------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World Industries,
 Inc........................       6,030          225,371
Leggett & Platt, Inc........      30,200          670,063
Maytag Corp.................      13,344          534,594
Whirlpool Corp..............      11,351          791,023
                                           --------------
                                                2,221,051
                                           --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)............      35,446   $    1,451,071
Colgate-Palmolive Co........      88,400        5,348,200
Fort James Corp.............      33,243          874,706
Kimberly-Clark Corp.........      80,168        5,060,605
Procter & Gamble Co. (The)..     200,307       21,007,197
                                           --------------
                                               33,741,779
                                           --------------
HOUSEWARES (0.1%)
Fortune Brands, Inc.........      25,174          892,104
Newell Rubbermaid Inc.......      42,612        1,475,441
Tupperware Corp.............       8,681          171,992
                                           --------------
                                                2,539,537
                                           --------------
INSURANCE BROKERS (0.3%)
Aon Corp....................      38,592        1,370,016
Marsh & McLennan Cos.,
 Inc........................      39,764        3,143,841
                                           --------------
                                                4,513,857
                                           --------------
INSURANCE--LIFE (0.3%)
Conseco, Inc................      48,840        1,187,423
Jefferson-Pilot Corp........      16,146        1,211,959
Lincoln National Corp.......      30,483        1,406,028
Torchmark Corp..............      20,036          624,873
UNUMProvident Corp..........      35,872        1,181,534
                                           --------------
                                                5,611,817
                                           --------------
INSURANCE--MULTI-LINE (1.7%)
American International
 Group, Inc.................     233,665       24,052,891
CIGNA Corp..................      30,666        2,292,284
Hartford Financial Services
 Group, Inc. (The)..........      34,302        1,777,272
                                           --------------
                                               28,122,447
                                           --------------
INSURANCE--PROPERTY & CASUALTY (0.6%)
Allstate Corp. (The)........     121,698        3,498,817
Chubb Corp. (The)...........      26,474        1,452,761
Cincinnati Financial
 Corp.......................      24,873          890,764
Loews Corp..................      16,498        1,169,296
MGIC Investment Corp........      16,400          979,900
Progressive Corp. (The).....      11,008        1,018,928
SAFECO Corp.................      20,487          563,393
St. Paul Cos., Inc. (The)...      34,200        1,094,400
                                           --------------
                                               10,668,259
                                           --------------
INVESTMENT BANK/BROKERAGE (0.7%)
Bear Stearns Cos., Inc.
 (The)......................      17,613          750,754
Lehman Brothers Holdings
 Inc........................      17,968        1,324,017
Merrill Lynch & Co., Inc....      55,474        4,354,709
Paine Webber Group Inc......      21,862          890,877
Schwab (Charles) Corp.
 (The)......................     123,216        4,797,723
                                           --------------
                                               12,118,080
                                           --------------
LEISURE TIME (0.0%) (b)
Brunswick Corp..............      13,970          316,071
Mirage Resorts, Inc. (a)....      29,992          436,759
                                           --------------
                                                  752,830
                                           --------------

                                SHARES         VALUE
                              ----------------------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc................       5,611   $       92,231
                                           --------------
MACHINERY--DIVERSIFIED (0.4%)
Briggs & Stratton Corp......       3,489          203,889
Case Corp...................      11,227          595,031
Caterpillar Inc.............      53,749        2,969,632
Deere & Co..................      35,016        1,269,330
Ingersoll-Rand Co...........      25,005        1,306,511
NACCO Industries, Inc. Class
 A..........................       1,185           54,954
Thermo Electron Corp. (a)...      23,843          321,881
Timken Co. (The)............       9,332          167,393
                                           --------------
                                                6,888,621
                                           --------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises,
 Inc........................       5,297          115,541
                                           --------------
MANUFACTURING--DIVERSIFIED (1.4%)
AlliedSignal Inc............      83,288        4,742,211
Crane Co....................      10,284          210,179
Danaher Corp................      20,384          984,802
Dover Corp..................      32,232        1,371,875
Illinois Tool Works Inc.....      37,794        2,768,410
Johnson Controls, Inc.......      12,848          780,516
Millipore Corp..............       6,608          210,630
Pall Corp...................      18,833          413,149
Parker-Hannifin Corp........      16,383          750,546
Sealed Air Corp. (a)........      12,666          701,380
Tyco International Ltd......     252,842       10,097,877
                                           --------------
                                               23,031,575
                                           --------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper &
 Gold Inc. Class B (a)......      24,662          411,547
Inco Ltd. (a)...............      29,019          587,635
Phelps Dodge Corp...........      11,712          660,264
                                           --------------
                                                1,659,446
                                           --------------
MISCELLANEOUS (1.3%)
AES Corp. (The) (a).........      31,088        1,754,529
American Greetings Corp.
 Class A....................      10,241          264,986
Archer-Daniels-Midland Co...      93,183        1,147,316
Corning Inc.................      36,775        2,891,434
Harris Corp.................      11,945          268,016
Jostens, Inc................       5,209          110,040
Minnesota Mining &
 Manufacturing Co...........      60,708        5,771,054
Nextel Communications, Inc.
 Class A (a)................      49,853        4,296,705
Sprint Corp. (PCS Group)
 (a)........................      66,331        5,501,327
TRW, Inc....................      18,152          778,267
                                           --------------
                                               22,783,674
                                           --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
Coastal Corp. (The).........      32,137        1,353,771
Columbia Energy Group.......      12,654          822,510
Consolidated Natural Gas
 Co.........................      14,452          924,928

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
NATURAL GAS DISTRIBUTORS & PIPELINES (CONTINUED)
Eastern Enterprises.........       3,421   $      174,898
El Paso Energy Corp.........      34,551        1,416,591
Enron Corp..................     106,602        4,257,417
NICOR Inc...................       7,146          276,908
ONEOK, Inc..................       4,787          139,721
Peoples Energy Corp.........       5,326          202,388
Sempra Energy...............      36,294          741,759
Williams Cos., Inc. (The)...      65,033        2,438,737
                                           --------------
                                               12,749,628
                                           --------------
OFFICE EQUIPMENT & SUPPLIES (0.3%)
Pitney Bowes Inc............      40,488        1,844,735
Xerox Corp..................      99,782        2,793,896
                                           --------------
                                                4,638,631
                                           --------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc......       7,460          177,641
Rowan Cos., Inc. (a)........      12,620          196,399
                                           --------------
                                                  374,040
                                           --------------
OIL & GAS--EQUIPMENT & SERVICES (0.5%)
Baker Hughes Inc............      49,371        1,379,303
Halliburton Co..............      66,417        2,503,091
McDermott International,
 Inc........................       8,858          160,551
Schlumberger Ltd............      82,500        4,996,406
                                           --------------
                                                9,039,351
                                           --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Anadarko Petroleum Corp.....      18,264          562,760
Apache Corp.................      16,786          654,654
Burlington Resources Inc....      26,735          932,383
Union Pacific Resources
 Group, Inc.................      38,055          551,797
Unocal Corp.................      36,590        1,262,355
                                           --------------
                                                3,963,949
                                           --------------
OIL--INTEGRATED DOMESTIC (0.8%)
Amerada Hess Corp...........      13,703          786,210
Ashland Inc.................      11,162          368,346
Atlantic Richfield Co.......      48,567        4,525,837
Conoco Inc. Class B.........      94,216        2,555,609
Kerr-McGee Corp.............      13,017          699,664
Occidental Petroleum Corp...      52,513        1,197,953
Phillips Petroleum Co.......      38,114        1,772,301
Sunoco Inc..................      13,594          327,955
Tosco Corp..................      23,000          582,188
USX-Marathon Group..........      46,507        1,354,516
                                           --------------
                                               14,170,579
                                           --------------
OIL--INTEGRATED INTERNATIONAL (4.2%)
Chevron Corp................      98,802        9,021,858
Exxon Corp..................     365,563       27,074,510
Mobil Corp..................     118,040       11,390,860
Royal Dutch Petroleum Co.
 ADR (d)....................     323,480       19,388,582
Texaco Inc..................      83,045        5,096,887
                                           --------------
                                               71,972,697
                                           --------------

                                SHARES         VALUE
                              ----------------------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp..........       8,486   $      302,314
Champion International
 Corp.......................      14,517          839,264
Georgia-Pacific Group.......      25,843        1,025,644
International Paper Co......      62,030        3,264,329
Louisiana-Pacific Corp......      16,256          206,248
Mead Corp. (The)............      15,340          552,240
Potlatch Corp...............       4,405          185,836
Westvaco Corp...............      15,135          449,320
Weyerhaeuser Co.............      30,265        1,806,442
Willamette Industries,
 Inc........................      16,672          692,930
                                           --------------
                                                9,324,567
                                           --------------
PERSONAL LOANS (0.5%)
Capital One Financial
 Corp.......................      29,782        1,578,446
Countrywide Credit
 Industries, Inc............      16,859          572,152
Household International,
 Inc........................      72,239        3,223,666
Providian Financial Corp....      21,512        2,344,808
                                           --------------
                                                7,719,072
                                           --------------
PHOTOGRAPHY/IMAGING (0.2%)
Eastman Kodak Co............      47,524        3,276,186
IKON Office Solutions,
 Inc........................      22,420          154,137
Polaroid Corp...............       6,608          147,441
                                           --------------
                                                3,577,764
                                           --------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries,
 Inc. (a)...................      28,200          296,100
Waste Management, Inc.......      91,927        1,689,159
                                           --------------
                                                1,985,259
                                           --------------
PUBLISHING (0.1%)
Harcourt General Inc........      10,699          411,912
McGraw-Hill Cos., Inc.
 (The)......................      29,803        1,777,004
Meredith Corp...............       7,882          281,289
                                           --------------
                                                2,470,205
                                           --------------
PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc........      13,702          842,673
Gannett Co., Inc............      42,141        3,250,125
Knight-Ridder, Inc..........      11,874          753,999
New York Times Co. (The)
 Class A....................      26,685        1,074,071
Times Mirror Co. (The) Class
 A..........................       8,894          641,480
Tribune Co..................      35,822        2,149,320
                                           --------------
                                                8,711,668
                                           --------------
RAILROADS (0.5%)
Burlington Northern Santa Fe
 Corp.......................      70,880        2,259,300
CSX Corp....................      32,821        1,345,661

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
RAILROADS (CONTINUED)
Kansas City Southern
Industries, Inc.............      16,545   $      784,853
Norfolk Southern Corp.......      57,350        1,401,491
Union Pacific Corp..........      37,367        2,083,210
                                           --------------
                                                7,874,515
                                           --------------
RESTAURANTS (0.6%)
Darden Restaurants, Inc.....      20,178          384,643
McDonald's Corp.............     204,531        8,436,904
Tricon Global Restaurants,
 Inc. (a)...................      23,146          930,180
Wendy's International,
 Inc........................      18,582          443,645
                                           --------------
                                               10,195,372
                                           --------------
RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The).............     129,410        4,804,346
Limited, Inc. (The).........      32,215        1,324,842
TJX Cos., Inc. (The)........      48,589        1,317,977
                                           --------------
                                                7,447,165
                                           --------------
RETAIL STORES--DEPARTMENT (0.4%)
Dillard's, Inc. Class A.....      16,157          304,963
Federated Department Stores,
 Inc. (a)...................      31,503        1,344,784
Kohl's Corp. (a)............      24,579        1,838,816
May Department Stores Co.
 (The)......................      50,392        1,747,973
Nordstrom, Inc..............      21,419          534,120
Penney (J.C.) Co., Inc......      39,712        1,007,692
                                           --------------
                                                6,778,348
                                           --------------
RETAIL STORES--DRUGS (0.3%)
Longs Drug Stores Corp......       5,931          161,620
Rite Aid Corp...............      39,028          341,492
Walgreen Co.................     150,495        3,790,593
                                           --------------
                                                4,293,705
                                           --------------
RETAIL STORES--FOOD (0.5%)
Albertson's, Inc............      63,293        2,298,327
Great Atlantic & Pacific Tea
 Co., Inc. (The)............       5,746          164,120
Kroger Co. (The) (a)........     124,632        2,593,904
Safeway Inc. (a)............      74,949        2,646,637
Winn-Dixie Stores, Inc......      22,420          606,741
                                           --------------
                                                8,309,729
                                           --------------
RETAIL STORES--GENERAL MERCHANDISE (2.6%)
Dayton Hudson Corp..........      66,686        4,309,583
Kmart Corp. (a).............      74,331          747,956
Sears, Roebuck & Co.........      57,443        1,619,174
Wal-Mart Stores, Inc........     670,111       38,280,091
                                           --------------
                                               44,956,804
                                           --------------
RETAIL STORES--SPECIALTY (2.1%)
AutoZone, Inc. (a)..........      22,512          597,975
Bed Bath and Beyond (a).....      20,100          669,581
Best Buy Co. Inc. (a).......      30,700        1,705,769
Circuit City Stores-Circuit
 City Group.................      30,268        1,292,065
Consolidated Stores Corp.
 (a)........................      16,528          302,669

                                SHARES         VALUE
                              ----------------------------
RETAIL STORES--SPECIALTY (CONTINUED)
Costco Wholesale Corp.
 (a)........................      33,049   $    2,654,248
CVS Corp....................      58,946        2,560,467
Dollar General Corp.........      33,509          883,800
Home Depot, Inc. (The)......     223,525       16,876,137
Lowe's Cos., Inc............      56,082        3,084,510
Office Depot, Inc. (a)......      56,335          700,667
Pep Boys-Manny, Moe & Jack
 (The)......................       7,936           99,200
Staples Inc. (a)............      70,124        1,555,876
Tandy Corp..................      29,640        1,865,468
Toys "R" Us, Inc. (a).......      37,479          529,391
                                           --------------
                                               35,377,823
                                           --------------
SHOES (0.2%)
NIKE, Inc. Class B..........      42,558        2,401,867
Reebok International Ltd.
 (a)........................       8,442           82,837
                                           --------------
                                                2,484,704
                                           --------------
SPECIALIZED SERVICES (0.6%)
Block (H&R), Inc............      14,617          622,136
Cendant Corp. (a)...........     108,168        1,784,772
Dun & Bradstreet Corp.
 (The)......................      24,708          725,797
Ecolab Inc..................      19,613          663,165
IMS Health Inc..............      47,711        1,383,619
Interpublic Group of Cos.,
 Inc. (The).................      42,388        1,722,013
Laidlaw Inc.................      49,855          305,362
National Service Industries,
 Inc........................       6,181          199,337
Omnicom Group Inc...........      26,952        2,371,776
Service Corp.
 International..............      41,021          392,263
                                           --------------
                                               10,170,240
                                           --------------
SPECIALTY PRINTING (0.0%) (b)
Deluxe Corp.................      11,694          330,356
Donnelley (R.R.) & Sons
 Co.........................      19,671          477,022
                                           --------------
                                                  807,378
                                           --------------
STEEL (0.1%)
Allegheny Teledyne Inc......      29,056          441,288
Bethlehem Steel Corp. (a)...      19,627          136,162
Nucor Corp..................      13,284          689,108
USX-U.S. Steel Group........      13,335          340,876
Worthington Industries,
 Inc........................      13,882          230,788
                                           --------------
                                                1,838,222
                                           --------------
TELECOMMUNICATIONS--LONG DISTANCE (3.6%)
AT&T Corp...................     482,890       22,575,108
Global Crossing Ltd. (a)....     115,459        3,997,768
MCI WorldCom, Inc. (a)......     281,484       24,154,846
Sprint Corp. (FON Group)....     130,521        9,699,342
                                           --------------
                                               60,427,064
                                           --------------
TELEPHONE (4.4%)
ALLTEL Corp.................      45,990        3,828,667
Bell Atlantic Corp..........     234,126       15,203,557
BellSouth Corp..............     283,327       12,749,715
CenturyTel, Inc.............      21,028          850,320

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                SHARES         VALUE
                              ----------------------------
TELEPHONE (CONTINUED)
GTE Corp....................     147,892   $   11,091,900
SBC Communications Inc......     514,471       26,205,867
US West Inc.................      75,977        4,639,346
                                           --------------
                                               74,569,372
                                           --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc..........       9,439          377,560
Russell Corp................       5,129           77,897
Springs Industries, Inc.
 Class A....................       2,672          106,379
V.F. Corp...................      18,106          544,311
                                           --------------
                                                1,106,147
                                           --------------
TOBACCO (0.6%)
Philip Morris Cos. Inc......     359,160        9,046,343
UST Inc.....................      26,570          735,657
                                           --------------
                                                9,782,000
                                           --------------
TOYS (0.1%)
Hasbro, Inc.................      29,616          610,830
Mattel, Inc.................      62,851          840,632
                                           --------------
                                                1,451,462
                                           --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a)...............      44,832        1,930,578
Ryder System, Inc...........      10,706          228,841
                                           --------------
                                                2,159,419
                                           --------------
Total Common Stocks
 (Cost $972,366,304)........                1,697,593,216(e)
                                           --------------
SHORT-TERM INVESTMENTS (0.3%)
                              PRINCIPAL
                                AMOUNT
                              ----------
U.S. GOVERNMENT (0.3%)
United States Treasury Bills
 4.70%, due 1/20/00 (c).....  $2,000,000        1,978,979
 4.96%, due 1/27/00 (c).....   4,100,000        4,051,274
                                           --------------
Total Short-Term Investments
 (Cost $6,030,253)..........                    6,030,253
                                           --------------
Total Investments
 (Cost $978,396,557) (f)....       100.0%   1,703,623,469(g)
Liabilities in Excess of
 Cash and Other Assets
 (b)........................        (0.0)        (385,732)
                              ----------   --------------
Net Assets..................       100.0%  $1,703,237,737
                              ==========   ==============

FUTURES CONTRACTS (0.0%) (b)
                              CONTRACTS      UNREALIZED
                                 LONG      APPRECIATION(h)
                              ----------------------------
Standard & Poor's 500 Index
 December 1999..............          15   $      299,379
 December 1999 (Mini).......           3            3,529
                                           --------------
Total Futures Contracts
 (Settlement Value
 $5,367,180) (e)............               $      302,908
                                           ==============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  ADR--American Depository Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 100% of net assets.
(f)  The cost for Federal income tax purposes is $979,364,934.
(g) At October 31, 1999, net unrealized appreciation was $724,258,535, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $765,000,902 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $40,742,367.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $978,396,557)...........................  $1,703,623,469
 Cash...........................................          30,680
 Receivables:
   Investment securities sold...................       1,760,504
   Fund shares sold.............................       1,524,328
   Dividends and interest.......................       1,413,626
   Variation margin on futures contracts........          97,120
                                                  --------------
       Total assets.............................   1,708,449,727
                                                  --------------
LIABILITIES:
 Payables:
   Investment securities purchased..............       2,897,293
   Fund shares redeemed.........................       1,615,610
   MainStay Management..........................         361,843
   Custodian....................................          64,571
   Transfer agent...............................           4,581
 Accrued expenses...............................         268,092
                                                  --------------
       Total liabilities........................       5,211,990
                                                  --------------
 Net assets.....................................  $1,703,237,737
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $       44,380
   Institutional Service Class..................           1,675
 Additional paid-in capital.....................     898,636,258
 Accumulated undistributed net investment
   income.......................................      14,052,668
 Accumulated undistributed net realized gain on
   investments and futures contracts............      64,972,936
 Net unrealized appreciation on investments and
   futures contracts............................     725,529,820
                                                  --------------
 Net assets.....................................  $1,703,237,737
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $1,641,590,851
                                                  ==============
 Shares of capital stock outstanding............      44,379,506
                                                  ==============
 Net asset value per share outstanding..........  $        36.99
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $   61,646,886
                                                  ==============
 Shares of capital stock outstanding............       1,675,161
                                                  ==============
 Net asset value per share outstanding..........  $        36.80
                                                  ==============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                       1999*             1998
                                   --------------   --------------
INVESTMENT INCOME:
 Income:
   Dividends (a).................  $   16,986,272   $   17,922,084
   Interest......................       1,183,939        1,943,830
                                   --------------   --------------
       Total income..............      18,170,211       19,865,914
                                   --------------   --------------
 Expenses:
   Management....................       6,695,784        6,263,846
   Shareholder communication.....         169,300          201,314
   Custodian.....................         140,668          157,270
   Professional..................         121,295          165,346
   Service.......................         100,072           71,771
   Transfer agent................          43,581           40,041
   Registration..................          43,298          113,053
   Directors.....................          28,928           29,413
   Miscellaneous.................          66,823           57,958
                                   --------------   --------------
       Total expenses before re-
        imbursement..............       7,409,749        7,100,012
   Expense reimbursement from
     Manager.....................      (3,292,206)      (3,269,934)
                                   --------------   --------------
       Net expenses..............       4,117,543        3,830,078
                                   --------------   --------------
 Net investment income...........      14,052,668       16,035,836
                                   --------------   --------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions.........      66,459,504       51,291,155
   Futures transactions..........        (363,239)       2,727,576
                                   --------------   --------------
 Net realized gain on
   investments...................      66,096,265       54,018,731
                                   --------------   --------------
 Net change in unrealized
   appreciation on investments:
   Security transactions.........      94,871,689      244,039,298
   Futures transactions..........         (14,354)         278,027
                                   --------------   --------------
 Net unrealized gain on
   investments...................      94,857,335      244,317,325
                                   --------------   --------------
 Net realized and unrealized gain
   on investments................     160,953,600      298,336,056
                                   --------------   --------------
 Net increase in net assets
   resulting from operations.....  $  175,006,268   $  314,371,892
                                   ==============   ==============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $262,018 and $105,046 for 1999 and 1998 respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*             1998             1997
                                                              --------------   --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   14,052,668   $   16,035,836   $   12,926,062
    Net realized gain on investments and futures
      contracts.............................................      66,096,265       54,018,731       13,824,202
    Net change in unrealized appreciation on investments and
      futures contracts.....................................      94,857,335      244,317,325      199,341,116
                                                              --------------   --------------   --------------
    Net increase in net assets resulting from operations....     175,006,268      314,371,892      226,091,380
                                                              --------------   --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................              --      (15,890,238)     (12,753,262)
      Institutional Service Class...........................              --         (314,560)        (156,133)
    From net realized gain on investments:
      Institutional Class...................................     (13,798,796)     (43,243,748)     (18,598,652)
      Institutional Service Class...........................        (520,131)      (1,050,731)        (264,603)
                                                              --------------   --------------   --------------
        Total dividends and distributions to shareholders...     (14,318,927)     (60,499,277)     (31,772,650)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     239,078,730      355,359,146      295,739,975
      Institutional Service Class...........................      32,503,215       23,308,027       10,256,956
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................      13,796,673       59,128,205       31,351,914
      Institutional Service Class...........................         520,113        1,359,018          420,736
                                                              --------------   --------------   --------------
                                                                 285,898,731      439,154,396      337,769,581
    Cost of shares redeemed:
      Institutional Class...................................    (240,105,604)    (156,430,972)    (170,645,271)
      Institutional Service Class...........................     (11,948,104)      (7,935,488)      (4,979,101)
                                                              --------------   --------------   --------------
      Increase in net assets derived from capital share
        transactions........................................      33,845,023      274,787,936      162,145,209
                                                              --------------   --------------   --------------
      Net increase in net assets............................     194,532,364      528,660,551      356,463,939
NET ASSETS:
  Beginning of period.......................................   1,508,705,373      980,044,822      623,580,883
                                                              --------------   --------------   --------------
  End of period.............................................  $1,703,237,737   $1,508,705,373   $  980,044,822
                                                              ==============   ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $   14,052,668   $           --   $       16,667
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................   $    33.39      $    33.28      $    27.05      $    26.99
                                                          ----------      ----------      ----------      ----------
Net investment income..................................         0.31            0.21            0.38            0.31
Net realized and unrealized gain (loss) on
  investments..........................................         3.60            3.62            7.36            7.31
                                                          ----------      ----------      ----------      ----------
Total from investment operations.......................         3.91            3.83            7.74            7.62
                                                          ----------      ----------      ----------      ----------
Less dividends and distributions:
From net investment income.............................           --              --           (0.38)          (0.31)
From net realized gain on investments..................        (0.31)          (0.31)          (1.02)          (1.02)
In excess of net realized gain on investments..........           --              --              --              --
                                                          ----------      ----------      ----------      ----------
Total dividends and distributions......................        (0.31)          (0.31)          (1.40)          (1.33)
                                                          ----------      ----------      ----------      ----------
Net asset value at end of period.......................   $    36.99      $    36.80      $    33.39      $    33.28
                                                          ==========      ==========      ==========      ==========
Total investment return................................        11.80%(b)       11.60%(b)       28.62%          28.24%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................         1.06%+          0.81%+          1.29%           1.04%
  Net expenses.........................................         0.30%+          0.55%+          0.30%           0.55%
  Expenses (before reimbursement)......................         0.55%+          0.80%+          0.56%           0.81%
Portfolio turnover rate................................            7%              7%              8%              8%
Net assets at end of period (in 000's).................   $1,641,591      $   61,647      $1,472,263      $   36,442

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS         CLASS(c)          CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $    21.05      $    21.01      $    17.82      $    17.81      $    13.53      $    13.53      $    13.86
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.37            0.32            0.34            0.31            0.35            0.33            0.33
            6.54            6.52            3.69            3.66            4.64            4.64           (0.20)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            6.91            6.84            4.03            3.97            4.99            4.97            0.13
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.37)          (0.32)          (0.34)          (0.31)          (0.34)          (0.33)          (0.33)
           (0.54)          (0.54)          (0.46)          (0.46)          (0.36)          (0.36)          (0.13)
              --              --              --              --              --              --            0.00(a)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.91)          (0.86)          (0.80)          (0.77)          (0.70)          (0.69)          (0.46)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $    27.05      $    26.99      $    21.05      $    21.01      $    17.82      $    17.81      $    13.53
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
           32.88%          32.60%          22.57%          22.21%          36.88%          36.70%           0.90%
            1.56%           1.31%           1.96%           1.71%           2.21%           1.96%           2.43%
            0.30%           0.55%           0.44%           0.69%           0.50%           0.75%           0.50%
            0.56%           0.81%           0.59%           0.84%           0.59%           0.84%           0.58%
               3%              3%              8%              8%              4%              4%              5%
      $  966,217      $   13,828      $  617,716      $    5,865      $  354,420      $      969      $  244,685

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Stock markets began 1999 on a positive note, as a bailout package for Brazil, led by the International Monetary Fund, eased investor concerns about continuing volatility. Early in the year, enthusiasm over the January introduction of the euro began to fade and European stocks declined, while a strengthening economy in Japan caused stocks there to rise. In the second calendar quarter of 1999, European stocks began to recover and Asian equities continued to advance. In the third calendar quarter of 1999, Europe saw mixed results, with markets in Denmark and Norway rising 10% in U.S.-dollar terms and markets in Austria and Spain both declining. France was the strongest of the Euroland(1) markets, advancing 5% during the third calendar quarter of 1999. Japanese stocks continued to advance and the yen rose against the dollar in the third calendar quarter and continued to do so through the end of the Fund's ten-month reporting period.(2)

For the ten months ended October 31, 1999, Morgan Stanley Capital International indexes showed Finland (+60.01%) as the strongest European market, followed by Sweden (+37.01%), Norway (+16.38%), and France (+12.32%), all in U.S.-dollar terms. Investors saw negative returns in U.S.-dollar terms in Portugal, Belgium, Ireland, Italy, Spain, Switzerland, and Germany for the same period. In the Far East, Singapore (+67.71%), Japan (+45.84%), and Hong Kong (+29.72%) were among the leading developed markets in U.S.-dollar terms for the same period.

PERFORMANCE REVIEW

For the ten months ended October 31, 1999, the MainStay Institutional International Equity Fund returned 11.23% for Institutional Class shares and 10.96% for Service Class shares. Both share classes underperformed the 15.93% return of the average Lipper(3) international fund for the ten months ended October 31, 1999. Both share classes also underperformed the Fund's benchmark, the Morgan Stanley Capital International Europe, Australia, and Far East Index,(4) which returned 12.60% in U.S. dollars during the ten-month reporting period.

Both of the Fund's share classes were rated four stars overall by Morningstar(5) as of October 31, 1999. Both share classes were rated four stars out of 1,053 international equity funds for the three-year period then ended, and Institutional Class shares were rated four stars out of 597 international equity funds for the five-year period then ended.

PACIFIC-RIM INVESTMENTS

Perhaps the most significant move the Fund made during the ten months ended October 31, 1999, was to dramatically increase its weighting in Japanese stocks. Since the economic recovery in Japan is still in its nascent stages, the Fund focused primarily on companies with global demand, such as Sony and Toyota, and later on companies and industries undergoing positive restructurings. The Fund initially purchased NTT Mobile Communications in the first calendar quarter of 1999, and by the end of the reporting period, it was the Fund's second largest holding and one of its best-performing stocks.

During the first and second calendar quarters of 1999, underweighting the yen helped performance, but for the remainder of the Fund's reporting period, being underweighted in yen exposure detracted from performance as the yen rose dramatically against the U.S. dollar. The Fund's overexposure to European currencies during the period from July through October, on the other hand, had a positive impact on Fund performance.

--------------------------------------------------------------------------------
(1) Euroland refers to the countries participating in European Monetary Union, a system that allows several European nations to operate with a common currency.
(2) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(4) The Morgan Stanley Capital International Europe, Australia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. An investment cannot be made directly into an index.
(5) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds (or share classes) are not rated until they have three years of performance history.

In October 1999, the Fund took some profits in Cable Wireless Optus, the number two Australian telecommunication company, to increase its position in Telstra, which completed its sale of a portion of the government's interest in the company.

EUROPEAN HIGHLIGHTS

In Europe, the Fund had established positions in Finland and Sweden late in 1998. During the reporting period, these proved to be among the best-performing European markets. Finnish cellular company Nokia returned 90.29% in U.S.-dollar terms for the ten months ended October 31, 1999, and on that date, the stock was the Fund's largest holding. The Fund had purchased Ericsson, a Swedish cellular company, late in 1998. Although the stock had a positive impact on Fund performance during the reporting period, we sold it in the first calendar quarter of 1999 when new product delays and management changes began to undermine investor confidence in the company.

Core European countries had mixed returns, with France leading the Euroland market with a gain of 12.32% in U.S.-dollar terms for the ten-month period. AXA is a French insurance group that was a successful investment during the reporting period and whose stock the Fund continues to hold. The company provides life and nonlife insurance products as well as reinsurance, financial, and real estate services worldwide. During the reporting period, the company announced that it would invest 200 billion yen in Nippon Dantai Life Insurance Co. in Japan in a bid to expand its Asian business. The German market as a whole declined 0.28% in U.S.-dollar terms over the same period, despite an 11.41% gain in local-currency terms. Deutsche Telekom showed outstanding performance in the first calendar quarter of 1999 and was generally a strong performer throughout the reporting period. In October 1999, the Fund reduced its position in Mannesmann AG in Germany in favor of Vodafone Group PLC in the U.K. With modest but generally positive returns, U.K. stocks had a positive impact on the Fund's performance for the ten months ended October 31, 1999.

During the third calendar quarter of 1999, pharmaceuticals, including the Swiss company Roche Holdings, provided attractive returns in local terms. Overall, however, the Fund's Irish stocks were weak in U.S.-dollar terms for the ten months ended October 31, 1999. Irish stocks fell mainly due to sales by local investors. We believe the introduction of the euro has caused Irish institutional investors to diversify holdings into continental European equities. With a few notable exceptions, the Fund's Portuguese, Belgian, Italian, Spanish, and Swiss holdings tended to follow local-market trends and detracted from the Fund's performance over the ten-month reporting period.

LOOKING AHEAD

As of October 31, 1999, the Fund held its top five country positions in Japan, the United Kingdom, Germany, France, and Switzerland. We continue to see growth potential in Japan, and the Fund ended the reporting period at about a market weight in that country. We believe that the economy in Europe is growing faster than the economy in the United States and is poised to outperform in the coming months. At the end of the Fund's reporting period, we believed that the yen was extremely overvalued. We remain bullish on the Canadian dollar, which we believe has been undeservedly weak in the recent past. While Y2K concerns may be a short-term distraction, we believe Europe and Asia may continue to offer attractive opportunities for long-term investors, including value-enhancing mergers, acquisitions, and restructurings.

Whatever the markets or global economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

JOSEPH PORTERA
Portfolio Manager
MacKay Shields LLC
--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                                                           INTERNATIONAL
                                                                                                              EQUITY
                                                                      MSCI EAFE INDEX                          FUND
                                                                     ------------------                       ------
07/31/92                                                                   250000                             250000
09/30/92                                                                   260425                             237802
12/31/92                                                                   250373                             236565
03/31/93                                                                   280392                             264043
06/30/93                                                                   308600                             282360
09/30/93                                                                   329060                             294530
12/31/93                                                                   331890                             295768
03/31/94                                                                   343506                             306458
06/30/94                                                                   361059                             318090
09/30/94                                                                   361420                             319490
12/31/94                                                                   357734                             320490
03/31/95                                                                   364388                             315042
06/30/95                                                                   367048                             304145
09/30/95                                                                   382353                             325297
12/31/95                                                                   397839                             343479
03/31/96                                                                   409336                             360404
06/30/96                                                                   415804                             372683
09/30/96                                                                   415263                             371687
12/31/96                                                                   421866                             384995
03/31/97                                                                   415243                             385358
06/30/97                                                                   469141                             431354
09/30/97                                                                   465857                             431716
12/31/97                                                                   429381                             405952
03/31/98                                                                   492542                             462368
06/30/98                                                                   497763                             477494
09/30/98                                                                   427031                             416581
12/31/98                                                                   515256                             496921
03/31/99                                                                   522418                             500708
06/30/99                                                                   535687                             508281
09/30/99                                                                   559204                             533527
10/31/99                                                                   580174                             552700

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                                           INTERNATIONAL
                                                                                                              EQUITY
                                                                      MSCI EAFE INDEX                          FUND
                                                                     ------------------                       ------
07/31/92                                                                   250000                             250000
09/30/92                                                                   260425                             237802
12/31/92                                                                   250373                             236565
03/31/93                                                                   280392                             264042
06/30/93                                                                   308600                             282360
09/30/93                                                                   329060                             294530
12/31/93                                                                   331890                             295768
03/31/94                                                                   343506                             306458
06/30/94                                                                   361059                             318090
09/30/94                                                                   361420                             319490
12/31/94                                                                   357734                             320490
03/31/95                                                                   364388                             315042
06/30/95                                                                   367048                             303825
09/30/95                                                                   382353                             324336
12/31/95                                                                   397839                             342463
03/31/96                                                                   409336                             358707
06/30/96                                                                   415804                             370642
09/30/96                                                                   415263                             369316
12/31/96                                                                   421866                             382164
03/31/97                                                                   415243                             382525
06/30/97                                                                   469141                             428038
09/30/97                                                                   465857                             428038
12/31/97                                                                   429381                             400803
03/31/98                                                                   492542                             455736
06/30/98                                                                   497763                             471198
09/30/98                                                                   427031                             410569
12/31/98                                                                   515256                             489775
03/31/99                                                                   522418                             493118
06/30/99                                                                   535687                             500223
09/30/99                                                                   559204                             524879
10/31/99                                                                   580174                             543473

Source:  Lipper, Inc.

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 7/31/92.(+)

                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                 YEAR TO DATE            ONE YEAR   FIVE YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
International Equity Fund Institutional
Class(+)                                                 11.23%            22.57%      11.14%          11.56%
International Equity Fund Service Class(+)               10.96             22.31       10.77           11.30
Average Lipper international fund                        15.93             25.53        9.50           11.80
MSCI EAFE Index                                          12.60             23.03        9.21           12.31

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                           Year end                         Ten months
TOTAL RETURN %*                                                          December 31                     ended October 31
                      1992       1993         1994       1995       1996          1997          1998           1999
                      ----       ----         ----       ----       ----          ----          ----     ----------------
                      -5.37      25.03        8.36       7.17       12.09         5.44          22.41         11.23


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares are subject to an annual shareholder service fee of .25%.

The inception date of the International Equity Fund and the date such shares were first offered to the public was 1/1/95.
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ The inception date of the International Equity Fund's predecessor separate account ("Separate Account") is 7/31/92. Performance figures, and, in the case of the graphs reflecting the investment of $250,000, investment results include the historical performance of the Separate Account for the period prior to the International Equity Fund's commencement of operations on 1/1/95. MacKay Shields LLC, the International Equity Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Equity Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

COMMON STOCKS (97.7%)+
                                    SHARES        VALUE
                                  ------------------------
AUSTRALIA (2.2%)
Australia & New Zealand Banking
 Group, Ltd. (banking)..........      97,637   $    643,957
Broken Hill Proprietary Co., Ltd
 (energy sources)...............      64,232        663,434
Cable & Wireless Optus, Ltd.
 (telecommunications) (a).......     254,049        581,240
Telstra Corp., Ltd.
 (telecommunications)...........     126,635        643,780
Telstra Corp., Ltd.
 (telecommunications) (c).......      51,745        165,875
WMC, Ltd. (metals-nonferrous)...     152,835        655,514
                                               ------------
                                                  3,353,800
                                               ------------
BELGIUM (2.3%)
Delhaize-Le Lion, S.A.
 (merchandising)................       4,940        347,116
Electrabel, S.A. (utilities-
 electrical & gas)..............       2,550        840,548
Fortis AG (insurance)...........      32,040      1,081,045
Solvay, S.A. Class A
 (chemicals)....................       6,850        525,245
Tractebel, S.A.
 (utilities-electrical & gas)...       4,160        726,726
                                               ------------
                                                  3,520,680
                                               ------------
FINLAND (4.8%)
Merita PLC (banking)............      72,650        420,759
Nokia Oyj Class A (electrical &
 electronics)...................      39,318      4,496,828
Outokumpu Oyj (metals-
 nonferrous)....................      47,190        539,666
Pohjola Group Insurance Corp.
 Class B (insurance)............      24,200      1,297,274
UPM-Kymmene Oyj (forest products
 & paper).......................      20,060        632,555
                                               ------------
                                                  7,387,082
                                               ------------
FRANCE (8.4%)
Air Liquide, S.A. (chemicals)...       2,990        460,421
AXA, S.A. (insurance)...........       5,774        813,864
Carrefour, S.A.
 (merchandising)................       9,150      1,692,699
Elf Aquitaine, S.A. (energy
 sources).......................      10,435      1,535,559
Eridania Beghin-Say, S.A. (food
 & household products)..........       2,140        242,931
France Telecom, S.A.
 (telecommunications)...........       9,630        929,719
Groupe Danone, S.A. (food &
 household products)............       3,367        858,225
Lafarge, S.A. (building
 materials & components)........       3,973        382,108
Lagardere S.C.A.
 (multi-industry)...............      27,607      1,117,187
L'Oreal, S.A. (health & personal
 care)..........................       2,198      1,465,904
Pernod-Ricard, S.A. (beverages &
 tobacco).......................       4,950        334,031

                                    SHARES        VALUE
                                  ------------------------
FRANCE (CONTINUED)
Pinault-Printemps-Redoute, S.A.
 (merchandising)................       2,250   $    428,772
Schneider, S.A. (electrical &
 electronics)...................       5,626        387,335
Societe Generale, S.A. Class A
 (banking)......................       2,054        446,907
Thomson CSF, S.A. (aerospace &
 military technology)...........      10,205        346,467
Total Fina, S.A. Strip (energy
 sources).......................       5,445             57
Vivendi, S.A. (business & public
 services)......................      19,026      1,440,879
                                               ------------
                                                 12,883,065
                                               ------------
GERMANY (9.3%)
Allianz AG Registered
 (insurance)....................       3,600      1,095,462
Bayer AG (chemicals)............      27,850      1,138,730
DaimlerChrysler AG
 (automobiles)..................      25,195      1,959,712
Deutsche Bank AG (banking)......      10,700        767,033
Deutsche Telekom AG
 (telecommunications)...........      31,360      1,440,468
Dresdner Bank AG (banking)......      16,900        865,979
Epcos AG (electronic components
 & instruments).................      16,100        656,604
Karstadt AG (merchandising).....      14,000        632,765
Mannesmann AG
 (telecommunications)...........       3,194        501,906
Metro AG (merchandising)........       9,900        531,744
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)....................       1,390        318,506
RWE AG (utilities-electrical &
 gas)...........................      15,800        636,066
SAP AG (business & public
 services)......................       2,170        805,613
Schering AG (health & personal
 care)..........................      14,320      1,702,361
Veba AG (utilities-electrical &
 gas)...........................      15,050        813,103
Viag AG (utilities-electrical &
 gas)...........................      26,000        479,619
                                               ------------
                                                 14,345,671
                                               ------------
HONG KONG (0.5%)
Cheung Kong (Holdings) Ltd.
 (real estate)..................      82,000        744,061
                                               ------------
IRELAND (4.2%)
Allied Irish Banks PLC
 (banking)......................      78,558        982,615
Eircom PLC (telecommunications)
 (a)............................     134,550        560,755
CRH PLC (building materials &
 components)....................     109,084      2,058,124

 ------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
IRELAND (CONTINUED)
Elan Corp. PLC (health &
personal care) (a)..............      42,400   $  1,089,660
Irish Life & Permanent PLC
 (insurance)....................      30,063        306,514
Kerry Group PLC Class A (food &
 household products)............      40,277        497,440
Smurfit (Jefferson) Group PLC
 (forest products & paper)......     347,647        902,571
                                               ------------
                                                  6,397,679
                                               ------------
ITALY (3.2%)
Assicurazioni Generali S.p.A.
 (insurance)....................      14,015        449,303
Banca Commerciale Italiana
 S.p.A. (banking)...............      78,400        471,366
Benetton Group S.p.A. (textile &
 apparel).......................     114,400        252,517
ENI S.p.A. (energy sources).....     217,140      1,268,997
Italgas S.p.A.
 (utilities-electrical & gas)...      43,000        177,626
Parmalat Finanziaria S.p.A.
 (food & household products)....      43,000         56,452
Pirelli S.p.A. (industrial
 components)....................      35,000         80,199
Riunione Adriatica di Sicurta
 S.p.A. (insurance).............       8,600         79,276
Telecom Italia S.p.A.
 (telecommunications)...........      56,630        488,693
Telecom Italia Mobile S.p.A.
 (telecommunications)...........     161,300      1,007,087
Unicredito Italiano S.p.A.
 (banking)......................     114,700        536,500
                                               ------------
                                                  4,868,016
                                               ------------
JAPAN (27.3%)
Ajinomoto Co., Inc. (food &
 household products) (b)........      66,000        739,290
Bandai Co. Ltd. First Section
 (recreation & other consumer
 goods).........................      19,000        464,248
Bank of Tokyo-Mitsubishi, Ltd.
 (banking)......................      89,000      1,473,635
Bridgestone Corp. (industrial
 components)....................      15,000        412,505
Fuji Bank (banking).............      66,000        904,349
Fujitsu, Ltd. (data processing &
 reproduction)..................      60,000      1,805,249
Hitachi, Ltd. (electrical &
 electronics) (b)...............      54,000        583,141
Honda Motor Co., Ltd.
 (automobiles) (b)..............      25,000      1,054,020
Industrial Bank of Japan, Ltd.
 (The) (banking) (b)............     102,000      1,378,083
Ito-Yokado Co., Ltd.
 (merchandising) (b)............      11,000        879,053
Japan Airlines Co., Ltd.
 (transportation-airlines)......     206,000        690,862

                                    SHARES        VALUE
                                  ------------------------
JAPAN (CONTINUED)
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables) (b)........      22,000   $    462,715
Mitsubishi Electric Corp.
 (electrical & electronics)
 (b)............................     137,000        757,448
Mitsubishi Estate Co., Ltd.
 (real estate) (b)..............      22,000        220,290
Mitsubishi Heavy Industries,
 Ltd. (machinery & engineering)
 (b)............................      90,000        352,713
Mitsui Fudosan Co., Ltd. (real
 estate)........................      35,000        261,253
NEC Corp. (electrical &
 electronics)...................      74,000      1,496,133
Nikko Securities Co., Ltd.
 (financial services)...........      93,000        873,303
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........       4,000        634,328
Nippon Express Co., Ltd.
 (transportation-road & rail)...      15,000        106,073
Nippon Mitsubishi Oil Corp.
 (energy sources)...............      56,000        246,832
Nippon Steel Corp.
 (metals-steel).................     146,000        370,728
Nippon Telegraph & Telephone
 Corp. (telecommunications).....          84      1,287,821
NKK Corp. (metals-steel) (a)....   1,012,000        833,941
NTT Data Corp. (business &
 public services)...............         190      3,003,957
NTT Mobile Communications
 Network, Inc.
 (telecommunications)...........         163      4,326,369
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)...................      31,000        418,829
Rohm Co., Ltd. (electronic
 components & instruments)......       6,000      1,345,313
Sharp Corp. (appliances &
household durables).............      23,000        365,841
Sony Corp. (appliances &
 household durables)............      15,000      2,337,050
Sumitomo Bank, Ltd. (banking)...      56,000        900,401
Sumitomo Electric Industries
 (industrial components)........      19,000        255,063
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)....................      52,000        349,283
Sumitomo Marine & Fire Insurance
 Co., Ltd. (insurance)..........     213,000      1,642,978
Takeda Chemical Industries, Ltd.
 (health & personal care).......      20,000      1,147,924
TDK Corp. (electronic components
 & instruments).................       4,000        391,329
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance)..........     125,000      1,634,929
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)...      15,300        341,589

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
JAPAN (CONTINUED)
Tokyo Seimitsu Co., Ltd.
(electronic components &
instruments)....................      10,000   $  1,217,872
Toshiba Corp. (electrical &
 electronics)...................     120,000        754,295
Tostem Corp. (building materials
 & components)..................      18,000        402,731
Toyota Motor Corp.
 (automobiles)..................      64,000      2,213,825
Trans Cosmos First Section
 (business & public services)...       1,000        126,962
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................       9,000        407,906
                                               ------------
                                                 41,872,459
                                               ------------
NETHERLANDS (3.9%)
ABN AMRO Holding N.V.
 (banking)......................      30,600        739,446
Akzo Nobel N.V. (chemicals).....       8,800        378,684
Elsevier N.V. (broadcasting &
 publishing)....................      10,900        103,457
Heineken N.V. (beverages &
 tobacco).......................       9,100        463,810
ING Groep N.V. (financial
 services)......................      20,505      1,208,687
Koninklijke KPN N.V.
 (telecommunications)...........      10,586        542,886
Koninklijke (Royal) Philips
 Electronics N.V. (appliance &
 household durables)............       7,600        778,869
Royal Dutch Petroleum Co.
 (energy sources)...............      22,921      1,369,170
TNT Post Group N.V. (business &
 public services)...............      10,286        261,642
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)....       5,240        174,982
                                               ------------
                                                  6,021,633
                                               ------------
NEW ZEALAND (0.2%)
Contact Energy Ltd. (utilities-
 electrical & gas) (a)..........     180,684        313,716
                                               ------------
PORTUGAL (2.2%)
Banco Comercial Portugues, S.A.
 Registered (banking)...........      34,773        978,811
Banco Espirito Santo, S.A.
 (banking)......................      40,069      1,041,125
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)...      23,500        365,080
Jeronimo Martins SGPS, S.A.
 (merchandising)................       4,000        111,585
Portugal Telecom, S.A.
 Registered
 (telecommunications)...........      11,600        516,976
Sonae SGPS, S.A. (forest
 products & paper)..............      12,210        407,608
                                               ------------
                                                  3,421,185
                                               ------------

                                    SHARES        VALUE
                                  ------------------------

SPAIN (3.7%)
Acerinox, S.A. (metals-steel)...      11,550   $    350,854
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)...............      11,893        128,133
Banco Bilbao Vizcaya, S.A.
 Registered (banking)...........      54,840        736,672
Banco Santander Central Hispano,
 S.A. (banking).................     100,576      1,043,416
Endesa, S.A.
 (utilities-electrical & gas)...      28,370        567,472
Fomento de Construcciones y
 Contratas, S.A. (construction &
 housing).......................       4,360        109,300
Gas Natural SDG, S.A.
 (utilities-electrical & gas)...      12,180        268,852
Iberdrola, S.A.
 (utilities-electrical & gas)...      36,370        529,850
Repsol, S.A. (energy sources)...      28,650        590,237
Telefonica, S.A.
 (telecommunications) (a).......      78,780      1,295,087
                                               ------------
                                                  5,619,873
                                               ------------
SWEDEN (1.5%)
AstraZeneca AB Series A (health
 & personal care)...............      22,803      1,028,299
ForeningsSparbanken AB
 (banking)......................      19,950        317,236
Hennes & Mauritz AB Series B
 (merchandising)................      11,600        307,665
Skandia Forsakrings AB
 (insurance)....................      14,800        328,762
Svenska Handelsbanken Series A
 (banking)......................      23,100        319,658
                                               ------------
                                                  2,301,620
                                               ------------
SWITZERLAND (5.9%)
Credit Suisse Group Registered
 (banking)......................       5,200        999,934
Nestle S.A. Registered (food &
 household products)............         900      1,736,562
Novartis AG Registered (health &
 personal care).................         726      1,086,355
Roche Holdings AG Genusscheine
 (health & personal care).......         200      2,402,047
Schweizerische
 Rueckversicherungs Gesellschaft
 Registered (insurance).........         400        829,559

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                  ------------------------
SWITZERLAND (CONTINUED)
UBS AG Registered (banking).....       5,084   $  1,479,788
Zurich Allied AG Registered
 (insurance)....................       1,000        566,384
                                               ------------
                                                  9,100,629
                                               ------------
UNITED KINGDOM (17.6%)
Abbey National PLC (banking)
 (b)............................      33,338        650,983
Allied Zurich PLC (insurance)
 (b)............................      21,703        261,752
Barclays PLC (banking) (b)......      33,031      1,009,759
Bass PLC (leisure & tourism)
 (b)............................      86,203        945,599
BG PLC (utilities- electrical &
 gas) (b).......................     120,167        665,984
Boots Co. PLC
 (merchandising) (b)............      39,404        404,114
BP Amoco PLC (energy sources)
 (b)............................     182,680      1,770,085
British Airways PLC
 (transportation-airlines)
 (b)............................      96,104        499,507
British American Tobacco PLC
 (beverages & tobacco) (b)......      21,703        143,518
British Telecommunications PLC
 (telecommunications) (b).......     124,236      2,249,588
Cable & Wireless PLC
 (telecommunications) (b).......     116,658      1,361,029
CGU PLC (insurance) (b).........      38,124        554,575
Diageo PLC (beverages & tobacco)
 (b)............................      79,623        803,520
EMI Group PLC (recreation &
 other consumer goods) (b)......     116,840        916,437
General Electric Co. PLC
 (electrical & electronics)
 (b)............................     100,912      1,095,357
Granada Group PLC (leisure &
 tourism) (b)...................      40,332        318,330
Great Universal Stores PLC (The)
 (merchandising) (b)............      48,686        369,087
Imperial Chemical Industries PLC
 (chemicals) (b)................     105,460      1,046,951
Kingfisher PLC (merchandising)
 (b)............................      43,556        474,926
Lloyds TSB Group PLC (banking)
 (b)............................     100,858      1,392,668
Marks & Spencer PLC
 (merchandising) (b)............      82,288        378,075
National Power PLC (utilities-
 electrical & gas) (b)..........      28,450        191,987
National Westminster Bank PLC
 (banking)......................      30,162        680,033

                                    SHARES        VALUE
                                  ------------------------

UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-
 shipping) (b)..................      22,626   $    320,036
Prudential Corp. PLC (insurance)
 (b)............................      47,209        739,408
Reed International PLC
 (broadcasting & publishing)
 (b)............................      47,962        279,389
Rio Tinto PLC Registered
 (metals-nonferrous) (b)........      34,448        588,434
Royal Bank of Scotland Group PLC
 (banking)......................      48,500      1,115,765
Sainsbury (J.) PLC
 (merchandising) (b)............      56,459        338,381
Scottish Power PLC (utilities-
 electrical & gas) (b)..........      47,860        443,323
SmithKline Beecham PLC (health &
 personal care).................     133,840      1,721,810
Unilever PLC (food & household
 products) (b)..................      92,101        853,123
Vodafone AirTouch PLC
 (telecommunications) (b).......     546,441      2,537,540
                                               ------------
                                                 27,121,073
                                               ------------
UNITED STATES (0.5%)
Hellenic Telecommunications
 Organization S.A.
 (telecommunications)...........      75,200        799,000
                                               ------------
Total Common Stocks
 (Cost $116,553,947)............                150,071,242
                                               ------------
PURCHASED OPTIONS (0.1%)
                                   NOTIONAL
                                    AMOUNT
                                  ----------
UNITED STATES (0.1%)
U.S. Dollar Call/Japanese Yen
 Put Strike price Y110
 Expire 2/9/00 (a)(f)...........   7,445,000         59,429
                                               ------------
Total Options
 (Cost $125,076)................                     59,429
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM INVESTMENT (1.4%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
COMMERCIAL PAPER (1.4%)
UNITED STATES (1.4%)
Xerox Credit Corp.
 5.33%, due 11/1/99
 (financial services)...........  $2,200,000   $  2,200,000
                                               ------------
Total Short-Term Investment
 (Cost $2,200,000)..............                  2,200,000
                                               ------------
Total Investments
 (Cost $118,879,023) (d)........        99.2%   152,330,671(e)
Cash and Other Assets,
 Less Liabilities...............         0.8      1,268,172
                                  ----------   ------------
Net Assets......................       100.0%  $153,598,843
                                  ==========   ============

------------
(a)  Non-income producing security.
(b) Segregated or partially segregated as collateral for forward foreign currency contracts.
(c) Installment receipt is a transaction with a set contract price which is paid in installments over a period of time.
(d)  The cost for Federal income tax purposes is $120,033,002.
(e) At October 31, 1999 net unrealized appreciation for securities was $32,297,669, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $36,462,304 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,164,635.
(f)  Y--Japanese Yen.

The table below sets forth the diversification of International Equity Fund investments excluding currency options by industry.

INDUSTRY DIVERSIFICATION

                                  VALUE       PERCENT +
                               ------------------------
Aerospace & Military
  Technology................   $    346,467       0.2%
Appliances & Household
  Durables..................      3,944,474       2.6
Automobiles.................      5,227,557       3.4
Banking.....................     22,296,881      14.5
Beverages & Tobacco.........      1,744,879       1.1
Broadcasting & Publishing...        557,828       0.4
Building Materials &
  Components................      3,192,247       2.1
Business & Public
  Services..................      5,767,186       3.8
Chemicals...................      3,550,031       2.3
Construction & Housing......        109,300       0.1
Data Processing &
  Reproduction..............      1,805,249       1.2
Electrical & Electronics....      9,570,539       6.2
Electronic Components &
  Instruments...............      4,029,947       2.6
Energy Sources..............      7,444,373       4.8
Financial Services..........      4,281,991       2.8
Food & Household Products...      4,984,022       3.2
Forest Products & Paper.....      1,535,126       1.0
Health & Personal Care......     12,052,265       7.8
Industrial Components.......        747,768       0.5
Insurance...................     11,999,590       7.8
Leisure & Tourism...........      1,263,929       0.8
Machinery & Engineering.....        352,713       0.2
Merchandising...............      7,303,590       4.8
Metals-Nonferrous...........      1,783,614       1.2
Metals-Steel................      1,555,522       1.0
Multi-Industry..............      1,117,187       0.7
Real Estate.................      1,225,604       0.8
Recreation & Other Consumer
  Goods.....................      2,015,013       1.3
Telecommunications..........     21,235,816      13.8
Textile & Apparel...........        252,517       0.2
Transportation-Airlines.....      1,190,369       0.8
Transportation-Road & Rail..        106,073       0.1
Transportation-Shipping.....        320,036       0.2
Utilities-Electrical &
  Gas.......................      7,361,539       4.8
                               ------------     -----
                                152,271,242      99.1
Cash and Other Assets,
  Less Liabilities..........      1,327,601       0.9
                               ------------     -----
Net Assets..................   $153,598,843     100.0%
                               ============     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $118,879,023)...........................  $  152,330,671
 Cash denominated in foreign currencies
   (identified cost $1,243,760).................       1,248,083
 Cash...........................................          45,782
 Receivables:
   Dividends and interest.......................         523,664
   Fund shares sold.............................         301,730
 Unrealized appreciation on foreign currency
   forward contracts............................         352,203
                                                  --------------
       Total assets.............................     154,802,133
                                                  --------------
LIABILITIES:
 Payables:
   MainStay Management..........................         107,684
   Custodian....................................          15,550
   Transfer agent...............................           2,312
   Fund shares redeemed.........................              35
 Accrued expenses...............................          64,345
 Unrealized depreciation on foreign currency
   forward contracts............................       1,013,364
                                                  --------------
       Total liabilities........................       1,203,290
                                                  --------------
 Net assets.....................................  $  153,598,843
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class..........................  $       11,677
   Institutional Service Class..................              52
 Additional paid-in capital.....................     115,109,037
 Accumulated distribution in excess of net
   investment income............................        (204,575)
 Accumulated undistributed net realized gain on
   investments..................................       5,910,172
 Net unrealized appreciation on investments.....      33,451,648
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts....................................        (679,168)
                                                  --------------
 Net assets.....................................  $  153,598,843
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $  152,927,969
                                                  ==============
 Shares of capital stock outstanding............      11,677,509
                                                  ==============
 Net asset value per share outstanding..........  $        13.10
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $      670,874
                                                  ==============
 Shares of capital stock outstanding............          51,734
                                                  ==============
 Net asset value per share outstanding..........  $        12.97
                                                  ==============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                          1999*           1998
                                      -------------   -------------
INVESTMENT INCOME:
 Income:
   Dividends (a)....................  $  2,330,017    $  2,152,305
   Interest.........................        63,930         633,970
                                      ------------    ------------
       Total income.................     2,393,947       2,786,275
                                      ------------    ------------
 Expenses:
   Management.......................     1,013,499       1,104,413
   Custodian........................        51,529          69,466
   Professional.....................        47,321          52,964
   Transfer agent...................        23,070          26,706
   Registration.....................        22,060          25,862
   Shareholder communication........         9,152          22,772
   Directors........................         2,626           2,927
   Amortization of organization
     expense........................         1,888           2,267
   Service..........................         1,386           1,606
   Miscellaneous....................        27,369          28,622
                                      ------------    ------------
       Total expenses before
        reimbursement...............     1,199,900       1,337,605
   Expense reimbursement from
     Manager........................            --         (36,690)
                                      ------------    ------------
       Net expenses.................     1,199,900       1,300,915
                                      ------------    ------------
 Net investment income..............     1,194,047       1,485,360
                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions............    10,337,607       3,455,663
   Option transactions..............        33,590        (131,742)
   Foreign currency transactions....      (541,007)        215,414
                                      ------------    ------------
 Net realized gain on investments
   and foreign currency
   transactions.....................     9,830,190       3,539,335
                                      ------------    ------------
 Net change in unrealized
   appreciation (depreciation) on
   investments:
   Security transactions............     4,910,478      21,531,002
   Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts..............      (382,376)       (517,137)
                                      ------------    ------------
 Net unrealized gain on investments
   and foreign currency
   transactions.....................     4,528,102      21,013,865
                                      ------------    ------------
 Net realized and unrealized gain on
   investments and foreign currency
   transactions.....................    14,358,292      24,553,200
                                      ------------    ------------
 Net increase in net assets
   resulting from operations........  $ 15,552,339    $ 26,038,560
                                      ============    ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $324,720 and $296,522 for 1999 and 1998 respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997.

                                                                 1999*           1998           1997
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  1,194,047   $  1,485,360   $  1,587,348
    Net realized gain (loss) on investments.................    10,337,607      3,455,663     (1,080,939)
    Net realized gain (loss) on option transactions.........        33,590       (131,742)            --
    Net realized gain (loss) on foreign currency
      transactions..........................................      (541,007)       215,414     10,328,021
    Net change in unrealized appreciation on investments....     4,910,478     21,531,002      2,187,439
    Net change in unrealized appreciation (depreciation) on
      translation of other assets and liabilities in foreign
      currencies and foreign currency forward contracts.....      (382,376)      (517,137)    (4,839,110)
                                                              ------------   ------------   ------------
    Net increase in net assets resulting from operations....    15,552,339     26,038,560      8,182,759
                                                              ------------   ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income and net realized gain on
      foreign currency transactions:
      Institutional Class...................................            --     (2,785,467)    (9,819,650)
      Institutional Service Class...........................            --        (12,219)       (50,906)
    From net realized gain on investments:
      Institutional Class...................................            --             --     (2,944,160)
      Institutional Service Class...........................            --             --        (15,790)
    In excess of net investment income:
      Institutional Class...................................      (397,399)    (1,254,408)            --
      Institutional Service Class...........................        (1,740)        (5,503)            --
                                                              ------------   ------------   ------------
        Total dividends and distributions to shareholders...      (399,139)    (4,057,597)   (12,830,506)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    18,761,908     40,302,257     11,849,479
      Institutional Service Class...........................       115,655         44,972        163,090
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................       397,290      4,039,873     12,104,179
      Institutional Service Class...........................         1,740         17,705         66,689
                                                              ------------   ------------   ------------
                                                                19,276,593     44,404,807     24,183,437
    Cost of shares redeemed:
      Institutional Class...................................   (21,946,803)   (39,356,137)   (31,841,602)
      Institutional Service Class...........................      (189,178)      (105,878)      (318,224)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (2,859,388)     4,942,792     (7,976,389)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................    12,293,812     26,923,755    (12,624,136)
NET ASSETS:
  Beginning of period.......................................   141,305,031    114,381,276    127,005,412
                                                              ------------   ------------   ------------
  End of period.............................................  $153,598,843   $141,305,031    114,381,276
                                                              ============   ============   ============
  Accumulated distribution in excess of net investment
    income at end of period.................................  $   (204,575)  $ (1,496,798)  $   (236,887)
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................    $  11.81        $  11.72        $   9.93        $   9.85
                                                           --------        --------        --------        --------
Net investment income..................................        0.10            0.05            0.13            0.11
Net realized and unrealized gain (loss) on
  investments..........................................        1.30            1.31            2.12            2.11
Net realized and unrealized gain (loss) on foreign
  currency transactions................................       (0.08)          (0.08)          (0.03)          (0.03)
                                                           --------        --------        --------        --------
Total from investment operations.......................        1.32            1.28            2.22            2.19
                                                           --------        --------        --------        --------
Less dividends and distributions:
From net investment income and net realized gain on
  foreign currency transactions........................          --              --           (0.24)          (0.22)
From net realized gain on investments..................          --              --              --              --
In excess of net investment income.....................       (0.03)          (0.03)          (0.10)          (0.10)
                                                           --------        --------        --------        --------
Total dividends and distributions......................       (0.03)          (0.03)          (0.34)          (0.32)
                                                           --------        --------        --------        --------
Net asset value at end of period.......................    $  13.10        $  12.97        $  11.81        $  11.72
                                                           ========        ========        ========        ========
Total investment return................................       11.23%(c)       10.96%(c)       22.41%          22.20%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        1.00%+          0.75%+          1.14%           0.89%
  Net expenses.........................................        1.01%+          1.26%+          1.00%           1.25%
  Expenses (before reimbursement)......................        1.01%+          1.26%+          1.03%           1.28%
Portfolio turnover rate................................          35%             35%             51%             51%
Net assets at end of period (in 000's).................    $152,928        $    671        $140,630        $    675

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Commencement of operations.
(b) Less than one cent per share.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                        YEAR ENDED DECEMBER 31                            JANUARY 1, 1995(a)
     -------------------------------------------------------------              THROUGH
                 1997                            1996                      DECEMBER 31, 1995
     -----------------------------   -----------------------------   -----------------------------
       $  10.63        $  10.58        $  10.35        $  10.33        $  10.00        $  10.00
       --------        --------        --------        --------        --------        --------
           1.14            1.11            0.64            0.62            0.36            0.35
          (0.10)          (0.10)           0.09            0.09            0.17            0.16
          (0.49)          (0.52)           0.51            0.48            0.18            0.17
       --------        --------        --------        --------        --------        --------
           0.55            0.49            1.24            1.19            0.71            0.68
       --------        --------        --------        --------        --------        --------
          (0.96)          (0.93)          (0.84)          (0.82)          (0.10)          (0.09)
          (0.29)          (0.29)          (0.12)          (0.12)          (0.26)          (0.26)
             --              --              --              --           (0.00)(b)       (0.00)(b)
       --------        --------        --------        --------        --------        --------
          (1.25)          (1.22)          (0.96)          (0.94)          (0.36)          (0.35)
       --------        --------        --------        --------        --------        --------
       $   9.93        $   9.85        $  10.63        $  10.58        $  10.35        $  10.33
       ========        ========        ========        ========        ========        ========
           5.44%           4.88%          12.09%          11.59%           7.17%           6.86%
           1.23%           0.98%           0.83%           0.58%           1.05%           0.80%
           1.00%           1.25%           1.00%           1.25%           1.00%           1.25%
           1.04%           1.29%           1.07%           1.32%           1.07%           1.32%
             37%             37%             23%             23%             26%             26%
       $113,774        $    607        $126,280        $    725        $ 96,714        $    213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
--------------------------------------------------------------------------------

During the ten months ended October 31, 1999,(1) value investors had something of a roller coaster ride. In the first quarter of calendar 1999, the market focused on the largest of the large-cap growth stocks. In the second quarter, value stocks and smaller-capitalization companies came back into favor after a long hiatus. The third quarter was challenging for both growth and value stocks, as the Federal Reserve Board raised the targeted federal funds rate by 25 basis points for the second time this year on August 24, 1999. Since higher interest rates make it more expensive for companies to borrow capital and more difficult for them to meet earnings projections, most sectors suffered setbacks in the third quarter of 1999--with technology serving as a notable exception. In October, equity markets rebounded on news that gross domestic product rose 4.8% in the third quarter, while the Employment Cost Index remained lower than expected.

Oil prices continued to trend upward through most of the ten months ended October 31, 1999. During the reporting period, consumer sectors became highly reactive to interest rates and inflation expectations. Financial stocks, which suffered as interest rates climbed through much of the reporting period, recorded a brisk recovery at the end of October 1999.

PERFORMANCE REVIEW

For the ten months ended October 31, 1999, the MainStay Institutional Value Equity Fund returned 7.91% for Institutional Class shares and 7.65% for Service Class shares. Both share classes outperformed the 3.46% return of the average Lipper(2) multi-cap value fund over the same period. Much of the Fund's outperformance was due to its overweighted positions in traditional value sectors, including basic materials, energy, and consumer cyclicals, which performed well as oil prices rose and value stocks soared in the second quarter of 1999. The Fund also benefited by being underweighted in consumer staples and health care, which were generally weak sectors throughout the reporting period.

The primary factor influencing the Fund's performance was its strict value discipline. Although growth-oriented stocks such as large-cap technology issues generally outperformed the rest of the market, the Fund continued to invest in stocks that met the Fund's rigorous value standards. Given the high price/earnings ratios of most technology issues, they did not fall within the Fund's investment process. One technology stock that did fit the Fund's investment profile and performed well, however, was Adaptec, which more than doubled in price over the ten-month reporting period. Electrical equipment manufacturer Honeywell also benefited from strong demand, rising 37% in the ten months ended October 31, 1999.

SECTORS AND SECURITIES

In a rising interest-rate environment, financial and insurance stocks tended to decline. There were exceptions, however, including Citigroup, which rose over 50% for the ten months ended October 31, 1999, and MGIC Investment, which ended the reporting period at a 52-week high.

After recording substantial gains in the first and second quarters of 1999, United Health Care declined in September in response to concerns about litigation against the HMO industry. As the market rallied in October, however, the stock made a substantial recovery to close the reporting period about 15% higher than where it started calendar 1999.

Oil and gas services stocks rose with rising oil and gas prices. Among the strong performers in this sector were Kerr-McGee, Texaco, Union Pacific Resources, and Ocean Energy. Another strong sector for the ten-month period was paper and forest products, with Georgia-Pacific, International Paper, and Bowater all recording gains. Paper container company Smurfit-Stone Container also gained ground for the reporting period, despite setbacks as the market anticipated or reacted to moves by the Federal Reserve.

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

Other positive performers for the Fund included Harrah's Entertainment, Mark IV Industries, and Reynolds Metals. The Fund's utility stocks had mixed results, with Energy East and Texas Utilities trending downward, while Illinova and El Paso Energy recorded substantial gains for the reporting period.

The Fund also had several stocks that performed poorly during the reporting period. The Fund purchased the stock of Service Corp. International, a leading funeral service company, after a sharp price decline. Despite cost cutting initiatives, however, the stock continued to trend downward through the end of October. Kmart and Sherwin-Williams were other consumer cyclical stocks that suffered from July through October 1999, amid investor concerns about rising rates and possible inflation. Despite earlier gains, Federated Department Stores also lost ground from July through October, to end the ten-month reporting period almost where it began.

Finally, Philip Morris, which we continue to believe is trading at a significant discount, suffered from tobacco litigation concerns and was among the Fund's worst-performing stocks for the ten months ended October 31, 1999.

LOOKING AHEAD

We believe the upsurge in value stocks and smaller-capitalization equities in the second quarter of 1999 underscores the importance of including value investments in a well-diversified portfolio. Value stocks typically outperform in periods in which their earnings growth exceeds that of the broad market. With the current backdrop of a continued global economic recovery and rising oil prices, earnings growth for industrial, commodity-oriented, and energy stocks is gaining considerable momentum. We believe these very favorable earnings fundamentals, combined with historically-low valuations, make value stocks an extremely attractive investment opportunity for investors.

Whatever the markets or economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              VALUE EQUITY FUND VS
                                 S&P 500 INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                                                                   VALUE
                                                                       S&P 500 INDEX                            EQUITY FUND
                                                                       -------------                            -----------
01/02/91                                                                      250000                             250000
03/31/91                                                                      286325                             288750
06/30/91                                                                      285666                             295750
09/30/91                                                                      300950                             321750
12/31/91                                                                      326169                             341500
03/31/92                                                                      317917                             367387
06/30/92                                                                      323958                             365932
09/30/92                                                                      334162                             371172
12/31/92                                                                      351004                             412219
03/31/93                                                                      366343                             436628
06/30/93                                                                      368138                             441749
09/30/93                                                                      377636                             467011
12/31/93                                                                      386397                             473637
03/31/94                                                                      371753                             474401
06/30/94                                                                      373314                             476692
09/30/94                                                                      391569                             500374
12/31/94                                                                      391491                             479424
03/31/95                                                                      429622                             521653
06/30/95                                                                      470651                             554773
09/30/95                                                                      508068                             590792
12/31/95                                                                      538653                             620473
03/31/96                                                                      567579                             660032
06/30/96                                                                      593063                             668201
09/30/96                                                                      611389                             690131
12/31/96                                                                      662317                             759502
03/31/97                                                                      680068                             755194
06/30/97                                                                      798875                             843731
09/30/97                                                                      858631                             913125
12/31/97                                                                      883274                             931372
03/31/98                                                                     1006491                            1028722
06/30/98                                                                     1039705                             967237
09/30/98                                                                      936254                             801002
12/31/98                                                                     1135676                             855946
03/31/99                                                                     1192347                             868319
06/30/99                                                                     1276526                             986958
09/30/99                                                                     1196743                             901072
10/31/99                                                                     1272497                             923651



                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              VALUE EQUITY FUND VS
                                 S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                                                   VALUE
                                                                       S&P 500 INDEX                            EQUITY FUND
                                                                       -------------                            -----------
01/02/91                                                                      250000                             250000
03/31/91                                                                      286325                             288750
06/30/91                                                                      285666                             295750
09/30/91                                                                      300950                             321750
12/31/91                                                                      326169                             341500
03/31/92                                                                      317917                             367387
06/30/92                                                                      323958                             365932
09/30/92                                                                      334162                             371172
12/31/92                                                                      351004                             412219
03/31/93                                                                      366343                             436628
06/30/93                                                                      368138                             441749
09/30/93                                                                      377636                             467011
12/31/93                                                                      386397                             473637
03/31/94                                                                      371753                             474401
06/30/94                                                                      373314                             476692
09/30/94                                                                      391569                             500374
12/31/94                                                                      391491                             479424
03/31/95                                                                      429622                             522067
06/30/95                                                                      470651                             555187
09/30/95                                                                      508068                             590792
12/31/95                                                                      538653                             619976
03/31/96                                                                      567579                             659073
06/30/96                                                                      593063                             666807
09/30/96                                                                      611389                             688289
12/31/96                                                                      662317                             756979
03/31/97                                                                      680068                             752203
06/30/97                                                                      798875                             839602
09/30/97                                                                      858631                             908375
12/31/97                                                                      883274                             925611
03/31/98                                                                      100649                             102185
06/30/98                                                                       10397                             960145
09/30/98                                                                      936254                             794271
12/31/98                                                                      113568                             848787
03/31/99                                                                      119235                             860335
06/30/99                                                                      127653                             977260
09/30/99                                                                      119674                             891371
10/31/99                                                                       12725                             913753

Source: Lipper, Inc.
THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                          TOTAL RETURN*            SEC AVERAGE ANNUAL TOTAL RETURN*
            PERFORMANCE               AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------
                                      YEAR TO DATE             ONE YEAR   FIVE YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------
Value Equity Fund Institutional
Class                                          7.91%             6.39%      13.16%           15.94%
Value Equity Fund Service Class(+)             7.65              6.12       12.92            15.79
Average Lipper multi-cap value
 fund(++)                                      3.46             11.66       17.17            15.81
S&P 500 Index                                 12.03             25.67       26.02            20.61

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                           Year end                                               Ten Months
TOTAL RETURN %*                                          December 31                                          ended October 31,
                     1991       1992       1993        1994        1995        1996        1997      1998           1999
                     ----       ----       ----        ----        ----        ----        ----      ----     -----------------
                    36.60      20.71      14.90        1.22       29.42       22.41       22.63      -8.1         7.91%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

++ Lipper's new fund classification structure, effective September 1999, is reflected in this material.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

COMMON STOCKS (93.7%)+
                                   SHARES         VALUE
                                 -------------------------
ALUMINUM (1.9%)
Reynolds Metals Co. ...........      234,800   $ 14,190,725
                                               ------------
AUTO PARTS & EQUIPMENT (1.8%)
Federal-Mogul Corp. ...........      255,900      6,429,488
Mark IV Industries, Inc. ......      371,800      7,157,150
                                               ------------
                                                 13,586,638
                                               ------------
BANKS (7.3%)
Bank of America Corp. .........      250,920     16,152,975
Chase Manhattan Corp. (The)....      154,200     13,473,225
Fleet Boston Corp. ............      203,716      8,887,111
Washington Mutual, Inc. .......      448,300     16,110,781
                                               ------------
                                                 54,624,092
                                               ------------
BUILDING MATERIALS (0.6%)
Sherwin-Williams Co. (The).....      196,100      4,387,738
                                               ------------
CHEMICALS (1.1%)
IMC Global Inc. ...............      621,260      7,921,065
                                               ------------
COMPUTER SYSTEMS (2.1%)
Seagate Technology, Inc. (a)...      524,300     15,434,081
                                               ------------
CONTAINERS (4.4%)
Owens-Illinois, Inc. (a).......      410,300      9,821,556
Smurfit-Stone Container Corp.
 (a)...........................      714,900     15,459,713
Temple-Inland Inc. ............      134,600      7,823,625
                                               ------------
                                                 33,104,894
                                               ------------
ELECTRIC POWER COMPANIES (8.0%)
DTE Energy Co. ................      276,200      9,166,388
Energy East Corp. .............      364,000      9,145,500
Illinova Corp. ................      456,800     14,531,950
Niagara Mohawk Holdings Inc.
 (a)...........................      749,500     11,898,312
Texas Utilities Co. ...........      400,000     15,500,000
                                               ------------
                                                 60,242,150
                                               ------------
ELECTRICAL EQUIPMENT (1.4%)
Honeywell Inc. ................      103,000     10,860,062
                                               ------------
ELECTRONICS--SEMICONDUCTORS (2.0%)
Adaptec, Inc. (a)..............      331,300     14,908,500
                                               ------------
ENGINEERING & CONSTRUCTION (1.7%)
Fluor Corp. ...................      325,100     12,963,362
                                               ------------
FINANCIAL--MISCELLANEOUS (8.2%)
American General Corp. ........      264,500     19,622,594
AXA Financial, Inc. ...........      562,100     18,022,331
Citigroup Inc. ................      279,500     15,127,938
SLM Holding Corp. .............      170,000      8,319,375
                                               ------------
                                                 61,092,238
                                               ------------

                                   SHARES         VALUE
                                 -------------------------

FOOD (3.2%)
ConAgra, Inc. .................      459,500   $ 11,975,719
Heinz (H.J.) Co. ..............      252,200     12,042,550
                                               ------------
                                                 24,018,269
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (1.0%)
Becton, Dickinson & Co. .......      285,700      7,249,637
                                               ------------
HEALTH CARE--MISCELLANEOUS (1.8%)
United HealthCare Corp. .......      260,500     13,464,594
                                               ------------
HEAVY DUTY TRUCKS & PARTS (1.0%)
Dana Corp. ....................      250,900      7,417,231
                                               ------------
HOTEL/MOTEL (1.6%)
Harrah's Entertainment, Inc.
 (a)...........................      427,800     12,379,462
                                               ------------
INSURANCE (6.0%)
Allstate Corp. (The)...........      574,042     16,503,707
Conseco, Inc. .................      363,100      8,827,869
MGIC Investment Corp. .........      322,700     19,281,325
                                               ------------
                                                 44,612,901
                                               ------------
LEISURE TIME (0.4%)
Callaway Golf Co. .............      200,900      2,699,594
                                               ------------
MACHINERY--DIVERSIFIED (2.4%)
American Standard Cos. Inc.
 (a)...........................      472,500     18,043,594
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.6%)
Coastal Corp. (The)............      362,000     15,249,250
El Paso Energy Corp. ..........      286,500     11,746,500
                                               ------------
                                                 26,995,750
                                               ------------
OIL & GAS SERVICES (9.6%)
Noble Affiliates, Inc. ........      510,600     12,924,563
Ocean Energy, Inc. (a).........      682,400      6,269,550
Santa Fe Snyder Corp. (a)......    1,065,600      9,190,800
Union Pacific Resources Group
 Inc. .........................    1,327,800     19,253,100
Unocal Corp. ..................      431,800     14,897,100
Valero Energy Corp. ...........      531,600      9,768,150
                                               ------------
                                                 72,303,263
                                               ------------
OIL--INTEGRATED DOMESTIC (3.9%)
Kerr-McGee Corp. ..............      268,283     14,420,211
Tosco Corp. ...................      590,600     14,949,563
                                               ------------
                                                 29,369,774
                                               ------------
OIL--INTEGRATED INTERNATIONAL (2.1%)
Texaco Inc. ...................      260,800     16,006,600
                                               ------------
PAPER & FOREST PRODUCTS (1.8%)
Georgia-Pacific Group..........      334,800     13,287,375
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

COMMON STOCKS (CONTINUED)
                                   SHARES         VALUE
                                 -------------------------
RETAIL (3.3%)
Federated Department Stores,
 Inc. (a)......................      304,900   $ 13,015,419
Office Depot, Inc. (a).........      486,600      6,052,087
Payless ShoeSource, Inc. (a)...      127,000      5,818,188
                                               ------------
                                                 24,885,694
                                               ------------
STEEL (1.4%)
USX--U.S. Steel Group..........      416,400     10,644,225
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (2.6%)
AT&T Corp. ....................      418,100     19,546,175
                                               ------------
TELEPHONE (3.8%)
Bell Atlantic Corp. ...........      257,800     16,740,887
Nippon Telegraph & Telephone
 Corp. ADR (b)(c)..............      150,000     11,606,250
                                               ------------
                                                 28,347,137
                                               ------------
TEXTILES--APPAREL MANUFACTURERS (1.0%)
Liz Claiborne, Inc. ...........      190,700      7,628,000
                                               ------------
TEXTILES--HOME FURNISHINGS (1.2%)
Shaw Industries, Inc. .........      563,600      8,700,575
                                               ------------
TOBACCO (1.1%)
Philip Morris Cos. Inc. .......      320,300      8,067,556
                                               ------------
TOYS (0.4%)
Mattel, Inc. ..................      220,200      2,945,175
                                               ------------
Total Common Stocks
 (Cost $664,428,854)...........                 701,928,126
                                               ------------
SHORT-TERM INVESTMENTS (3.5%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                 --------------------------
COMMERCIAL PAPER (3.5%)
American Express Credit Corp.
 5.27%, due 11/10/99...........  $ 7,925,000   $  7,914,554
General Electric Co. 5.26%, due
 11/4/99.......................   10,000,000      9,995,609
Merrill Lynch & Co., Inc.
 5.32%, due 11/8/99............    8,000,000      7,991,721
                                               ------------
Total Short-Term Investments
 (Cost $25,901,884)............                  25,901,884
                                               ------------
Total Investments
 (Cost $690,330,738) (d).......         97.2%   727,830,010(e)
Cash and Other Assets,
 Less Liabilities..............          2.8     20,887,393
                                 -----------   ------------
Net Assets.....................        100.0%  $748,717,403
                                 ===========   ============

------------
(a)  Non-income producing security.
(b)  ADR--American Depository Receipt.
(c)  Segregated as collateral for foreign currency forward contract.
(d)  The cost for Federal income tax purposes is $692,296,014.
(e) At October 31 1999, net unrealized appreciation was $35,533,996 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $92,805,225 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $57,271,229.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

VALUE EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $690,330,738)...........................  $  727,830,010
   Cash.........................................           3,475
 Receivables:
   Investment securities sold...................      20,454,080
   Dividends....................................         707,523
   Fund shares sold.............................         527,363
 Other assets...................................         178,590
                                                  --------------
       Total assets.............................     749,701,041
                                                  --------------
LIABILITIES:
 Payables:
   MainStay Management..........................         521,397
   Fund shares redeemed.........................         136,942
   Transfer agent...............................          38,029
   Custodian....................................          32,892
 Accrued expenses...............................         117,032
 Unrealized depreciation on foreign currency
   forward contract.............................         137,346
                                                  --------------
       Total liabilities........................         983,638
                                                  --------------
 Net assets.....................................  $  748,717,403
                                                  ==============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1
   billion shares authorized
   Institutional Class..........................  $       58,409
   Institutional Service Class..................             586
 Additional paid-in capital.....................     733,849,254
 Accumulated undistributed net investment
   income.......................................       5,050,776
 Accumulated net realized loss on investments...     (27,603,548)
 Net unrealized appreciation on investments.....      37,499,272
 Net unrealized depreciation on foreign currency
   forward contract.............................        (137,346)
                                                  --------------
 Net assets.....................................  $  748,717,403
                                                  ==============
Institutional Class
 Net assets applicable to outstanding shares....  $  741,299,694
                                                  ==============
 Shares of capital stock outstanding............      58,409,114
                                                  ==============
 Net asset value per share outstanding..........  $        12.69
                                                  ==============
Institutional Service Class
 Net assets applicable to outstanding shares....  $    7,417,709
                                                  ==============
 Shares of capital stock outstanding............         585,816
                                                  ==============
 Net asset value per share outstanding..........  $        12.66
                                                  ==============


STATEMENT OF OPERATIONS
For the period January 1, 1999 through
October 31, 1999* and the year ended December 31, 1998

                                          1999*           1998
                                      -------------   -------------
INVESTMENT INCOME:
 Income:
   Dividends (a)....................  $ 10,772,059    $ 16,935,634
   Interest.........................     1,064,057       1,833,972
                                      ------------    ------------
       Total income.................    11,836,116      18,769,606
                                      ------------    ------------
 Expenses:
   Management.......................     5,585,920       7,963,179
   Transfer agent...................       451,916         595,714
   Professional.....................        79,060         122,370
   Custodian........................        61,200          76,203
   Shareholder communication........        56,341         157,349
   Registration.....................        27,322          45,092
   Service..........................        18,025          26,870
   Directors........................        14,355          23,873
   Miscellaneous....................        25,454          38,594
                                      ------------    ------------
       Total expenses...............     6,319,593       9,049,244
                                      ------------    ------------
 Net investment income..............     5,516,523       9,720,362
                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 FORWARD CONTRACT TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions............   (19,012,807)    129,651,994
   Foreign currency forward contract
     transactions...................      (463,313)             --
                                      ------------    ------------
 Net realized gain (loss) on
   investments and foreign currency
   forward contract transactions....   (19,476,120)    129,651,994
                                      ------------    ------------
 Net change in unrealized
   appreciation (depreciation) on
   investments:
   Security transactions............    72,502,018    (210,699,021)
   Foreign currency forward
     contract.......................        65,533        (202,879)
                                      ------------    ------------
 Net unrealized gain (loss) on
   investments and foreign currency
   forward contract.................    72,567,551    (210,901,900)
                                      ------------    ------------
 Net realized and unrealized gain
   (loss) on investments............    53,091,431     (81,249,906)
                                      ------------    ------------
 Net increase (decrease) in net
   assets resulting from
   operations.......................  $ 58,607,954    $(71,529,544)
                                      ============    ============

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Dividends recorded net of foreign withholding taxes of $15,795 and $113,694 for 1999 and 1998 respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*           1998            1997
                                                              -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   5,516,523   $   9,720,362   $  11,824,808
    Net realized gain (loss) on investments.................    (19,012,807)    129,651,994     153,566,785
    Net realized loss on foreign currency forward
      contract..............................................       (463,313)             --              --
    Net change in unrealized appreciation (depreciation) on
      investments...........................................     72,502,018    (210,699,021)     19,142,088
    Net change in unrealized depreciation on foreign
      currency forward contract.............................         65,533        (202,879)             --
                                                              -------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
      operations............................................     58,607,954     (71,529,544)    184,533,681
                                                              -------------   -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................        (11,708)     (9,628,522)    (11,794,002)
      Institutional Service Class...........................            (59)        (90,474)        (93,075)
    From net realized gain on investments:
      Institutional Class...................................             --    (153,210,452)   (143,738,757)
      Institutional Service Class...........................             --      (1,867,811)     (1,600,702)
    Distribution in excess of net realized gain on
      investments:
      Institutional Class...................................             --      (8,485,501)             --
      Institutional Service Class...........................             --        (103,063)             --
                                                              -------------   -------------   -------------
        Total dividends and distributions to shareholders...        (11,767)   (173,385,823)   (157,226,536)
                                                              -------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     42,954,878      85,177,154     182,364,147
      Institutional Service Class...........................        934,186       1,986,558       4,997,992
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................         11,706     171,050,165     155,256,205
      Institutional Service Class...........................             59       2,062,197       1,693,777
                                                              -------------   -------------   -------------
                                                                 43,900,829     260,276,074     344,312,121
    Cost of shares redeemed:
      Institutional Class...................................   (160,535,158)   (197,456,599)   (200,632,469)
      Institutional Service Class...........................     (3,977,132)     (2,401,236)    (12,233,644)
                                                              -------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................   (120,611,461)     60,418,239     131,446,008
                                                              -------------   -------------   -------------
      Net increase (decrease) in net assets.................    (62,015,274)   (184,497,128)    158,753,153
NET ASSETS:
  Beginning of period.......................................    810,732,677     995,229,805     836,476,652
                                                              -------------   -------------   -------------
  End of period.............................................  $ 748,717,403   $ 810,732,677   $ 995,229,805
                                                              =============   =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   5,050,776   $       7,156   $       5,790
                                                              =============   =============   =============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................    $  11.76        $  11.76        $  16.36        $  16.35
                                                           --------        --------        --------        --------
Net investment income..................................        0.09            0.06            0.18            0.14
Net realized and unrealized gain (loss) on
  investments..........................................        0.84            0.84           (1.58)          (1.57)
                                                           --------        --------        --------        --------
Total from investment operations.......................        0.93            0.90           (1.40)          (1.43)
                                                           --------        --------        --------        --------
Less dividends and distributions:
From net investment income.............................       (0.00)(b)       (0.00)(b)       (0.18)          (0.14)
From net realized gain on investments..................          --              --           (2.90)          (2.90)
In excess of net realized gain on investments..........          --              --           (0.12)          (0.12)
                                                           --------        --------        --------        --------
Total dividends and distributions......................       (0.00)(b)       (0.00)(b)       (3.20)          (3.16)
                                                           --------        --------        --------        --------
Net asset value at end of period.......................    $  12.69        $  12.66        $  11.76        $  11.76
                                                           ========        ========        ========        ========
Total investment return................................        7.91%(a)        7.65%(a)       (8.10%)         (8.30%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        0.84%+          0.59%+          1.04%           0.79%
  Net expenses.........................................        0.96%+          1.21%+          0.98%           1.23%
Portfolio turnover rate................................          49%             49%             76%             76%
Net assets at end of period (in 000's).................    $741,300        $  7,418        $800,993        $  9,740

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS         CLASS(c)          CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $  15.87        $  15.85        $  14.43        $  14.43        $  11.58        $  11.58        $  12.40
       --------        --------        --------        --------        --------        --------        --------
           0.23            0.16            0.25            0.23            0.21            0.20            0.17
           3.31            3.32            2.98            2.96            3.20            3.20           (0.02)
       --------        --------        --------        --------        --------        --------        --------
           3.54            3.48            3.23            3.19            3.41            3.40            0.15
       --------        --------        --------        --------        --------        --------        --------
          (0.23)          (0.16)          (0.25)          (0.23)          (0.21)          (0.20)          (0.17)
          (2.82)          (2.82)          (1.54)          (1.54)          (0.35)          (0.35)          (0.80)
             --              --              --              --              --              --              --
       --------        --------        --------        --------        --------        --------        --------
          (3.05)          (2.98)          (1.79)          (1.77)          (0.56)          (0.55)          (0.97)
       --------        --------        --------        --------        --------        --------        --------
       $  16.36        $  16.35        $  15.87        $  15.85        $  14.43        $  14.43        $  11.58
       ========        ========        ========        ========        ========        ========        ========
          22.63%          22.28%          22.41%          22.10%          29.42%          29.32%           1.22%
           1.30%           1.05%           1.70%           1.45%           1.64%           1.39%           1.50%
           0.93%           1.18%           0.92%           1.17%           0.93%           1.18%           0.92%
             66%             66%             50%             50%             51%             51%             43%
       $984,220        $ 11,010        $821,725        $ 14,752        $603,749        $  3,213        $396,537

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
--------------------------------------------------------------------------------

After moving to lower interest rates three times in 1998, the Federal Reserve changed course in the first ten months of 1999,(1) raising the targeted federal funds rate by 25 basis points twice--once on June 30 and again on August 24, 1999. At its October 5, 1999, meeting, the Federal Reserve Board left interest rates unchanged, but expressed a bias toward continued tightening. Since rising interest rates generally mean declining bond prices, the Federal Reserve's activity during the first ten months of 1999 has had a generally negative impact on domestic bond markets.

From January through October 1999, bond investors focused their attention on potential signs of inflation, such as rising oil prices and increases in the Producer Price Index (PPI) and Consumer Price Index (CPI). With the budget surplus reducing the supply of new Treasury securities, the market for agency securities has begun to blossom, with greater liquidity and larger issues. Investors pursuing higher yields have continued to seek selective opportunities among mortgage-backed securities and asset-backed bonds, which may offer yield advantages over Treasury securities in certain market environments. Corporate bonds suffered as rising interest rates made it more expensive for corporations to raise the capital they may need to meet earnings projections.

PERFORMANCE REVIEW

During the ten months ended October 31, 1999, the MainStay Institutional Bond Fund returned -1.61% for Institutional Class shares and -1.92% for Service Class shares. Both share classes underperformed the -1.17% return of the average Lipper(2) intermediate U.S. government fund over the same period.

Although the Fund was initially positioned with an average maturity close to that of the market, early in the second quarter, we positioned the Fund very defensively by shortening duration and emphasizing certain portions of the yield curve. This strategy had a positive impact on the Fund's relative performance as interest rates rose throughout the remainder of the ten-month reporting period.

In the first calendar quarter of 1999, investors realized that another global financial crisis was unlikely. The resulting decrease in demand for new U.S. Treasury securities caused older Treasury issues to outperform, which had a positive impact on the Fund's performance. Strategic shifts in the Fund's emphasis on older and newer Treasuries helped the Fund's performance in the third calendar quarter of 1999, as newly issued Treasuries tended to outperform older Treasury issues.

With the budget surplus causing new issuance among Treasury securities to decline, agency issues continued their quest to become the heir apparent to the Treasury market. As liquidity and size increased, activity in the agency market provided opportunities for the Fund to increase its positions at what we believed were attractive spreads. Overall, agency securities had a positive impact on the Fund's relative performance during the ten-month period ended October 31, 1999.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Both mortgage-backed and asset-backed securities had a strong first calendar quarter of 1999, contributing positively to Fund performance as spreads tightened. Although rising interest rates tended to decrease prepayment risk among mortgage-backed securities, credit risk tended to increase and the market moved toward longer maturities. To help manage this concern, in the second calendar quarter of 1999, the Fund favored securities backed by commercial mortgages, which tend to be overcollateralized. By selecting securities in the highest rating category, the Fund sought to manage credit risk. Although spreads on these securities have widened and tightened, overall they have provided attractive yields and contributed positively to the Fund's relative returns over the ten-month reporting period.

The Fund continued to add asset-backed securities in the second and third calendar quarters of 1999, to take advantage of what we believed to be attractive spread opportu-

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

--------------------------------------------------------------------------------

nities. The Fund concentrated on purchasing airplane lease obligations, equipment loans, and financial asset-backed securities, and decreased its holdings in securities backed by auto leases and consumer loans to manage risk in a rising rate environment. Overall, asset-backed securities had a positive impact on the Fund's relative performance for the ten months ended October 31, 1999.

CORPORATE BONDS

Despite a strong first calendar quarter of 1999, corporate bonds tended to underperform as interest rates rose throughout the remainder of the reporting period. To manage risk, the Fund underweighted corporate bonds from the second calendar quarter of 1999 through the end of the reporting period. With a focus on defensive, cyclical, and liquid bonds, the Fund sought to navigate the troubled waters in the corporate bond market. In the third calendar quarter of 1999, fears of a surge in corporate bond supply caused prices to decline further, negatively impacting the Fund's performance. Although the supply surge did not materialize, we believe that supply remains a concern. In our opinion, the Fund's decision to remain underweighted in the corporate bond sector for most of the ten-month reporting period contributed positively to the Fund's relative performance.

LOOKING AHEAD

As the market contends with the uncertainties surrounding Y2K, we expect quality and liquidity to command a premium. We also anticipate that in the near term, newly issued securities may outperform older issues and have positioned the Fund accordingly. We will continue to monitor the economy, Federal Reserve activity, inflation indicators, and general market sentiment to seek opportunities as they may arise.

Whatever the economy and the markets may bring, the Fund will continue to seek to maximize total return consistent with liquidity, low risk to principal, and investment in debt securities.

EDWARD J. MUNSHOWER
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

    $250,000 INVESTED IN MAINSTAY INSTITUTIONAL BOND FUND VS LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                           INSTITUTIONAL CLASS SHARES

[Institutional Class Shares Graph]

                                                                      LEHMAN BROTHERS
                                                                   GOVERNMENT/CORPORATE                       BOND
                                                                        BOND INDEX                            FUND
                                                                  -----------------------                    -------
01/02/91                                                                   250000                           $ 250000
03/31/91                                                                   256750                             256000
06/30/91                                                                   260627                             258750
09/30/91                                                                   275613                             274000
12/31/91                                                                   290331                             285000
03/31/92                                                                   285976                             281588
06/30/92                                                                   297558                             291166
09/30/92                                                                   312108                             301565
12/31/92                                                                   312358                             303207
03/31/93                                                                   326883                             315676
06/30/93                                                                   336689                             324015
09/30/93                                                                   347834                             333544
12/31/93                                                                   346825                             332738
03/31/94                                                                   335969                             323736
06/30/94                                                                   331803                             319402
09/30/94                                                                   333462                             320736
12/31/94                                                                   334696                             321737
03/31/95                                                                   351364                             336509
06/30/95                                                                   374167                             356685
09/30/95                                                                   381314                             363170
12/31/95                                                                   399083                             379249
03/31/96                                                                   389745                             370009
06/30/96                                                                   391577                             372319
09/30/96                                                                   398468                             378094
12/31/96                                                                   410661                             389872
03/31/97                                                                   407130                             387413
06/30/97                                                                   421949                             400941
09/30/97                                                                   436717                             413650
12/31/97                                                                   450736                             423268
03/31/98                                                                   457587                             429371
06/30/98                                                                   469576                             439396
09/30/98                                                                   492820                             457705
12/31/98                                                                   493461                             456821
03/31/99                                                                   487539                             451750
06/30/99                                                                   482176                             446680
09/30/99                                                                   484780                             448062
10/31/99                                                                   486040                             449450

    $250,000 INVESTED IN MAINSTAY INSTITUTIONAL BOND FUND VS LEHMAN BROTHERS
                        GOVERNMENT/CORPORATE BOND INDEX

                              SERVICE CLASS SHARES

[Service Class Shares Graph]

                                                                      LEHMAN BROTHERS
                                                                   GOVERNMENT/CORPORATE                       BOND
                                                                        BOND INDEX                            FUND
                                                                  -----------------------                    -------
010/2/91                                                                   250000                           $ 250000
03/31/91                                                                   256750                             256000
06/30/91                                                                   260627                             258750
09/30/91                                                                   275613                             274000
12/31/91                                                                   290331                             285000
03/31/92                                                                   285976                             281588
06/30/92                                                                   297558                             291166
09/30/92                                                                   312108                             301565
12/31/92                                                                   312358                             303207
03/31/93                                                                   326883                             315676
06/30/93                                                                   336689                             324015
09/30/93                                                                   347834                             333544
12/31/93                                                                   346825                             332738
03/31/94                                                                   335969                             323736
06/30/94                                                                   331803                             319402
09/30/94                                                                   333462                             320736
12/31/94                                                                   334696                             321737
03/31/95                                                                   351364                             336148
06/30/95                                                                   374167                             356324
09/30/95                                                                   381314                             362810
12/31/95                                                                   399083                             378212
03/31/96                                                                   389745                             368978
06/30/96                                                                   391577                             370902
09/30/96                                                                   398468                             376288
12/31/96                                                                   410661                             388121
03/31/97                                                                   407130                             384849
06/30/97                                                                   421949                             398345
09/30/97                                                                   436717                             410615
12/31/97                                                                   450736                             419984
03/31/98                                                                   457587                             425625
06/30/98                                                                   469576                             435604
09/30/98                                                                   492820                             453392
12/31/98                                                                   493461                             452463
03/31/99                                                                   487539                             446968
06/30/99                                                                   482176                             441472
09/30/99                                                                   484780                             442846
10/31/99                                                                   486040                             443766

Source:  Lipper, Inc.
THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                                      TOTAL RETURN*        SEC AVERAGE ANNUAL TOTAL RETURN* AS OF
                  PERFORMANCE                    AS OF OCTOBER 31, 1999               OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------------
                                                     YEAR TO DATE         ONE YEAR   FIVE YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Bond Fund Institutional Class                            -1.61%             -1.05%       7.00%          6.86%
Bond Fund Service Class(+)                               -1.92              -1.27        6.73           6.71
Average Lipper intermediate U.S. government
 fund                                                    -1.17              -0.83        6.50           6.38
Lehman Brothers Government/Corporate Bond Index          -1.49              -0.66        7.85           7.82

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                             Year end                                               Ten months
 TOTAL RETURN %*                                           December 31                                          ended October 31,
                      1991        1992       1993        1994        1995       1996         1997       1998         1999
                      ----        ----       ----        ----        ----       ----         ----       ----      ----------
                     14.00        6.39       9.74       -3.31       17.88       2.80         8.57       7.93        -1.61


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

LONG-TERM INVESTMENTS (83.7%)+
ASSET-BACKED SECURITIES (11.7%)
                                  PRINCIPAL
                                   AMOUNT        VALUE
                               ---------------------------
AIRPLANE LEASES (2.6%)
Aircraft Finance Trust
 Series 1999-1A Class C
 8.00%, due 5/15/24 (a)......  $  1,325,000   $  1,210,480
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.7875%, due 6/15/06 (b)....     1,801,247      1,753,334
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19..........     1,847,286      1,718,900
                                              ------------
                                                 4,682,714
                                              ------------
AUTO LEASES (3.4%)
Premier Auto Trust
 Series 1998-4 Class A3
 5.69%, due 6/8/02...........     2,235,000      2,222,328
 Series 1999-1 Class A3
 5.69%, due 11/8/02..........     1,705,000      1,685,819
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02..........     2,215,000      2,193,204
                                              ------------
                                                 6,101,351
                                              ------------
CREDIT CARD RECEIVABLES (1.1%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03..........     1,910,000      1,911,853
                                              ------------
ELECTRIC UTILITIES (0.8%)
Boston Edison Co.
 Series 1999-1 Class A2
 6.45%, due 3/15/06..........     1,525,000      1,515,545
                                              ------------
EQUIPMENT LOANS (2.4%)
Case Equipment Loan Trust
 Series 1999-A
 5.77%, due 8/15/05..........     1,650,000      1,608,354
Ikon Receivables LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05..........     2,005,000      1,985,171
Newcourt Equipment Trust
 Securities
 Series 1998-1 Class A3
 5.24%, due 12/20/02.........       670,000        661,330
                                              ------------
                                                 4,254,855
                                              ------------
FINANCE (0.8%)
Green Tree Financial Corp.
 Series 1999-4 Class A4
 6.64%, due 5/1/31...........     1,495,000      1,478,749
                                              ------------
HOME EQUITY LOAN (0.6%)
Conseco Finance
 Securitizations Corp.
 Series 1999-F Class A2
 6.72%, due 10/15/14.........     1,010,000      1,005,707
                                              ------------
Total Asset-Backed Securities
 (Cost $21,491,169)..........                   20,950,774
                                              ------------

                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
CORPORATE BONDS (22.1%)
AUTO PARTS & EQUIPMENT (1.9%)
Delphi Automotive Systems
 Corp.
 7.125%, due 5/1/29..........  $  1,030,000   $    929,544
Ford Motor Co.
 7.45%, due 7/16/31..........       835,000        824,855
Pennzoil-Quaker State Co.
 7.375%, due 4/1/29..........     1,850,000      1,688,773
                                              ------------
                                                 3,443,172
                                              ------------
BANKS (1.7%)
Banc One Corp.
 7.60%, due 5/1/07...........     2,110,000      2,154,542
Bankamerica Corp.
 6.625%, due 6/15/04.........       870,000        862,953
                                              ------------
                                                 3,017,495
                                              ------------
BROADCAST/MEDIA (0.6%)
Liberty Media Corp.
 8.50%, due 7/15/29 (a)......     1,035,000      1,055,183
                                              ------------
CONSUMER FINANCIAL SERVICES (1.7%)
Fremont General Corp.
 7.70%, due 3/17/04..........     1,460,000      1,372,911
Household Finance Corp.
 6.50%, due 11/15/08.........     1,850,000      1,746,289
                                              ------------
                                                 3,119,200
                                              ------------
ELECTRIC UTILITIES (1.2%)
National Rural Utilities
 Cooperative Finance Corp.
 6.20%, due 2/1/08...........     2,165,000      2,056,295
                                              ------------
FINANCE-AUTO LOANS (1.0%)
Ford Motor Credit Corp.
 7.375%, due 10/28/09........     1,805,000      1,823,357
                                              ------------
FINANCIAL SERVICES (1.1%)
Salomon, Smith Barney
 Holdings Inc.
 6.25%, due 5/15/03..........       695,000        679,119

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

CORPORATE BONDS (CONTINUED)
                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
FINANCIAL SERVICES (CONTINUED)
Sears Roebuck
  Acceptance Corp.
  Medium-Term Note
  Series IV
  6.36%, due 12/4/01.........  $  1,360,000   $  1,340,688
                                              ------------
                                                 2,019,807
                                              ------------
BEVERAGES--ALCOHOLIC (0.5%)
Seagram, Joseph E. & Sons Inc.
 5.79%, due 4/15/01..........       880,000        865,990
                                              ------------
GAS DISTRIBUTION (0.9%)
Southern Union Co.
 8.25%, due 11/15/29.........     1,600,000      1,637,792
                                              ------------
HEAVY DUTY TRUCKS (0.8%)
DaimlerChrysler North America
 Holdings, Inc.
 7.20%, due 9/1/09...........     1,365,000      1,368,617
                                              ------------
INDUSTRIAL (0.6%)
Vastar Resources, Inc.
 6.50%, due 4/1/09...........     1,040,000        994,178
                                              ------------
INSURANCE (1.1%)
Conseco, Inc.
 6.40%, due 6/15/01..........     2,010,000      1,948,112
                                              ------------
INVESTMENT BANK/BROKERAGE (1.4%)
Donaldson, Lufkin & Jenrette
 Inc.
 5.875%, due 4/1/02..........     2,175,000      2,122,800
Lehman Brothers Holdings,
 Inc.
 6.625%, due 2/5/06..........       480,000        460,642
                                              ------------
                                                 2,583,442
                                              ------------
MEDIA (1.5%)
Turner Broadcasting, Inc.
 8.375%, due 7/1/13..........     2,513,000      2,682,954
                                              ------------
OIL--INTEGRATED INTERNATIONAL (1.9%)
Amerada Hess Corp.
 7.875%, due 10/1/29.........     2,175,000      2,163,603
Chevron Corp.
 6.625%, due 10/1/04.........     1,150,000      1,149,195
                                              ------------
                                                 3,312,798
                                              ------------
RETAIL STORES--GENERAL MERCHANDISE (0.4%)
Wal-Mart Stores Inc.
 6.875%, due 8/10/09.........       725,000        727,704
                                              ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.9%)
AT&T Corp.
 6.00%, due 3/15/09..........     1,840,000      1,704,226
Sprint Capital Corp.
 6.875%, due 11/15/28........     1,840,000      1,688,200
                                              ------------
                                                 3,392,426
                                              ------------

                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
TRANSPORTATION (1.9%)
Atlas Air, Inc.
 Series 1999-1C
 8.77%, due 1/2/11...........  $  1,745,000   $  1,687,066
Northwest Airlines Inc.
 Series 1999-1B
 7.36%, due 2/1/20...........     1,796,399      1,675,358
                                              ------------
                                                 3,362,424
                                              ------------
Total Corporate Bonds
 (Cost $40,269,401)..........                   39,410,946
                                              ------------
MORTGAGE-BACKED SECURITIES (5.1%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.1%)
Asset Securitization Corp.
 Series 1997-MD7 Class A1B
 7.41%, due 1/13/30..........     1,935,000      1,908,336
Commercial Mortgage Asset
 Trust
 Series 1999-C2 Class A2
 7.546%, due 11/17/31........     1,010,000      1,019,151
GMAC Commercial Mortgage
 Securities Inc.
 Series 1998-5 Class A2
 6.42%, due 8/15/35..........     1,100,000      1,045,946
GS Mortgage Securities Corp.
 II
 Series 1997-GL Class A2B
 6.86%, due 7/13/30..........       890,000        885,906
Merrill Lynch Mortgage
 Investors, Inc.
 Series 1998-C2 Class A1
 6.22%, due 2/15/30..........       885,033        862,783
 Series 1995-C2 Class A1
 7.108%, due 6/15/21 (b).....     1,004,634      1,004,091
 Series 1999-C1 Class A2
 7.56%, due 11/15/31.........     1,000,000      1,018,270
Salomon Brothers Mortgage
 Securities, Inc.
 Series 1997-TZH Class A1
 7.15%, due 3/25/25..........     1,391,870      1,397,201
                                              ------------
Total Mortgage-Backed
 Securities
 (Cost $9,248,295)...........                    9,141,684
                                              ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.


U.S. GOVERNMENT &
FEDERAL AGENCIES (41.1%)

                                  PRINCIPAL
                                   AMOUNT         VALUE
                               ---------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.8%)
 5.125%, due 2/13/04 (c).....  $  9,735,000   $  9,258,472
 5.625%, due 3/15/01.........     6,435,000      6,399,929
                                              ------------
                                                15,658,401
                                              ------------
UNITED STATES TREASURY BONDS (17.2%)
 6.125%, due 8/15/29 (c).....    25,540,000     25,428,135
 8.75%, due 8/15/20 (c)......     1,830,000      2,292,642
 8.875%, due 8/15/17.........     2,374,000      2,961,185
                                              ------------
                                                30,681,962
                                              ------------
UNITED STATES TREASURY NOTES (15.1%)
 5.625%, due 11/30/00 (c)....       630,000        629,899
 6.00%, due 8/15/09..........       395,000        394,443
 6.25%, due 2/28/02-2/15/03
   (c).......................     8,205,000      8,275,981
 7.00%, due 7/15/06..........    12,950,000     13,515,786
 7.875%, due 11/15/04........     3,760,000      4,051,400
                                              ------------
                                                26,867,509
                                              ------------
Total U.S. Government &
 Federal Agencies
 (Cost $73,857,265)..........                   73,207,872
                                              ------------
YANKEE BONDS (3.7%)
BUILDING SOCIETIES (1.2%)
Abbey National PLC
 7.95%, due 10/26/29.........     1,975,000      2,018,371
                                              ------------
ELECTRIC UTILITIES (0.7%)
United Utilities PLC
 6.45%, due 4/1/08...........     1,425,000      1,315,246
                                              ------------
OIL & GAS--EQUIPMENT & SERVICES (0.9%)
Petroleum Geo-Services ASA
 8.15%, due 7/15/29..........     1,610,000      1,627,774
                                              ------------
SPECIALIZED SERVICES (0.9%)
WPP Finance (USA) Corp.
 6.625%, due 7/15/05.........     1,685,000      1,597,987
                                              ------------
Total Yankee Bonds
 (Cost $6,658,423)...........                    6,559,378
                                              ------------
Total Long-Term Investments
 (Cost $151,524,553).........                  149,270,654
                                              ------------

SHORT-TERM INVESTMENTS (22.8%)

                                 PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
COMMERCIAL PAPER (22.8%)
American Express Credit Corp.
 5.25%, due 11/23/99.........  $  7,000,000   $  6,977,509
Bellsouth Telecommunications
 Inc.
 5.26%, due 11/3/99..........     6,185,000      6,183,189
General Electric Co.
 5.26%, due 11/19/99.........     5,000,000      4,986,831
IBM Credit Corp.
 5.24%, due 11/5/99..........     5,870,000      5,866,577
Salomon Smith Barney Inc.
 5.28%, due 11/5/99..........     5,045,000      5,042,037
UBS Finance (DE), Inc.
 5.30%, due 11/17/99.........     5,000,000      4,988,203
Xerox Credit Corp.
 5.33%, due 11/1/99..........     6,520,000      6,520,000
                                              ------------
Total Short-Term Investments
 (Cost $40,564,346)..........                   40,564,346
                                              ------------
Total Investments
 (Cost $192,088,899) (d).....         106.5%   189,835,000(e)
Liabilities in Excess of
 Cash and Other Assets.......          (6.5)   (11,571,999)
                               ------------    -----------
Net Assets...................         100.0%  $178,263,001
                               ============    ===========

------------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at October 31, 1999.
(c) Represents securities out on loan or a portion of which is out on loan. (See Note 2(O))
(d)  The cost for Federal income tax purposes is $192,299,296.
(e) At October 31, 1999 net unrealized depreciation was $2,464,296, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $441,788 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,906,084

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $192,088,899).............................  $189,835,000
 Cash.............................................         7,069
 Collateral held for securities loaned at value
   (Note 2(O))....................................    45,345,360
 Receivables:
   Investment securities sold.....................     9,063,702
   Interest.......................................     2,053,968
   Fund shares sold...............................        60,480
                                                    ------------
       Total assets...............................   246,365,579
                                                    ------------
LIABILITIES:
 Securities lending collateral (Note 2(O))........    45,345,360
 Payables:
   Investment securities purchased................    22,568,563
   MainStay Management............................       103,034
   Fund shares redeemed...........................        13,456
   Custodian......................................        12,500
   Transfer agent.................................         2,573
 Accrued expenses.................................        57,092
                                                    ------------
       Total liabilities..........................    68,102,578
                                                    ------------
 Net assets.......................................  $178,263,001
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     17,908
   Institutional Service Class....................           386
 Additional paid-in capital.......................   187,598,626
 Accumulated undistributed net investment
   income.........................................     8,597,008
 Accumulated net realized loss on investments.....   (15,697,028)
 Net unrealized depreciation on investments.......    (2,253,899)
                                                    ------------
 Net assets.......................................  $178,263,001
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $174,520,794
                                                    ============
 Shares of capital stock outstanding..............    17,908,432
                                                    ============
 Net asset value per share
   outstanding....................................  $       9.75
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $  3,742,207
                                                    ============
 Shares of capital stock outstanding..............       386,224
                                                    ============
 Net asset value per share
   outstanding....................................  $       9.69
                                                    ============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through
October 31, 1999* and the year ended December 31, 1998

                                          1999*           1998
                                      -------------   -------------
INVESTMENT INCOME:
 Income:
   Interest.........................  $  9,709,098    $ 11,581,029
                                      ------------    ------------
 Expenses:
   Management.......................     1,156,712       1,373,917
   Professional.....................        42,589          49,692
   Custodian........................        40,064          34,583
   Transfer agent...................        25,348          28,905
   Registration.....................        24,569          26,293
   Shareholder communication........        11,937          31,055
   Service..........................         9,044           8,980
   Directors........................         3,420           4,514
   Miscellaneous....................        11,222          17,440
                                      ------------    ------------
       Total expenses before
        reimbursement...............     1,324,905       1,575,379
   Expense reimbursement from
     Manager........................      (159,149)       (192,482)
                                      ------------    ------------
       Net expenses.................     1,165,756       1,382,897
                                      ------------    ------------
 Net investment income..............     8,543,342      10,198,132
                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on
   investments......................    (8,369,780)      5,448,970
 Net change in unrealized
   appreciation on investments......    (3,487,234)     (1,510,793)
                                      ------------    ------------
 Net realized and unrealized gain
   (loss) on investments............   (11,857,014)      3,938,177
                                      ------------    ------------
 Net increase (decrease) in net
   assets resulting from
   operations.......................  $ (3,313,672)   $ 14,136,309
                                      ============    ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*           1998            1997
                                                              -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   8,543,342   $  10,198,132   $  11,105,409
    Net realized gain (loss) on investments.................     (8,369,780)      5,448,970       1,673,440
    Net change in unrealized appreciation on investments....     (3,487,234)     (1,510,793)      1,794,244
                                                              -------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (3,313,672)     14,136,309      14,573,093
                                                              -------------   -------------   -------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................         (1,803)     (9,963,260)    (10,960,664)
      Institutional Service Class...........................            (39)       (233,262)        (87,118)
                                                              -------------   -------------   -------------
        Total dividends to shareholders.....................         (1,842)    (10,196,522)    (11,047,782)
                                                              -------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     12,117,127      27,884,675       9,276,484
      Institutional Service Class...........................      5,168,118       4,359,791         645,193
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................          1,777       9,817,383      10,960,664
      Institutional Service Class...........................             31         181,161          86,673
                                                              -------------   -------------   -------------
                                                                 17,287,053      42,243,010      20,969,014
    Cost of shares redeemed:
      Institutional Class...................................    (16,799,256)    (43,075,789)    (16,896,833)
      Institutional Service Class...........................     (5,601,072)     (1,791,909)       (826,594)
                                                              -------------   -------------   -------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     (5,113,275)     (2,624,688)      3,245,587
                                                              -------------   -------------   -------------
      Net increase (decrease) in net assets.................     (8,428,789)      1,315,099       6,770,898
NET ASSETS:
  Beginning of period.......................................    186,691,790     185,376,691     178,605,793
                                                              -------------   -------------   -------------
  End of period.............................................  $ 178,263,001   $ 186,691,790   $ 185,376,691
                                                              =============   =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   8,597,008   $       1,610   $          --
                                                              =============   =============   =============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................    $   9.91        $   9.88        $   9.71        $   9.68
                                                           --------        --------        --------        --------
Net investment income..................................        0.47            0.47            0.57            0.54
Net realized and unrealized gain (loss) on
  investments..........................................       (0.63)          (0.66)           0.20            0.20
                                                           --------        --------        --------        --------
Total from investment operations.......................       (0.16)          (0.19)           0.77            0.74
                                                           --------        --------        --------        --------
Less dividends from net investment income..............       (0.00)(b)       (0.00)(b)       (0.57)          (0.54)
                                                           --------        --------        --------        --------
Net asset value at end of period.......................    $   9.75        $   9.69        $   9.91        $   9.88
                                                           ========        ========        ========        ========
Total investment return................................       (1.61%)(a)      (1.92%)(a)       7.93%           7.73%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        5.55%+          5.30%+          5.57%           5.32%
  Net expenses.........................................        0.75%+          1.00%+          0.75%           1.00%
  Expenses (before reimbursement)......................        0.85%+          1.10%+          0.86%           1.11%
Portfolio turnover rate................................         245%            245%            335%            335%
Net assets at end of period (in 000's).................    $174,521        $  3,742        $182,402        $  4,290

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS         CLASS(c)          CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $   9.51        $   9.49        $   9.85        $   9.83        $   8.93        $   8.93        $   9.98
       --------        --------        --------        --------        --------        --------        --------
           0.61            0.59            0.62            0.60            0.68            0.67            0.72
           0.20            0.19           (0.34)          (0.34)           0.92            0.90           (1.05)
       --------        --------        --------        --------        --------        --------        --------
           0.81            0.78            0.28            0.26            1.60            1.57           (0.33)
       --------        --------        --------        --------        --------        --------        --------
          (0.61)          (0.59)          (0.62)          (0.60)          (0.68)          (0.67)          (0.72)
       --------        --------        --------        --------        --------        --------        --------
       $   9.71        $   9.68        $   9.51        $   9.49        $   9.85        $   9.83        $   8.93
       ========        ========        ========        ========        ========        ========        ========
           8.57%           8.21%           2.80%           2.62%          17.88%          17.55%          (3.31%)
           6.21%           5.96%           6.10%           5.85%           6.62%           6.37%           7.13%
           0.75%           1.00%           0.75%           1.00%           0.75%           1.00%           0.75%
           0.85%           1.10%           0.86%           1.11%           0.86%           1.11%           0.82%
            338%            338%            398%            398%            470%            470%            478%
       $183,846        $  1,531        $177,009        $  1,597        $193,518        $    749        $202,970

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
--------------------------------------------------------------------------------

The ten months ended October 31, 1999,(1) were challenging for domestic bond investors. The Federal Reserve Board, which had moved to lower targeted interest rates three times in 1998, expressed concern over rapid economic growth, high consumer spending, and the possibility of impending inflation. In successive preemptive moves, the Federal Reserve raised the targeted federal funds rate by 25 basis points on June 30 and by another 25 basis points on August 24, 1999.

Since bond prices generally decline when interest rates rise, these moves had a negative impact on the bond market, even though they were anticipated by many investors. The possibility of further rate hikes has also had a dampening effect on domestic bond markets, as investors carefully review economic data and employment figures seeking indications of what the Federal Reserve Board is likely to do next.

COMPETITIVE PERFORMANCE IN A CHALLENGING MARKET

For the ten months ended October 31, 1999, the MainStay Institutional Indexed Bond Fund returned -1.56% for Institutional Class shares and -1.65% for Service Class shares. Both share classes underperformed the Fund's benchmark, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index,(2) which returned -0.37% for the same period. On the other hand, both share classes outperformed the -2.20% return of average Lipper(3) general U.S. government fund for the ten months ended October 31, 1999. Within the bond fund universe, active managers did not fare well against indexed funds during the ten-month period.

The Fund closely tracked its benchmark in terms of quality, duration, and average coupon throughout the ten months ended October 31, 1999. Investors should anticipate that the Fund will underperform the BIG Bond Index by at least a small margin, since the Fund carries real-world investment costs that are not incurred by a hypothetical investment in an index. As of October 31, 1999, the average quality of securities in the Fund's portfolio and the BIG Bond Index was AAA.(4) The Fund's yield to maturity was 6.86%, versus 6.85% for the BIG Bond Index. The Fund's effective duration was 4.89 years, compared to 4.99 years for the BIG Bond Index. Finally, the Fund's average coupon of 6.70% slightly trailed the 6.74% average coupon of bonds in the Index.

SECTOR-BY-SECTOR RESULTS

The best-performing sectors of the BIG Bond Index were mortgage-backed bonds, which returned 2.08%, and corporate bonds, which returned -1.35% for the ten months ended October 31, 1999. The Treasury sector was the worst-performing sector, returning -1.63% for the reporting period. Within the corporate bond sector, bonds rated BBB returned -0.47%, while bonds rated AA returned -0.60%. The performance of various sectors within the Fund's portfolio closely reflected the results of the corresponding BIG Bond Index components, within acceptable tracking variations.

Although the Federal Reserve's moves to tighten monetary policy influenced the downtrend in Treasury returns, there were also other contributing factors. In 1998, many investors concerned about a global financial crisis had taken refuge in Treasury securities, viewing them as a potential "safe haven" until economic difficulties in Asia, Russia, and Latin America could be resolved. After the devaluation of the Brazilian real in early 1999, the Brazilian economy took a dramatic and unexpected upturn. The Japanese economy continued to strengthen throughout the ten-month reporting period, and other Asian economies were bolstered

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. An investment cannot be made directly into an index.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(4) Currently debt rated AAA has the highest rating assigned by Standard & Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

by economic stimulus packages. As economies began to stabilize, the "flight to quality" premium investors had paid to purchase U.S. government bonds began to unwind, and as demand decreased, prices declined and rates began to rise.

The rising rate environment had a negative impact on corporate bonds. Investors were concerned about the ability of corporations to sustain profitability as borrowing costs increased. At the same time, extremely heavy bond supply and insufficient demand caused corporate bond prices to decline, particularly among utility and industrial bonds. In October, similar supply and demand factors took a toll on high-yield bonds, which otherwise experienced a positive but volatile ten months. Mortgage-backed securities benefited from strong performance among bonds with higher coupons.

INDEX CHANGES AND MARKET FORCES

During the reporting period, the Lehman Brothers Aggregate Bond Index(5) raised the minimum total issue size required for inclusion in the Index from $100 million to $150 million. Salomon did not follow suit with the BIG Bond Index and as a result, there was no impact on the Fund.

As of October 31, 1999, many investors believed that the Federal Reserve Board would again tighten monetary policy by raising the targeted federal funds rate another 25 basis points. During the third calendar quarter of 1999, gross domestic product (GDP) data showed the U.S. economy growing at 4.8% while inflation, as measured by the Employment Cost Index, grew only 0.8%, despite much higher expectations. These numbers have dramatically improved the outlook for Treasury securities going forward and have combined with dwindling supply in the corporate bond market to produce a fairly dramatic spread tightening, which has been good news for bond investors.

Wherever the markets, the economy, or investor expectations may turn, the Fund will continue to seek to provide investment results that correspond to the total-return performance of fixed-income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

JEFFERSON C. BOYCE
Portfolio Manager
Monitor Capital Advisors LLC

--------------------------------------------------------------------------------
(5) The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $150 million. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. An investment cannot be made directly into an index.

Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                       INDEXED BOND               SALOMON SMITH BARNEY BIG BOND
                                                                           FUND                               INDEX
                                                           -----------------------------------    -----------------------------
01/02/91                                                                 250000                             $ 250000
03/31/91                                                                 256575                               255500
06/30/91                                                                 261193                               259500
09/30/91                                                                 276081                               273250
12/31/91                                                                 289968                               286750
03/31/92                                                                 286605                               283362
06/30/92                                                                 298241                               293906
09/30/92                                                                 311095                               306558
12/31/92                                                                 311935                               307085
03/31/93                                                                 324943                               319709
06/30/93                                                                 333944                               328212
09/30/93                                                                 342760                               337282
12/31/93                                                                 342897                               336674
03/31/94                                                                 333261                               326647
06/30/94                                                                 330029                               322697
09/30/94                                                                 331811                               323912
12/31/94                                                                 333138                               325086
03/31/95                                                                 349995                               340921
06/30/95                                                                 371415                               361279
09/30/95                                                                 378434                               368065
12/31/95                                                                 394858                               383841
03/31/96                                                                 387948                               375808
06/30/96                                                                 389849                               376856
09/30/96                                                                 397139                               382793
12/31/96                                                                 409133                               393620
03/31/97                                                                 407006                               391000
06/30/97                                                                 421658                               404470
09/30/97                                                                 435657                               417940
12/31/97                                                                 448509                               429101
03/31/98                                                                 455730                               435494
06/30/98                                                                 466257                               445083
09/30/98                                                                 485607                               463062
12/31/98                                                                 487598                               464316
03/31/99                                                                 485355                               458794
06/30/99                                                                 480841                               453271
09/30/99                                                                 484303                               456245
10/31/99                                                                 485756                               457095

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                      INDEXED BOND                SALOMON SMITH BARNEY BIG BOND
                                                                          FUND                                INDEX
                                                           -----------------------------------    -----------------------------
01/02/91                                                                 250000                             $ 250000
03/31/91                                                                 256575                               255500
06/30/91                                                                 261193                               259500
09/30/91                                                                 276081                               273250
12/31/91                                                                 289968                               286750
03/31/92                                                                 286605                               283362
06/30/92                                                                 298241                               293906
09/30/92                                                                 311095                               306558
12/31/92                                                                 311935                               307085
03/31/93                                                                 324943                               319709
06/30/93                                                                 333944                               328212
09/30/93                                                                 342760                               337282
12/31/93                                                                 342897                               336674
03/31/94                                                                 333261                               326647
06/30/94                                                                 330029                               322697
09/30/94                                                                 331811                               323912
12/31/94                                                                 333138                               325086
03/31/95                                                                 349995                               341567
06/30/95                                                                 371415                               361925
09/30/95                                                                 378434                               368065
12/31/95                                                                 394858                               383515
03/31/96                                                                 387948                               375488
06/30/96                                                                 389849                               376186
09/30/96                                                                 397139                               382119
12/31/96                                                                 409133                               392477
03/31/97                                                                 407006                               389492
06/30/97                                                                 421658                               402923
09/30/97                                                                 435657                               415981
12/31/97                                                                 448509                               426819
03/31/98                                                                 455730                               432780
06/30/98                                                                 466257                               441920
09/30/98                                                                 485607                               459804
12/31/98                                                                 487598                               460362
03/31/99                                                                 485355                               454881
06/30/99                                                                 480841                               448979
09/30/99                                                                 484303                               451930
10/31/99                                                                 485756                               452773


Source:  Lipper, Inc.

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.

                                                  TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                PERFORMANCE                   AS OF OCTOBER 31, 1999           AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------
                                                  YEAR TO DATE         ONE YEAR   FIVE YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Indexed Bond Fund Institutional Class                 -1.56%            -0.78%       7.17%          7.07%
Indexed Bond Fund Service Class(+)                    -1.65             -0.93        6.97           6.95
Average Lipper general U.S. government fund           -2.20             -1.74        6.79           6.59
Salomon Smith Barney BIG Bond Index                   -0.37              0.49        7.94           7.81


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                            Year end                                          Ten months
TOTAL RETURN %*                                           December 31                                      ended October 31
                      1991       1992        1993       1994       1995        1996       1997       1998         1999
                      ----       ----        ----       ----       ----        ----       ----       ----      ----------
                     14.70       7.09        9.64      -3.44      18.07        2.55       9.01       8.21        -1.56

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999


LONG-TERM INVESTMENTS (98.1%)+
CORPORATE BONDS (21.1%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -----------------------
AUTO LEASING (0.7%)
Ryder System Inc.
 9.875%, due 5/15/17............  $1,000,000   $  1,112,500
                                               ------------
AUTOMOTIVE RENTALS (0.5%)
Hertz Corp.
 7.00%, due 7/15/03.............     700,000        697,375
                                               ------------
BANKS (0.7%)
First Union Corp.
 8.77%, due 11/15/04............   1,000,000      1,001,250
                                               ------------
BEVERAGES--SOFT DRINKS (0.4%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22..............     500,000        545,000
                                               ------------
BROADCAST/MEDIA (2.8%)
Cox Communications, Inc.
 6.50%, due 11/15/02............   1,200,000      1,182,000
Viacom Inc.
 8.25%, due 8/1/22..............   3,000,000      2,951,250
                                               ------------
                                                  4,133,250
                                               ------------
CHEMICALS (0.6%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04............     800,000        840,000
                                               ------------
ELECTRIC POWER COMPANIES (1.2%)
PP & L Resources, Inc.
 7.30%, due 3/1/24..............   1,000,000        922,500
Texas Utility Electric Co.
 8.25%, due 4/1/04..............     800,000        827,000
                                               ------------
                                                  1,749,500
                                               ------------
ELECTRONICS--SEMICONDUCTORS (1.1%)
Motorola, Inc.
 8.40%, due 8/15/31.............   1,500,000      1,666,875
                                               ------------
ENTERTAINMENT (0.4%)
Walt Disney Co. (The)
 6.75%, due 3/30/06.............     600,000        593,250
                                               ------------
FINANCE (3.3%)
American Express Credit Corp.
 6.13%, due 11/15/01............   2,000,000      1,990,000
Commercial Credit Co.
 8.70%, due 6/15/10.............     450,000        491,063
KFW International Finance, Inc.
 9.125%, due 5/15/01............     500,000        520,000
Morgan Stanley Group Inc.
 7.50%, due 2/1/24..............   1,000,000        933,750
Private Export Funding Corp.
 8.35%, due 1/31/01.............   1,000,000      1,026,250
                                               ------------
                                                  4,961,063
                                               ------------
INSURANCE (1.9%)
Aetna Services Inc.
 7.625%, due 8/15/26............  $3,000,000   $  2,805,000
                                               ------------
MACHINERY (0.4%)
Caterpillar, Inc.
 9.00%, due 4/15/06.............     500,000        540,625
                                               ------------
OFFICE EQUIPMENT & SUPPLIES (0.8%)
Xerox Corp.
 5.91%, due 4/1/37..............   1,250,000      1,243,750
                                               ------------
OIL--INTEGRATED DOMESTIC (0.7%)
USX--Marathon Corp.
 7.20%, due 2/15/04.............   1,100,000      1,090,375
                                               ------------
OIL--INTEGRATED INTERNATIONAL (0.3%)
Texaco Capital Inc.
 9.75%, due 3/15/20.............     350,000        428,313
                                               ------------
PAPER & FOREST PRODUCTS (0.4%)
Scott Paper Co.
 7.00%, due 8/15/23.............     650,000        603,688
                                               ------------
RETAIL STORES--APPAREL (1.1%)
Limited, Inc.
 7.50%, due 3/15/23.............   1,900,000      1,655,375
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (2.5%)
AT&T Corp.
 8.625%, due 12/1/31............   2,500,000      2,600,000
Sprint Corp.
 9.50%, due 4/1/03..............   1,000,000      1,071,250
                                               ------------
                                                  3,671,250
                                               ------------
TELEPHONE INTEGRATED (0.6%)
SBC Communications, Inc.
 7.375%, due 7/15/43............   1,000,000        938,750
                                               ------------
UTILITY--ELECTRIC (0.7%)
Duke Capital Corp.
 6.25%, due 7/15/05.............   1,200,000      1,135,500
                                               ------------
Total Corporate Bonds
 (Cost $32,666,636).............                 31,412,689
                                               ------------
INTERNATIONAL
CORPORATE BONDS (2.7%)

BANKS (2.7%)
ABN Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06.............     800,000        809,000
Bayerische Landesbank
 Girozentrale
 New York Branch
 6.20%, due 2/9/06..............   2,900,000      2,755,000

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
October 31, 1999

INTERNATIONAL
CORPORATE BONDS (CONTINUED)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
BANKS (CONTINUED)
International Bank for
  Reconstruction & Development
  (zero coupon), due 3/11/31....  $4,000,000   $    430,000
                                               ------------
Total International Corporate
 Bonds
 (Cost $4,164,190)..............                  3,994,000
                                               ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (71.6%)

FEDERAL HOME LOAN BANK
 (MEDIUM TERM NOTE) (1.0%)
 8.00%, due 9/11/01.............   1,400,000      1,443,848
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.7%)
 6.45%, due 4/29/09.............   1,100,000      1,047,563
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.3%)
 6.00%, due 9/1/02-6/1/29.......   2,423,138      2,305,102
 6.50%, due 10/1/01-7/1/29......   7,844,242      7,625,253
 7.00%, due 6/1/11-12/1/27......   2,303,344      2,271,548
 7.50%, due 9/1/11-3/1/27.......   1,268,205      1,276,701
 8.00%, due 7/1/26..............     349,136        356,335
                                               ------------
                                                 13,834,939
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 (zero coupon), due 7/5/14......   2,500,000        907,125
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MEDIUM TERM NOTE)(0.3%)
 5.83%, due 12/10/99............     500,000        500,205
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (16.4%)
 5.50%, due 3/1/05..............   1,175,444      1,118,141
 6.00%, due 5/1/29..............   5,075,773      4,729,960
 6.50%, due 7/1/03-2/1/28.......   9,675,490      9,318,149
 7.00%, due 8/1/03-1/1/28.......   3,309,416      3,278,459
 7.50%, due 11/1/26-1/1/28......   1,388,892      1,391,489
 8.00%, due 7/1/07-1/1/28.......   3,266,108      3,328,903
 9.50%, due 3/1/16-9/1/19.......   1,224,481      1,302,149
                                               ------------
                                                 24,467,250
                                               ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (7.8%)
 6.00%, due 10/15/28-12/15/28...   3,975,550      3,688,555
 6.50%, due 2/15/29-3/15/29.....   3,449,716      3,295,548
 7.00%, due 3/15/07-12/15/27....   2,194,306      2,164,535
 7.50%, due 1/15/09-11/15/26....   1,704,190      1,715,010
 8.00%, due 6/15/26-9/15/27.....     319,340        326,324
 8.50%, due 7/15/26-11/15/26....     363,613        378,158
                                               ------------
                                                 11,568,130
                                               ------------
TENNESSEE VALLEY AUTHORITY (0.7%)
Power Board 1994 Series A
 7.85%, due 6/15/44.............  $1,000,000   $  1,016,250
                                               ------------
UNITED STATES TREASURY BONDS (12.0%)
 7.125%, due 2/15/23............     600,000        646,488
 7.25%, due 5/15/16.............   1,500,000      1,615,140
 7.50%, due 11/15/16............     800,000        882,024
 7.625%, due 11/15/22...........     400,000        454,144
 8.00%, due 11/15/21............   1,000,000      1,173,730
 8.125%, due 8/15/19-5/15/21....   1,300,000      1,535,955
 8.50%, due 2/15/20.............     400,000        488,620
 8.75%, due 5/15/17-8/15/20.....   1,500,000      1,869,175
 8.875%, due 2/15/19............     600,000        754,134
 9.375%, due 2/15/06............     530,000        616,703
 9.875%, due 11/15/15...........     600,000        799,446
 10.375%, due 11/15/12..........     500,000        623,040
 11.25%, due 2/15/15............     400,000        583,540
 11.75%, due 2/15/01............   1,700,000      1,825,664
 11.875%, due 11/15/03..........     500,000        600,840
 12.75%, due 11/15/10...........     400,000        527,648
 13.125%, due 5/15/01...........   1,000,000      1,106,560
 13.375%, due 8/15/01...........   1,200,000      1,351,584
 14.25%, due 2/15/02............     300,000        353,025
                                               ------------
                                                 17,807,460
                                               ------------
UNITED STATES TREASURY NOTES (21.0%)
 4.75%, due 11/15/08............   5,000,000      4,520,050
 5.25%, due 5/15/04.............   5,000,000      4,855,400
 5.625%, due 12/31/02...........     400,000        396,604
 5.75%, due 10/31/00-8/15/03....   2,200,000      2,187,606
 6.125%, due 9/30/00-8/15/07....   2,100,000      2,096,570
 6.25%, due 4/30/01-2/15/03.....   9,200,000      9,272,082
 6.375%, due 3/31/01-8/15/02 (a)   1,500,000      1,516,250
 6.50%, due 10/15/06............   1,200,000      1,220,628
 6.75%, due 4/30/00.............     700,000        704,536
 7.50%, due 11/15/01-2/15/05....   3,750,000      3,890,916
 7.75%, due 2/15/01.............     500,000        512,425
                                               ------------
                                                 31,173,067
                                               ------------
UNITED STATES TREASURY NOTES
(SECURED STRIPPED BONDS) (1.8%)
 (zero coupon), due 2/15/01.....   1,000,000        930,160
 (zero coupon), due 2/15/05.....   2,500,000      1,809,200
                                               ------------
                                                  2,739,360
                                               ------------
Total U.S. Government &
 Federal Agencies
 (Cost $108,125,903)............                106,505,197(b)
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

YANKEE BONDS (2.7%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
BANKS (1.2%)
Australia & New Zealand
 Banking Group, Ltd.
 7.55%, due 9/15/06.............  $  700,000   $    698,250
Inter-American Development Bank
 6.80%, due 10/15/25............   1,200,000      1,096,500
                                               ------------
                                                  1,794,750
                                               ------------
CONSUMER FINANCIAL SERVICES (0.4%)
Japan Financial Corp.
 8.70%, due 7/30/01.............     600,000        620,250
                                               ------------
FOREIGN GOVERNMENT (0.8%)
Ontario Hydro
 7.45%, due 3/31/13.............     500,000        513,125
Quebec (Province of)
 7.50%, due 7/15/23.............     600,000        601,500
                                               ------------
                                                  1,114,625
                                               ------------
TELEPHONE UTILITIES (0.3%)
Nortel Networks Corp.
 8.75%, due 6/12/01.............     500,000        515,625
                                               ------------
Total Yankee Bonds
(Cost $3,874,511)...............                  4,045,250
                                               ------------
Total Long-Term Investments
 (Cost $148,831,240)............                145,957,136
                                               ------------
U.S. GOVERNMENT (0.1%)
United States Treasury Bills
 4.67%, due 1/20/00 (a).........     100,000         98,962
 4.95%, due 1/27/00 (a).........     100,000         98,807
                                               ------------
Total Short-Term Investments
 (Cost $197,769)................                    197,769
                                               ------------
Total Investments
 (Cost $149,029,009) (c)........        98.2%   146,154,905(d)
Cash and Other Assets,
 Less Liabilities...............         1.8      2,617,493
                                  ----------     ----------
Net Assets......................         100%  $148,772,398
                                  ==========     ==========

FUTURES CONTRACTS (0.0%)(e)
                              CONTRACTS    UNREALIZED
                               LONG       APPRECIATION(f)
                               ---------------------------
United States Treasury Note
 December 1999 (5 Year).....       1          $  1,115
United States Treasury Note
 December 1999 (10 Year)....       1             1,912
                                              --------
Total Futures Contracts
 (Settlement Value
 $217,672)..................                  $  3,027
                                              ========

------------
(a) Segregated or partially segregated as collateral for futures contracts.
(b) The combined market value of U.S. Government and Federal Agencies Investments and the value of securities purchased under U.S. Treasury futures contracts represents 71.7% of net assets.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At October 31, 1999, net unrealized depreciation was $2,874,104, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,376,917 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $4,251,021.
(e) Less than one tenth of a percent.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $149,029,009).............................  $146,154,905
 Cash.............................................       129,007
 Receivables:
   Interest.......................................     2,356,250
   Fund shares sold...............................       255,369
   Variation margin on futures contracts..........         2,976
                                                    ------------
       Total assets...............................   148,898,507
                                                    ------------
LIABILITIES:
 Payables:
   MainStay Management............................        44,220
   Custodian......................................        14,864
   Fund shares redeemed...........................         7,656
   Transfer agent.................................         2,477
 Accrued expenses.................................        56,892
                                                    ------------
       Total liabilities..........................       126,109
                                                    ------------
 Net assets.......................................  $148,772,398
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class............................  $     13,512
   Institutional Service Class....................           312
 Additional paid-in capital.......................   146,394,198
 Accumulated undistributed net investment
   income.........................................     8,560,517
 Accumulated net realized loss on investments and
   futures contracts..............................    (3,325,064)
 Net unrealized depreciation on investments.......    (2,871,077)
                                                    ------------
 Net assets.......................................  $148,772,398
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $145,427,049
                                                    ============
 Shares of capital stock outstanding..............    13,511,574
                                                    ============
 Net asset value per share
   outstanding....................................  $      10.76
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $  3,345,349
                                                    ============
 Shares of capital stock outstanding..............       311,512
                                                    ============
 Net asset value per share
   outstanding....................................  $      10.74
                                                    ============

STATEMENT OF OPERATIONS
For the period January 1, 1999 through
October 31, 1999* and the year ended
December 31, 1998

                                          1999*           1998
                                      -------------   -------------
INVESTMENT INCOME:
 Income:
   Interest.........................  $  9,175,515    $ 10,238,145
                                      ------------    ------------
 Expenses:
   Management.......................       662,306         744,747
   Professional.....................        40,212          45,767
   Custodian........................        31,710          45,451
   Registration.....................        26,597          37,318
   Transfer agent...................        24,503          27,508
   Pricing Service..................        18,410          22,101
   Shareholder communication........        10,685          23,980
   Service..........................         7,652           8,837
   Directors........................         2,951           3,511
   Miscellaneous....................         9,740          16,945
                                      ------------    ------------
       Total expenses before
        reimbursement...............       834,766         976,165
   Expense reimbursement from
     Manager........................      (164,813)       (222,581)
                                      ------------    ------------
       Net expenses.................       669,953         753,584
                                      ------------    ------------
 Net investment income..............     8,505,562       9,484,561
                                      ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions............    (1,217,013)         68,759
   Futures transactions.............      (417,412)       (135,817)
                                      ------------    ------------
 Net realized loss on investments...    (1,634,425)        (67,058)
                                      ------------    ------------
 Net change in unrealized
   appreciation on investments:
   Security transactions............    (9,413,485)      2,305,816
   Futures transactions.............        16,780         (13,061)
                                      ------------    ------------
 Net unrealized gain (loss) on
   investments......................    (9,396,705)      2,292,755
                                      ------------    ------------
 Net realized and unrealized gain
   (loss) on investments............   (11,031,130)      2,225,697
                                      ------------    ------------
 Net increase (decrease) in net
   assets resulting from
   operations.......................  $ (2,525,568)   $ 11,710,258
                                      ============    ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*             1998             1997
                                                              --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    8,505,562   $    9,484,561   $    7,845,428
    Net realized loss on investments and futures
      contracts.............................................      (1,634,425)         (67,058)        (147,749)
    Net change in unrealized appreciation on investments and
      futures contracts.....................................      (9,396,705)       2,292,755        2,570,186
                                                              --------------   --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (2,525,568)      11,710,258       10,267,865
                                                              --------------   --------------   --------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................              --       (9,236,677)      (7,646,229)
      Institutional Service Class...........................              --         (219,665)        (184,643)
                                                              --------------   --------------   --------------
        Total dividends to shareholders.....................              --       (9,456,342)      (7,830,872)
                                                              --------------   --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      25,386,219       61,976,290       26,987,386
      Institutional Service Class...........................         772,435        1,367,196        1,425,561
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................              --        9,210,122        7,626,166
      Institutional Service Class...........................              --          219,629          184,643
                                                              --------------   --------------   --------------
                                                                  26,158,654       72,773,237       36,223,756
    Cost of shares redeemed:
      Institutional Class...................................     (33,747,011)     (35,070,585)     (28,549,926)
      Institutional Service Class...........................      (1,238,448)        (768,339)      (1,420,783)
                                                              --------------   --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................      (8,826,805)      36,934,313        6,253,047
                                                              --------------   --------------   --------------
      Net increase (decrease) in net assets.................     (11,352,373)      39,188,229        8,690,040
NET ASSETS:
  Beginning of period.......................................     160,124,771      120,936,542      112,246,502
                                                              --------------   --------------   --------------
  End of period.............................................  $  148,772,398   $  160,124,771   $  120,936,542
                                                              ==============   ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $    8,560,517   $           --   $        2,820
                                                              ==============   ==============   ==============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................    $  10.93        $  10.92        $  10.74        $  10.74
                                                           --------        --------        --------        --------
Net investment income..................................        0.62            0.61            0.69            0.66
Net realized and unrealized gain (loss) on
  investments..........................................       (0.79)          (0.79)           0.19            0.18
                                                           --------        --------        --------        --------
Total from investment operations.......................       (0.17)          (0.18)           0.88            0.84
                                                           --------        --------        --------        --------
Less dividends and distributions:
From net investment income.............................          --              --           (0.69)          (0.66)
From net realized gain on investments..................          --              --              --              --
                                                           --------        --------        --------        --------
Total dividends and distributions......................          --              --           (0.69)          (0.66)
                                                           --------        --------        --------        --------
Net asset value at end of period.......................    $  10.76        $  10.74        $  10.93        $  10.92
                                                           ========        ========        ========        ========
Total investment return................................       (1.56%)(a)      (1.65%)(a)       8.21%           7.86%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        6.42%+          6.17%+          6.37%           6.12%
  Net expenses.........................................        0.50%+          0.75%+          0.50%           0.75%
  Expenses (before reimbursement)......................        0.62%+          0.87%+          0.65%           0.90%
Portfolio turnover rate................................          31%             31%             14%             14%
Net assets at end of period (in 000's).................    $145,427        $  3,345        $156,244        $  3,881

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a)  Total return is not annualized.
(b) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS         CLASS(b)          CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $  10.52        $  10.52        $  10.99        $  10.99        $  10.06        $  10.06        $  11.08
       --------        --------        --------        --------        --------        --------        --------
           0.73            0.70            0.76            0.74            0.82            0.81            0.65
           0.22            0.22           (0.48)          (0.48)           1.00            1.00           (1.03)
       --------        --------        --------        --------        --------        --------        --------
           0.95            0.92            0.28            0.26            1.82            1.81           (0.38)
       --------        --------        --------        --------        --------        --------        --------
          (0.73)          (0.70)          (0.75)          (0.73)          (0.82)          (0.81)          (0.64)
             --              --              --              --           (0.07)          (0.07)             --
       --------        --------        --------        --------        --------        --------        --------
          (0.73)          (0.70)          (0.75)          (0.73)          (0.89)          (0.88)          (0.64)
       --------        --------        --------        --------        --------        --------        --------
       $  10.74        $  10.74        $  10.52        $  10.52        $  10.99        $  10.99        $  10.06
       ========        ========        ========        ========        ========        ========        ========
           9.01%           8.75%           2.55%           2.34%          18.07%          17.97%          (3.44%)
           6.60%           6.35%           6.21%           5.96%           6.38%           6.13%           6.13%
           0.50%           0.75%           0.50%           0.75%           0.50%           0.75%           0.50%
           0.65%           0.90%           0.65%           0.90%           0.63%           0.88%           0.61%
             32%             32%            312%            312%            284%            284%            274%
       $117,922        $  3,015        $109,482        $  2,764        $163,219        $    471        $169,404

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

International Bond Fund
--------------------------------------------------------------------------------

During the first ten months of 1999,(1) international bond markets faced a variety of challenges. As evidence emerged that the Brazilian economy would stabilize and the Japanese economy would recover, concern over a continuing global economic crisis abated. Rising oil and natural gas prices raised the specter of inflation and the U.S. dollar surged ahead versus other currencies during the first half of calendar 1999.

The European Central Bank eased interest rates by a half of a percent during the first half of the calendar year, seeking to stimulate economic growth. The introduction of the euro in January came with much pomp--but little circumstance--as interest in the new currency quickly faded, taking a toll on U.S. investors in Euroland(2) bonds. Finally, in the third calendar quarter of 1999, Western Europe saw signs of a sustainable rise in industrial production and, at the end of the reporting period, appeared to be growing faster than the United States. Unfortunately, the potential for increasing inflation moved interest rates higher in several countries, as the markets anticipated central-bank rate hikes in most G-7 nations in November. The overall impact on European bonds has been negative.

Japan may be the exception to the rate- hike rule. Since the end of the first half of calendar 1999, the yen has continued to strengthen against the U.S. dollar and the Japanese economy has continued to improve--largely as a result of an economic stimulus package and progress on bank reform.

PERFORMANCE REVIEW

During the ten months ended October 31, 1999, the MainStay Institutional International Bond Fund returned -5.33% for Institutional Class shares and -5.50% for Service Class shares. Both share classes underperformed the - 4.11% return of the average Lipper(3) international income fund over the same period. The Fund also lagged the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index,(4) which returned -3.66% over the ten-month period ended October 31, 1999. Much of the Fund's underperformance was due to starting the year without any exposure to Japanese bonds, which were among the best-performing securities during the reporting period.

The Fund maintained a close-to-neutral duration(5) during the first half of 1999, which had a mixed, but generally positive impact on Fund performance for that period. The Fund started the year with longer-duration bonds in Europe, but shortened duration to neutral as the European Central Bank cut interest rates. Early in the year, the Fund established shorter duration positions in Japan and dollar-bloc countries Australia and Canada, which proved beneficial throughout the first half of 1999. From July through October the Fund made selective modifications in duration in response to general market trends. Overall, the Fund's duration strategy has had a positive impact on the Fund's performance throughout the ten-month reporting period.

JAPANESE MARKET ADVANCES

After assiduously avoiding Japanese bonds for the past several years, the Fund began to invest in them early in the calendar year, increasing its holdings to 25% of the Fund's portfolio by October 31, 1999. Although raising the Fund's Japanese bond exposure had a positive impact on performance, in relation to peer funds, the contribution appears to have been insufficient as Japan now represents 36% of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.
--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) Euroland refers to the countries participating in European Monetary Union, a system that allows several European nations to operate with a common currency.
(3) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(4) The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. An investment cannot be made directly into an index.
(5) Duration is a measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account both interest and principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone. A portfolio's duration is considered neutral when it reflects the duration of its benchmark.

The Fund remained underweighted in the Japanese yen throughout the reporting period. During the first half of 1999, this had a positive impact as the U.S. dollar gained versus the yen. From July through October, however, the Fund's hedged position had a negative impact on performance as the yen moved ahead strongly. We believe that Japan's fiscal stimulus package, which initially strengthened the yen, may have the opposite effect on the currency going forward as market liquidity increases. As a result, we have continued to hedge a portion of the Fund's yen exposure.

EUROPEAN STRATEGIES

In Europe, the Fund focused on markets that we believed would need to ease monetary policy. During the first quarter of 1999, the Fund benefited from positions in Norwegian bonds, which were quite strong. The Fund was overweighted in the U.K., which tended to lag the market, despite easing by the Bank of England during the first half of calendar 1999. Early in October, however, we established a tactical position in five-year U.K. bonds following their underperformance, then took profits as they led the market in the second half of that month.

In Euroland, the Fund has its highest weightings in German, Italian, and Spanish bonds, but during the first half of 1999, performance suffered when the Fund underweighted portions of the yield curve that tended to outperform. From July through October, the Fund has added to its weighting in German bonds and has benefited from overexposure to the euro as it revived from its earlier weakness.

DOLLAR-BLOC STRATEGIES

The Fund's dollar-bloc investments, including Australian and Canadian bonds, had negative returns for the ten-month reporting period, although Australian bonds were among the global market leaders in local-currency terms--and both markets also registered positive returns in U.S.-dollar terms-- during the third quarter. As we approached the end of the reporting period, we believed that weakness in the Canadian dollar had been excessive, and in October, the Fund took a long position in this currency, seeking to benefit from its potential for recovery.

LOOKING AHEAD

With rate hikes anticipated in most of the G-7 nations except Japan, the near-term outlook for bonds may be challenging. On the other hand, the revitalization of the European economy looks positive for U.S. investors, and we believe that if Japan can sustain its recovery, the overall outlook for bond markets may improve. Also, we believe the euro is poised for a substantial recovery versus the dollar and we have positioned the Fund to benefit from this in the new year. Worldwide, the inflation outlook continues to be a pivotal factor in determining monetary policy. We will continue to assess bond and currency markets, seeking to identify excesses and capitalize on opportunities as they may occur.

While Y2K concerns may lead to short-term volatility, over the long term, we believe international bonds offer attractive opportunities for investors. Whatever the markets or global economy may bring, the Fund will continue to seek to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

JOSEPH PORTERA
Portfolio Manager
MacKay Shields LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                           INTERNATIONAL BOND FUND VS
                    SALOMON SMITH BARNEY NON-US DOLLAR WORLD
                             GOVERNMENT BOND INDEX

                           INSTITUTIONAL CLASS SHARES

                       [Institutional Class Shares Graph]

                                                                                                  SALOMON SMITH BARNEY NON-US DOLLAR
                                                                  INTERNATIONAL BOND FUND             WORLD GOVERNMENT BOND INDEX
                                                                  -----------------------          ---------------------------------
1/30/90                                                                    250000                             250000
12/31/90                                                                   249944                             291754
3/31/91                                                                    258015                             279355
6/30/91                                                                    249285                             277288
9/30/91                                                                    270845                             306874
12/31/91                                                                   296770                             339034
3/31/92                                                                    285575                             322625
6/30/92                                                                    312013                             352920
9/30/92                                                                    328393                             379001
12/31/92                                                                   319553                             355199
3/31/93                                                                    340275                             376334
6/30/93                                                                    351213                             387285
9/30/93                                                                    359600                             408160
12/31/93                                                                   366070                             408935
3/31/94                                                                    367598                             416868
6/30/94                                                                    369718                             423955
9/30/94                                                                    376295                             430950
12/31/94                                                                   377438                             433407
3/31/95                                                                    407255                             495991
6/30/95                                                                    420088                             520245
9/30/95                                                                    425372                             507603
12/31/95                                                                   447112                             518161
3/31/96                                                                    454725                             509404
6/30/96                                                                    469548                             511442
9/30/96                                                                    490381                             528115
12/31/96                                                                   511145                             539311
3/31/97                                                                    497330                             508139
6/30/97                                                                    514829                             522519
9/30/97                                                                    529104                             523616
12/31/97                                                                   524554                             516338
3/31/98                                                                    530817                             518455
6/30/98                                                                    541778                             527113
9/30/98                                                                    576226                             577769
12/31/98                                                                   590275                             608217
3/31/99                                                                    563445                             578779
6/30/99                                                                    536055                             552792
9/30/99                                                                    561209                             586623
10/31/99                                                                   558805                             585978

Source: Lipper, Inc

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/31/90.(+)

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                           INTERNATIONAL BOND FUND VS
                    SALOMON SMITH BARNEY NON-US DOLLAR WORLD
                             GOVERNMENT BOND INDEX

                              SERVICE CLASS SHARES

                          [SERVICE CLASS SHARES GRAPH]

                                                                                                  SALOMON SMITH BARNEY NON-US DOLLAR
                                                                  INTERNATIONAL BOND FUND             WORLD GOVERNMENT BOND INDEX
                                                                  -----------------------          ---------------------------------
1/30/90                                                                    250000                             250000
12/31/90                                                                   249944                             291754
3/31/91                                                                    258015                             279355
6/30/91                                                                    249285                             277288
9/30/91                                                                    270845                             306874
12/31/91                                                                   296770                             339034
3/31/92                                                                    285575                             322625
6/30/92                                                                    312013                             352920
9/30/92                                                                    328393                             379001
12/31/92                                                                   319553                             355199
3/31/93                                                                    340275                             376334
6/30/93                                                                    351213                             387285
9/30/93                                                                    359600                             408160
12/31/93                                                                   366070                             408935
3/31/94                                                                    367598                             416868
6/30/94                                                                    369718                             423955
9/30/94                                                                    376295                             430950
12/31/94                                                                   377438                             433407
3/31/95                                                                    407255                             495991
6/30/95                                                                    420088                             520245
9/30/95                                                                    424995                             507603
12/31/95                                                                   446358                             518161
3/31/96                                                                    453971                             509404
6/30/96                                                                    467994                             511442
9/30/96                                                                    488830                             528115
12/31/96                                                                   509186                             539311
3/31/97                                                                    494927                             508139
6/30/97                                                                    511946                             522519
9/30/97                                                                    525745                             523616
12/31/97                                                                   520728                             516338
3/31/98                                                                    526970                             518455
6/30/98                                                                    537374                             527113
9/30/98                                                                    571708                             577769
12/31/98                                                                   584776                             608217
3/31/99                                                                    558094                             578779
6/30/99                                                                    530856                             552792
9/30/99                                                                    554759                             586623
10/31/99                                                                   552595                             585978

Source: Lipper, Inc

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/31/90.(+)

                                                              TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
PERFORMANCE                                              AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------------------------------
                                                              YEAR TO DATE        ONE YEAR   FIVE YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------------
International Bond Fund Institutional Class(+)                    -5.33%            -3.46%       7.81%          8.59%
International Bond Fund Service Class(+)                          -5.50             -3.69        7.57           8.47
Average Lipper international income fund                          -4.11             -2.06        6.33           6.74
Salomon Smith Barney Non-U.S. Dollar World Government             -3.66             -2.96        5.80           9.13
 Bond Index

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[BAR CHART]

                           1991         1992         1993         1994         1995         1996         1997         1998
                          ----         ----         ----         ----         ----         ----         ----         ----
                         18.73         7.68        14.56         3.11        18.46        14.32         2.62        12.53

                       1999 AS OF
                        10/31/99
                       ----------
                         -5.33

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares are subject to an annual shareholder service fee of .25%.

The inception date of the International Bond Fund and the date such shares were first offered to the public was 1/1/95.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ The inception date of the International Bond Fund's predecessor separate account ("Separate Account") is 1/31/90. Performance figures, and, in the case of the graphs reflecting the investment of $250,000, investment results include the historical performance of the Separate Account for the period prior to the International Bond Fund's commencement of operations on 1/1/95. MacKay Shields LLC, the International Bond Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Bond Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 1999

LONG-TERM BONDS (97.1%)+
CORPORATE BONDS (13.6%)
                                 PRINCIPAL
                                  AMOUNT          VALUE
                               ---------------------------
GERMANY (5.0%)
Bayerische VBK New York
 4.50%, due 6/24/02..........  E     536,345   $   564,227
Deutsche Pfandbriefbank
 Series 436
 5.75%, due 3/4/09...........      1,060,000     1,135,563
Kredit Fuer Wiederaufbau
 5.00%, due 1/4/09...........      1,220,000     1,244,198
                                               -----------
                                                 2,943,988
                                               -----------
JAPAN (3.3%)
International Bank
 Reconstruction & Development
 4.75%, due 12/20/04.........  Y 170,900,000     1,949,630
                                               -----------
SWEDEN (1.3%)
Banque Nationale de Paris
 Medium-Term Notes Series E
 11.00%, due 11/4/99.........  SK  6,050,000       735,524
                                               -----------
UNITED KINGDOM (3.2%)
European Investment Bank
 6.25%, due 12/7/08..........  L     285,000       461,882
European Investment Bank
 7.625%, due 12/7/07.........        355,000       620,797
International Bank
 Reconstruction & Development
 Medium-Term Notes Series E
 7.125%, due 7/30/07.........        474,000       805,050
                                               -----------
                                                 1,887,729
                                               -----------
UNITED STATES (0.8%)
Conproca S.A.
 12.00%, due 6/16/10 (c).....  $     470,000       444,150
                                               -----------
Total Corporate Bonds
 (Cost $8,168,823)...........                    7,961,021
                                               -----------
GOVERNMENTS &
FEDERAL AGENCIES (83.5%)

AUSTRALIA (1.7%)
Australian Government Series
 302
 9.75%, due 3/15/02..........  A$    817,000       563,661
Federal National Mortgage
 Association
 Series EMTN
 6.375%, due 8/15/07.........        712,000       436,848
                                               -----------
                                                 1,000,509
                                               -----------
AUSTRIA (2.9%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03..........  E   1,627,000   $ 1,689,626
                                               -----------
BELGIUM (4.4%)
Kingdom of Belgium
 Series 10
 8.75%, due 6/25/02..........      2,197,000     2,557,294
                                               -----------
CANADA (4.7%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08...........  C$  1,761,000     1,196,029
 Series VR22
 7.50%, due 3/1/01...........      2,280,000     1,589,149
                                               -----------
                                                 2,785,178
                                               -----------
DENMARK (2.2%)
Kingdom of Denmark
 7.00%, due 11/10/24.........  DK  3,515,000       546,089
 7.00%, due 12/15/04.........      5,051,000       772,293
                                               -----------
                                                 1,318,382
                                               -----------
FINLAND (3.0%)
Finnish Government
 Series RG
 10.00%, due 9/15/01.........  E   1,492,000     1,732,593
                                               -----------
FRANCE (4.1%)
France Obligations
 Assimilables du Tresor
 4.00%, due 4/25/09..........      1,508,000     1,440,033
 5.50%, due 4/25/29..........        968,000       968,529
                                               -----------
                                                 2,408,562
                                               -----------
GERMANY (13.7%)
Bundesobligation
 Series 127
 4.50%, due 5/19/03 (d)......      3,760,000     3,955,514
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08...........        953,000     1,004,708
 5.625%, due 1/4/28..........      1,087,000     1,104,847
 Series 96
 6.00%, due 1/5/06...........      1,785,000     1,972,848
                                               -----------
                                                 8,037,917
                                               -----------
ITALY (7.5%)
Buoni Poliennali del Tesoro
 5.00%, due 5/1/08...........      1,075,000     1,104,853
 6.50%, due 11/1/27..........        547,000       607,899
 8.25%, due 7/1/01...........      1,581,000     1,771,642
 8.50%, due 1/1/04...........        766,000       914,485
                                               -----------
                                                 4,398,879
                                               -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

PORTFOLIO OF INVESTMENTS
October 31, 1999

GOVERNMENTS &
FEDERAL AGENCIES (CONTINUED)
                                 PRINCIPAL
                                  AMOUNT          VALUE
                               ---------------------------
JAPAN (21.3%)
Japanese Government
 Series 207
 0.90%, due 12/22/08.........  Y 211,400,000   $ 1,863,584
 Series 206
 1.50%, due 9/22/08..........     84,000,000       792,758
 Series 43
 2.90%, due 9/20/19..........     68,300,000       693,037
 Series 182
 3.00%, due 9/20/05..........    306,000,000     3,236,003
 Series 174
 4.60%, due 9/20/04..........    227,900,000     2,565,936
 Series 145
 5.50%, due 3/20/02..........    312,100,000     3,358,857
                                               -----------
                                                12,510,175
                                               -----------
NETHERLANDS (3.0%)
Netherlands Government
 3.75%, due 7/15/09..........  E   1,920,000     1,783,011
                                               -----------
NEW ZEALAND (2.4%)
New Zealand Government
 Series 404
 8.00%, due 4/15/04..........  N$  2,708,000     1,429,502
                                               -----------
SPAIN (4.8%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04..........  E   1,713,000     1,771,194
 5.15%, due 7/30/09..........      1,000,000     1,033,447
                                               -----------
                                                 2,804,641
                                               -----------
SWEDEN (0.9%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08...........  SK  4,100,000       549,751
                                               -----------
UNITED KINGDOM (6.9%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02..........  L   1,210,000     1,991,848
United Kingdom Treasury Bonds
 6.00%, due 12/7/28..........        283,000       578,612
 7.25%, due 12/7/07..........        310,000       555,987
 8.00%, due 12/7/15..........        434,000       949,299
                                               -----------
                                                 4,075,746
                                               -----------
Total Governments &
Federal Agencies
(Cost $50,931,872)...........                   49,081,766
                                               -----------
Total Long-Term Bonds
 (Cost $59,100,695)..........                   57,042,787
                                               -----------

PURCHASED OPTION (0.0%) (b)

                                 NOTIONAL
                                  AMOUNT          VALUE
                               ---------------------------
UNITED STATES (0.0%) (b)
U.S. Dollar Call/Japanese Yen
 Put Strike price Y110
 Expire 2/9/00 (a)(g)........      2,900,000   $    23,149
                                               -----------
Total Option
 (Cost $48,720)..............                       23,149
                                               -----------
SHORT-TERM INVESTMENT (0.5%)
COMMERCIAL PAPER (0.5%)
                                 PRINCIPAL
                                  AMOUNT
                               -------------
UNITED STATES (0.5%)
Xerox Credit Corp.
 5.33%, due 11/1/99..........  $     290,000       290,000
                                               -----------
Total Short-Term Investment
 (Cost $290,000).............                      290,000
                                               -----------
Total Investments
 (Cost $59,439,415) (e)......           97.6%   57,355,936(f)
Cash and Other Assets,
 Less Liabilities............            2.4     1,428,330
                               -------------   -----------
Net Assets...................          100.0%  $58,784,266
                               =============   ===========

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) May be sold to institutional investors only.
(d) Partially segregated as collateral for forward foreign currency contracts.
(e) The cost for Federal income tax purposes is $59,738,227.
(f) At October 31, 1999 net unrealized depreciation for securities was $2,382,291, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $678,479, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,060,770.
(g) The following abbreviations are used in the above portfolio:
    A$ --Australian Dollar
    C$ --Canadian Dollar
    DK--Danish Krone
    E --Euro
    Y --Japanese Yen
    N$--New Zealand Dollar
    L --Pound Sterling
    SK --Swedish Krona
    $ --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $59,439,415)...............................  $57,355,936
 Cash denominated in foreign currencies (identified
   cost $178,383)..................................      175,753
 Cash..............................................       68,651
 Receivables:
   Investment securities sold......................    1,150,763
   Interest........................................    1,287,319
   Fund shares sold................................          561
 Unrealized appreciation on foreign currency
   forward contracts...............................      243,006
                                                     -----------
       Total assets................................   60,281,989
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,151,141
   MainStay Management.............................       29,802
   Custodian.......................................       12,875
   Transfer agent..................................        2,224
 Accrued expenses..................................       54,026
 Unrealized depreciation on foreign currency
   forward contracts...............................      247,655
                                                     -----------
       Total liabilities...........................    1,497,723
                                                     -----------
 Net assets........................................  $58,784,266
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class.............................  $     5,981
   Institutional Service Class.....................           20
 Additional paid-in capital........................   61,246,440
 Accumulated undistributed net investment income...      440,285
 Accumulated net realized loss on investments......     (817,180)
 Net unrealized depreciation on investments........   (2,083,479)
 Net unrealized depreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................       (7,801)
                                                     -----------
 Net assets........................................  $58,784,266
                                                     ===========
Institutional Class
 Net assets applicable to outstanding shares.......  $58,585,224
                                                     ===========
 Shares of capital stock outstanding...............    5,981,013
                                                     ===========
 Net asset value per share outstanding.............  $      9.80
                                                     ===========
Institutional Service Class
 Net assets applicable to outstanding shares.......  $   199,042
                                                     ===========
 Shares of capital stock outstanding...............       20,446
                                                     ===========
 Net asset value per share outstanding.............  $      9.74
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                             1999*         1998
                                          -----------   -----------
INVESTMENT INCOME:
 Income:
   Interest (a).........................  $ 2,611,044   $3,613,231
                                          -----------   ----------
 Expenses:
   Management...........................      393,177      440,402
   Professional.........................       44,581       43,837
   Registration.........................       25,220       27,181
   Transfer agent.......................       22,216       27,596
   Custodian............................       20,282       30,397
   Shareholder communication............        4,009        8,897
   Directors............................        1,137        1,285
   Amortization of organization
     expense............................          632          759
   Service..............................          444          586
   Miscellaneous........................       13,624       13,050
                                          -----------   ----------
       Total expenses before
        reimbursement...................      525,322      593,990
   Expense reimbursement from Manager...      (57,982)     (70,444)
                                          -----------   ----------
       Net expenses.....................      467,340      523,546
                                          -----------   ----------
 Net investment income..................    2,143,704    3,089,685
                                          -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions................     (809,727)   1,420,414
   Option transactions..................       13,234      (52,912)
   Foreign currency transactions........   (1,569,155)     597,311
                                          -----------   ----------
 Net realized gain (loss) on investments
   and foreign currency transactions....   (2,365,648)   1,964,813
                                          -----------   ----------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions................   (2,881,428)   1,431,603
   Translation of other assets and
     liabilities in foreign currencies
     and foreign currency forward
     contracts..........................     (177,735)     149,867
                                          -----------   ----------
 Net unrealized gain (loss) on
   investments and foreign currency
   transactions.........................   (3,059,163)   1,581,470
                                          -----------   ----------
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions.........................   (5,424,811)   3,546,283
                                          -----------   ----------
 Net increase (decrease) in net assets
   resulting from operations............  $(3,281,107)  $6,635,968
                                          ===========   ==========

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
(a) Interest recorded net of foreign withholding taxes of $2,171 and $326 for 1999 and 1998 respectively.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*             1998           1997
                                                              --------------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    2,143,704   $    3,089,685   $ 2,993,215
    Net realized gain (loss) on investments.................        (809,727)       1,420,414     1,535,035
    Net realized gain (loss) on option transactions.........          13,234          (52,912)           --
    Net realized gain (loss) on foreign currency
      transactions..........................................      (1,569,155)         597,311     1,308,158
    Net change in unrealized appreciation (depreciation) on
      investments...........................................      (2,881,428)       1,431,603    (4,098,551)
    Net change in unrealized appreciation on translation of
      other assets and liabilities in foreign currencies and
      foreign currency forward contracts....................        (177,735)         149,867      (382,945)
                                                              --------------   --------------   -----------
    Net increase (decrease) in net assets resulting from
      operations............................................      (3,281,107)       6,635,968     1,354,912
                                                              --------------   --------------   -----------
  Dividends and distributions to shareholders:
    From net investment income and net realized gain on
      foreign currency transactions:
      Institutional Class...................................        (234,371)      (3,476,092)   (4,197,703)
      Institutional Service Class...........................            (851)         (12,646)      (19,891)
    From net realized gain on investments:
      Institutional Class...................................        (780,510)        (645,156)   (1,539,271)
      Institutional Service Class...........................          (2,666)          (2,456)       (7,516)
    In excess of net investment income:
      Institutional Class...................................        (146,208)              --            --
      Institutional Service Class...........................            (531)              --            --
                                                              --------------   --------------   -----------
        Total dividends and distributions to shareholders...      (1,165,137)      (4,136,350)   (5,764,381)
                                                              --------------   --------------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................       3,608,411       11,263,450     1,477,297
      Institutional Service Class...........................             814           21,938        58,930
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Institutional Class...................................       1,147,733        4,116,548     5,736,968
      Institutional Service Class...........................           4,078           14,879        27,401
                                                              --------------   --------------   -----------
                                                                   4,761,036       15,416,815     7,300,596
    Cost of shares redeemed:
      Institutional Class...................................      (4,290,956)      (3,932,796)   (6,192,594)
      Institutional Service Class...........................         (22,173)         (49,589)      (54,357)
                                                              --------------   --------------   -----------
      Increase in net assets derived from capital share
        transactions........................................         447,907       11,434,430     1,053,645
                                                              --------------   --------------   -----------
      Net increase (decrease) in net assets.................      (3,998,337)      13,934,048    (3,355,824)
NET ASSETS:
  Beginning of period.......................................      62,782,603       48,848,555    52,204,379
                                                              --------------   --------------   -----------
  End of period.............................................  $   58,784,266   $   62,782,603   $48,848,555
                                                              ==============   ==============   ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $      440,285   $      235,222   $    89,876
                                                              ==============   ==============   ===========

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................     $ 10.56         $ 10.52         $ 10.05         $ 10.01
                                                            -------         -------         -------         -------
Net investment income..................................        0.35            0.37            0.56            0.53
Net realized and unrealized gain (loss) on
  investments..........................................       (0.62)          (0.65)           0.71            0.71
Net realized and unrealized gain (loss) on foreign
  currency transactions................................       (0.30)          (0.30)          (0.01)          (0.01)
                                                            -------         -------         -------         -------
Total from investment operations.......................       (0.57)          (0.58)           1.26            1.23
                                                            -------         -------         -------         -------
Less dividends and distributions:
From net investment income and net realized gain on
  foreign currency transactions........................       (0.04)          (0.04)          (0.63)          (0.60)
From net realized gain on investments..................       (0.13)          (0.13)          (0.12)          (0.12)
In excess of net investment income.....................       (0.02)          (0.03)             --              --
                                                            -------         -------         -------         -------
Total dividends and distributions......................       (0.19)          (0.20)          (0.75)          (0.72)
                                                            -------         -------         -------         -------
Net asset value at end of period.......................     $  9.80         $  9.74         $ 10.56         $ 10.52
                                                            =======         =======         =======         =======
Total investment return................................       (5.33%)(b)      (5.50%)(b)      12.53%          12.30%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        4.36%+          4.11%+          5.61%           5.36%
  Net expenses.........................................        0.95%+          1.20%+          0.95%           1.20%
  Expenses (before reimbursement)......................        1.07%+          1.32%+          1.08%           1.33%
Portfolio turnover rate................................         251%            251%            299%            299%
Net assets at end of period (in 000's).................     $58,585         $   199         $62,549         $   234

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Commencement of operations.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                        YEAR ENDED DECEMBER 31                            JANUARY 1, 1995(a)
     -------------------------------------------------------------              THROUGH
                 1997                            1996                      DECEMBER 31, 1995
     -----------------------------   -----------------------------   -----------------------------
        $ 11.10         $ 11.07         $ 11.16         $ 11.14         $ 10.00         $ 10.00
        -------         -------         -------         -------         -------         -------
           1.01            0.98            1.21            1.19            0.70            0.70
          (1.11)          (1.13)           0.11            0.11            1.12            1.10
           0.40            0.41            0.27            0.26            0.02            0.02
        -------         -------         -------         -------         -------         -------
           0.30            0.26            1.59            1.56            1.84            1.82
        -------         -------         -------         -------         -------         -------
          (0.99)          (0.96)          (1.37)          (1.35)          (0.55)          (0.55)
          (0.36)          (0.36)          (0.28)          (0.28)          (0.13)          (0.13)
             --              --              --              --              --              --
        -------         -------         -------         -------         -------         -------
          (1.35)          (1.32)          (1.65)          (1.63)          (0.68)          (0.68)
        -------         -------         -------         -------         -------         -------
        $ 10.05         $ 10.01         $ 11.10         $ 11.07         $ 11.16         $ 11.14
        =======         =======         =======         =======         =======         =======
           2.62%           2.27%          14.32%          14.08%          18.46%          18.26%
           5.86%           5.61%           6.02%           5.77%           6.61%           6.36%
           0.95%           1.20%           0.95%           1.20%           0.95%           1.20%
           1.10%           1.35%           1.08%           1.33%           1.03%           1.28%
            186%            186%             57%             57%             92%             92%
        $48,613         $   235         $51,980         $   225         $44,388         $     6

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Money Market Fund
--------------------------------------------------------------------------------

During the ten months ended October 31, 1999,(1) the most significant events affecting the money markets were the two rate hikes by the Federal Reserve Board on June 30 and August 24, 1999. Each of these moves increased the targeted federal funds rate by 25 basis points.

The rate increases generally had a positive impact on the returns available to money market investors. Nevertheless, since bond prices tend to decline when interest rates rise, the Federal Reserve Board's tightening moves had a generally negative impact on the bond markets overall.

PERFORMANCE OVERVIEW

For the ten months ended October 31, 1999, the MainStay Institutional Money Market Fund returned 3.96% for Institutional Class shares, 3.74% for Service Class shares, and 3.53% for Sweep Shares Class shares. All share classes underperformed the 4.00% return of the average Lipper(2) institutional money market fund over the same ten-month period.

The Fund's underperformance relative to its peers was largely attributable to two factors. First, the Fund purchased short-term corporate bonds in the first calendar quarter of 1999, but did so before the yield curve finished steepening. While the Fund initially benefited from these purchases because the yield curve had already steepened by 30 basis points, it would have benefited even more if the purchases had been made in the second calendar quarter, after the yield curve steepened another 30 basis points. A second factor that negatively impacted the Fund's performance relative to its peers was a longer duration strategy, which detracted from the Fund's ability to respond in a changing rate environment.

STRATEGIES AND SECTORS

During the ten months ended October 31, 1999, the Fund's duration ranged from 51 to 78 days. The Fund's target duration shifted within a range of 60 to 65 days, but remained at 65 days for most of the reporting period.

In the first calendar quarter of 1999, the Fund benefited from a duration that was about a week longer than that of the average money market fund. Unfortunately, the Fund retained the longer duration even after the Federal Reserve's tightening move at the end of June. Although we anticipated another tightening, we also believed the Fund could benefit from the higher yields of longer-term securities. Unfortunately, the Federal Reserve moved to raise rates a second time earlier than we expected. Since the Fund tends to hold securities to maturity, it suddenly found itself at a disadvantage to funds with shorter duration, which were able to benefit sooner from the higher rates then available in the marketplace.

Utilizing extensive experience with asset-backed commercial paper, the Fund was able to make several successful investments in these securities. Although asset-backed securities tend to trade cheaper than other securities because of their complexity, they are still of high quality. The Fund also found value in floating-rate securities. These bonds offer a yield premium over commercial paper because they are somewhat less liquid. While the floaters' maturities tend to be longer, their rates are tied to short-term benchmarks, such as the federal funds rate or one-month or quarterly LIBOR rates.

Significant Fund purchases during the reporting period included an asset-backed security from Heart Equipment Trust and floaters from Comerica and First Union. The Fund's exposure to floaters and short-term corporate securities decreased during the ten-month reporting period, even though the sectors appeared attractive. One reason for the decrease was a 33% increase in the Fund's net assets from $305 million on December 31, 1998, to $405 million on October 31, 1999. When buying floaters and corporates, which are less liquid than

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

other money market instruments, the Fund seeks broad diversification to help manage risk and possibly shield investors if a credit event should occur. Unfortunately, it became increasingly difficult to find floaters of sufficient size in companies of sufficient quality to meet the Fund's diversification and investment criteria.

The Fund remains underweighted in Treasury securities and agencies and continues to emphasize securities that tend to offer yield advantages over Treasuries.

LOOKING AHEAD

As we look toward the year 2000, the Fund may begin to explore agency securities and other callable and putable structures, as size and liquidity have improved in this sector over the last year and a half. After three moves to ease interest rates in 1998, the Federal Reserve would still need to tighten once again to fully undo what it did in the last calendar year. While we anticipate another tightening move, we believe timing will be a key factor in determining which funds will benefit.

Whatever the economy or the markets may bring, the MainStay Institutional Money Market Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity for its shareholders.

DAVID CLEMENT
Portfolio Manager
New York Life Insurance Company

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES

                       [INSTITUTIONAL CLASS SHARES GRAPH]

                                                               AVERAGE LIPPER INSTITUTIONAL               MONEY MARKET
                                                                    MONEY MARKET FUND                         FUND
                                                              --------------------------------         -----------------
1/2/91                                                                     250000                             250000
03/31/91                                                                   254200                             254048
06/30/91                                                                   257962                             257817
09/30/91                                                                   261625                             261517
12/31/91                                                                   264974                             264886
03/31/92                                                                   267703                             267672
06/30/92                                                                   270220                             270192
09/30/92                                                                   272462                             272471
12/31/92                                                                   274560                             274574
03/31/93                                                                   276565                             276575
06/30/93                                                                   278528                             278504
09/30/93                                                                   280534                             280508
12/31/93                                                                   282582                             282505
03/31/94                                                                   284673                             284563
06/30/94                                                                   287178                             286970
09/30/94                                                                   290193                             290003
12/31/94                                                                   293763                             293461
03/31/95                                                                   297817                             297573
06/30/95                                                                   302075                             301769
09/30/95                                                                   306274                             305862
12/31/95                                                                   310470                             309973
03/31/96                                                                   314413                             313892
06/30/96                                                                   318312                             317752
09/30/96                                                                   322354                             321748
12/31/96                                                                   326448                             325805
03/31/97                                                                   330496                             329815
06/30/97                                                                   334793                             334066
09/30/97                                                                   339245                             338494
12/31/97                                                                   343791                             342990
03/31/98                                                                   348295                             347421
06/30/98                                                                   352858                             351901
09/30/98                                                                   357551                             356506
12/31/98                                                                   362020                             360986
03/31/99                                                                   366219                             365126
06/30/99                                                                   370394                             369251
09/30/99                                                                   374913                             373662
10/31/99                                                                   376525                             375266

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND
                           SWEEP SHARES CLASS SHARES
[Sweep Shares Class Shares Graph]

                                                               AVERAGE LIPPER INSTITUTIONAL               MONEY MARKET
                                                                    MONEY MARKET FUND                         FUND
                                                              --------------------------------         -----------------
1/2/91                                                                     250000                             250000
03/31/91                                                                   254200                             254048
06/30/91                                                                   257962                             257817
09/30/91                                                                   261625                             261517
12/31/91                                                                   264974                             264886
03/31/92                                                                   267703                             267672
06/30/92                                                                   270220                             270192
09/30/92                                                                   272462                             272471
12/31/92                                                                   274560                             274574
03/31/93                                                                   276565                             276575
06/30/93                                                                   278528                             278504
09/30/93                                                                   280534                             280508
12/31/93                                                                   282582                             282505
03/31/94                                                                   284673                             284563
06/30/94                                                                   287178                             286970
09/30/94                                                                   290193                             290003
12/31/94                                                                   293763                             293461
03/31/95                                                                   297817                             297573
06/30/95                                                                   302075                             301660
09/30/95                                                                   306274                             305562
12/31/95                                                                   310470                             309478
03/31/96                                                                   314413                             313199
06/30/96                                                                   318312                             316855
09/30/96                                                                   322354                             320639
12/31/96                                                                   326448                             324481
03/31/97                                                                   330496                             328273
06/30/97                                                                   334793                             332299
09/30/97                                                                   339245                             336493
12/31/97                                                                   343791                             340748
03/31/98                                                                   348295                             344940
06/30/98                                                                   352858                             349172
09/30/98                                                                   357551                             353518
12/31/98                                                                   362020                             357764
03/31/99                                                                   366219                             361426
06/30/99                                                                   370394                             365056
09/30/99                                                                   374913                             368953
10/31/99                                                                   376525                             370380

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                 AVERAGE LIPPER INSTITUTIONAL MONEY MARKET FUND

                              SERVICE CLASS SHARES

                          [SERVICE CLASS SHARES GRAPH]

                                                               AVERAGE LIPPER INSTITUTIONAL               MONEY MARKET
                                                                    MONEY MARKET FUND                         FUND
                                                              --------------------------------         -----------------
1/2/91                                                                     250000                             250000
03/31/91                                                                   254200                             254048
06/30/91                                                                   257962                             257817
09/30/91                                                                   261625                             261517
12/31/91                                                                   264974                             264886
03/31/92                                                                   267703                             267672
06/30/92                                                                   270220                             270192
09/30/92                                                                   272462                             272471
12/31/92                                                                   274560                             274574
03/31/93                                                                   276565                             276575
06/30/93                                                                   278528                             278504
09/30/93                                                                   280534                             280508
12/31/93                                                                   282582                             282505
03/31/94                                                                   284673                             284563
06/30/94                                                                   287178                             286970
09/30/94                                                                   290193                             290003
12/31/94                                                                   293763                             293461
03/31/95                                                                   297817                             297573
06/30/95                                                                   302075                             301660
09/30/95                                                                   306274                             305562
12/31/95                                                                   310470                             309478
03/31/96                                                                   314413                             313199
06/30/96                                                                   318312                             316855
09/30/96                                                                   322354                             320639
12/31/96                                                                   326448                             324481
03/31/97                                                                   330496                             328273
06/30/97                                                                   334793                             332299
09/30/97                                                                   339245                             336493
12/31/97                                                                   343791                             340748
03/31/98                                                                   348295                             344940
06/30/98                                                                   352858                             349172
09/30/98                                                                   357551                             353518
12/31/98                                                                   362020                             357737
03/31/99                                                                   366219                             361619
06/30/99                                                                   370394                             365477
09/30/99                                                                   374913                             369612
10/31/99                                                                   376525                             371120

Source: Lipper, Inc.

THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91

                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
PERFORMANCE                                     AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                    YEAR TO DATE         ONE YEAR   FIVE YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
Money Market Fund Institutional Class(+)                 3.96%              4.81%       5.22%          4.70%
Money Market Fund Service Class(+)                       3.74               4.55        4.98           4.57
Money Market Fund Sweep Shares Class(+)                  3.53               4.34        4.94           4.55
Average Lipper institutional money market fund           4.00               4.85        5.31           4.89

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[BAR CHART]

TOTAL RETURN %*
                          1991         1992         1993          1994         1995          1996         1997
                          ----         ----         ----          ----         ----          ----         ----
                          5.95         3.66         2.89          3.88         5.63          5.11         5.27

                          1998         1999
                          ----         ----
                          5.25         3.96

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class, the Service Class, and the Sweep Shares Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class and Sweep Shares Class shares, first offered 1/1/95 and 12/8/98, respectively, are subject to an annual shareholder service fee of .25%. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.

Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class and Sweep Shares Class shares, include the service fee of .25% on an annualized basis of the average daily net asset values of the Service Class and Sweep Shares Class shares. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.

+ Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception (1/1/95) up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these classes after these dates will vary based on differences in their expense structures.

  The Money Market Fund had an effective 7-day yield with a current 7-day yield of 5.28% and 5.15%, respectively, for the Institutional Class; 5.02% and 4.90%, respectively, for the Service Class; and 4.76% and 4.65%, respectively, for the Sweep Shares Class; all as of 10/31/99. These yields reflect certain expense limitations. Had these expenses not been limited, the effective 7-day yield and the current 7-day yield would have been 5.20% and 5.07%, respectively, for the Institutional Class; 4.94% and 4.82%, respectively, for the Service Class; and 4.67% and 4.57%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS
October 31, 1999



SHORT-TERM
INVESTMENTS (103.6%)+
                               PRINCIPAL     AMORTIZED
                                AMOUNT          COST
                              -------------------------
ASSET-BACKED SECURITY (0.4%)
Heller Equipment Asset
 Receivable Trust, Series
 1999-1 Class A1
 4.95%, due 5/13/00 (c).....  $ 1,809,987   $  1,809,987
                                            ------------
                                               1,809,987
                                            ------------
BANK NOTES (6.7%)
Comerica Bank (Detroit,
 Michigan)
 5.34%, due 2/2/00 (b)(c)...    5,000,000      4,999,625
 5.45%, due 9/11/00
   (b)(c)...................    5,000,000      4,997,884
First National Bank Commerce
 New Orleans
 6.50%, due 1/14/00 (c).....    4,150,000      4,161,681
First Union National Bank
 5.50%, due 11/23/99
   (b)(c)...................    3,000,000      3,000,000
 5.52%, due 8/18/00
   (b)(c)...................    5,000,000      5,000,000
PNC Bank North America
 5.04%, due 2/16/00 (c).....    5,000,000      4,999,434
                                            ------------
                                              27,158,624
                                            ------------
COMMERCIAL PAPER (91.1%)
American General Finance
 Corp.
 5.78%, due 2/25/00.........    5,000,000      4,906,878
Asset Portfolio Funding
 Corp.
 5.90%, due 1/31/00 (a).....   10,000,000      9,850,861
Associates Corp. of North
 America
 5.15%, due 11/19/99........   10,000,000      9,974,250
Associates First Capital
 Corp.
 5.34%, due 12/24/99........   10,000,000      9,921,383
Blue Ridge Asset Funding
 Corp.
 5.98%, due 2/15/00 (a).....   10,000,000      9,823,922
 6.15%, due 1/20/00 (a).....   10,000,000      9,863,333
Carolina Power & Light Co.
 5.20%, due 11/5/99.........    8,500,000      8,495,089
Centric Capital Corp.
 5.20%, due 11/10/99 (a)....   10,000,000      9,987,000
 6.05%, due 1/6/00 (a)......    7,515,000      7,431,646
Coca-Cola Enterprises Inc.
 5.36%, due 11/22/99 (a)....   10,000,000      9,968,733
Cooperative Association of
 Tractor Dealers Inc.
 5.85%, due 1/21/00.........   11,100,000     10,953,896
DaimlerChrysler North
 America Holding Corp.
 5.15%, due 11/8/99.........    8,000,000      7,991,989
 5.94%, due 2/23/00.........   10,000,000      9,811,900
Delaware Funding Corp.
 5.88%, due 1/24/00 (a).....   10,000,000      9,862,800

                               PRINCIPAL     AMORTIZED
                                AMOUNT          COST
                              -------------------------

COMMERCIAL PAPER (CONTINUED)
Duke Capital Corp.
 5.85%, due 2/11/00 (a).....  $10,000,000   $  9,834,250
DuPont (E.I.) De Nemours &
 Co.
 5.23%, due 12/2/99.........   10,000,000      9,954,964
Finova Capital Corp.
 5.37%, due 11/1/99.........    4,925,000      4,925,000
Ford Motor Credit Corp.
 5.14%, due 11/15/99........   10,000,000      9,980,011
Fortune Brands Inc.
 5.30%, due 11/2/99.........   10,000,000      9,998,528
General Electric Capital
 Corp.
 5.75%, due 3/6/00..........    8,000,000      7,839,000
 5.98%, due 2/22/00.........   10,000,000      9,812,294
General Motors Acceptance
 Corp.
 5.87%, due 2/18/00.........    7,000,000      6,875,589
Goldman Sachs Group Inc.
 (The)
 5.93%, due 3/24/00.........   10,000,000      9,762,800
Govco Inc.
 5.35%, due 11/8/99 (a).....   10,000,000      9,989,597
 5.38%, due 11/23/99 (a)....   10,000,000      9,967,122
Jefferson Smurfit Finance
 Corp.
 5.78%, due 1/19/00.........    9,000,000      8,885,845
John Deere Capital Corp.
 5.15%, due 12/6/99.........   10,000,000      9,949,931
Market Street Funding
 5.86%, due 2/7/00 (a)......    7,137,000      7,023,149
Merita North America Inc.
 5.35%, due 12/9/99.........   10,000,000      9,943,528
Merrill Lynch & Co., Inc.
 5.30%, due 11/1/99.........   15,000,000     15,000,000
Morgan (J.P.) & Co. Inc.
 5.00%, due 11/1/99.........    8,000,000      8,000,000
 5.90%, due 3/10/00.........   10,000,000      9,786,944
Park Avenue Receivables
 Corp.
 5.92%, due 3/16/00 (a).....   10,000,000      9,776,356
Procter & Gamble Co.
 5.31%, due 12/13/99........   10,000,000      9,938,050
Salomon Smith Barney
 Holdings Inc.
 5.47%, due 3/13/00
   (b)(c)...................    5,000,000      5,000,000
Special Purpose Accounts
 Receivables Corp.
 5.88%, due 1/28/00 (a).....   10,000,000      9,856,267
UBS Finance Delaware LLC
 5.31%, due 12/20/99........   10,000,000      9,927,725
 5.34%, due 12/1/99.........   10,000,000      9,955,500

-------------
 + Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND

October 31, 1999


                               PRINCIPAL     AMORTIZED
                                AMOUNT          COST
                              -------------------------
COMMERCIAL PAPER (CONTINUED)
Wells Fargo Co.
 5.93%, due 3/1/00..........  $10,000,000   $  9,800,686
Windmill Funding Corp.
 5.37%, due 12/16/99 (a)....    8,000,000      7,946,300
                                            ------------
                                             368,573,116
                                            ------------
CORPORATE BOND (0.6%)
Morgan Stanley, Dean Witter,
 Discover & Co.
 6.25%, due 3/15/00 (c).....    2,500,000      2,509,157
                                            ------------
                                               2,509,157
                                            ------------
MEDIUM-TERM NOTES (4.8%)
Ford Motor Credit Co.
 5.83%, due 2/28/00 (c).....    6,550,000      6,565,102
General Motors Acceptance
 Corp.
 5.45%, due 2/22/00 (c).....    3,700,000      3,703,918
Morgan Stanley, Dean Witter,
 Discover & Co., Series C
 5.47%, due 2/11/00
   (b)(c)...................    2,000,000      2,000,189
 5.89%, due 3/20/00 (c).....    2,000,000      2,004,562
Wells Fargo Co., Series J
 5.23%, due 4/10/00 (c).....    5,000,000      4,999,446
                                            ------------
                                              19,273,217
                                            ------------
Total Short-Term Investments
 (Amortized Cost
 $419,324,101) (d)..........        103.6%   419,324,101
Liabilities in Excess of
 Cash and Other Assets......         (3.6)   (14,712,966)
                              -----------   ------------
Net Assets..................        100.0%  $404,611,135
                              ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at October 31, 1999.
(c) Coupon interest bearing security.
(d) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                              AMORTIZED
                                 COST        PERCENT +
                             -------------------------
Auto Finance...............  $ 27,124,620        6.7%
Auto Manufacturing.........    17,803,889        4.4
Banks......................    89,572,453       22.1
Beverages..................     9,968,733        2.4
Brokerage..................    36,276,708        9.0
Chemicals..................     9,954,964        2.4
Conglomerates..............    17,651,294        4.4
Consumer Products..........     9,998,528        2.5
Cosmetics & Toiletries.....     9,938,050        2.5
Diversified Financial
  Services.................     4,925,000        1.2
Farm Equipment.............     9,949,931        2.5
Finance....................    41,662,339       10.3
Forest Products & Paper....     8,885,845        2.2
Insurance..................    15,860,774        3.9
Special Purpose Finance....    91,421,634       22.6
Utilities..................     8,495,089        2.1
Utilities-Electric.........     9,834,250        2.4
                             ------------    ---------
                              419,324,101      103.6
Liabilities in Excess of
  Cash and Other Assets....   (14,712,966)      (3.6)
                             ------------    ---------
Net Assets.................  $404,611,135      100.0%
                             ------------    ---------
                             ------------    ---------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $419,324,101).............................  $419,324,101
 Cash.............................................           101
 Receivables:
   Interest.......................................       593,909
   Fund shares sold...............................       278,498
 Other assets.....................................         3,328
                                                    ------------
       Total assets...............................   420,199,937
                                                    ------------
LIABILITIES:
 Payables:
   Fund shares redeemed...........................    15,162,115
   MainStay Management............................       129,188
   Custodian......................................        17,500
   Transfer agent.................................         4,322
 Accrued expenses.................................       221,782
 Dividend payable.................................        53,895
                                                    ------------
       Total liabilities..........................    15,588,802
                                                    ------------
 Net assets.......................................  $404,611,135
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   Institutional Class............................  $    246,735
   Institutional Service Class....................         5,630
   Sweep Shares Class.............................       152,268
 Additional paid-in capital.......................   404,228,490
 Accumulated net realized loss on investments.....       (21,988)
                                                    ------------
 Net assets.......................................  $404,611,135
                                                    ============
Institutional Class
 Net assets applicable to outstanding shares......  $246,713,488
                                                    ============
 Shares of capital stock outstanding..............   246,735,443
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Institutional Service Class
 Net assets applicable to outstanding shares......  $  5,629,567
                                                    ============
 Shares of capital stock outstanding..............     5,629,568
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $152,268,080
                                                    ============
 Shares of capital stock outstanding..............   152,268,112
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============


STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                           1999*           1998
                                        ------------   ------------
INVESTMENT INCOME:
 Income:
   Interest...........................  $15,229,691    $15,605,964
                                        -----------    -----------
 Expenses:
   Management.........................    1,470,982      1,386,536
   Distribution--Sweep Shares Class...      258,999            107
   Service--Sweep Shares Class........      258,999            107
   Service--Institutional Service
     Class............................       26,983        204,779
   Shareholder communication..........      110,353        152,814
   Professional.......................       67,172         89,900
   Registration.......................       52,236         44,420
   Transfer agent.....................       43,836         35,893
   Custodian..........................       29,337         31,093
   Directors..........................        6,193          6,903
   Pricing Service....................        2,238          2,197
   Miscellaneous......................       32,378         19,819
                                        -----------    -----------
       Total expenses before
        reimbursement.................    2,359,706      1,974,568
   Expense reimbursement from
     Manager..........................     (343,743)      (383,039)
                                        -----------    -----------
       Net expenses...................    2,015,963      1,591,529
                                        -----------    -----------
 Net investment income................   13,213,728     14,014,435
                                        -----------    -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
   investments........................        5,267        (22,863)
                                        -----------    -----------
 Net increase in net assets resulting
   from operations....................  $13,218,995    $13,991,572
                                        ===========    ===========

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                  1999*           1998            1997
                                                              -------------   -------------   -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  13,213,728   $  14,014,435   $  10,768,396
    Net realized gain (loss) on investments.................          5,267         (22,863)           (497)
                                                              -------------   -------------   -------------
    Net increase in net assets resulting from operations....     13,218,995      13,991,572      10,767,899
                                                              -------------   -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................     (8,402,982)    (10,021,538)     (8,228,621)
      Institutional Service Class...........................       (487,323)     (3,989,833)     (2,539,775)
      Sweep Shares Class....................................     (4,323,423)         (3,064)             --
    From net realized gain on investments:
      Institutional Class...................................             --              --          (2,265)
      Institutional Service Class...........................             --              --            (742)
                                                              -------------   -------------   -------------
        Total dividends and distributions to shareholders...    (13,213,728)    (14,014,435)    (10,771,403)
                                                              -------------   -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    478,066,197     267,338,520     383,541,801
      Institutional Service Class...........................     10,416,347      92,388,730      90,078,559
      Sweep Shares Class....................................    251,505,734       7,085,440              --
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................      8,988,009      10,079,609       7,733,123
      Institutional Service Class...........................        810,782       3,866,077       2,386,943
      Sweep Shares Class....................................      4,313,813              --              --
                                                              -------------   -------------   -------------
                                                                754,100,882     380,758,376     483,740,426
    Cost of shares redeemed:
      Institutional Class...................................   (434,683,773)   (273,376,385)   (311,712,755)
      Institutional Service Class...........................   (109,362,209)    (56,718,408)    (62,901,724)
      Sweep Shares Class....................................   (110,508,066)       (128,810)             --
                                                              -------------   -------------   -------------
      Increase in net assets derived from capital share
        transactions........................................     99,546,834      50,534,773     109,125,947
                                                              -------------   -------------   -------------
      Net increase in net assets............................     99,552,101      50,511,910     109,122,443
NET ASSETS:
  Beginning of period.......................................    305,059,034     254,547,124     145,424,681
                                                              -------------   -------------   -------------
  End of period.............................................  $ 404,611,135   $ 305,059,034   $ 254,547,124
                                                              =============   =============   =============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                         INSTITUTIONAL                                        INSTITUTIONAL
                                      INSTITUTIONAL         SERVICE         SWEEP SHARES      INSTITUTIONAL      SERVICE
                                          CLASS              CLASS             CLASS              CLASS           CLASS
                                      -------------      -------------      ------------      -------------   -------------
                                                       JANUARY 1, 1999
                                                           THROUGH                                     YEAR ENDED
                                                      OCTOBER 31, 1999*                             DECEMBER 31, 1998
                                      --------------------------------------------------      -----------------------------
Net asset value at beginning of
period..............................    $   1.00           $   1.00           $   1.00          $   1.00        $   1.00
                                        --------           --------           --------          --------        --------
Net investment income...............        0.04               0.04               0.04              0.05            0.05
                                        --------           --------           --------          --------        --------
Less dividends and distributions:
From net investment income..........       (0.04)             (0.04)             (0.04)            (0.05)          (0.05)
From net realized gain on
  investments.......................          --                 --                 --                --              --
                                        --------           --------           --------          --------        --------
Total dividends and distributions...       (0.04)             (0.04)             (0.04)            (0.05)          (0.05)
                                        --------           --------           --------          --------        --------
Net asset value at end of period....    $   1.00           $   1.00           $   1.00          $   1.00        $   1.00
                                        ========           ========           ========          ========        ========
Total investment return.............        3.96%(b)           3.74%(b)           3.53%(b)          5.25%           4.99%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income.............        4.68%+             4.43%+             4.18%+            5.12%           4.87%
  Net expenses......................        0.50%+             0.75%+             1.00%+            0.50%           0.75%
  Expenses (before reimbursement)...        0.62%+             0.87%+             1.12%+            0.63%           0.88%
Net assets at end of period (in
  000's)............................    $246,713           $  5,630           $152,268          $194,338        $103,765

------------

 *   The Fund changed its fiscal year end from December 31 to
     October 31.
**   Sweep Shares Class first offered on December 8, 1998.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c)  Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                          INSTITUTIONAL                   INSTITUTIONAL
        SWEEP SHARES      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
           CLASS              CLASS           CLASS           CLASS           CLASS           CLASS
     ------------------   -------------   -------------   -------------   -------------   -------------
     DECEMBER 8, 1998**                              YEAR ENDED DECEMBER 31
          THROUGH         -----------------------------------------------------------------------------
     DECEMBER 31, 1998                1997                            1996                    1995
     ------------------   -----------------------------   -----------------------------   -------------
          $   1.00          $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
          --------          --------        --------        --------        --------        --------
              0.00(a)           0.05            0.05            0.05            0.05            0.05
          --------          --------        --------        --------        --------        --------
             (0.00)(a)         (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
                --             (0.00)(a)       (0.00)(a)          --              --              --
          --------          --------        --------        --------        --------        --------
             (0.00)(a)         (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
          --------          --------        --------        --------        --------        --------
          $   1.00          $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
          ========          ========        ========        ========        ========        ========
              0.31%(b)          5.27%           5.01%           5.11%           4.85%           5.63%
              4.62%+            5.18%           4.93%           5.00%           4.75%           5.48%
              1.00%+            0.50%           0.75%           0.50%           0.75%           0.50%
              1.13%+            0.61%           0.86%           0.67%           0.92%           0.73%
          $  6,957          $190,319        $ 64,228        $110,760        $ 34,664        $ 67,869

     INSTITUTIONAL
        SERVICE      INSTITUTIONAL
        CLASS(c)         CLASS
     -------------   -------------
        YEAR ENDED DECEMBER 31
     -----------------------------
         1995            1994
     -------------   -------------
       $   1.00        $   1.00
       --------        --------
           0.05            0.04
       --------        --------
          (0.05)          (0.04)
             --              --
       --------        --------
          (0.05)          (0.04)
       --------        --------
       $   1.00        $   1.00
       ========        ========
           5.46%           3.88%
           5.23%           3.89%
           0.75%           0.50%
           0.98%           0.68%
       $  2,784        $ 65,106

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Short-Term Bond Fund
--------------------------------------------------------------------------------

After lowering interest rates three times in 1998, the Federal Reserve Board changed course during the first ten months of 1999,(1) raising the targeted federal funds rate by 25 basis points on June 30 and again on August 24, 1999. At its meeting on October 5, 1999, the Federal Reserve Board left interest rates unchanged, but expressed a bias toward continued tightening. Since rising interest rates generally mean declining bond prices, the Federal Reserve's activity throughout the first ten months of 1999 had a negative impact on long-term bond investors. Short-term investors, on the other hand, were able to capture increasing yields as their investments matured and the proceeds were reinvested at higher rates.

PERFORMANCE REVIEW

During the ten months ended October 31, 1999, the MainStay Institutional Short-Term Bond Fund returned 2.12% for Institutional Class shares and 1.91% for Service Class shares. This compared with a 2.25% return for the average Lipper(2) short U.S. government fund over the same period. The Fund's focus on higher-quality securities, which have lower yields than alternative investments, was partly responsible for the Fund underperforming its peers.

Both of the Fund's share classes were rated four stars overall by Morningstar(3) as of October 31, 1999. Institutional Class shares were rated five stars and Service Class shares were rated four stars out of 1,598 taxable bond funds for the three-year period then ended, and Institutional Class shares were rated four stars out of 1,176 taxable bond funds for the five-year period then ended.

HIGH-QUALITY SECURITIES

Throughout the reporting period, the Fund continued to focus on high-quality securities. On October 31, 1999, 81% of the Fund's assets were invested in securities guaranteed by the U.S. government or its agencies. Shares of the Fund are not guaranteed and prices will fluctuate with market conditions. Given the high exposure to government securities, at the end of the reporting period, securities in the Fund's portfolio had an average rating above AAA. The rating is based solely on the creditworthiness of the securities in the portfolio and is not meant to represent the stability or safety of the Fund.

SHIFTING ALLOCATIONS

In the first half of calendar 1999, the Fund reduced its allocation to Treasury securities and increased its allocation to agencies. As liquidity increased among agency issues, we believed these securities offered attractive yield potential and the increased agency weighting contributed positively to the Fund's performance over the ten-month reporting period.

Asset-backed securities also presented opportunities for the Fund to capture higher yields and the Fund increased its commitment to asset-backed securities in the highest rating category from 3% at the beginning of the calendar year to 15% as of October 31, 1999. Overall, asset-backed securities contributed positively to performance during the reporting period.

Rising interest rates took a toll on corporate debt securities, causing the Fund to reduce its already underweighted allocation to this sector during the reporting period. Overall, corporate securities had a negative impact on the Fund's relative performance.

LOOKING AHEAD

As investors face the uncertainties surrounding Y2K, we believe the markets may favor the type of high-quality short-term securities in which the Fund invests. The Federal Reserve Board's bias toward tightening interest rates may also have a positive impact on the

--------------------------------------------------------------------------------
(1) MainStay Institutional Funds recently changed its fiscal year end from December 31 to October 31. The previous annual report provided information through December 31, 1998. This report covers the ten-month fiscal period from January 1, 1999, through October 31, 1999.
(2) Lipper, Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking fees and sales charges into account, and may change monthly. Its ratings of one (low) to five
    (high) stars are based on a fund's three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

market for short-term securities, as investors seek to take advantage of rising interest rates by reducing maturities.

Over the longer-term, we believe that economic growth and inflation will continue to be key focal points for the Federal Reserve as it considers future monetary policy. Whatever the economy, the markets, or the Federal Reserve may do, the Fund will continue to seek to maximize total return, consistent with liquidity, preservation of capital, and investment in short-term debt securities.

EDWARD J. MUNSHOWER
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX

                           INSTITUTIONAL CLASS SHARES

                                  [LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY 1-3 YEAR
                                                                    SHORT-TERM BOND FUND                  TREASURY INDEX
                                                                    --------------------          -----------------------------
1/2/91                                                                     250000                             250000
3/31/91                                                                    255500                             255500
6/30/91                                                                    260500                             260482
9/30/91                                                                    269000                             269208
12/31/91                                                                   278250                             279142
3/31/92                                                                    278491                             279505
6/30/92                                                                    286366                             287527
9/30/92                                                                    293715                             296095
12/31/92                                                                   294765                             296747
3/31/93                                                                    301982                             303097
6/30/93                                                                    305360                             306522
9/30/93                                                                    309581                             310844
12/31/93                                                                   311468                             312740
3/31/94                                                                    309357                             311176
6/30/94                                                                    309357                             311332
9/30/94                                                                    312372                             314321
12/31/94                                                                   311813                             314415
3/31/95                                                                    322129                             324728
6/30/95                                                                    331446                             334924
9/30/95                                                                    336105                             339781
12/31/95                                                                   343849                             348173
3/31/96                                                                    344915                             349636
6/30/96                                                                    348467                             353272
9/30/96                                                                    353795                             359136
12/31/96                                                                   360374                             365888
3/31/97                                                                    362655                             368376
6/30/97                                                                    370257                             376370
9/30/97                                                                    376720                             383747
12/31/97                                                                   382476                             390193
3/31/98                                                                    387771                             395851
6/30/98                                                                    393066                             401947
9/30/98                                                                    404064                             414327
12/31/98                                                                   406824                             417476
3/31/99                                                                    408550                             420023
6/30/99                                                                    410276                             422417
9/30/99                                                                    414590                             427782
10/31/99                                                                   415453                             428851



                  $250,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX

                              SERVICE CLASS SHARES

                                  [LINE GRAPH]

                                                                                                  SALOMON SMITH BARNEY 1-3 YEAR
                                                                    SHORT-TERM BOND FUND                  TREASURY INDEX
                                                                    --------------------          -----------------------------
1/2/91                                                                     250000                             250000
3/31/91                                                                    255500                             255500
6/30/91                                                                    260500                             260482
9/30/91                                                                    269000                             269208
12/31/91                                                                   278250                             279142
3/31/92                                                                    278491                             279505
6/30/92                                                                    286366                             287527
9/30/92                                                                    293715                             296095
12/31/92                                                                   294765                             296747
3/31/93                                                                    301982                             303097
6/30/93                                                                    305360                             306522
9/30/93                                                                    309581                             310844
12/31/93                                                                   311468                             312740
3/31/94                                                                    309357                             311176
6/30/94                                                                    309357                             311332
9/30/94                                                                    312372                             314321
12/31/94                                                                   311813                             314415
3/31/95                                                                    322129                             324728
6/30/95                                                                    331114                             334924
9/30/95                                                                    335440                             339781
12/31/95                                                                   343197                             348173
3/31/96                                                                    343907                             349636
6/30/96                                                                    347101                             353272
9/30/96                                                                    352069                             359136
12/31/96                                                                   358490                             365888
3/31/97                                                                    360385                             368376
6/30/97                                                                    367964                             376370
9/30/97                                                                    374406                             383747
12/31/97                                                                   379941                             390193
3/31/98                                                                    384802                             395851
6/30/98                                                                    389663                             401947
9/30/98                                                                    400194                             414327
12/31/98                                                                   402666                             417476
3/31/99                                                                    404378                             420023
6/30/99                                                                    405662                             422417
9/30/99                                                                    409513                             427782
10/31/99                                                                   410369                             428851


Source:Lipper, Inc.
THESE GRAPHS ASSUME A $250,000 INVESTMENT MADE ON 1/2/91.




                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
PERFORMANCE                                     AS OF OCTOBER 31, 1999            AS OF OCTOBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                YEAR TO DATE
                                                                          ONE YEAR   FIVE YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------

Short-Term Bond Fund Institutional Class                 2.12%              2.51%       5.85%          5.91%
Short-Term Bond Fund Service Class(+)                    1.91               2.23        5.59           5.77
Average Lipper short U.S. government fund                2.25               2.52        5.48           5.55
Salomon Smith Barney 1-3 Year Treasury Index             2.72               2.97        6.35           6.29

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[BAR CHART]


                          1991         1992         1993         1994         1995         1996         1997         1998
                          ----         ----         ----         ----         ----         ----         ----         ----
                         11.30         5.94         5.67         0.11        10.27         4.81         6.13         6.37

                       1999 AS OF
                        10/31/99
                       ----------
                          2.12

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, PERFORMANCE MAY BE LESS THAN SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Institutional Class shares and the Service Class shares are sold with no sales charge or contingent deferred sales charge. The Service Class shares, first offered 1/1/95, are subject to an annual shareholder service fee of .25%.

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset values of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS
October 31, 1999

------------

LONG-TERM INVESTMENTS (99.0%)+
ASSET-BACKED SECURITIES (15.0%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTO LEASES (2.8%)
Premier Auto Trust
 Series 1999-1 Class A3
 5.69%, due 11/8/02..............  $1,390,000   $ 1,374,362
                                                -----------
CONSUMER LOANS (1.6%)
Green Tree Financial Corporation
 Series 1999-4 Class A4
 6.64%, due 5/1/31...............     775,000       766,576
                                                -----------
EQUIPMENT LOANS (4.3%)
Case Equipment Loan Trust
 Series 1999-A Class A4
 5.77%, due 8/15/05..............   1,110,000     1,081,983
Ikon Receivables LLC
 Series 1999-1 Class A3
 5.99%, due 5/15/05..............   1,065,000     1,054,467
                                                -----------
                                                  2,136,450
                                                -----------
HOME EQUITY LOANS (1.0%)
Conseco Finance
 Securitizations Corp.
 Series 1999-F Class A2
 6.72%, due 10/15/14.............     515,000       512,811
                                                -----------
LEISURE TIME (2.2%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..............   1,120,000     1,095,270
                                                -----------
RECREATIONAL VEHICLES (1.0%)
Fleetwood Credit Corp.
 Grantor Trust
 Series 1996-A Class A
 6.75%, due 10/17/11.............     481,832       480,989
                                                -----------
UTILITIES--ELECTRIC (2.1%)
Boston Edison Company
 Series 1999-1 Class A2
 6.45%, due 3/15/06..............   1,045,000     1,038,521
                                                -----------
Total Asset-Backed Securities
 (Cost $7,497,738)...............                 7,404,979
                                                -----------
CORPORATE BONDS (3.4%)

BEVERAGE--ALCOHOLIC (1.2%)
Seagram, Joseph E. & Sons Inc.
 5.79%, due 4/15/01..............     575,000       565,846
                                                -----------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
INVESTMENT BANK/BROKERAGE (2.2%)
Donaldson, Lufkin & Jenrette Inc.
 5.875%, due 4/1/02..............  $1,120,000   $ 1,093,120
                                                -----------
Total Corporate Bonds
 (Cost $1,692,066)...............                 1,658,966
                                                -----------
U.S. GOVERNMENT &
FEDERAL AGENCIES (80.6%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (23.2%)
 5.375%, due 3/15/02.............   3,900,000     3,829,878
 5.625%, due 3/15/01.............   7,600,000     7,558,580
                                                -----------
                                                 11,388,458
                                                -----------
UNITED STATES TREASURY NOTES (57.4%)
 5.625%, due 11/30/00 (a)........   5,700,000     5,699,088
 5.75%, due 10/31/00 (a).........   4,575,000     4,579,804
 6.00%, due 7/31/02..............   5,170,000     5,186,958
 6.25%, due 1/31/02..............     110,000       110,893
 6.375%, due 3/31/01.............   1,210,000     1,219,825
 6.50%, due 8/31/01..............   4,285,000     4,334,535
 6.625%, due 3/31/02 (a).........   5,005,000     5,087,883
 7.50%, due 11/15/01 (a).........   1,980,000     2,042,489
                                                -----------
                                                 28,261,475
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $40,136,437)..............                39,649,933
                                                -----------
Total Investments
 (Cost $49,326,241) (b)..........        99.0%   48,713,878(c)
Cash and Other Assets,
 Less Liabilities................         1.0       472,420
                                   ----------   -----------
Net Assets.......................       100.0%  $49,186,298
                                   ==========   ===========

------------
(a) Represents securities out on loan or a portion which is out on loan. (See
    Note 2(O))
(b) The cost for Federal income tax purposes is $49,368,868.
(c) At October 31, 1999 gross unrealized depreciation was $654,990, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $654,990.

 ------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 1999


ASSETS:
 Investment in securities, at value (identified
   cost $49,326,241)...............................  $48,713,878
 Cash..............................................       34,250
 Collateral held for securities loaned at value
   (Note 2(O)).....................................   13,872,490
 Receivables:
   Investment securities sold......................    2,153,706
   Interest........................................      693,125
   Fund shares sold................................       19,742
                                                     -----------
       Total assets................................   65,487,191
                                                     -----------
LIABILITIES:
 Securities lending collateral (Note 2(O)).........   13,872,490
 Payables:
   Investment securities purchased.................    2,216,760
   Fund shares redeemed............................      150,000
   MainStay Management.............................        9,542
   Custodian.......................................        5,407
   Transfer agent..................................        2,465
 Accrued expenses..................................       44,229
                                                     -----------
       Total liabilities...........................   16,300,893
                                                     -----------
 Net assets........................................  $49,186,298
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   Institutional Class.............................  $     5,001
   Institutional Service Class.....................          108
 Additional paid-in capital........................   54,933,768
 Accumulated undistributed net investment income...    2,382,682
 Accumulated net realized loss on investments......   (7,522,898)
 Net unrealized depreciation on investments........     (612,363)
                                                     -----------
 Net assets........................................  $49,186,298
                                                     ===========
Institutional Class
 Net assets applicable to outstanding shares.......  $48,149,887
                                                     ===========
 Shares of capital stock outstanding...............    5,001,171
                                                     ===========
 Net asset value per share
   outstanding.....................................  $      9.63
                                                     ===========
Institutional Service Class
 Net assets applicable to outstanding shares.......  $ 1,036,411
                                                     ===========
 Shares of capital stock outstanding...............      108,061
                                                     ===========
 Net asset value per share
   outstanding.....................................  $      9.59
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 1, 1999 through October 31, 1999* and the year ended December 31, 1998

                                             1999*         1998
                                          -----------   -----------
INVESTMENT INCOME:
 Income:
   Interest.............................  $ 2,657,222   $2,842,304
                                          -----------   ----------
 Expenses:
   Management...........................      264,919      260,453
   Professional.........................       34,833       34,105
   Registration.........................       26,814       27,239
   Transfer agent.......................       24,281       27,678
   Custodian............................        7,816       11,419
   Shareholder communication............        3,694        7,692
   Service..............................        2,352        3,348
   Pricing Service......................        2,072        3,090
   Directors............................          959        1,059
   Miscellaneous........................        8,783       15,661
                                          -----------   ----------
       Total expenses before
        reimbursement...................      376,523      391,744
   Expense reimbursement from Manager...     (109,252)    (127,949)
                                          -----------   ----------
       Net expenses.....................      267,271      263,795
                                          -----------   ----------
 Net investment income..................    2,389,951    2,578,509
                                          -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on
   investments..........................     (440,119)      26,879
 Net change in unrealized appreciation
   on investments.......................     (830,282)      84,111
                                          -----------   ----------
 Net realized and unrealized gain (loss)
   on investments.......................   (1,270,401)     110,990
                                          -----------   ----------
 Net increase in net assets resulting
   from operations......................  $ 1,119,550   $2,689,499
                                          ===========   ==========

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
For the period January 1, 1999 through October 31, 1999* and the years ended December 31, 1998 and December 31, 1997

                                                                 1999*           1998           1997
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  2,389,951   $  2,578,509   $  3,208,385
    Net realized gain (loss) on investments.................      (440,119)        26,879       (245,150)
    Net change in unrealized appreciation on investments....      (830,282)        84,111        107,487
                                                              ------------   ------------   ------------
    Net increase in net assets resulting from operations....     1,119,550      2,689,499      3,070,722
                                                              ------------   ------------   ------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................            --     (2,516,800)    (3,108,772)
      Institutional Service Class...........................            --        (67,925)       (95,584)
                                                              ------------   ------------   ------------
        Total dividends to shareholders.....................            --     (2,584,725)    (3,204,356)
                                                              ------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................    28,062,583     17,781,967     19,252,118
      Institutional Service Class...........................       298,883        791,418        803,378
    Net asset value of shares issued to shareholders in
      reinvestment of dividends:
      Institutional Class...................................            --      2,516,797      3,108,769
      Institutional Service Class...........................            --         67,923         95,581
                                                              ------------   ------------   ------------
                                                                28,361,466     21,158,105     23,259,846
    Cost of shares redeemed:
      Institutional Class...................................   (23,230,166)   (24,848,447)   (33,366,279)
      Institutional Service Class...........................      (557,420)    (1,081,302)      (720,752)
                                                              ------------   ------------   ------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................     4,573,880     (4,771,644)   (10,827,185)
                                                              ------------   ------------   ------------
      Net increase (decrease) in net assets.................     5,693,430     (4,666,870)   (10,960,819)
NET ASSETS:
  Beginning of period.......................................    43,492,868     48,159,738     59,120,557
                                                              ------------   ------------   ------------
  End of period.............................................  $ 49,186,298   $ 43,492,868   $ 48,159,738
                                                              ============   ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $  2,382,682   $         --   $      4,103
                                                              ============   ============   ============

------------
* The Fund changed its fiscal year end from December 31 to October 31.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                         INSTITUTIONAL                   INSTITUTIONAL
                                                         INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
                                                             CLASS           CLASS           CLASS           CLASS
                                                         -------------   -------------   -------------   -------------
                                                                JANUARY 1, 1999
                                                                    THROUGH                       YEAR ENDED
                                                               OCTOBER 31, 1999*               DECEMBER 31, 1998
                                                         -----------------------------   -----------------------------
Net asset value at beginning of period.................     $  9.43         $  9.41         $  9.39         $  9.38
                                                            -------         -------         -------         -------
Net investment income..................................        0.47            0.45            0.56            0.53
Net realized and unrealized gain (loss) on
  investments..........................................       (0.27)          (0.27)           0.04            0.03
                                                            -------         -------         -------         -------
Total from investment operations.......................        0.20            0.18            0.60            0.56
                                                            -------         -------         -------         -------
Less dividends from net investment income..............          --              --           (0.56)          (0.53)
                                                            -------         -------         -------         -------
Net asset value at end of period.......................     $  9.63         $  9.59         $  9.43         $  9.41
                                                            =======         =======         =======         =======
Total investment return................................        2.12%(a)        1.91%(a)        6.37%           5.98%
Ratios (to average net assets)/Supplemental Data:
  Net investment income................................        5.42%+          5.17%+          5.95%           5.70%
  Net expenses.........................................        0.60%+          0.85%+          0.60%           0.85%
  Expenses (before reimbursement)......................        0.85%+          1.10%+          0.89%           1.14%
Portfolio turnover rate................................         105%            105%            125%            125%
Net assets at end of period (in 000's).................     $48,150         $ 1,036         $42,219         $ 1,273

------------
 * The Fund changed its fiscal year end from December 31 to October 31. + Annualized.
(a) Total return is not annualized.
(b) Institutional Service Class commenced January 1, 1995.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS          CLASS(b)         CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
        $  9.48         $  9.46         $  9.68         $  9.67         $  9.37         $  9.37         $ 10.33
        -------         -------         -------         -------         -------         -------         -------
           0.67            0.64            0.66            0.64            0.65            0.64            0.97
          (0.09)          (0.08)          (0.20)          (0.21)           0.31            0.30           (0.96)
        -------         -------         -------         -------         -------         -------         -------
           0.58            0.56            0.46            0.43            0.96            0.94            0.01
        -------         -------         -------         -------         -------         -------         -------
          (0.67)          (0.64)          (0.66)          (0.64)          (0.65)          (0.64)          (0.97)
        -------         -------         -------         -------         -------         -------         -------
        $  9.39         $  9.38         $  9.48         $  9.46         $  9.68         $  9.67         $  9.37
        =======         =======         =======         =======         =======         =======         =======
           6.13%           5.98%           4.81%           4.46%          10.27%          10.07%           0.11%
           6.24%           5.99%           5.85%           5.60%           6.38%           6.13%           5.90%
           0.60%           0.85%           0.60%           0.85%           0.60%           0.85%           0.60%
           0.82%           1.07%           0.79%           1.04%           0.82%           1.07%           0.72%
            153%            153%            195%            195%            171%            171%            269%
        $46,674         $ 1,485         $57,805         $ 1,316         $50,902         $ 1,128         $62,340

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1--Organization and Business:
--------------------------------------------------------------------------------

    MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of October 31, 1999, the Company has eleven separate investment portfolios: Asset Manager Fund (formerly known as the Multi-Asset Fund), EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds").

    The International Bond Fund and the International Equity Fund commenced operations on January 1, 1995.

    Each Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund and a Shareholder Services Plan for the Money Market Fund Sweep Shares Class. The Institutional Class shares and Institutional Service Class shares are substantially the same, except that the Institutional Service Class shares bear the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding Institutional Service Class shares ("Shareholder Service Fee"). The distribution of Institutional Service Class shares commenced on January 1, 1995.

    The Money Market Fund Sweep Shares Class bears a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the outstanding Money Market Fund Sweep Shares under the Shareholder Services Plan for that Class. The Money Market Fund Sweep Shares Class also bears the payment of fees at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998.

    The investment objectives for each of the Funds of the Company are as follows:

    The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

    The EAFE INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

    The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

    The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Composite Stock Price Index.

    The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

    The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

    The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

    The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

    The INTERNATIONAL BOND FUND seeks to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

    The MONEY MARKET FUND seeks to provide a high level of current income while preserving capital and maintaining liquidity.

    The SHORT-TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

    There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

    The following is a summary of significant accounting policies followed by the Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Money Market Fund, which is calculated at noon every day the Exchange is open. The net asset value per share of each Class of shares is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

    The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

    Portfolio securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such options or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment will be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

    The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at October 31, 1999 are not affected.

                                                                                 ACCUMULATED
                                                                                UNDISTRIBUTED
                                                ACCUMULATED     ACCUMULATED     NET REALIZED
                                               UNDISTRIBUTED   UNDISTRIBUTED     GAIN (LOSS)
                                                    NET         NET REALIZED     ON FOREIGN     ADDITIONAL
                                                INVESTMENT      GAIN (LOSS)       CURRENCY        PAID-IN
                                               INCOME (LOSS)   ON INVESTMENTS   TRANSACTIONS      CAPITAL
                                               -------------   --------------   -------------   -----------
Asset Manager Fund...........................   $  (538,911)    $   538,911      $       --     $        --
EAFE Index Fund..............................   $  (326,760)    $  (303,004)     $  679,189     $   (49,425)
Growth Equity Fund...........................   $ 4,279,422     $        --      $       --     $(4,279,422)
Value Equity Fund............................   $  (461,136)    $   461,136      $       --     $        --
International Equity Fund....................   $   497,315     $(1,038,322)     $  541,007     $        --
Bond Fund....................................   $    53,898     $   (53,898)     $       --     $        --
Indexed Bond Fund............................   $    54,955     $   (54,955)     $       --     $        --
International Bond Fund......................   $(1,556,680)    $   (12,475)     $1,569,155     $        --
Short-Term Bond Fund.........................   $    (7,269)    $     7,269      $       --     $        --

The reclassifications for the Funds are primarily due to foreign currency gain
(loss), distributions in excess of net investment income, gain on sales of passive foreign investment companies, paydown gain (loss), and net operating losses.

                                      (E)

CHANGE IN FISCAL YEAR END. During fiscal year 1999, the Company changed its fiscal year end from December 31 to October 31.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Premiums on securities purchased are not amortized for any Fund except the Money Market Fund which amortizes the premium on the constant yield method over the life of the respective securities.

                                      (G)

ORGANIZATION COSTS. Organization costs incurred for the International Bond Fund and the International Equity Fund are being amortized over a maximum period of 60 months beginning January 1, 1995, the date such Funds commenced operations. In the event that any of the initial shares purchased by affiliates of New York Life Insurance Company ("New York Life"), are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (H)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

    The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (J)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date.

       (ii) income and expenses--at the date of such transactions.

    The assets and liabilities are presented at the exchange rates and market values at the close of the period. The realized and unrealized gains and losses on securities arising from changes in exchange rates and those resulting from changes in market prices are not separately presented, except that International Bond Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period.

    Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency transactions, net currency gains and losses realized as a result of differences between the amounts of security sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period-end exchange rates are reflected in unrealized foreign exchange gains or losses. Realized gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

EAFE INDEX FUND

Foreign cash held at October 31, 1999:

                 CURRENCY                              COST                VALUE
-------------------------------------------         -----------         -----------
Australian Dollar          A$       13,680          $    8,743          $    8,719
Euro                       E           472                 496                 496
Pound Sterling             L         9,203              15,246              15,102
                                                    ----------          ----------
                                                    $   24,485          $   24,317
                                                    ==========          ==========

INTERNATIONAL EQUITY FUND

Foreign cash held at October 31, 1999:

                 CURRENCY                              COST                VALUE
-------------------------------------------         -----------         -----------
Australian Dollar          A$       34,471          $   22,030          $   21,968
Euro                       E       642,112             677,710             674,927
Hong Kong Dollar           HK       13,280               1,709               1,709
Japanese Yen               Y    56,790,714             536,930             544,169
New Zealand Dollar         N$          155                  81                  78
Swedish Krona              SK       43,098               5,300               5,232
                                                    ----------          ----------
                                                    $1,243,760          $1,248,083
                                                    ==========          ==========

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND

Foreign cash held at October 31, 1999:

                 CURRENCY                              COST                VALUE
-------------------------------------------         -----------         -----------
Canadian Dollar            C$           51          $       35          $       35
Euro                       E       149,271             159,392             156,899
Japanese Yen               Y        71,370                 678                 684
Norwegian Krone            NK          920                 117                 117
Pound Sterling             L        10,980              18,161              18,018
                                                    ----------          ----------
                                                    $  178,383          $  175,753
                                                    ==========          ==========

                                      (K)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes (see Note 5).

INTERNATIONAL EQUITY FUND

Foreign currency forward contracts open at October 31, 1999:

                                                                                             UNREALIZED
                                                   CONTRACT AMOUNT      CONTRACT AMOUNT      APPRECIATION/
                                                   SOLD                 PURCHASED            (DEPRECIATION)
                                                   ------------------   ------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
--------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  11/18/99.......................................  A$       1,244,500   $          810,110     $  16,793
Canadian Dollar vs. U.S. Dollar, expiring
  11/26/99.......................................  C$       5,638,151   $        3,775,000       (60,242)
Euro vs. Swedish Krona, expiring 11/30/99........  E        1,334,481   SK      11,630,000         8,678
Euro vs. U.S. Dollar, expiring 11/12/99..........  E          704,000   $          740,538          (172)
Japanese Yen vs. U.S. Dollar, expiring 12/1/99...  Y      754,971,750   $        7,305,000        34,256
Japanese Yen vs. U.S. Dollar, expiring 12/1/99...  Y    1,443,860,000   $       13,258,248      (646,824)
New Zealand Dollar vs. U.S. Dollar, expiring
  11/16/99.......................................  N$       2,216,000   $        1,176,807        54,600
Pound Sterling vs. U.S. Dollar, expiring
  11/12/99.......................................  L        1,861,000   $        3,079,583        25,810

                                                   CONTRACT AMOUNT      CONTRACT AMOUNT
                                                   PURCHASED            SOLD
                                                   ------------------   ------------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  11/18/99.......................................  A$       1,244,500   $          800,774        (7,457)
Canadian Dollar vs. U.S. Dollar, expiring
  11/26/99.......................................  C$      11,150,218   $        7,550,000        34,717
Euro vs. U.S. Dollar, expiring 11/12/99..........  E       12,201,892   $       13,117,565      (279,414)
Japanese Yen vs. U.S. Dollar, expiring 12/1/99...  Y      672,588,000   $        6,300,000       177,349
New Zealand Dollar vs. U.S. Dollar, expiring
  11/16/99.......................................  N$       2,216,000   $        1,141,462       (19,255)
                                                                                               ---------
Net unrealized depreciation on forward foreign
  currency contracts.............................                                              $(661,161)
                                                                                               =========

VALUE EQUITY FUND

Foreign currency forward contracts open at October 31, 1999:

                                               CONTRACT AMOUNT        CONTRACT AMOUNT        UNREALIZED
                                               SOLD                   PURCHASED              DEPRECIATION
                                               --------------------   --------------------   ------------
FOREIGN CURRENCY SALE CONTRACTS
--------------------------------
Japanese Yen vs. U.S. Dollar, expiring
  12/16/99...................................  Y     1,084,000,000    $        10,333,651     $(137,346)
                                                                                              ---------
Net unrealized depreciation on foreign
  currency forward contracts.................                                                 $(137,346)
                                                                                              =========

INTERNATIONAL BOND FUND

Foreign currency forward contracts open at October 31, 1999:

                                                                                             UNREALIZED
                                               CONTRACT AMOUNT        CONTRACT AMOUNT        APPRECIATION/
                                               SOLD                   PURCHASED              (DEPRECIATION)
                                               --------------------   --------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
--------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  11/18/99...................................  A$        3,477,000    $         2,267,060      $  50,617
Canadian Dollar vs. U.S. Dollar, expiring
  11/26/99...................................  C$        2,969,720    $         1,988,124        (31,970)
Danish Krone vs. Euro, expiring 11/23/99.....  DK        1,323,000    E           177,703           (260)
Euro vs. U.S. Dollar, expiring 11/12/99......  E         1,073,000    $         1,147,380         18,430
Japanese Yen vs. U.S. Dollar, expiring
  12/1/99....................................  Y        44,700,000    $           407,912        (22,571)
Japanese Yen vs. U.S. Dollar, expiring
  12/1/99....................................  Y       300,231,750    $         2,905,000         13,623
New Zealand Dollar vs. U.S. Dollar, expiring
  11/18/99...................................  ND        2,832,000    $         1,460,618         26,396
Pound Sterling vs. Euro, expiring 2/7/00.....  L           690,000    E         1,054,643        (15,952)
Pound Sterling vs. U.S. Dollar, expiring
  11/12/99...................................  L         2,522,000    $         4,169,194         30,765
Swedish Krona vs. Euro, expiring 11/30/99....  SK        2,570,000    E           294,894         (1,918)

                                               CONTRACT AMOUNT        CONTRACT AMOUNT
                                               PURCHASED              SOLD
                                               --------------------   --------------------
FOREIGN CURRENCY BUY CONTRACTS
-------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  11/18/99...................................  A$        2,647,000    $         1,735,532     $ (48,180)
Canadian Dollar vs. U.S. Dollar, expiring
  11/26/99...................................  C$        4,364,092    $         2,955,000        13,588
Euro vs. U.S. Dollar, expiring 11/12/99......  E         4,740,728    $         5,095,896      (107,965)
Euro vs. U.S. Dollar, expiring 11/12/99......  E         2,584,000    $         2,718,110           631
Japanese Yen vs. U.S. Dollar, expiring
  12/1/99....................................  Y       337,361,600    $         3,160,000        88,956
Pound Sterling vs. U.S. Dollar, expiring
  11/12/99...................................  L           691,000    $         1,152,723       (18,839)
                                                                                              ---------
Net unrealized depreciation on foreign
  currency forward contracts.................                                                 $  (4,649)
                                                                                              =========

                                      (L)

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund,

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

    The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

INTERNATIONAL EQUITY FUND

Purchased option activity for the ten months ended October 31, 1999 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ----------
Options outstanding at December 31, 1998....................           --          --
Options--purchased..........................................   64,784,160   $ 706,663
Options--sold...............................................  (36,391,160)   (415,508)
Options--expired............................................  (20,948,000)   (166,079)
                                                              -----------   ---------
Options outstanding at October 31, 1999.....................    7,445,000   $ 125,076
                                                              ===========   =========

Written option activity for the ten months ended October 31, 1999 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ----------
Options outstanding at December 31, 1998....................           --          --
Options--written............................................   (7,360,000)  $ (19,872)
Options--expired............................................    7,360,000      19,872
                                                              -----------   ---------
Options outstanding at October 31, 1999.....................           --   $      --
                                                              ===========   =========

INTERNATIONAL BOND FUND

Purchased option activity for the ten months ended October 31, 1999 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ----------
Options outstanding at December 31, 1998....................           --          --
Options--purchased..........................................   26,881,450   $ 291,297
Options--sold...............................................  (15,201,450)   (172,599)
Options--expired............................................   (8,780,000)    (69,978)
                                                              -----------   ---------
Options outstanding at October 31, 1999.....................    2,900,000   $  48,720
                                                              ===========   =========

Written option activity for the ten months ended October 31, 1999 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ----------
Options outstanding at December 31, 1998....................           --          --
Options--written............................................   (2,955,000)  $  (7,979)
Options--expired............................................    2,955,000       7,979
                                                              -----------   ---------
Options outstanding at October 31, 1999.....................           --   $      --
                                                              ===========   =========

                                      (M)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes (see Note 5).

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    At October 31, 1999, the Bond Fund and Short-Term Bond Fund had portfolio securities with a fair market value of $40,382,729 and $13,287,687, respectively, on loan to broker-dealers and government securities dealers.

    Cash collateral received by the Bond Fund and Short-Term Bond Fund are invested in investment grade commercial paper, or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

    Non-cash collateral received and held by the Bond Fund, in the form of U.S. Government obligations, had a value of $206,125 at the period ended October 31, 1999.

    Net income earned on securities lending amounted to $100,221 and $14,764, net of broker fees and rebates, for the Bond Fund and Short-Term Bond Fund, respectively, for the period January 1, 1999 through October 31, 1999 and is included as interest income on the Statement of Operations.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

BOND FUND

Investments made with cash collateral at October 31, 1999

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  ----------      -----------
SHORT-TERM COMMERCIAL PAPER
AIM Institutional Funds Group 5.37%, due 11/1/99............     $  122,930       $   122,930
Aquinas Funding Corp. 5.38%, due 11/1/99....................      9,000,000         9,000,000
Breeds Hill Capital Corp. 5.40%, due 11/1/99................      5,210,000         5,210,000
Textron Financial Corp. 5.61%, due 11/24/99.................      8,000,000         7,996,800
Variable Funding Capital Corp. 6.01%, due 1/18/00...........      6,600,000         6,515,630
                                                                                  -----------
                                                                                   28,845,360
                                                                                  -----------
REPURCHASE AGREEMENTS
Donaldson, Lufkin & Jenrette Inc.
  5.48%, due 12/31/99
  (Collateralized by
  $5,106,178 PNC Mortgage Securities Corp. 7.813%, due
    11/25/29 Market Value $5,135,633
  $3,074,535 PNC Mortgage Securities Corp. 7.934%, due
    12/26/29 Market Value $3,114,673
  $1,002,271 Residential Accredit Loans, Inc. 6.75%, due
    5/25/29 Market Value $1,008,320)........................      9,000,000         9,000,000
Prudential Securities Inc.
  5.38%, due 11/5/99
  (Collateralized by
  $7,650,882 Federal Mortgage Corp. zero coupon, due 3/9/00
    Market Value $7,650,882)................................      7,500,000         7,500,000
                                                                                  -----------
                                                                                  $45,345,360
                                                                                  ===========

Non-cash collateral investments at October 31, 1999

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  ----------      -----------
United States Treasury Notes
  6.25%, due 8/15/23........................................      $  99,125       $    99,125
  6.875%, due 8/15/25.......................................        107,000           107,000
                                                                                  -----------
                                                                                  $   206,125
                                                                                  ===========

SHORT-TERM BOND FUND
Investments made with cash collateral at October 31, 1999

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  ----------      -----------
SHORT-TERM COMMERCIAL PAPER
ACE Overseas Corp. 5.41%, due 11/22/99......................      $1,355,000      $ 1,350,748
AIM Institutional Funds Group 5.39%, due 11/2/99............          20,752           20,752
Alpine Securitization Corp. 6.20%, due 1/20/00..............       2,050,000        2,022,211
Breeds Hill Capital Corp. 5.38%, due 11/1/99................       2,090,000        2,090,000
Crown Point Capital Co. LLC 5.38%, due 11/1/99..............         430,000          430,000
Galleon Capital Corp. 5.40%, due 11/19/99...................       2,000,000        1,994,620
Textron Financial Corp. 5.61%, due 11/24/99.................       2,000,000        1,999,200
Variable Funding Capital Corp. 6.01%, due 1/18/00...........       2,350,000        2,319,959
                                                                                  -----------
                                                                                   12,227,490
                                                                                  -----------
REPURCHASE AGREEMENTS
Morgan (J.P.) Securities Inc.
  5.40%, due 12/30/99
  (Collateralized by
  $1,645,000 U.S. Bancorp 6.75%, due 10/15/05 Market Value
    $1,722,700).............................................                        1,645,000
                                                                                  -----------
                                                                                  $13,872,490
                                                                                  ===========

--------------------------------------------------------------------------------
NOTE 3 -- Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER, SUBADVISORS, AND SUB-ADMINISTRATOR. MainStay Management LLC (the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as manager and provides management services to the Company under a Management Agreement. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, International Bond Fund and the Short-Term Bond Fund under a Sub-Advisory Agreement with the Manager. New York Life serves as subadvisor to the Money Market Fund under a Sub-Advisory Agreement with the Manager. Monitor Capital Advisors LLC ("Monitor Capital"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Asset Manager Fund, EAFE Index Fund, Indexed Equity Fund and Indexed Bond Fund under a Sub-Advisory Agreement with the Manager. The Manager has delegated certain of its administrative responsibilities to New York Life pursuant to a Sub-Administration Agreement between the Manager and New York Life. Under the Sub-Administration Agreement, among other things, New York Life responds to shareholder inquiries and prepares shareholder reports.

    The Company, on behalf of each Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Asset Manager Fund.............       .65%
EAFE Index Fund................       .95%
Growth Equity Fund.............       .85%
Indexed Equity Fund............       .50%
International Equity Fund......       .85%
Value Equity Fund..............       .85%
Bond Fund......................       .75%
Indexed Bond Fund..............       .50%
International Bond Fund........       .80%
Money Market Fund..............       .50%
Short-Term Bond Fund...........       .60%

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

    Pursuant to the terms of the Sub-Advisory Agreements between the Manager and each of the above referenced subadvisors, the Manager pays each Fund's respective subadvisor a monthly fee at an annual rate of average daily net assets of that Fund as follows:

Asset Manager Fund.............       .15%
EAFE Index Fund................       .15%
Growth Equity Fund.............       .25%
Indexed Equity Fund............       .10%
International Equity Fund......       .35%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Indexed Bond Fund..............       .10%
International Bond Fund........       .30%
Money Market Fund..............       .10%
Short-Term Bond Fund...........       .15%

    Pursuant to the terms of the Sub-Administration Agreement between the Manager and New York Life, the Manager pays New York Life a monthly fee at an annual rate of average daily net assets of each Fund as follows:

Asset Manager Fund.............       .50%
EAFE Index Fund................       .80%
Growth Equity Fund.............       .60%
Indexed Equity Fund............       .40%
International Equity Fund......       .50%
Value Equity Fund..............       .60%
Bond Fund......................       .55%
Indexed Bond Fund..............       .40%
International Bond Fund........       .50%
Money Market Fund..............       .40%
Short-Term Bond Fund...........       .45%

    The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the period January 1, 1999 through October 31, 1999 (except for International Equity Fund) and for the year ended December 31, 1998, for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceeded the indicated percentages:

EAFE Index Fund................       .94%
Indexed Equity Fund............       .30%
International Equity Fund......      1.00%
Bond Fund......................       .75%
Indexed Bond Fund..............       .50%
International Bond Fund........       .95%
Money Market Fund..............       .50%
Short-Term Bond Fund...........       .60%

    In connection with the voluntary expense limitations, the Manager assumed the following expenses for the period January 1, 1999 through October 31, 1999 and the year ended December 31, 1998:

                          1999         1998
                          ----         ----
EAFE Index Fund......  $  223,379   $  257,925
Indexed Equity
  Fund**.............   3,292,206    3,269,934
International Equity
  Fund...............          --       36,690
Bond Fund............     159,149      192,482
Indexed Bond Fund....     164,813      222,581

                          1999         1998
                          ----         ----
International Bond
  Fund...............  $   57,982   $   70,444
Money Market Fund....     343,743      383,039
Short-Term Bond
  Fund...............     109,252      127,949

------------
** For the Indexed Equity Fund, the Manager, assumed $2,622,628 and $2,643,549, for 1999 and 1998, respectively. Monitor Capital, the subadvisor, assumed $669,578 and $626,385 for 1999 and 1998, respectively.

    The Asset Manager Fund, Growth Equity Fund, International Equity Fund and the Value Equity Fund do not have a voluntary expense limitation. The International Equity Fund did have a voluntary expense limitation in 1998.

    These voluntary expense limitations will remain in effect through October 31, 2000, after which they may be terminated or revised at anytime.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plan for the Institutional Service Class shares and the Shareholder Services Plan for the Money Market Fund Sweep Shares Class, New York Life has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, New York Life is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of each Fund and the Money Market Sweep Shares Class of the Money Market Fund.

    The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life, NYLIFE Distributors Inc., or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Money Market Fund Sweep Shares Class for services in support of distribution activities.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which MSS is responsible. Transfer agent expenses accrued for the period January 1, 1999 through October 31, 1999 and the year ended December 31, 1998 were as follows:

                         1999        1998
                         ----        ----
Asset Manager Fund...  $327,355    $247,196
EAFE Index Fund......    23,378      17,876
Growth Equity Fund...   407,686     238,005
Indexed Equity
  Fund...............    43,581      29,983
International Equity
  Fund...............    23,070      17,765
Value Equity Fund....   451,916     447,308

                         1999        1998
                         ----        ----
Bond Fund............  $ 25,348    $ 19,448
Indexed Bond Fund....    24,503      18,274
International Bond
  Fund...............    22,216      16,966
Money Market Fund....    43,836      25,738
Short-Term Bond
  Fund...............    24,281      18,712

                                      (E)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (F)

CAPITAL. The Funds have been advised that at October 31, 1999 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

Asset Manager Fund.......  $  378,128,740
EAFE Index Fund..........      46,185,777
Growth Equity Fund.......     925,352,220
Indexed Equity Fund......   1,215,933,983
International Equity
  Fund...................     119,452,460
Value Equity Fund........     635,047,342
Bond Fund................  $  150,406,099
Indexed Bond Fund........      89,904,755
International Bond Fund..      49,084,578
Money Market Fund........     161,149,028
Short-Term Bond Fund.....       9,476,946

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the period January 1, 1999 through October 31, 1999 and the year ended December 31, 1998, these fees were as follows:

                          1999       1998
                          ----       ----
Asset Manager Fund....  $29,781    $25,620
EAFE Index Fund.......    4,085      3,144
Growth Equity Fund....   56,302     43,823
Indexed Equity Fund...   88,471     65,352
International Equity
  Fund................    7,975      6,588
Value Equity Fund.....   44,550     52,780

                          1999       1998
                          ----       ----
Bond Fund.............  $10,274    $ 9,929
Indexed Bond Fund.....    8,876      7,868
International Bond
  Fund................    3,250      2,934
Money Market Fund.....   36,900     41,308
Short-Term Bond Fund..    2,818      2,390

--------------------------------------------------------------------------------
NOTE 4 -- Federal Income Tax:
--------------------------------------------------------------------------------
    At October 31, 1999 for Federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                                      1999
                                                                      ----
                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Value Equity Fund....................................        2007             $25,638
                                                                              =======
Bond Fund............................................        2002             $ 5,265
                                                             2004               1,625
                                                             2007               8,597
                                                                              =======
                                                                              $15,487
                                                                              =======
Indexed Bond Fund....................................        2004             $ 1,439
                                                             2005                  44
                                                             2006                 111
                                                             2007               1,728
                                                                              =======
                                                                              $ 3,322
                                                                              =======
Money Market Fund....................................        2006             $    22
                                                                              =======
Short-Term Bond Fund.................................        2001             $   101
                                                             2002               4,478
                                                             2003               1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                                              =======
                                                                              $ 7,480
                                                                              =======

The International Equity Fund and the Money Market Fund utilized $672,107 and $5,267, respectively, of capital loss carryforwards during the ten months ended October 31, 1999.

--------------------------------------------------------------------------------
NOTE 5 -- Financial Investments:
--------------------------------------------------------------------------------

    The EAFE Index Fund's, International Equity Fund's, Asset Manager Fund's, International Bond Fund's and Value Equity Fund's use of foreign currency forward exchange contracts, involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on foreign currency exchange contracts reflects each Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

    The EAFE Index Fund and Asset Manager Fund use foreign currency exchange contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

    The International Equity Fund, Value Equity Fund and International Bond Fund enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to increase the Funds' investment returns in the case of the International Equity Fund and the International Bond Fund.

    The EAFE Index Fund's, Indexed Equity Fund's, Asset Manager Fund's and Indexed Bond Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

    The EAFE Index Fund and Indexed Equity Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs.

--------------------------------------------------------------------------------
NOTE 6 -- Line of Credit:
--------------------------------------------------------------------------------

    The Funds, with the exception of the Money Market Fund, maintain a line of credit of $375,000,000 with The Bank of New York in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the period ended October 31, 1999.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------
NOTE 7 -- Deposit with Broker:
--------------------------------------------------------------------------------

    At October 31, 1999 the Funds had foreign currency exchange contracts to convert each of the foreign currencies to U.S. dollars settling on November 2, 1999. The balances held with broker at October 31, 1999 were as follows:

ASSET MANAGER FUND

                 CURRENCY                              COST                VALUE
------------------------------------------         ------------         ------------
Australian
Dollar                   A$      3,366,398         $  2,138,263         $  2,145,406
Canadian Dollar          C$       (574,250)            (385,946)            (390,407)
Euro                     E       5,288,995            5,831,390            5,559,289
Hong Kong Dollar         HK     17,286,650            2,229,492            2,227,744
Japanese Yen             Y    (251,417,500)          (2,166,021)          (2,409,137)
Pound Sterling           L       4,662,041            7,632,490            7,649,962
U.S. Dollar              $     (14,773,953)         (14,773,953)         (14,773,953)
                                                   ------------         ------------
                                                   $    505,715         $      8,904
                                                   ------------         ------------

EAFE INDEX FUND

                 CURRENCY                              COST                VALUE
------------------------------------------         ------------         ------------
Euro                     E         (36,413)        $    (38,245)        $    (25,259)
Japanese Yen             Y     (19,821,932)            (189,937)            (176,618)
Pound Sterling           L          48,381               79,443               90,596
U.S. Dollar              $         297,395              297,395              297,395
                                                   ------------         ------------
                                                   $    148,656         $    186,114
                                                   ============         ============

--------------------------------------------------------------------------------
NOTE 8-- Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

    During the period January 1, 1999 through October 31, 1999, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                            Asset Manager Fund      EAFE Index Fund       Growth Equity Fund    Indexed Equity Fund
                           Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales
                           =========================================================================================
U.S. Government
securities                 $ 38,062    $ 75,495   $     --    $     --   $     --    $     --   $     --    $     --
All others                   17,487      55,216     12,679      20,072    280,051     277,363    139,137     105,837
                           -----------------------------------------------------------------------------------------
Total                      $ 55,549    $130,711   $ 12,679    $ 20,072   $280,051    $277,363   $139,137    $105,837
                           =========================================================================================

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

    Transactions in capital shares were as follows:

                                                             Asset Manager Fund
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                               January 1, 1999
                                   through                       Year ended                      Year ended
                              October 31, 1999                      1998                            1997
                        =============================================================================================
Shares sold                  2,735           1,009           3,875             443           3,058             260
Shares issued in
 reinvestment of
 dividends and
 distributions               3,585             205           4,797             158           3,152              74
                        ---------------------------------------------------------------------------------------------
                             6,320           1,214           8,672             601           6,210             334
Shares redeemed             (3,630)           (307)         (4,061)           (169)         (2,779)            (84)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                  2,690             907           4,611             432           3,431             250
                        =============================================================================================

                                                               EAFE Index Fund
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                               January 1, 1999
                                   through                       Year ended                      Year ended
                              October 31, 1999                      1998                            1997
                        =============================================================================================
Shares sold                  5,615               9           2,636               8             766               9
Shares issued in
 reinvestment of
 dividends and
 distributions                  27              --(a)          442               3           1,467              12
                        ---------------------------------------------------------------------------------------------
                             5,642               9           3,078              11           2,233              21
Shares redeemed             (6,050)             (9)         (2,690)            (10)         (3,202)             (6)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                   (408)             --             388               1            (969)             15
                        =============================================================================================

                                                          International Equity Fund
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                               January 1, 1999
                                   through                       Year ended                      Year ended
                              October 31, 1999                      1998                            1997
                        =============================================================================================
Shares sold                  1,534              10           3,583               4           1,051              14
Shares issued in
 reinvestment of
 dividends and
 distributions                  32              --(a)          343               2           1,247               7
                        ---------------------------------------------------------------------------------------------
                             1,566              10           3,926               6           2,298              21
Shares redeemed             (1,792)            (15)         (3,477)            (10)         (2,721)            (28)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                   (226)             (5)            449              (4)           (423)             (7)
                        =============================================================================================

                                                              Value Equity Fund
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                               January 1, 1999
                                   through                       Year ended                      Year ended
                              October 31, 1999                      1998                            1997
                        =============================================================================================
Shares sold                  3,537              73           5,203             125          10,407             287
Shares issued in
 reinvestment of
 dividends and
 distributions                   4              --(a)       14,874             179           9,661             105
                        ---------------------------------------------------------------------------------------------
                             3,541              73          20,077             304          20,068             392
Shares redeemed            (13,226)           (315)        (12,155)           (150)        (11,665)           (649)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                 (9,685)           (242)          7,922             154           8,403            (257)
                        =============================================================================================

                                                           International Bond Fund
                        Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                            Class       Service Class       Class       Service Class       Class       Service Class
                        -------------   -------------   -------------   -------------   -------------   -------------
                               January 1, 1999
                                   through                       Year ended                      Year ended
                              October 31, 1999                      1998                            1997
                        =============================================================================================
Shares sold                    367              --(a)        1,062               2             137               5
Shares issued in
 reinvestment of
 dividends and
 distributions                 116              --(a)          392               2             567               3
                        ---------------------------------------------------------------------------------------------
                               483              --(a)        1,454               4             704               8
Shares redeemed               (427)             (2)           (369)             (5)           (546)             (5)
                        ---------------------------------------------------------------------------------------------
Net increase
 (decrease)                     56              (2)          1,085              (1)            158               3
                        =============================================================================================

                                         Money Market Fund
                        Institutional      Institutional          Institutional
                            Class          Service Class        Sweep Shares Class
                        -------------    -----------------      ------------------
                                          January 1, 1999
                                              through
                                         October 31, 1999
                        ==========================================================
Shares sold                478,066          10,416                   251,505
Shares issued in
 reinvestment of
 dividends and
 distributions               8,988             811                     4,314
                        ----------------------------------------------------------
                           487,054          11,227                   255,819
Shares redeemed           (434,684)       (109,362)                 (110,508)
                        ----------------------------------------------------------
Net increase
 (decrease)                 52,370         (98,135)                  145,311
                        ==========================================================

------------
 *  Sweep Shares Class first offered on December 8, 1998.
(a) Less than one thousand.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------

       International                                                                               International
        Equity Fund         Value Equity Fund          Bond Fund          Indexed Bond Fund          Bond Fund
    Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales
====================================================================================================================
    $     --    $     --   $     --    $     --   $302,493    $325,009   $ 65,964    $ 34,204   $  4,881    $  6,635
      48,837      49,553    365,527     515,680    111,532     108,675     11,098      13,311    138,337     129,512
--------------------------------------------------------------------------------------------------------------------
    $ 48,837    $ 49,553   $365,527    $515,680   $414,025    $433,684   $ 77,062    $ 47,515   $143,218    $136,147
====================================================================================================================


     Short-Term Bond Fund
     Purchases    Sales

     --------------------
     $ 46,704    $ 49,595
       12,074       4,394

     --------------------
     $ 58,778    $ 53,989
     ====================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Growth Equity Fund
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           January 1, 1999                                                                                 January 1, 1999
               through                       Year ended                      Year ended                        through
          October 31, 1999                      1998                            1997                      October 31, 1999
=================================================================================================================================
         5,302             365           4,734             119           7,615             160           6,739             902
           287               7           1,838              28           2,018              28             403              15
---------------------------------------------------------------------------------------------------------------------------------
         5,589             372           6,572             147           9,633             188           7,142             917
        (5,914)           (127)         (4,977)            (93)         (6,715)            (78)         (6,855)           (337)
---------------------------------------------------------------------------------------------------------------------------------
          (325)            245           1,595              54           2,918             110             287             580
=================================================================================================================================

          Indexed Equity Fund
     Institutional   Institutional   Institutional   Institutional
         Class       Service Class       Class       Service Class
     -------------   -------------   -------------   -------------
              Year ended                      Year ended
                 1998                            1997
     =============================================================
         11,881             806          12,006             404
          1,778              41           1,180              16
     -------------------------------------------------------------
         13,659             847          13,186             420
         (5,280)           (264)         (6,821)           (187)
     -------------------------------------------------------------
          8,379             583           6,365             233
     =============================================================

                                              Bond Fund
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
           January 1, 1999                                                                                 January 1, 1999
               through                       Year ended                      Year ended                        through
          October 31, 1999                      1998                            1997                      October 31, 1999
=================================================================================================================================
         1,239             528           2,773             435             944              67           2,351              72
            --(a)           --(a)          998              19           1,129               9              --              --
---------------------------------------------------------------------------------------------------------------------------------
         1,239             528           3,771             454           2,073              76           2,351              72
        (1,728)           (576)         (4,316)           (178)         (1,737)            (86)         (3,139)           (115)
---------------------------------------------------------------------------------------------------------------------------------
          (489)            (48)           (545)            276             336             (10)           (788)            (43)
=================================================================================================================================

           Indexed Bond Fund
     Institutional   Institutional   Institutional   Institutional
         Class       Service Class       Class       Service Class
     -------------   -------------   -------------   -------------
              Year ended                      Year ended
                 1998                            1997
     =============================================================
          5,611             123           2,458             131
            847              20             710              17
     -------------------------------------------------------------
          6,458             143           3,168             148
         (3,138)            (69)         (2,590)           (130)
     -------------------------------------------------------------
          3,320              74             578              18
     =============================================================

                                     Money Market Fund
                                       (Continued)                                            Short-Term Bond Fund
    Institutional   Institutional      Institutional      Institutional   Institutional   Institutional   Institutional
        Class       Service Class   Sweep Shares Class*       Class       Service Class       Class       Service Class
    -------------   -------------   -------------------   -------------   -------------   -------------   -------------
                                                                                                 January 1, 1999
                     Year ended                                    Year ended                        through
                        1998                                          1997                      October 31, 1999
    ===================================================================================================================
       267,338          92,389              7,086            383,542          90,079           2,968              32
        10,080           3,866                 --              7,733           2,387              --              --
    -------------------------------------------------------------------------------------------------------------------
       277,418          96,255              7,086            391,275          92,466           2,968              32
      (273,376)        (56,718)              (129)          (311,713)        (62,902)         (2,446)            (59)
    -------------------------------------------------------------------------------------------------------------------
         4,042          39,537              6,957             79,562          29,564             522             (27)
    ===================================================================================================================

          Short-Term Bond Fund
     Institutional   Institutional   Institutional   Institutional
         Class       Service Class       Class       Service Class
     -------------   -------------   -------------   -------------
              Year ended                      Year ended
                 1998                            1997
     =============================================================
          1,826              81           1,988              82
            268               7             331              10
     -------------------------------------------------------------
          2,094              88           2,319              92
         (2,584)           (111)         (3,450)            (73)
     -------------------------------------------------------------
           (490)            (23)         (1,131)             19
     =============================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay Institutional Funds Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Fund (formerly Multi-Asset Fund), EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (constituting MainStay Institutional Funds Inc., hereafter referred to as the "Funds") at October 31, 1999, and the results of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
December 22, 1999

                                            OFFICERS AND DIRECTORS*

                                            STEPHEN C. ROUSSIN
                                            Chairman and Director

                                            PATRICK G. BOYLE
                                            Director

                                            LAWRENCE GLACKEN
                                            Director

                                            ROBERT P. MULHEARN
                                            Director

                                            SUSAN B. KERLEY
                                            Director

                                            LINDA M. LIVORNESE
                                            President

                                            JEFFERSON C. BOYCE
                                            Senior Vice President

                                            MARC J. BROOKMAN
                                            Executive Vice President

                                            RICHARD ZUCCARO
                                            Tax Vice President

                                            JOHN FLANAGAN
                                            Treasurer

                                            MANAGER

                                            MainStay Management LLC

                                            SUBADVISORS

                                            New York Life Insurance Company
                                            MacKay Shields LLC
                                            Monitor Capital Advisors LLC

                                            DISTRIBUTOR

                                            NYLIFE Distributors Inc.

                                            TRANSFER AGENT

                                            MainStay Shareholder Services Inc.

                                            CUSTODIAN

                                            The Bank of New York

                                            INDEPENDENT ACCOUNTANTS

                                            PricewaterhouseCoopers LLP

                                            LEGAL COUNSEL

                                            Dechert Price & Rhoads

                                            *As of October 31, 1999.

    ----------------------------------------------------------------------------
       This is a copy of a report by MainStay Institutional Funds Inc. to the shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current MainStay Institutional Funds Inc. prospectus. This report does not offer for sale or solicit orders to buy any securities.

-------------------
  SUBADVISORS

       MacKay Shields LLC

       Monitor Capital Advisors LLC

       New York Life Insurance Company




  [MAINSTAY LOGO] MAINSTAY Investments


  Distributed by NYLIFE Distributors Inc., member NASD,
  300 Interpace Parkway, Building A, 2nd Floor, Parsippany, NJ 07054

  NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.


--------------------------------------------------------------------------------